UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01582

Enterprise Group of Funds, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Address of Principal Executive Offices)

Enterprise Capital Management, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 432-4320

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

THE ENTERPRISE Group of Funds, Inc.

Semi-Annual Report

and

Message from the President

June 30, 2004

THE ENTERPRISE Group of Funds, Inc.

AGGRESSIVE STOCK

ENTERPRISE Multi-Cap Growth Fund

ENTERPRISE Small Company Growth Fund

ENTERPRISE Small Company Value Fund

STOCK

ENTERPRISE Capital Appreciation Fund

ENTERPRISE Deep Value Fund

ENTERPRISE Equity Fund

ENTERPRISE Equity Income Fund

ENTERPRISE Growth Fund

ENTERPRISE Growth and Income Fund

INTERNATIONAL

ENTERPRISE International Growth Fund

SECTOR/SPECIALTY

ENTERPRISE Global Financial Services Fund

ENTERPRISE Global Socially Responsive Fund

ENTERPRISE Mergers and Acquisitions Fund

ENTERPRISE Technology Fund

DOMESTIC HYBRID

ENTERPRISE Managed Fund

ENTERPRISE Strategic Allocation Fund

INCOME

ENTERPRISE Government Securities Fund

ENTERPRISE High-Yield Bond Fund

ENTERPRISE Short Duration Bond Fund

ENTERPRISE Tax-Exempt Income Fund

ENTERPRISE Total Return Fund

MONEY MARKET

ENTERPRISE Money Market Fund

Message from the President

Dear Shareholder,

Let me begin by telling you how pleased I am to join one of the finest firms in the mutual fund industry. The Enterprise Group of Funds helped pioneer the subadvisory approach to investment management, hiring specialists in each investment niche to run its portfolios and providing special access to a collection of the top names in investment management. Enterprise has distinguished itself among fund families by delivering exceptional long-term performance to its shareholders and I am excited to help continue that tradition.

At the same time, Enterprise stands at the brink of a new era. On July 8, 2004, AXA Financial Inc., a member of the AXA Group, a global leader in financial services, bought The MONY Group, Enterprise Capital Management’s parent company, for $1.48 billion. This makes Enterprise a part of one of the premier U.S. financial protection organizations. With approximately $522.6 billion in assets under management as of March 31, 2004, AXA Financial has the resources and capabilities that can empower a smaller firm to expand its services, leverage opportunities and raise the bar on quality for all aspects of fund management. I look forward to seeing Enterprise take its commitment to excellence to new heights.

The first half of 2004 was troubled by Iraq, record-high oil prices and rising interest rates. The uncertainty of these elements contributed to a market decline in May, driving some investors to the sidelines. Yet, strong corporate performance kept stocks in positive territory. Year to date, the S&P 500 returned 3.4 percent, the Dow Jones Industrial Average yielded 0.8 percent and the Nasdaq managed 2.4 percent, as of June 30, 2004. Small-cap stocks, as measured by the Russell 2000 Index, fared the best with a 6.8 percent return YTD – though the tide may be turning to large caps, which outperformed in the second quarter.1

On a sector basis, the better performers were consumer staples, energy and industrials. Information technology ranked as the worst performing sector, yet subsectors in Internet software and wireless telecommunications had extremely high returns. And, while the depth and breadth of performance overall was not as strong as the gains made in 2003, more than half of the subindustries beat their benchmarks, the economy is healthy and the Fed has promised to keep the pace of rate increases “measured.”

Fixed income securities, including corporate bonds as well as the 10-year Treasury note, took a tough hit as the bond rally ended. While these types of investments remain excellent choices over time, investors with near-term liquidity needs should consider shorter-duration bond and money market funds as interest rates continue to rise.

What can you expect in the second half? That’s hard to say. Historically, the months heading into a presidential election are strong, and if corporate earnings remain strong, there is little reason to doubt that equities will outperform bonds and cash. A modest slowdown in economic growth may be occurring, and while this may not be welcome by all, it may ultimately benefit the markets by allowing economic expansion to continue for a longer duration. If the Fed Funds rate2 should reach 2.25 percent by year-end, it would still be very low historically, and may not impact unduly the economy or the markets.

Now, as always, we encourage you to work with your financial advisor to position your investments for the long term and to avoid being distracted by near-term factors. You can rely on the experience and expertise of the managers of the Enterprise funds to navigate the investment markets on a day-to-day basis. In addition, you can rely on Enterprise to monitor our managers to ensure they continue to meet high standards for performance, professionalism and sound business practices. Your welfare is our top priority.

Thank for your continued trust in Enterprise.

Sincerely,

Steven Joenk

President and Chief Executive Officer

[1]	The S&P 500 Index is an unmanaged index of 500 stocks weighted by capitalization. The Dow Jones Industrial Average is the most widely recognized stock market indicator in the United States. It includes 30 large capitalization companies that generally reflect the health of the U.S. economy. The Nasdaq Composite Index includes all Nasdaq National Market and Small Cap stocks weighted by capitalization. The Russell 2000 Index is an unmanaged index of 2000 small and mid-cap companies. Indexes assume the reinvestment of dividends and distributions and do not include any management fees or expenses. One cannot invest directly in an index.
[2]	The federal funds rate is the overnight interest rate at which banks lend to each other. The target for the fed funds rate is set by the Federal Open Market Committee of the Federal Reserve.

MESSAGE FROM THE PRESIDENT

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”) is subadviser to the Enterprise Multi-Cap Growth Fund. Alger has approximately $10.2 billion in assets under management and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is long-term capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 5.60%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund outperformed its peer group, the Lipper Multi-Cap Growth Funds Index, which returned 4.62%.

How would you describe the investment environment during the period?

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed’s indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during March, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during May, with mid-cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30, 2004 helped to relieve investors of some of their fear and uncertainty.

What strategies affected Fund performance during the period?

During the first six months of the year, the Fund benefited from solid security selection in both the consumer discretionary and information technology sectors along with an under-weighting in the weak Financials sector. At the stock level, performance benefited most positively from positions in Yahoo! Inc., eBay Inc., Broadcom Corp., Research In Motion Ltd. and Biogen. Conversely, the Fund was most negatively impacted by positions in Nortel Networks Corp., PeopleSoft Inc., King Pharmaceuticals Inc., Veritas Software Corp. and Millennium Pharmaceuticals Inc. Throughout the six-month period, Alger’s strategy remained uniform. Alger continued to emphasize individual security selection through thorough, internal research conducted by their analysts.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Throughout the first half of the year, the number of Fund holdings increased to approximately 70 stocks, while the cash position increased to about 4% of net assets. During the same six-month time span, significant additions to the Fund included Aetna Inc., Aflac Inc., Netflix Inc., Sirius Satellite Radio Inc. and Tiffany & Co. Significant eliminations included Amgen Inc., Citigroup Inc. and Intel Corp.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 86.25%

Advertising — 0.93%
Monster Worldwide Inc. (a)	34,300	$882,196

Aerospace — 0.98%
Lockheed Martin Corporation	17,800	927,024

Biotechnology — 3.34%
Genentech Inc. (a)	34,200	1,922,040
Invitrogen Corporation (a)	17,200	1,238,228

		3,160,268

Computer Hardware — 1.56%
Cisco Systems Inc. (a)	62,100	1,471,770

Computer Services — 8.11%
Cognizant Technology Solutions (Class A) (a)	35,600	904,596
Juniper Networks Inc. (a)	39,700	975,429
Pixar Inc. (a)	15,000	1,042,650
Yahoo! Inc. (a)	130,600	4,744,698

		7,667,373

Computer Software — 11.65%
Activision Inc. (a).	59,700	949,230
Microsoft Corporation	105,700	3,018,792
Oracle Corporation (a)	134,400	1,603,392
Palmone Inc. (a)	44,800	1,557,696
Red Hat Inc. (a)	120,700	2,772,479
Take Two Interactive Software (a)	36,400	1,115,296

		11,016,885

Consumer Services — 2.34%
First Data Corporation	20,500	912,660
Gentex Corporation	16,400	650,752
Priceline Common Inc. (a)	24,200	651,706

		2,215,118

Crude & Petroleum — 0.50%
Peabody Energy Corporation	8,500	475,915

Entertainment & Leisure — 1.55%
Netflix Common Inc. (a)	40,900	1,470,355

Fiber Optics — 2.04%
Corning Inc. (a)	148,100	1,934,186

Finance — 4.48%
Capital One Financial Corporation	19,000	1,299,220
First Marblehead Corporation (a)	18,500	744,810
MGIC Investment Corporation	21,400	1,623,404
Piper Jaffray Companies (a)	12,700	574,421

		4,241,855

	Number of Shares or Principal Amount	Value

Gaming — 0.49%
International Game Technology	11,900	$459,340

Health Care — 2.55%
Aetna Inc.	10,700	909,500
Amerigroup Corporation (a)	3,300	162,360
Anthem Inc. (a)	15,000	1,343,400

		2,415,260

Insurance — 0.95%
AFLAC Inc.	22,100	901,901

Media — 4.25%
Sirius Satellite Radio Inc. (a)	210,400	648,032
Time Warner Inc. (a)	108,400	1,905,672
XM Satellite Radio Holdings Inc. (Class A) (a)	53,800	1,468,202

		4,021,906

Medical Instruments — 4.96%
Advanced Medical Optics Inc. (a)	18,300	779,031
Boston Scientific Corporation (a)	45,300	1,938,840
Guidant Corporation	2,100	117,348
Varian Medical Systems Inc. (a)	7,600	603,060
Zimmer Holdings Inc. (a)	14,200	1,252,440

		4,690,719

Medical Services — 6.68%
Biogen Idec Inc. (a)	35,400	2,239,050
Given Imaging (a)	13,500	478,035
Kinetic Concepts Inc. (a)	19,200	958,080
Pacificare Health Systems (a)	24,500	947,170
Quest Diagnostics Inc.	20,000	1,699,000

		6,321,335

Oil Services — 1.98%
EOG Resources Inc.	23,400	1,397,214
National Oilwell Inc. (a)	15,000	472,350

		1,869,564

Pharmaceuticals — 7.10%
Allergan Inc.	17,100	1,530,792
Millennium Pharmaceuticals Inc. (a)	80,600	1,112,280
OSI Pharmaceuticals Inc. (a)	10,400	732,576
Pfizer Inc.	87,380	2,995,386
Protein Design Labs Inc. (a)	18,000	344,340

		6,715,374

Retail — 8.77%
Aeropostale (a)	32,250	867,848
Bed Bath & Beyond Inc. (a)	25,000	961,250
Coach Inc. (a)	28,500	1,287,915
eBay Inc. (a)	42,400	3,898,680
Sharper Image Corporation (a)	14,000	439,460
Tiffany & Company	22,800	840,180

		8,295,333

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Semiconductors — 8.29%
Applied Materials Inc. (a)	49,900	$979,038
Broadcom Corporation (Class A) (a)	69,700	3,259,869
Kulicke & Soffa Industries Inc. (a)	105,500	1,156,280
National Semiconductor Corporation (a)	66,200	1,455,738
Novellus Systems Inc. (a)	31,500	990,360

		7,841,285

Technology — 1.04%
Symbol Technologies Inc.	66,900	986,106

Wireless Communications — 1.71%
Sierra Wireless Inc. (a)	28,400	1,051,652
Spectrasite Inc. (a)	13,000	561,860

		1,613,512

Total Domestic Common Stocks
(Identified cost $67,607,709)		81,594,580

Foreign Stocks — 9.71%

Computer Software — 4.10%
Check Point Software Technologies Ltd. (a)	57,000	1,538,430
Research in Motion Ltd. (a)	34,200	2,340,648

		3,879,078

Electronics — 1.45%
Celestica Inc. (a)	68,900	1,374,555

Manufacturing — 1.04%
Tyco International Ltd.	29,700	984,258

Pharmaceuticals — 2.10%
QLT Inc. (a)	25,000	500,500
Teva Pharmaceutical Industries Ltd. (ADR)	22,000	1,480,380

		1,980,880

Travel/Entertainment/Leisure — 1.02%
Royal Caribbean Cruises Ltd.	22,200	963,702

Total Foreign Stocks
(Identified cost $7,287,900)		9,182,473

Short-Term Agency Obligations — 1.05%
Fannie Mae Note 1.28% due 11/03/04	$1,000,000	995,555

Total Short-Term Agency Obligations
(Identified cost $995,556)		995,555

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 2.29%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $2,165,042 Collateral: U.S. Treasury Bond $2,230,000, 3.375% due 11/15/08, Value $2,220,100	$2,164,000	$2,164,000

Total Repurchase Agreement
(Identified cost $2,164,000)		2,164,000

Total Investments
(Identified cost $78,055,165)		$93,936,608

Other Assets Less Liabilities — 0.70%		660,562

Net Assets — 100%		$94,597,170

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $2.4 billion in assets under management, is subadviser to the Enterprise Small Company Growth Fund. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.90%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 6.76%. The Fund underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which returned 3.43%.

How would you describe the investment environment during the period?

The second quarter of 2004 continued to exhibit the volatility that began in the first quarter. The market’s skittishness concerning the high-profile events that are occurring this year continued to present a challenging environment for fundamental investors. The dual nominating conventions, the U.S. Presidential election, the war in Iraq, the Olympics and terrorism were some of the non-economic issues being considered by investors. On the economic front, inflation and its counterpart, recession, were, on different occasions, additional reasons for the market being edgy during the period.

What strategies affected Fund performance during the period?

The Fund’s over-weight positions in the technology, consumer discretionary and healthcare sectors were the primary drags, as the performance spread between growth and value stocks continued to adversely affect the Fund’s faster-growing holdings. These sectors underperformed the more prosaic and slower growth sectors during the period, such as energy, basic materials and transportation. Holdings that positively impacted performance for the Fund were Ultra Petroleum Corporation, FLIR Systems, Ceradyne, Inc. and Lions Gate Entertainment Corporation. Underperforming holdings were Cray, Inc., NexMed, Inc., Neoware Systems, Inc. and Wilson Greatbatch.

What changes were made to the Fund over the period?

Witter continued to boost the Fund’s holdings in the faster-growing industry sectors. As the market has become more volatile, Witter continued to opportunistically add to core positions. New purchases in the rapidly-growing healthcare sector included I-Flow Corporation, a maker of infusion systems to administer chemotherapy, anesthesia, and nutritional supplements, which has had positive studies released recently on several of its products. The growth of radio stations catering to niche markets led to the purchase of Salem Communications, the largest Christian radio broadcaster, whose cash flow is growing to near 30% per year. Sales included K-Swiss Corporation, the sneaker company, which began losing market share to Nike, and Telik, a drug development company whose costs were rising as its pipeline of future products looked weaker than expected.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 94.49%

Automotive — 1.39%
Cummins Inc. (o)	7,300	$456,250
Hayes Lemmerz International Inc. (a)	75,700	1,143,070

		1,599,320

Banking — 3.84%
Cascade Bancorp (o)	35,475	655,578
Hanmi Financial Corporation (o)	70,200	2,070,900
Hudson United Bancorp	45,700	1,703,696

		4,430,174

Biotechnology — 0.55%
Momenta Pharmaceuticals Inc. (a)	70,400	633,600

Broadcasting — 0.90%
Salem Communications Corporation (Class A) (a)	38,100	1,033,653

Building & Construction — 0.48%
Infrasource Svcs Inc. (a)	45,200	554,152

Chemicals — 0.50%
Georgia Gulf Corporation	16,100	577,346

Computer Hardware — 3.04%
Dot Hill Systems Corporation (a)	131,300	1,471,873
Integrated Silicon Solution Inc. (a) (o)	77,900	951,159
Mobility Electronics Inc.(a) (o)	128,100	1,078,602

		3,501,634

Computer Services — 5.12%
Citadel Securities Software Inc. (a) (o)	193,200	595,056
Concur Technologies Inc. (a) (o)	107,100	1,145,970
Corgentech Inc. (a) (o)	63,200	1,018,784
Cray Inc. (a) (o)	181,020	1,198,352
Cyberguard Corporation (a)	60,600	494,496
Intergraph Corporation (a) (o)	25,100	649,086
Ultratech Inc. (a) (o)	49,400	804,232

		5,905,976

Computer Software — 11.97%
Ascential Software Corporation (a)	83,000	1,327,170
Avid Technology Inc. (a)	43,400	2,368,338
Digital River Inc. (a) (o)	48,800	1,592,344
Kintera Inc. (a) (o)	160,300	1,671,929
Macromedia Inc. (a) (o)	104,700	2,570,385
Neoware Systems Inc. (a) (o)	119,300	986,611
Open Text Corporation (a) (o)	41,400	1,320,660
Qad Inc. (o)	101,900	1,081,159
Ultimate Software Group Inc. (a) (o)	88,500	893,850

		13,812,446

Consumer Products — 2.90%
Lecroy Corporation (a)	88,700	1,597,487
Yankee Candle Company Inc. (a)	59,900	1,752,075

		3,349,562

	Number of Shares or Principal Amount	Value

Electronics — 3.89%
Ceradyne Inc. (a) (o)	96,899	$3,466,077
Veeco Instruments Inc. (a) (o)	39,400	1,016,914

		4,482,991

Energy — 2.51%
Omi Corporation	243,100	2,892,890

Entertainment & Leisure — 3.63%
Isle of Capri Casinos Inc. (a) (o)	38,100	664,845
Lions Gate Entertainment Corporation (a) (o)	404,200	2,821,316
Shuffle Master Inc. (a) (o)	19,200	697,152

		4,183,313

Finance — 0.74%
E-LOAN Inc. (a) (o)	315,400	851,580

Food, Beverages & Tobacco — 1.71%
Coolbrands International Inc. (a)	120,900	1,978,265

Hotels & Restaurants — 1.38%
Ruby Tuesday Inc. (o)	58,100	1,594,845

Insurance — 1.66%
Ohio Casualty Corporation (a)	95,000	1,912,350

Manufacturing — 1.59%
Gen-Probe Inc. (a) (o)	38,700	1,831,284

Media — 1.56%
Sonic Solutions (a) (o)	84,900	1,804,125

Medical Instruments — 5.31%
Candela Corporation (a) (o)	126,900	1,243,620
Cytyc Corporation (a)	56,100	1,423,257
Kensey Nash Corporation (a) (o)	32,650	1,126,425
Martek Biosciences Corporation (a) (o)	19,300	1,084,081
Nuvasive Inc. (a)	45,300	494,223
Zilog Inc. (a)	68,300	748,568

		6,120,174

Medical Services — 5.22%
Centene Corporation (a) (o)	34,800	1,341,540
Closure Medical Corporation (a) (o)	42,800	1,074,708
Medcath Corporation (a) (o)	52,400	1,048,000
Palomar Med Technologies Inc. (a) (o)	53,400	896,586
Radiation Therapy Services Inc. (a) (o)	32,000	454,400
Regeneration Tech Inc. (a) (o)	78,200	839,086
Vasogen Inc. (a)	76,700	371,995

		6,026,315

Metals & Mining — 0.85%
Encore Med Corporation (a) (o)	156,200	984,060

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Oil Services — 7.62%
Chesapeake Energy Corporation (o)	90,400	$1,330,688
Cimarex Energy Company (a)	62,100	1,877,283
Enterra Energy Trust	38,300	497,517
Jed Oil Inc. (a) (o)	12,900	156,348
Ultra Petroleum Corporation (a)	99,100	3,699,403
Universal Display Corporation (a)	19,500	209,430
Willbros Group Inc. (a) (o)	68,000	1,024,760

		8,795,429

Pharmaceuticals — 5.60%
Bio Imaging Technologies Inc. (a) (o)	90,485	416,231
Critical Therapeutics Inc. (a) (o)	96,800	677,600
Discovery Partners International Inc. (a)	38,800	197,880
Dusa Pharmaceuticals Inc. (a) (o)	54,750	520,125
I Flow Corporation (a) (o)	38,500	456,610
Ligand Pharmaceuticals Inc. (a) (o)	72,350	1,257,443
Nabi Biopharmaceuticals (a) (o)	86,600	1,231,452
Nexmed Inc. (a) (o)	378,100	752,419
Par Pharmaceutical Companies Inc. (a)	26,875	946,269

		6,456,029

Restaurants — 1.22%
Chicago Pizza & Brewery Inc. (a) (o)	92,400	1,405,404

Retail — 7.99%
Aeropostale (a)	63,450	1,707,440
PETCO Animal Supplies Inc. (a) (o)	74,100	2,386,761
Sports Authority Inc. (a) (o)	67,000	2,405,300
Too Inc. (a) (o)	162,900	2,720,430

		9,219,931

Semiconductors — 6.41%
Mattson Technology Inc. (a) (o)	100,900	1,212,818
MEMC Electronic Materials Inc. (a) (o)	235,000	2,321,800
Mykrolis Corporation (a) (o)	80,000	1,393,600
Omnivision Technologies Inc. (a) (o)	81,400	1,298,330
Tessera Technologies Inc.(a) (o)	65,000	1,171,300

		7,397,848

Technology — 3.34%
Flir Systems Inc. (a) (o)	61,700	3,387,330
Foundry Networks Inc. (a)	32,700	460,089

		3,847,419

Telecommunications — 0.52%
Symmetricom Inc. (a) (o)	68,000	605,200

Transportation — 0.18%
Vitran Corporation Inc. (a) (o)	12,800	210,560

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.87%
Alvarion Ltd. (a) (o)	75,800	$1,006,624

Total Domestic Common Stocks
(Identified cost $99,268,148)		109,004,499

Foreign Stocks — 1.30%

Pharmaceuticals — 1.30%
Angiotech Pharmaceuticals Inc. (a)	74,200	1,495,130

Total Foreign Stocks
(Identified cost $1,489,248)		1,495,130

Other Investments — 25.37%
Securities Lending Quality Trust (y)	29,267,890	29,267,890

Total Other Investments
(Identified cost $29,267,890)		29,267,890

Repurchase Agreement — 3.80%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $4,379,085 Collateral: U.S. Treasury Bond $4,510,000, 3.375% 11/15/08, Value $4,489,977	$4,379,000	4,379,000

Total Repurchase Agreement
(Identified cost $4,379,000)		4,379,000

Total Investments
(Identified cost $134,404,286)		$144,146,519

Other Assets Less Liabilities — (24.96)%		(28,789,102)

Net Assets — 100%		$115,357,417

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

GAMCO Investors, Inc. (“Gabelli”), which manages approximately $28.3 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Small Company Value Fund.

Investment Objective

The objective of the Enterprise Small Company Value Fund is maximum capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 6.95%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 6.76%. In contrast, the Fund underperformed its peer group, the Lipper Small-Cap Value Funds Index, which returned 7.70%.

How would you describe the investment environment during the period?

The economy has benefited from fiscal stimulus and the extraordinarily liquid monetary policy pursued by the Fed. Corporate earnings were strong. GDP grew about 5% over the past year and profit growth has been 25% or more. Returns were tempered by the belief that the economy will most likely slow to a more sustainable growth rate. Small company stocks had a solid half, despite challenges from interest rate increases, further turmoil and prisoner abuse scandals in Iraq, continued high oil prices, concern over a rise in inflation and uncertainty about the upcoming election.

What strategies affected Fund performance during the period?

Small-cap stocks continued to outperform in 2004, with the Russell 2000 Index outpacing both the Dow Jones Industrials and the S&P 500 Index by substantial margins. After the exceptional performance of more speculative small-caps in 2003, investors have been gravitating to higher quality, more reasonably valued small companies.

The period saw success in many industrial stocks, including those companies in the automotive aftermarket business. Other winners came from telecommunications, media, and clothing stocks. The Fund has held under-weight positions in both financial services and technology stocks. This strategy helped Fund performance in the period as both industry groups did poorly with the rise in interest rates. One year ago, the yield on the ten-year Treasury note was approximately 3.1%, and at the end of the first half of 2004 it was around 4.7%.

What changes were made to the Fund over the period?

During the period the Fund added shares of several mobile home manufacturers. With the aging of the population, Gabelli believes one of the industries likely to benefit is recreational vehicles – motor homes, travel trailers, and campers. It is a cyclical business, somewhat sensitive to interest rates, but it may benefit from an aging population. A subset of this business is mobile homes. Rising interest rates may make it a relative advantage to own a mobile home as a starter unit. The industry is also undergoing consolidation. The Fund also increased holdings in food companies Hain Celestial and International Multifoods, which were bought by JM Smucker for cash and stock.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.74%

Advertising — 0.01%
Interep National Radio Sales Inc. (a)	82,000	$90,200

Aerospace — 5.01%
AAR Corporation (a) (o)	60,000	681,000
Ametek Inc.	205,000	6,334,500
Curtiss — Wright Corporation (Class B) (o)	76,000	4,086,520
GenCorp Inc. (o)	580,000	7,766,200
Kaman Corporation (Class A) (o)	240,000	3,357,600
Lockheed Martin Corporation	18,000	937,440
Moog Inc. (Class A) (a) (o)	67,500	2,504,925
Sequa Corporation (Class A) (a) (o)	25,000	1,461,750
Sequa Corporation (Class B)	45,000	2,688,750
Titan Corporation (a) (o)	45,000	584,100

		30,402,785

Apparel & Textiles — 0.39%
Hartmarx Corporation (a) (o)	126,600	797,580
Levcor International Inc. (a)	30,000	64,500
Wolverine World Wide Inc. (o)	58,000	1,522,500

		2,384,580

Automotive — 5.66%
A. O. Smith Corporation (Class A)	11,000	341,000
Aaron Rents Inc. (Class A)	3,000	90,690
AutoNation Inc. (a)	70,000	1,197,000
BorgWarner Inc.	145,000	6,346,650
Clarcor Inc. (o)	143,000	6,549,400
Cooper Tire & Rubber Company (o)	3,000	69,000
Earl Scheib Inc. (a)	106,000	329,660
Federal-Mogul Corporation (a) (o)	20,000	5,800
Midas Inc. (a)	305,000	5,307,000
Modine Manufacturing Company (o)	220,000	7,007,000
Navistar International Corporation (a)	68,000	2,635,680
Raytech Corporation (a) (o)	135,000	224,100
Standard Motor Products Inc. (o)	155,000	2,283,150
Tenneco Automotive Inc. (a) (o)	149,000	1,971,270

		34,357,400

Banking — 0.74%
Crazy Woman Creek Bancorp Inc. (f)	51,000	841,500
First Republic Bank (o)	24,000	1,033,920
Flushing Financial Corporation (o)	102,000	1,800,300
Sterling Bancorp (o)	30,500	842,410

		4,518,130

	Number of Shares or Principal Amount	Value

Biotechnology — 0.52%
Invitrogen Corporation (a) (o)	44,000	$3,167,560

Broadcasting — 3.54%
Acme Communications Inc. (a) (o)	92,100	635,490
Beasley Broadcast Group Inc. (Class A) (a) (o)	57,500	860,200
Crown Media Holdings Inc. (Class A) (a) (o)	45,000	383,400
Emmis Broadcasting Corporation Class A (a) (o)	14,000	293,720
Fisher Communications Inc. (a) (o)	66,000	3,321,780
Granite Broadcasting Corporation (a)	330,000	231,000
Gray Television Inc.	210,000	2,916,900
Gray Television Inc. (Class A) (Class A)	64,000	800,000
Liberty Media Corporation (Class A) (a)	65,000	584,350
Lin TV Corporation (a) (o)	120,000	2,544,000
Nexstar Broadcasting Group Inc. (Class A) (a) (o)	15,000	164,700
Paxson Communications Corporation (a) (o)	530,000	1,722,500
Salem Communications Corporation (Class A) (a) (o)	73,000	1,980,490
Spanish Broadcasting Systems Inc. (Class A) (a) (o)	80,000	744,800
UnitedGlobalCom Inc. (Class A) (a)	243,809	1,770,053
World Wrestling Federation Entertainment Inc. (Class A) (o)	45,000	573,750
Young Broadcasting Inc. (Class A) (a) (o)	151,000	1,985,650

		21,512,783

Building & Construction — 2.86%
Cavalier Homes Inc.	30,100	161,035
Cavco Inds Incorporated Delaware (o)	31,000	1,230,700
Champion Enterprises Inc.	200,000	1,836,000
Coachmen Industries Inc.	2,000	31,980
Core Materials Corporation (a)	373,000	1,249,550
Fleetwood Enterprises Inc. (a) (o)	100,000	1,455,000
Hughes Supply Inc. (o)	1,000	58,930
Huttig Building Products Inc. (a)	100,000	768,000
Monaco Coach Corporation (a) (o)	40,000	1,126,800
Nobility Homes Inc (o)	6,000	123,060
Palm Harbor Homes Incorporated (o)	31,500	558,495
Rollins Inc.	360,000	8,283,600

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Skyline Corporation (o)	10,000	$406,500
Southern Energy Homes Inc.	15,000	61,500

		17,351,150

Business Services — 1.94%
Chemed Corp New (o)	117,000	5,674,500
Edgewater Technology Inc. (a) (o)	400,000	2,476,000
Imagistics International Inc. (a) (o)	7,200	254,880
Marketwatch Common Inc.	40,000	469,200
Nashua Corporation (a)	180,000	1,744,200
National Processing Inc. (a) (o)	40,000	1,150,000

		11,768,780

Cable — 1.59%
Cablevision Systems Corporation (Class A) (a) (o)	422,000	8,292,300
Lamson & Sessions Company (a)	155,000	1,246,200
Liberty Media International Inc.	3,250	120,575

		9,659,075

Chemicals — 4.43%
Albemarle Corporation (o)	4,000	126,600
Church & Dwight Company Inc.	64,500	2,952,810
Cytec Industries Inc. (a) (o)	12,000	545,400
Ferro Corporation (o)	100,000	2,668,000
Great Lakes Chemical Corporation (o)	210,000	5,682,600
H. B. Fuller Company	75,000	2,130,000
Hercules Inc. (a)	390,000	4,754,100
MacDermid Inc.	130,000	4,400,500
Newmarket Corp (o)	50,000	1,073,500
Olin Corporation (o)	60,000	1,057,200
Omnova Solutions Inc. (a) (o)	250,000	1,525,000

		26,915,710

Computer Services — 0.24%
Startek Inc. (o)	10,000	358,000
Tyler Technologies Inc. (a) (o)	80,000	756,800
Xanser Corporation (a)	130,000	319,800

		1,434,600

Computer Software — 0.03%
Global Sources Ltd. (a)	2,200	19,250
OpenTV Corporation (a)	72,000	149,760

		169,010

Conglomerates — 0.05%
Harbor Global Company Ltd.	30,000	285,000

Construction — 0.01%
KB Home	1,000	68,630

Consumer Durables — 0.39%
Dana Corporation	120,000	2,352,000

	Number of Shares or Principal Amount	Value

Noel Group Liquidating Trust Units (a) (d) (g) (m)	15,000	$—
Oneida Ltd. (o)	10,000	16,200

		2,368,200

Consumer Products — 1.16%
CNS Inc.	20,300	203,629
Delaware Laboratories Inc.	4,000	124,080
Department 56 Inc. (a) (o)	64,000	985,600
Elizabeth Arden Inc. (a) (o)	45,000	946,800
Jarden Corporation (a) (o)	2,250	80,978
Martha Stewart Living Inc. (a) (Class A) (o)	6,000	54,000
New England Business Service Inc.	20,000	880,000
Rayovac Corporation (a) (o)	34,000	955,400
Revlon Inc. (Class A) (a) (o)	130,000	383,500
Scotts Company (a)	6,000	383,280
Sola International Inc. (a)	120,000	2,067,600

		7,064,867

Containers/Packaging — 0.72%
Crown Holdings Inc. (a)	20,000	199,400
Packaging Dynamics Corporation (o)	203,000	2,811,550
Pactiv Corporation (a)	55,000	1,371,700

		4,382,650

Drugs & Medical Products — 0.42%
Landauer Inc. (o)	28,000	1,250,480
Owens & Minor Inc.	50,000	1,295,000

		2,545,480

Electrical Equipment — 3.63%
Ampco-Pittsburgh Corporation (o)	65,000	835,900
Baldor Electric Company (o)	190,000	4,436,500
C&D Technologies Inc.	10,000	178,300
National Presto Industries Inc. (o)	30,400	1,253,392
Selas Corporation of America	170,000	510,000
SL Industries Inc.	131,000	1,442,310
Thomas & Betts Corporation (a)	410,000	11,164,300
Thomas Industries Inc.	66,000	2,191,200

		22,011,902

Electronics — 1.12%
CTS Corporation (o)	235,000	2,834,100
Fargo Electronics Inc. (a) (o)	28,000	311,080
Monolithic Systems Technology Inc. (a) (o)	75,000	564,750
Park Electrochemical Corporation (o)	115,000	2,903,750
Zoran Corporation (a) (o)	10,000	183,500

		6,797,180

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Energy — 1.84%
Aquila Inc. (a)	330,000	$1,174,800
Atmos Energy Corporation (o)	1,000	25,600
El Paso Electric Company (a)	380,000	5,867,200
Mirant Corporation	50,000	17,950
Nicor Inc. (o)	65,000	2,208,050
SEMCO Energy Inc. (o)	30,000	174,600
Southern Union Company (a) (o)	80,900	1,705,372

		11,173,572

Entertainment & Leisure — 3.81%
Canterbury Park Holding Corporation (a) (o)	23,000	392,150
Churchill Downs Inc.	20,000	814,000
Dover Downs Gaming & Entertainment Inc.	110,000	1,237,500
Dover Motorsports Inc. (o)	205,000	820,000
E.W. Scripps Company (Class A) (o)	60,000	6,300,000
Gaylord Entertainment Company (a) (o)	213,000	6,686,070
K2 Inc. (a)	8,000	125,600
Magna Entertainment Corporation (Class A) (a) (o)	325,000	1,917,500
Sinclair Broadcast Group Inc. (Class A) (a) (o)	255,000	2,618,850
Six Flags Inc. (a) (o)	300,500	2,181,630

		23,093,300

Finance — 1.12%
BKF Capital Group Inc.	74,000	2,149,700
Federal Agriculture Mortgage Corporation (a) (o)	1,000	23,930
Interactive Data Corporation (a)	150,000	2,613,000
SWS Group Inc.	130,000	1,989,000

		6,775,630

Food, Beverages & Tobacco — 5.84%
Boston Beer Inc. (Class A) (a) (o)	49,800	1,002,972
Brown-Forman Corporation (Class B) (o)	7,600	366,852
Corn Products International Inc. (o)	150,000	6,982,500
Del Monte Foods Company (a)	150,000	1,524,000
Farmer Brothers Company (o)	25,000	670,750
Flowers Foods Inc.	205,000	5,360,750
Hain Celestial Group Inc. (a) (o)	30,000	543,000
Ingles Markets Inc. (Class A) (o)	200,000	2,234,000
J.M. Smucker Company (o)	81,442	3,739,002
John B. Sanfilippo & Son Inc. (a) (o)	2,000	53,440
PepsiAmericas Inc.	70,000	1,486,800
Ralcorp Holdings Inc. (a)	55,000	1,936,000
Robert Mondavi Corporation (Class A) (a) (o)	60,000	2,221,200

	Number of Shares or Principal Amount	Value

Sensient Technologies Corporation (o)	200,000	$4,296,000
Vermont Pure Holdings Ltd. (a)	10,000	28,400
Weis Markets Inc.	85,600	3,000,280

		35,445,946

Gaming — 0.48%
Lakes Entertainment Inc. (a) (o)	250,000	2,897,500

Hotels & Restaurants — 2.81%
Aztar Corporation (a)	230,000	6,440,000
Boca Resorts Inc. (a) (o)	153,400	3,040,388
Denny’s Corporation (a) (o)	25,000	53,500
Louisiana Quinta Corporation (a)	334,900	2,813,160
Marcus Corporation	1,000	17,250
The Steak n Shake Company (a) (o)	95,000	1,730,900
Triarc Companies Inc. (Class A) (o)	95,500	986,515
Triarc Companies Inc. (Class B) (o)	175,000	1,779,750
Trump Hotels & Casino Resorts Inc. (a) (o)	13,000	31,460
Wyndham International Inc. (a)	135,000	135,000

		17,027,923

Insurance — 1.32%
Argonaut Group Inc. (a) (o)	124,000	2,285,320
Liberty Corporation (o)	105,000	4,929,750
Midland Company (o)	27,000	800,550

		8,015,620

Life Insurance — 0.04%
The Phoenix Companies Inc. (o)	20,000	245,000

Machinery — 4.69%
AGCO Corporation (a) (o)	70,000	1,425,900
Baldwin Technology Company Inc. (Class A)	250,000	895,000
CNH Global	10,000	206,400
Fairchild Corporation (Class A) (a) (o)	300,000	1,284,000
Flowserve Corporation (a)	200,000	4,988,000
Franklin Electric Company Inc. (o)	44,000	1,661,440
Gardner Denver Inc. (a)	79,500	2,218,050
IDEX Corporation	59,000	2,026,650
Katy Industries Inc. (a)	158,000	772,620
Paxar Corporation (a) (o)	30,000	585,600
Robbins & Myers Inc. (o)	116,000	2,604,200
Standex International Corporation (o)	60,000	1,632,000
Tech/Ops Sevcon Inc. (o)	55,000	325,050
Tennant Company (o)	44,000	1,823,800
The Gorman-Rupp Company (o)	43,000	1,168,310
Watts Industries Inc. (Class A)	180,000	4,851,000

		28,468,020

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Manufacturing — 8.18%
Acuity Brands Inc. (o)	100,000	$2,700,000
Aviall Inc. (a) (o)	160,000	3,041,600
Barnes Group Inc. (o)	35,000	1,014,300
Belden Inc. (o)	100,000	2,143,000
Crane Company (o)	135,000	4,237,650
Cuno Inc. (a) (o)	40,000	2,134,000
Donaldson Company Inc. (o)	78,000	2,285,400
Energizer Holdings Inc. (a)	25,000	1,125,000
Esco Technologies Inc. (a) (o)	1,500	80,040
Fedders Corporation (o)	323,000	1,405,050
Gerber Scientific Inc. (a) (o)	140,000	988,400
GP Strategies Corporation (a) (o)	35,000	230,650
Graco Inc.	112,500	3,493,125
Graftech International Ltd. (a)	141,500	1,480,090
Industrial Distribution Group Inc. (a) (o)	74,000	607,614
Lindsay Manufacturing Company (o)	35,000	840,700
MagneTek Inc. (a)	145,000	1,209,300
Myers Industries Inc.	372,000	5,245,200
Oil-Dri Corporation of America	160,000	2,672,000
Park Ohio Holdings Corporation (a)	225,000	2,655,000
Pentair Inc.	36,000	1,211,040
Precision Castparts Corporation	95,000	5,195,550
Roper Industries Inc. (o)	18,000	1,024,200
Strattec Security Corporation (a)	25,000	1,710,750
Teleflex Inc.	8,000	401,200
Tredegar Inds Inc.	30,000	483,900

		49,614,759

Media — 1.92%
Gemstar-TV Guide International Inc. (a) (o)	250,000	1,200,000
Media General Inc. (Class A)	151,000	9,697,220
Pegasus Communications Corporation (Class A) (a) (o)	30,000	733,800

		11,631,020

Medical Instruments — 3.34%
ArthroCare Corporation (a) (o)	6,500	189,020
Bio Rad Laboratories Inc. (a)	6,000	353,160
Biolase Technology Incorporated (o)	1,000	13,460
Biosite Inc. (o)	15,500	696,260
Cholestech Corporation (a)	6,000	48,900
Conmed Corporation (a)	6,000	164,400
Dentsply International Inc.	8,000	416,800
Digene Corporation (a) (o)	3,000	109,590
DJ Orthopedics Inc. (o)	8,000	184,000
Edwards Lifesciences Corporation (a)	23,000	801,550
Exactech Inc. (a) (o)	36,500	792,050
Henry Schein Inc. (a)	12,000	757,680
ICU Medical Inc. (a) (o)	14,000	469,420

	Number of Shares or Principal Amount	Value

INAMED Corporation (a) (o)	59,000	$3,708,150
Kensey Nash Corporation (a) (o)	8,500	293,250
Osteotech Inc. (a) (o)	6,000	38,940
Patterson Dental Company (a) (o)	10,000	764,900
Schick Technologies Inc (o)	15,000	201,750
Sybron Dental Specialties (a)	325,000	9,701,250
Thoratec Corporation (a) (o)	40,000	429,200
Young Innovations	5,000	127,000

		20,260,730

Medical Services — 1.17%
Apogent Technologies Inc. (a)	45,000	1,440,000
CIRCOR International Inc.	170,000	3,466,300
Inverness Medical Innovations Inc. (a) (o)	75,000	1,642,500
Odyssey Healthcare Inc. (a) (o)	10,000	188,200
Regeneration Tech Inc. (o)	25,000	268,250
Vitalworks Inc. (o)	26,000	89,960

		7,095,210

Metals & Mining — 0.01%
Encore Med Corporation (a) (o)	6,000	37,800
WHX Corporation (a) (o)	30,000	48,600

		86,400

Multi-Line Insurance — 0.85%
Alleghany Corporation (a)	18,000	5,166,000

Neutraceuticals — 0.41%
Weider Nutrition International Inc. (a)	525,000	2,462,250

Oil Services — 0.18%
RPC Inc. (o)	27,300	431,067
W-H Energy Services Inc. (a) (o)	35,000	686,000

		1,117,067

Paper Products — 1.16%
Greif Brothers Corporation (Class A) (o)	138,000	5,830,500
Schweitzer Mauduit International Inc. (o)	40,000	1,225,200

		7,055,700

Pharmaceuticals — 0.22%
Collagenex Pharmaceuticals Inc. (a)	6,000	56,520
Priority Healthcare Corporation (Class B) (a) (o)	55,000	1,262,250

		1,318,770

Printing & Publishing — 4.61%
A.H. Belo Corporation (Class A)	140,000	3,759,000
Journal Register Company (a)	220,000	4,400,000
Lee Enterprises Inc.	60,000	2,880,600
McClatchy Company (Class A)	54,000	3,788,100

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Penton Media Inc. (a)	280,000	$114,800
Pulitzer Inc. (o)	155,100	7,584,390
Thomas Nelson Inc.	135,000	3,069,900
Topps Company Inc. (o)	245,000	2,376,500

		27,973,290

Property-Casualty Insurance — 0.48%
CNA Surety Corporation (a) (o)	265,000	2,901,750

Publishing — 0.41%
PRIMEDIA Inc. (a) (o)	700,000	1,946,000
Value Line Inc. (o)	16,000	568,160

		2,514,160

Real Estate — 0.42%
Catellus Development Corp.	14,000	345,100
Griffin Land & Nurseries Inc. (a)	63,000	1,578,150
Gyrodyne Company of America Inc. (a)	22,000	632,500

		2,555,750

Retail — 0.61%
Big 5 Sporting Goods Corporation (a) (o)	8,000	209,520
CSK Auto Corporation (o)	40,000	685,600
Gander Mountain Company (o)	1,000	22,950
Movado Group Inc. (o)	10,000	172,500
Neiman-Marcus Group (Class B) (a) (o)	40,000	2,075,600
Neiman-Marcus Group (Class A)(a)	8,000	445,200
Sports Authority Inc. (a) (o)	1,000	35,900
ValueVision Media Inc. (Class A) (a) (o)	3,000	39,060

		3,686,330

Technology — 0.25%
Flir Systems Inc. (a) (o)	2,500	137,250
J Net Enterprises Inc. (f) (o)	470,000	1,410,000

		1,547,250

Telecommunications — 3.10%
Airgate Pcs Inc (o)	13,000	237,900
Andrew Corporation (a)	30,000	600,300
Andrew Corporation (a) (Preferred)	11,000	2,200,000
Atlantic Tele-Network Inc.	12,000	385,200
ATX Communications (a) (o)	60,000	3,600
Centurytel Inc.	30,000	901,200
Cincinnati Bell Inc. (a)	780,000	3,463,200
Citizens Communications Co. (a) (o)	100,000	1,210,000
Commonwealth Telephone Enterprises Inc. (a) (o)	73,720	3,300,444
Communications Systems Inc.	94,900	760,149
D&E Communications Inc. (o)	139,500	1,872,090
McLeodUSA Inc. (Class A) (a) (o)	5,001	2,401
McLeodUSA Inc. (Escrow) (a) (d) (m)	60,000	—
Nextel Partners Inc. (Class A) (a) (o)	80,000	1,273,600

	Number of Shares or Principal Amount	Value

Panamsat Corporation (a) (o)	75,000	1,741,500
Plantronics Inc. (a) (o)	5,000	210,500
Rural Cellular Corporation (a) (Class A) (a) (o)	65,000	576,550
Triton PCS Holdings Inc. (Class A) (a) (o)	22,000	95,920

		18,834,554

Transportation — 1.19%
GATX Corporation	180,000	4,896,000
Marine Products Corporation (o)	58,800	1,090,740
Oshkosh Truck Corporation (o)	10,000	573,100
TransPro Inc. (a) (o)	110,000	633,600

		7,193,440

Travel/Entertainment/Leisure — 0.22%
Bowlin Travel Centers Inc. (a)	60,000	96,000
Pinnacle Entertainment Inc. (a)	100,000	1,261,000

		1,357,000

Utilities — 4.33%
AGL Resources Inc.	38,000	1,103,900
Allegheny Energy Inc. (a) (o)	60,000	924,600
CH Energy Group Inc. (o)	63,000	2,925,720
CMS Energy Corporation (a) (o)	100,000	913,000
Duquesne Light Holdings Inc. (o)	445,000	8,592,950
Florida Public Utilities Company	22,666	410,028
Maine & Maritimes Corporation	8,000	256,000
ONEOK Inc. (o)	50,000	1,099,500
Otter Tail Corporation (o)	25,000	671,500
SJW Corporation	90,000	3,060,000
Southwest Gas Corporation	68,000	1,640,840
Westar Energy Inc. (o)	235,000	4,678,850

		26,276,888

Waste Management — 0.99%
Allied Waste Industries Inc. (a) (o)	235,000	3,097,300
Republic Services Inc.	100,000	2,894,000

		5,991,300

Wireless Communications — 1.28%
Centennial Communications Corporation (Class A) (a) (o)	105,000	750,750
Dobson Communications Corporation (a) (o)	59,000	192,340
Leap Wireless International Inc. (a) (o)	110,000	1,980
Price Communications Corporation (a)	147,000	2,169,720
United States Cellular Corporation (a) (o)	15,000	578,250
Western Wireless Corporation (Class A) (a) (o)	140,000	4,047,400

		7,740,440

Total Domestic Common Stocks
(Identified cost $426,864,478)		$556,778,241

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Foreign Stocks — 2.89%

Broadcasting — 0.46%
News Corporation Ltd. (ADR)	85,000	$2,794,800

Cable — 0.37%
Rogers Communications Inc. (Class B) (o)	125,000	2,266,250

Hotels & Restaurants — 0.54%
Kerzner International Ltd. (a)	69,000	3,281,640

Manufacturing — 0.31%
Cooper Industries Ltd. (Class A)	32,000	1,901,120

Medical Instruments — 0.02%
Orthofix International (a) (o)	3,000	128,190

Metals & Mining — 0.17%
Barrick Gold Corporation	47,000	928,250
Kinross Gold Corporation (a)	17,333	96,372

		1,024,622

Telecommunications — 0.80%
Vimpel-Communications (ADR) (a)	50,000	4,822,500

Wireless Communications — 0.22%
Rogers Wireless Communications (Class B) (a) (o)	50,000	1,352,500

Total Foreign Stocks
(Identified cost $9,304,151)		17,571,622

Preferred Stock — 0.84%

Broadcasting — 0.84%
Granite Broadcasting Corporation (a) (o)	9,000	5,085,000

Total Preferred Stock
(Identified cost $6,054,500)		5,085,000

Short-Term U. S. Government Obligations — 2.48%
United States Treasury Bill 1.095% due 10/14/04	$15,083,000	$15,034,829

	Number of Shares or Principal Amount	Value

Total Short-Term U. S. Government Obligations

(Identified cost $15,034,829)		$15,034,829

Other Investments — 20.51%
Securities Lending Quality Trust (y)	$124,462,179	124,462,179

Total Other Investments
(Identified cost $124,462,179)		124,462,179

Repurchase Agreement — 1.85%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $11,261,219 Collateral: U.S. Treasury Note $11,520,000, 2.50% due 05/31/06, Value $11,515,593	$11,261,000	11,261,000

Total Repurchase Agreement
(Identified cost $11,261,000)		11,261,000

Total Investments
(Identified cost $592,981,137)		$730,192,871

Other Assets Less Liabilities — (20.31)%		(123,291,422)

Net Assets — 100%		$606,901,449

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2004
(f)	Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in these affiliated companies as of June 30 2004 was $2,251,500
(g)	Restricted securities as of June 30, 2004 were as follows:

Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value Per Unit	Aggregate		Percent of Net Assets
					Cost	Value
Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.00	$12,187	$0	0.00%

(m)	Illiquid Security
(o)	Security of portion thereof out on loan at June 30, 2004
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS

Marsico Capital Management, LLC Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $34.5 billion for institutional clients and whose usual investment minimum is $100 million, is subadviser to the Enterprise Capital Appreciation Fund.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is maximum capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 1.08%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund underperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 2.18%.

How would you describe the investment environment during the period?

Higher beta (i.e., smaller- and medium-capitalization companies) and “value” represented the market leaders during the period. Energy was the best-performing economic sector, followed by industrials and consumer staples. All sectors of the S&P 500 Index actually managed to post a positive return, although overall gains were modest in nature. Five sectors experienced increases of 2% or less. The weakest-performing sector was information technology.

In terms of industry-level returns, there was a considerably greater degree of performance dispersion. Some of the best performing industries were household and personal products and hotel/leisure, whereas some of the worst performing industries were semiconductors and media.

What strategies affected Fund performance during the period?

Positive factors impacting performance as compared to the S&P 500 Index included an over-weighted posture in health care equipment and services investments benefited investment results. Individual positions (e.g., Zimmer Holdings, UnitedHealth Group, Boston Scientific, and Quest Diagnostics) were among the Fund’s better-performing holdings during the period. In addition, biotechnology holding Genentech was a solid performer for the period. Hotel positions (e.g., Four Seasons Hotels, Mandalay Resort Group) were among the Fund’s better-performing holdings during the period. Select positions (e.g., Qualcomm) in the technology hardware and equipment industry also positively impacted performance.

Factors that negatively impacted performance included certain holdings in the retailing industry, such as Tiffany & Co. and Amazon. An under-weighted posture in energy also negatively impacted performance. Semiconductor holdings such as Intel fell in value prior to being sold during the period, while Samsung also declined for the period. Certain holdings in the Capital Goods industry, including Caterpillar and Lockheed-Martin, also underperformed. Telecommunications services company Nextel Communications, Ryanair Holdings, a regional airline, Forest Laboratories, a biotechnology company and Comcast Corporation, a media company all declined during the period in which they were owned.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

From the perspective of economic sector distribution, there was not a great deal of change to the Fund’s overall “complexion” during the period. Information technology positions were decreased early in the period, then modestly increased. Meanwhile, allocations to sectors such as Industrials and health care rose modestly. As of June 30, 2004 the Fund’s largest sector positions were: health care, consumer discretionary, information technology, financials, and industrials. The Fund had no holdings in energy, utilities, and telecommunications Services, and a minimal allocation to materials, as of June 30, 2004.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.51%

Aerospace — 1.34%
General Dynamics Corporation	6,918	$686,958
Honeywell International Inc.	78,291	2,867,799

		3,554,757

Banking — 0.18%
UCBH Holdings Inc.	11,909	470,644

Biotechnology — 5.47%
Genentech Inc. (a)	258,600	14,533,320

Building & Construction — 1.77%
Lennar Corporation (Class A)	94,245	4,214,637
Lennar Corporation (Class B)	11,882	492,271

		4,706,908

Business Services — 0.54%
Automatic Data Processing Inc.	34,017	1,424,632

Chemicals — 0.47%
Monsanto Company	32,377	1,246,515

Computer Services — 2.97%
Dell Inc. (a)	219,831	7,874,346

Computer Software — 4.65%
Electronic Arts Inc. (a)	95,786	5,225,126
Microsoft Corporation	249,014	7,111,840

		12,336,966

Consumer Products — 5.21%
Nike, Inc. (Class B)	76,623	5,804,192
Procter & Gamble Company	147,424	8,025,763

		13,829,955

Electrical Equipment — 4.24%
General Electric Company	347,875	11,271,150

Finance — 6.16%
Goldman Sachs Group Inc.	52,588	4,951,686
SLM Corporation	282,322	11,419,925

		16,371,611

Food, Beverages & Tobacco — 2.31%
PepsiCo Inc.	114,035	6,144,206

Health Care — 5.16%
UnitedHealth Group Inc.	220,251	13,710,625

Hotels & Restaurants — 4.72%
Four Season Hotels Inc. (o)	123,438	7,432,202
Mandalay Resort Group	54,063	3,710,884
Wynn Resorts Ltd. (a) (o)	36,000	1,390,680

		12,533,766

	Number of Shares or Principal Amount	Value

Machinery — 3.35%
Caterpillar Inc.	112,016	$8,898,551

Medical Instruments — 8.42%
Boston Scientific Corporation (a)	177,161	7,582,491
Medtronic Inc.	106,406	5,184,100
St. Jude Medical Inc. (a)	25,075	1,896,924
Zimmer Holdings Inc. (a)	87,334	7,702,859

		22,366,374

Medical Services — 1.43%
Quest Diagnostics Inc. (o)	44,715	3,798,539

Misc. Financial Services — 9.95%
Citigroup Inc.	249,614	11,607,051
Countrywide Financial Corporation	108,740	7,638,985
Merrill Lynch & Company Inc.	133,177	7,188,894

		26,434,930

Real Estate — 1.19%
M.D.C. Holdings Inc.	49,855	3,171,277

Retail — 10.32%
Bed Bath & Beyond Inc. (a)	32,016	1,231,015
CVS Corporation	52,315	2,198,276
eBay Inc. (a)	58,000	5,333,100
Lowe’s Companies Inc.	143,813	7,557,373
Tiffany & Company	185,694	6,842,824
Wal-Mart Stores Inc.	80,313	4,237,314

		27,399,902

Semiconductors — 0.25%
Texas Instruments Inc.	26,967	652,062

Telecommunications — 5.21%
QUALCOMM Inc.	189,439	13,825,258

Transportation — 2.88%
FedEx Corporation	93,770	7,660,071

Travel/Entertainment/Leisure — 1.58%
Royal Caribbean Cruises Ltd. (o)	96,437	4,186,330

Wireless Communications — 2.74%
Motorola Inc.	398,557	7,273,665

Total Domestic Common Stocks
(Identified cost $191,933,203)		245,676,360

Foreign Stocks — 6.51%

Drugs & Medical Products — 1.41%
Roche Holdings-Genusschein	37,786	3,738,651

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Electronics — 2.83%
Samsung Electronics (GDR) (144A)	18,200	$7,513,111

Manufacturing — 2.27%
Tyco International Ltd.	181,718	6,022,134

Total Foreign Stocks
(Identified cost $17,608,613)		17,273,896

Other Investments — 5.05%
Securities Lending Quality Trust (y)	13,420,879	13,420,879

Total Other Investments
(Identified cost $13,420,879)		13,420,879

Value

Total Investments
(Identified cost $222,962,695)	$276,371,135

Other Assets Less Liabilities — (4.07)%	(10,796,061)

Net Assets — 100%	$265,575,074

(a)	Non-income producing security.
(o)	Security, or portion thereof out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(GDR)	Global Depository Receipt
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $424 billion for institutional clients and whose usual investment minimum for this investment objective is $20 million, is subadviser to the Enterprise Deep Value Fund.

Investment Objective

The objective of the Enterprise Deep Value Fund is total return through capital appreciation with income as a secondary consideration.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 2.68%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 3.93%. The Fund underperformed its peer group, the Lipper Large-Cap Value Funds Index, which returned 3.49%.

How would you describe the investment environment during the period?

Unlike the first quarter of 2004 when most of the focus was on the jobless U.S. economic recovery, investors spent much of the second quarter worrying about inflation. Keyed by strengthening employment data and stubbornly high oil prices, inflation surprised on the upside. In response, the Fed raised interest rates during their June meeting, ostensibly marking an end to an era of nearly 25 years of generally falling interest rates. U.S. equity markets spent most of the second quarter in a waiting mode in anticipation of the Fed’s meeting.

What strategies affected Fund performance during the period?

For the six-month period, relative performance was negatively impacted by stock selection in the information technology and materials sectors. Within information technology, weak performing holdings included Applied Materials, Inc. and Teradyne. Meanwhile, in the materials sector, the Fund’s holding in aluminum manufacturer Alcoa detracted from performance for the period. Stock selection in the health care and the consumer staples sectors, however was additive to Fund performance for the period. Within health care, C.R. Bard Corporation and Beckman Coulter were both good performers due to strong earnings results. In consumer staples, holdings such as Coca Cola Enterprises and CVS were strong contributors to performance.

What changes were made to the Fund over the period?

During the six-month period, the largest sector shifts were an increase in the Fund’s benchmark relative over-weight to the health care sector and an increase in an under-weight position in the telecommunication services sector. From a stock specific perspective, the Fund initiated a position in Wyeth Pharmaceuticals, as anticipated negative litigation news came to pass, while Wyeth’s strong drug portfolio and pipelines were being ignored. Wellington also added to the Fund’s position in Caterpillar, where earnings have been outstanding and should be sustainable as most of its customers are healthy. Wellington also initiated a position in General Dynamics as defense stocks in general had been weak, believing the company’s Gulfstream subsidiary should benefit from improvements in capital spending and business confidence. Wellington initiated a position in electric utility TXU, as moves by new management have driven

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS — (Continued)

improvement in profitability. These purchases were funded by sales of holdings that had achieved Wellington’s price objectives, including shares of Republic Services, Stancorp Financial, and a trimming of the strong performer CR Bard. Lastly, Wellington trimmed the position in ExxonMobil Corporation, as oil prices appeared unsustainably high and Wellington did not want to be over-weight the energy sector when oil prices peeled back.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.98%

Aerospace — 0.54%
General Dynamics Corporation	2,100	$208,530

Automotive — 1.53%
General Motors Corporation	12,700	591,693

Banking — 9.52%
Bank of America Corporation	16,120	1,364,075
Bank One Corporation	8,330	424,830
National City Corporation	25,700	899,757
PNC Financial Services Group	600	31,848
SunTrust Banks Inc.	5,800	376,942
Wells Fargo & Company	10,200	583,746

		3,681,198

Cable — 1.70%
Comcast Corporation (Class A) (a)	23,730	655,185

Chemicals — 2.11%
Du Pont (E. I.) de Nemours & Company	18,340	814,663

Computer Hardware — 1.66%
Hewlett-Packard Company	12,902	272,232
International Business Machines Corporation	4,200	370,230

		642,462

Consumer Products — 2.50%
Kimberly-Clark Corporation	6,810	448,643
Nike, Inc. (Class B)	6,810	515,857

		964,500

Crude & Petroleum — 5.97%
ChevronTexaco Corporation	6,510	612,656
Exxon Mobil Corporation	38,170	1,695,130

		2,307,786

Electrical Equipment — 0.92%
Emerson Electric Company	5,600	355,880

Electronics — 0.93%
Rockwell Automation Inc.	9,580	359,346

Energy — 3.84%
Exelon Corporation	22,580	751,688
Progress Energy Inc.	5,930	261,217
TXU Corporation	11,600	469,916

		1,482,821

Finance — 1.51%
Goldman Sachs Group Inc.	6,200	583,792

Food, Beverages & Tobacco — 4.33%
Coca-Cola Enterprises Inc.	13,400	388,466
Kellogg Company	15,160	634,446
PepsiCo Inc.	12,090	651,409

		1,674,321

	Number of Shares or Principal Amount	Value

Health Care — 1.48%
Anthem Inc. (a)	6,400	$573,184

Hotels & Restaurants — 1.30%
McDonald’s Corporation	19,250	500,500

Insurance — 1.25%
Marsh & McLennan Companies Inc.	2,100	95,298
Principal Financial Group	11,200	389,536

		484,834

Machinery — 3.08%
Caterpillar Inc.	15,010	1,192,394

Manufacturing — 1.31%
Illinois Tool Works Inc.	5,290	507,258

Media — 2.13%
Time Warner Inc. (a)	46,940	825,205

Medical Instruments — 3.02%
Beckman Coulter Inc.	8,100	494,100
C.R. Bard Inc.	11,860	671,869

		1,165,969

Medical Services — 1.53%
Baxter International Inc.	17,120	590,811

Metals & Mining — 2.98%
Alcoa Inc.	34,890	1,152,417

Misc. Financial Services — 8.59%
Citigroup Inc.	37,300	1,734,450
Fannie Mae	7,720	550,899
Morgan Stanley Dean Witter & Company	19,600	1,034,292

		3,319,641

Oil Services — 2.01%
ConocoPhillips	10,200	778,158

Paper & Forest Products — 1.70%
Weyerhaeuser Company	10,410	657,079

Pharmaceuticals — 4.41%
Pfizer Inc.	34,590	1,185,745
Wyeth	14,400	520,704

		1,706,449

Property-Casualty Insurance — 2.75%
Chubb Corporation	2,740	186,813
St. Paul Companies Inc.	21,620	876,475

		1,063,288

Retail — 3.07%
CVS Corporation	18,410	773,588
Dollar General Corporation	21,140	413,499

		1,187,087

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Savings and Loan — 0.58%
Washington Mutual Inc.	5,800	$224,112

Semiconductors — 6.63%
Applied Materials Inc. (a)	45,440	891,533
Intel Corporation	29,500	814,200
Teradyne Inc. (a)	37,850	859,195

		2,564,928

Telecommunications — 2.06%
BellSouth Corporation	17,730	464,881
SBC Communications Inc.	13,740	333,195

		798,076

Transportation — 3.18%
CSX Corporation	18,590	609,194
Southwest Airlines Company	36,870	618,310

		1,227,504

Utilities — 1.86%
Dominion Resources Inc.	6,070	382,896
National Fuel Gas Company	160	4,000
PPL Corporation	3,060	140,454
SCANA Corporation	5,230	190,215

		717,565

Total Domestic Common Stocks
(Identified cost $32,128,259)		35,558,636

Foreign Stocks — 6.80%

Insurance — 1.19%
ACE Ltd.	10,910	461,275

Manufacturing — 2.49%
Tyco International Ltd.	29,060	963,048

Oil Services — 3.12%
Shell Transport & Trading Company (ADR) (o)	27,000	1,206,900

Total Foreign Stocks
(Identified cost $2,094,412)		2,631,223

Other Investments — 2.31%
Securities Lending Quality Trust (y)	891,709	891,709

Total Other Investments
(Identified cost $891,709)		891,709

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 0.93%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $361,007 Collateral: U.S. Treasury Bond $335,000, 6.125% due 08/15/07, Value $378,029	$361,000	$361,000

Total Repurchase Agreement
(Identified cost $361,000)		361,000

Total Investments
(Identified cost $35,475,380)		$39,442,568

Other Assets Less Liabilities — (2.02)%		(781,912)

Net Assets — 100%		$38,660,656

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser to the Enterprise Equity Fund. TCW manages approximately $94.3 billion for institutional clients and its normal investment minimum for this investment objective is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 6.53%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 2.18%.

How would you describe the investment environment during the period?

For the first six months of 2004, the markets took a breather after a very strong advance in 2003, with investors generally sold on rallies, such that sector rotations were of both short duration and a limited upside. The best performing sectors were those that benefited from upward earnings revisions. These sectors were energy, materials and industrials. Also, throughout the first half of the year, corporate growth exceeded consensus expectations, but multiplies contracted with the anticipation and realization of rising interest rates.

What strategies affected Fund performance during the period?

As in the past, TCW was able to distinguish themselves through stock selection, particularly with Fund holdings in the information technology and consumer discretionary sectors. TCW continued to invest in companies with sustainable competitive advantages that TCW believes can enjoy long-lived and open-ended growth opportunities. Some of the Fund’s better relative performers included the likes of QUALCOMM Inc., Starbucks Corporation, Wal-Mart Stores, Yahoo! Inc. and eBay Inc.

What changes were made to the Fund over the period?

During the six-month period the Fund’s positions in Medimmune Inc., Microsoft Corporation, Southwest Airlines Co. and Viacom Corporation were sold. During the period, positions in Apollo Group and XM Satellite Radio were initiated.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 98.73%

Biotechnology — 9.67%
Amgen Inc. (a)	130,100	$7,099,557
Genentech Inc. (a)	188,300	10,582,460

		17,682,017

Computer Hardware — 2.58%
Cisco Systems Inc. (a)	199,400	4,725,780

Computer Services — 18.56%
Dell Inc. (a)	174,900	6,264,918
Network Appliance Inc. (a)	406,500	8,751,945
Pixar Inc. (a) (o)	62,100	4,316,571
Yahoo! Inc. (a)	402,600	14,626,458

		33,959,892

Consumer Durables — 2.54%
Harley-Davidson Inc.	74,900	4,639,306

Education — 2.21%
Apollo Group Inc. (Class A) (a)	45,900	4,052,511

Electrical Equipment — 1.96%
General Electric Company	110,500	3,580,200

Hotels & Restaurants — 3.92%
Starbucks Corporation (a)	164,900	7,169,852

Insurance — 10.38%
AFLAC Inc.	130,500	5,325,705
Progressive Corporation	160,180	13,663,354

		18,989,059

Media — 3.22%
XM Satellite Radio Holdings Inc. (Class A) (a) (o)	215,555	5,882,496

Misc. Financial Services — 2.65%
Charles Schwab Corporation	505,000	4,853,050

Multi-Line Insurance — 2.12%
American International Group Inc.	54,350	3,874,068

Pharmaceuticals — 3.01%
Eli Lilly & Company	78,900	5,515,899

Retail — 16.95%
Amazon.com Inc. (a)	195,050	10,610,720
eBay Inc. (a)	128,800	11,843,160
Wal-Mart Stores Inc.	77,200	4,073,072
Walgreen Company	123,600	4,475,556

		31,002,508

	Number of Shares or Principal Amount	Value

Semiconductors — 14.60%
Applied Materials Inc. (a)	307,070	$6,024,714
Intel Corporation	181,800	5,017,680
Maxim Integrated Products Inc.	170,900	8,958,578
Xilinx Inc.	201,100	6,698,641

		26,699,613

Telecommunications — 4.36%
QUALCOMM Inc.	109,200	7,969,416

Total Domestic Common Stocks
(Identified cost $154,797,959)		180,595,667

Other Investments — 2.54%
Securities Lending Quality Trust (y)	4,641,673	4,641,673

Total Other Investments
(Identified cost $4,641,673)		4,641,673

Repurchase Agreement — 1.13%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $2,070,040 Collateral: U.S. Treasury Note $2,135,000, 3.375% due 11/15/08, Value $2,125,522	$2,070,000	2,070,000

Total Repurchase Agreement
(Identified cost $2,070,000)		2,070,000

Total Investments
(Identified cost $161,509,632)		$187,307,340

Other Assets Less Liabilities — (2.40)%		(4,388,680)

Net Assets — 100%		$182,918,660

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS

Boston Advisors, Inc. Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Enterprise Equity Income Fund. Boston Advisors is a member of The MONY Group Inc. and manages approximately $4.1 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is a combination of growth and income to achieve an above-average and consistent total return.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 7.96%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund outperformed its peer group, the Lipper Equity Income Funds Index, which returned 3.55%.

How would you describe the investment environment during the period?

The investment environment during the six-month period can best be described as lackluster. After a promising start, stocks floundered as investor enthusiasm for buying stocks quickly gave way to indecision. The desire to own stocks was neutralized by the prospect of the Fed raising interest rates, by the unexpectedly high price of crude oil, and by the greater uncertainty regarding the situation in Iraq. However, halfway through the period, stocks stabilized and, by the end of the period, had rallied to finish slightly ahead of where they began. Ironically, the market’s inability to advance meaningfully occurred against a backdrop of solid economic and corporate profit news.

What strategies affected Fund performance during the period?

The strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index positively affected Fund performance during the period. According to Standard & Poor’s, dividend paying stocks in the S&P 500 Index were up more than 6% on average, compared to a little more than 3% for nonpayers.

The Fund’s stock selection parameters typically result in the construction of a portfolio that has a value bias and, as mentioned, value stocks generally outperformed growth stocks during the period. Indeed, the Fund’s performance relative to more growth-oriented benchmarks, such as the S&P 500 Index, reflected its value orientation. Although value outperformed growth for this period, a shift in leadership from value to growth was occurring between the first and second quarters.

Boston Advisors’ investment strategy endeavored to identify companies likely to show earnings improvement amid low investor expectations. During the period, a number of companies in the Fund reported earnings and made forecasts that positively surprised investors. In their enthusiastic response, investors bid up the shares of these companies higher, helping contribute to Fund performance.

Identifying companies likely to post a positive earnings surprise or experience some other positive near-term catalyst is a strategy that helped minimize one of the risks facing value investors — that of falling into a value trap. Without a catalyst, shareholder value may deteriorate over time, increasing the risk that the company will be unable to support its dividend, let alone increase it, in the future. Avoiding these types of value traps also positively impacted performance during the period.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

During the period the Fund’s exposure to the auto and auto parts sector increased. This decision was corroborated later in the period by positive earning announcements and upbeat forecasts from companies in the sector. Toward the end of the period, the Fund’s exposure to the consumer staples sector was increased, based on a belief that market leadership is rotating back to the shares of market defensive/non-cyclical companies. Earnings momentum appears to be moderating and the Fed may engage in a series of interest rate hikes; these developments typically are catalysts for a shift in leadership from the stocks of companies whose profits more economically leveraged to those that are less so, especially after a period of rapid economic acceleration. This rationale was also behind a reduction in the Fund’s exposure to basic material stocks. Finally, within financial services, the Fund reduced its exposure to banks and increased its property and casualty and life insurance company exposure.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 81.71%

Aerospace — 1.08%
Goodrich Corporation	44,400	$1,435,452

Automotive — 2.86%
Cummins Inc. (o)	12,900	806,250
Ford Motor Company	95,900	1,500,835
General Motors Corporation	32,500	1,514,175

		3,821,260

Banking — 6.01%
Bank One Corporation	25,000	1,275,000
Independence Community Bank Corporation	39,700	1,445,080
J. P. Morgan Chase & Company	15,200	589,304
KeyCorp	61,400	1,835,246
U.S. Bancorp	46,400	1,278,784
Wells Fargo & Company	27,700	1,585,271

		8,008,685

Building & Construction — 1.05%
Vulcan Materials Company	29,400	1,397,970

Chemicals — 3.99%
Eastman Chemical Company	45,500	2,103,465
Monsanto Company	50,300	1,936,550
RPM International Inc.	84,400	1,282,880

		5,322,895

Computer Services — 0.93%
Electronic Data Systems Corporation	64,600	1,237,090

Conglomerates — 1.64%
Textron Inc.	36,800	2,184,080

Consumer Durables — 0.88%
Dana Corporation	60,100	1,177,960

Consumer Products — 3.80%
Briggs & Stratton Corporation	22,900	2,023,215
Kimberly-Clark Corporation	19,800	1,304,424
Procter & Gamble Company	32,000	1,742,080

		5,069,719

Crude & Petroleum — 2.19%
ChevronTexaco Corporation	23,700	2,230,407
Unocal Corporation	18,200	691,600

		2,922,007

Electrical Equipment — 0.52%
General Electric Company	21,400	693,360

Electronics — 1.11%
Rockwell Automation Inc.	39,400	1,477,894

	Number of Shares or Principal Amount	Value

Energy — 3.79%
Energen Corporation	43,800	$2,101,962
TXU Corporation	34,851	1,411,814
Xcel Energy Inc.	92,500	1,545,675

		5,059,451

Entertainment & Leisure — 1.49%
Harrah’s Entertainment Inc.	36,800	1,990,880

Finance — 1.58%
Friedman Billings Ramsey Group (o)	52,200	1,033,038
MBNA Corporation	41,800	1,078,022

		2,111,060

Food, Beverages & Tobacco — 6.54%
Albertson’s Inc. (o)	67,300	1,786,142
Archer-Daniels-Midland Company	76,500	1,283,670
Coca-Cola Company	18,800	949,024
J.M. Smucker Company	26,200	1,202,842
Kellogg Company	15,800	661,230
Sara Lee Corporation	53,800	1,236,862
SUPERVALU Inc.	52,300	1,600,903

		8,720,673

Hotels & Restaurants — 2.69%
Mandalay Resort Group	23,000	1,578,720
McDonald’s Corporation	24,000	624,000
Starwood Hotels & Resorts Worldwide Inc.	31,000	1,390,350

		3,593,070

Insurance — 1.36%
Aon Corporation	63,500	1,807,845

Manufacturing — 3.31%
Eaton Corporation	32,500	2,104,050
Stanley Works	50,800	2,315,464

		4,419,514

Misc. Financial Services — 3.91%
Citigroup Inc.	43,300	2,013,450
Fannie Mae	22,000	1,569,920
Morgan Stanley Dean Witter & Company	30,900	1,630,593

		5,213,963

Multi-Line Insurance — 1.53%
Lincoln National Corporation	43,100	2,036,475

Oil Services — 7.29%
ConocoPhillips	27,500	2,097,975
Kerr-McGee Corporation	37,800	2,032,506
Marathon Oil Corporation	42,500	1,608,200
Occidental Petroleum Corporation	45,000	2,178,450
Sunoco Inc.	28,400	1,806,808

		9,723,939

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Paper & Forest Products — 1.01%
Georgia-Pacific Group	36,400	$1,346,072

Paper Products — 1.02%
Boise Cascade Corporation (o)	36,000	1,355,040

Pharmaceuticals — 3.84%
Bristol Myers Squibb Company	40,000	980,000
Johnson & Johnson	22,600	1,258,820
Merck & Company Inc.	22,700	1,078,250
Pfizer Inc.	52,800	1,809,984

		5,127,054

Property-Casualty Insurance — 2.47%
Allstate Corporation	32,000	1,489,600
St. Paul Companies Inc.	44,400	1,799,976

		3,289,576

Real Estate — 2.32%
General Growth Properties Inc.	56,800	1,679,576
Trizec Properties Inc.	87,000	1,414,620

		3,094,196

Retail — 3.44%
J. C. Penney Company, Inc.	26,600	1,004,416
Limited Brands	104,900	1,961,630
May Department Stores Company	58,900	1,619,161

		4,585,207

Savings and Loan — 1.33%
New York Community Bancorp Inc. (o)	63,100	1,238,653
Washington Mutual Inc.	13,700	529,368

		1,768,021

Telecommunications — 1.44%
Sprint Corporation	85,600	1,506,560
Telecom Corporation of New Zealand Ltd. (ADR)	13,900	414,220

		1,920,780

Transportation — 1.58%
GATX Corporation (o)	77,400	2,105,280

Utilities — 3.71%
Alliant Energy Corporation	70,300	1,833,424
Edison International	68,400	1,748,988
Weststar Energy Inc.	68,400	1,361,844

		4,944,256

Total Domestic Common Stocks
(Identified cost $93,325,369)		108,960,724

	Number of Shares or Principal Amount	Value

Foreign Stocks — 13.99%

Automotive — 2.57%
Autoliv Inc.	45,500	$1,920,100
Volvo Aktiebolaget (ADR) (o)	43,200	1,512,475

		3,432,575

Banking — 1.14%
Bank of Montreal	37,900	1,517,137

Business Services — 1.64%
Reuters Group (ADR) (o)	53,600	2,183,664

Crude & Petroleum — 0.98%
BP Amoco (ADR)	24,300	1,301,751

Food, Beverages & Tobacco — 1.25%
Cadbury Schweppes (ADR) (o)	47,700	1,673,316

Insurance — 1.27%
ACE Ltd.	40,000	1,691,200

Multi-Line Insurance — 1.87%
Partnerre Ltd.	15,100	856,623
Sun Life Financial Inc.	56,500	1,635,110

		2,491,733

Pharmaceuticals — 1.09%
GlaxoSmithKline (ADR) (o)	35,000	1,451,100

Telecommunications — 0.47%
Cable & Wireless (ADR)	88,500	627,465

Transportation — 0.91%
Teekay Shipping Corporation (o)	32,500	1,214,850

Wireless Communications — 0.80%
Nokia Corporation (Class A) (ADR)	73,500	1,068,690

Total Foreign Stocks
(Identified cost $15,751,334)		18,653,481

Other Investments — 7.71%
Securities Lending Quality Trust (y)	10,287,281	10,287,281

Total Other Investments
(Identified cost $10,287,281)		10,287,281

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 3.50%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $4,668,091 Collateral: U.S. Treasury Note $4,775,000, 2.50% due 05/31/06 Value $4,773,174	$4,668,000	$4,668,000

Total Repurchase Agreement
(Identified cost $4,668,000)		4,668,000

Total Investments
(Identified cost $124,031,984)		$142,569,486

Other Assets Less Liabilities — (6.91)%		(9,216,417)

Net Assets — 100%		$133,353,069

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag”) is subadviser to the Enterprise Growth Fund. Montag manages approximately $29.5 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 3.78%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 2.18%.

How would you describe the investment environment during the period?

The first six months of 2004 seemed to illustrate the crosswinds facing investors as they looked forward. January continued the trend we had seen in much of the latter part of 2003 where investors favored higher beta, lower quality, and small capitalization stocks. Late in January there was a perceptible change in sentiment as there was evidence of a gradual shift in the Fed’s risk assessment of the economy, with the Board of Governors stepping back from their commitment to holding interest rates low for a “considerable period,” but stating that “with inflation quite low and resource use slack, the committee believes it can be patient in removing its policy accommodation.” The Fed’s statement shifted the market’s focus and appeared to alter investor’s appetite for risk. This manifested itself in the rotation into higher quality companies in the market.

During this time period, there were positive signs of economic recovery by businesses with an ongoing rebound in capital spending and inventory restocking, slight improvements in the labor market and continued healthy corporate profits. These positive developments were countered to an extent, by higher interest rates, increased terrorist concerns, higher oil prices and uncertainties related to the intensifying political campaigns and their outcomes.

What strategies affected Fund performance during the period?

The Fund was well positioned with large multinational companies that benefited from the synchronized global economic recovery and the low dollar. Montag believed they found many of these opportunities in the consumer staples sector in companies like Gillette, PepsiCo, and Procter & Gamble. Montag believed these companies offered a compelling combination of double-digit earnings growth and attractive valuation. In addition to the high-quality consumer staples companies, Montag’s stock selection in information technology benefited the Fund with high quality companies such as Qualcomm, Electronic Arts, and Maxim.

What changes were made to the Fund over the period?

Significant additions to the Fund during the six months were Apollo Group, Illinois Tool Works, McDonalds Corporation, Boston Scientific Corp., American Express Corporation, and Maxim Integrated Products, Inc. Significant deletions from the Fund during this period included Masco Corporation, Lowe’s Companies, Marsh & McLennan Companies, Intel Corporation and Oracle Corporation.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 98.81%

Advertising — 2.41%
Omnicom Group Inc.	553,900	$42,035,471

Biotechnology — 4.03%
Amgen Inc. (a)	315,400	17,211,378
Genentech Inc. (a)	943,500	53,024,700

		70,236,078

Business Services — 2.10%
Paychex Inc.	1,081,500	36,641,220

Computer Hardware — 1.50%
Cisco Systems Inc. (a)	1,100,000	26,070,000

Computer Software — 2.09%
Electronic Arts Inc. (a) (o)	668,610	36,472,676

Consumer Products — 12.30%
Colgate-Palmolive Company	771,930	45,119,308
Gillette Company	2,000,000	84,800,000
Procter & Gamble Company	1,550,000	84,382,000

		214,301,308

Consumer Services — 3.88%
United Parcel Service Inc.	900,000	67,653,000

Education — 2.12%
Apollo Group Inc. (Class A) (a)	417,300	36,843,417

Electrical Equipment — 2.12%
General Electric Company	1,140,300	36,945,720

Entertainment & Leisure — 2.08%
Walt Disney Company (o)	1,418,000	36,144,820

Food, Beverages & Tobacco — 7.73%
Coca-Cola Company	1,530,000	77,234,400
PepsiCo Inc.	1,064,500	57,355,260

		134,589,660

Hotels & Restaurants — 2.96%
Marriott International Inc. (Class A)	515,986	25,737,382
McDonald's Corporation	996,100	25,898,600

		51,635,982

Machinery — 2.13%
Caterpillar Inc.	466,700	37,074,648

Manufacturing — 5.22%
3M Company	587,100	52,844,871
Illinois Tool Works Inc.	397,900	38,154,631

		90,999,502

	Number of Shares or Principal Amount	Value

Media — 2.20%
Gannett Company Inc.	451,000	$38,267,350

Medical Instruments — 5.79%
Boston Scientific Corporation (a)	1,143,600	48,946,080
Medtronic Inc.	1,064,125	51,844,170

		100,790,250

Misc. Financial Services — 5.12%
American Express Company	708,800	36,418,144
Citigroup Inc.	1,133,800	52,721,700

		89,139,844

Multi-Line Insurance — 3.68%
American International Group Inc.	900,000	64,152,000

Oil Services — 4.76%
Schlumberger Ltd.	1,304,300	82,836,093

Pharmaceuticals — 10.31%
Eli Lilly & Company	894,100	62,506,531
Johnson & Johnson	1,169,600	65,146,720
Pfizer Inc.	1,514,200	51,906,776

		179,560,027

Retail — 5.46%
Bed Bath & Beyond Inc. (a)	945,800	36,366,010
eBay Inc. (a)	278,500	25,608,075
Kohl's Corporation (a)	783,600	33,130,608

		95,104,693

Semiconductors — 3.36%
Maxim Integrated Products Inc.	1,115,800	58,490,236

Telecommunications — 5.46%
QUALCOMM Inc.	1,304,200	95,180,516

Total Domestic Common Stocks
(Identified cost $1,470,346,986)		1,721,164,511

Other Investments — 0.75%
Securities Lending Quality Trust (y)	13,071,691	13,071,691

Total Other Investments
(Identified cost $13,071,691)		13,071,691

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

Number of Shares or Principal Amount		Value

Repurchase Agreement — 0.37%
State Street Bank & Trust Repurchase Agreement, 0.70%, due 07/01/04 Proceeds $6,474,126 Collateral: U.S. Treasury Note $5,975,000, 6.125% due 08/15/07, Value $6,742,458	$6,474,000	$6,474,000

Total Repurchase Agreement
(Identified cost $6,474,000)		6,474,000

Total Investments
(Identified cost $1,489,892,677)		$1,740,710,202

Other Assets Less Liabilities — 0.07%		1,287,244

Net Assets — 100%		$1,741,997,446

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (Americas) Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (Americas) Inc. (“UBS”) is subadviser to the Enterprise Growth and Income Fund. UBS manages approximately $53.8 billion for all of its clients and its normal investment minimum is $25 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 2.95%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%. In contrast, the Fund outperformed its peer group, the Lipper Large-Cap Core Funds Index, which returned 2.24%.

How would you describe the investment environment during the period?

The first six months of 2004 were characterized by shifting investor concerns surrounding the economy and uncertainty regarding the continuing unrest in Iraq. These elements largely overshadowed the presence of solid corporate fundamentals, and ultimately tempered equity and fixed-income returns over the period.

More specifically, in the first quarter, investors were preoccupied with the absence of meaningful job growth. In the second quarter, fears of a jobless economic recovery ended when the Labor Department reported that nearly one million new jobs were created from March through May 2004. This report, combined with telling Fed statements, created strong anticipation that a rate increase was imminent. Thus, it came as no surprise when the Fed did, in fact, raise the federal funds rate from 1.00% to 1.25% in June, the first rate hike in four years.

What strategies affected Fund performance during the period?

UBS adhered to the Fund’s disciplined investment approach that focuses on price to intrinsic value. Through fundamental research, UBS seeks to identify companies that are selling for less than their true, or intrinsic, value. For much of the period, UBS viewed the equity market as trading very close to fair value. As such, the Fund’s risk exposure was neutral to slightly lower than that of the Index. In terms of sector exposure, the Fund generally held over-weight positions in lower risk sectors, such as healthcare, capital goods and utilities. Conversely, the Fund was under-weight riskier sectors, including technology hardware and retailing.

What changes were made to the Fund over the period?

In general, UBS was cautious on technology because they believed its 2003 rally was not driven by fundamentals, but rather by investor speculation. Having said that, as bottom-up stock pickers UBS was able to find several holdings in the software area that met their intrinsic value criteria.

In healthcare, specifically the pharmaceuticals area, UBS continued to find attractive opportunities. The Fund’s exposure to select utilities was driven by attractive yields, not versus bonds, but to other industries. UBS focused on nuclear and coal generation stocks, as they expect profitability in these areas to improve. Furthermore, they expect that opportunistic consolidation within the industry may continue, and that investors may spend more time focusing on unappreciated merger and acquisition opportunities.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 97.10%

Advertising — 2.82%
Interpublic Group of Companies Inc. (a)	119,300	$1,637,989
Omnicom Group Inc.	46,100	3,498,529

		5,136,518

Aerospace — 3.28%
Boeing Company	51,500	2,631,135
Northrop Grumman Corporation	41,400	2,223,180
United Technologies Corporation	12,400	1,134,352

		5,988,667

Airlines — 0.25%
Delta Air Lines Inc. (a) (o)	63,900	454,968

Automotive — 1.03%
Johnson Controls Inc.	35,300	1,884,314

Banking — 9.21%
J. P. Morgan Chase & Company	116,700	4,524,459
Mellon Financial Corporation	136,300	3,997,679
PNC Financial Services Group	40,300	2,139,124
Wells Fargo & Company	107,200	6,135,056

		16,796,318

Biotechnology — 1.38%
Genzyme Corporation (a)	53,100	2,513,223

Broadcasting — 2.71%
Viacom Inc. (Class B)	111,100	3,968,492
Westwood One Inc. (a)	40,600	966,280

		4,934,772

Building & Construction — 3.85%
Martin Marietta Materials Inc. (o)	54,200	2,402,686
Masco Corporation	148,000	4,614,640

		7,017,326

Business Services — 0.61%
Viad Corporation (o)	41,400	1,118,214

Chemicals — 0.67%
Eastman Chemical Company	26,300	1,215,849

Computer Services — 0.63%
Dell Inc. (a)	32,100	1,149,822

Computer Software — 5.28%
Microsoft Corporation	224,300	6,406,008
Oracle Corporation (a)	179,300	2,139,049
Veritas Software Corporation (a)	38,900	1,077,530

		9,622,587

Consumer Products — 1.58%
Kimberly-Clark Corporation	43,700	2,878,956

	Number of Shares or Principal Amount	Value

Crude & Petroleum — 2.63%
Exxon Mobil Corporation	107,900	$4,791,839

Energy — 1.90%
Exelon Corporation	104,000	3,462,160

Finance — 0.51%
Equifax Inc.	37,900	938,025

Food, Beverages & Tobacco — 1.30%
Albertson's Inc. (o)	89,500	2,375,330

Health Care — 3.78%
Anthem Inc. (a) (o)	21,900	1,961,364
UnitedHealth Group Inc.	79,100	4,923,975

		6,885,339

Insurance — 0.91%
AFLAC Inc.	40,800	1,665,048

Machinery — 0.94%
Mettler-Toledo International Inc. (a) (o)	34,900	1,714,986

Manufacturing — 3.80%
Illinois Tool Works Inc.	46,300	4,439,707
Ingersoll-Rand Company Ltd.	36,400	2,486,484

		6,926,191

Media — 2.67%
Gannett Company Inc.	15,800	1,340,630
Time Warner Inc. (a)	200,600	3,526,548

		4,867,178

Medical Instruments — 1.35%
Guidant Corporation	17,300	966,724
Medtronic Inc.	30,600	1,490,832

		2,457,556

Medical Services — 0.60%
Quest Diagnostics Inc.	12,800	1,087,360

Misc. Financial Services — 9.80%
Citigroup Inc.	177,100	8,235,150
Freddie Mac	73,600	4,658,880
Morgan Stanley Dean Witter & Company	94,300	4,976,211

		17,870,241

Multi-Line Insurance — 2.71%
American International Group Inc.	40,900	2,915,352
Hartford Financial Services Group Inc.	29,600	2,034,704

		4,950,056

Oil Services — 1.78%
ConocoPhillips	32,700	2,494,683
Kerr-McGee Corporation (o)	14,100	758,157

		3,252,840

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Paper & Forest Products — 0.65%
MeadWestvaco Corporation	40,400	$1,187,356

Pharmaceuticals — 12.06%
Allergan Inc.	68,700	6,150,024
Bristol Myers Squibb Company	68,600	1,680,700
Cephalon Inc. (a) (o)	34,100	1,841,400
Johnson & Johnson	85,500	4,762,350
Mylan Laboratories Inc. (o)	161,150	3,263,288
Wyeth	118,700	4,292,192

		21,989,954

Retail — 3.79%
Costco Wholesale Corporation (a)	95,300	3,913,971
Kohl's Corporation (a)	38,200	1,615,096
TJX Companies Inc.	57,300	1,383,222

		6,912,289

Telecommunications — 0.85%
SBC Communications Inc.	63,900	1,549,575

Transportation — 3.04%
Burlington Northern Santa Fe Corporation	158,200	5,548,074

Utilities — 4.56%
American Electric Power Inc.	54,500	1,744,000
CMS Energy Corporation (a) (o)	73,100	667,403
Dominion Resources Inc.	18,300	1,154,364
FirstEnergy Corporation	63,600	2,379,276
Pepco Holdings Inc. (o)	31,400	573,992
Sempra Energy (o)	52,300	1,800,689

		8,319,724

Wireless Communications — 4.17%
Nextel Communications Inc. (Class A) (a)	285,000	7,598,100

Total Domestic Common Stocks
(Identified cost $154,726,333)		177,060,755

Foreign Stocks — 1.38%

Multi-Line Insurance — 1.31%
Willis Group Holdings Ltd. (o)	63,800	2,389,310

Technology — 0.07%
Accenture Ltd. (a)	4,600	126,408

Total Foreign Stocks
(Identified cost $2,307,267)		2,515,718

Other Investments — 5.57%
Securities Lending Quality Trust (y)	10,147,699	10,147,699

Total Other Investments
(Identified cost $10,147,699)		10,147,699

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 1.17%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $2,141,042 Collateral: U.S. Treasury Note $2,205,000, 3.375% due 11/15/08, Value $2,195,211	$2,141,000	$2,141,000

Total Repurchase Agreement
(Identified cost $2,141,000)		2,141,000

Total Investments
(Identified cost $169,322,299)		$191,865,172

Other Assets Less Liabilities — (5.22)%		(9,510,789)

Net Assets — 100%.		$182,354,383

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

SSgA Funds Management, Inc. (“SSgA”) is subadviser to the Enterprise International Growth Fund. SSgA manages approximately $105.9 billion and its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise International Growth Fund is capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned -2.17%. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 4.56%. The Fund underperformed its peer group, the Lipper International Funds Index, which returned 3.86%.

How would you describe the investment environment during the period?

The environment has been a challenging and frustrating one, with international equity markets generally struggling to make much progress over these six months. Unnerved by terrorist activity in March and against a backdrop of geopolitical problems in the Middle East, investors remained transfixed by short-term political developments. More recently, the first cautious move towards tighter global monetary policy saw investors focusing on the twin specters of rising interest rates and inflation. Throughout an admittedly anxious time, market participants have chosen to overlook improving measures of growth and output and the benefits already feeding through to the corporate level.

What strategies affected Fund performance during the period?

Once again, SSgA’s high-quality bias worked against the Fund as nervous investors refused to discriminate adequately between the well-capitalized and the more speculative companies. Although it is still true to say that both smaller companies and more value-oriented stocks outperformed large-cap growth vehicles, individual stock returns, as always, varied greatly. In general terms, SSgA’s over-weight to the semiconductor industry hurt performance over the period; on the other hand, SSgA’s continuing shift into Japanese stocks, many of them oriented to benefit from what SSgA believed will be an ongoing recovery in that region, was largely successful.

What changes were made to the Fund over the period?

SSgA’s trades generally reflected a shift in emphasis from Europe to Japan and the Pacific Rim markets. On the consumer side, the Fund shifted out of stocks like Moet Hennessy Louis Vuitton and L’Oreal into Seven-Eleven Japan and Nissan Motor Corporation. The Fund also liquidated Canon, Inc. and Volkwagen to move into BSkyB, a media stock classified as a late recovery play. Within industrials and materials, the Fund sold Rio Tinto (a commodity play) to move into Asahi Glass and Nitto Denko, both of these being Japanese companies involved in the LCD industry. Among financials, the Fund reduced insurance and some of the Fund’s European banking exposure (including UBS and BNP Paribas) to move into Sumitomo-Mitsui, a Japanese bank.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Common Stocks — 99.11%

France — 13.65%
BNP Paribas (ADR) (o)	52,117	$1,602,640
L’ Oreal Company (ADR) (o)	127,834	2,042,097
LVMH Moet Hennessy Louis Vuitton (ADR) (o)	138,400	2,002,094
Sanofi Synthelabo (ADR) (o)	65,222	2,086,452
Total (ADR)	30,541	2,934,379

		10,667,662

Germany — 6.45%
E.ON (ADR) (o)	22,300	1,616,527
SAP Aktien-Gesellschaft (ADR) (o)	81,948	3,426,246

		5,042,773

Hong Kong — 3.50%
Sun Hung Kai Properties Ltd (ADR) (o)	332,879	2,731,372

Ireland — 2.94%
CRH	108,628	2,293,770

Italy — 6.76%
ENI (ADR)	26,590	2,668,041
SanPaolo IMI (ADR) (o)	107,150	2,611,245

		5,279,286

Japan — 26.58%
Asahi Glass Company Ltd. (ADR)	28,600	2,974,935
Komatsu Ltd (ADR) (o)	64,250	1,556,861
Nissan Motor Company Ltd (ADR) (o)	78,700	1,760,519
Nitto Denko Corporation (ADR) (o)	5,900	3,017,184
Nomura Holdings Inc. (ADR) (o)	102,000	1,524,900
NTT Docomo Inc. (ADR)	124,529	2,255,220
Seven Eleven Japan Ltd (ADR) (o)	80,000	2,610,088
Sharp Corporation (ADR) (o)	182,000	2,907,268
Sumitomo Mitsui Financial Group Inc. (ADR) (a) (o)	315,000	2,159,388

		20,766,363

Netherlands — 6.66%
ASML Holding (a) (o)	187,553	3,209,032
ING Group (ADR)	84,219	1,995,990

		5,205,022

	Number of Shares or Principal Amount	Value

Singapore — 3.63%
Flextronics International Ltd. (a) (o)	177,800	$2,835,910

Switzerland — 13.19%
Nestle (ADR)	20,000	1,333,440
Novartis (ADR)	70,095	3,119,227
Roche Holdings Ltd. (ADR)	16,852	1,668,515
UBS	38,312	2,697,813
UBS (ADR) (o)	3,754	266,759
Zurich Financial Services (ADR) (o)	77,120	1,217,702

		10,303,456

Taiwan — 3.99%
Taiwan Semiconductor Manufacturing Company Ltd. (ADR)	375,472	3,120,169

United Kingdom — 11.76%
British Sky Broadcasting	251,703	2,840,531
GlaxoSmithKline	94,552	1,914,501
HBOS	144,387	1,787,934
Vodafone Group	1,129,706	2,474,989
Vodafone Group (ADR) (o)	7,741	171,076

		9,189,031

Total Common Stocks
(Identified cost $68,567,171)		77,434,814

Other Investments — 22.54%
Securities Lending Quality Trust (y)	17,608,555	17,608,555

Total Other Investments
(Identified cost $17,608,555)		17,608,555

Total Investments
(Identified cost $86,175,726)		$95,043,369

Other Assets Less Liabilities — (21.65)%		(16,913,125)

Net Assets — 100%		$78,130,244

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

Industry classifications for the Fund as a percentage of total market value at June 30, 2004 are as follows (unaudited):

Industry
Automotive	2.28%
Banks	12.58%
Cable	3.70%
Computer Software	4.42%
Construction Materials	12.82%
Electronic Equipment & Investments	15.13%
Food & Beverages	5.14%
Financial Services	10.01%
Insurance	1.59%
Pharmaceuticals	11.39%
Retail	5.27%
Utilities	9.33%
Telecommunications	6.34%

Total	100.00%

SEMI-ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS

Sanford C. Bernstein & Co., LLC

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $16.1 billion in assets under management, is subadviser to the Enterprise Global Financial Services Fund. Bernstein’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 4.45%. The Fund outperformed its benchmark, the MSCI World Index, which returned 3.52%. The Fund outperformed its peer group, the Lipper Financial Services Funds Index, which returned 2.04%.

How would you describe the investment environment during the period?

After posting a solid return in the first quarter, global equity markets were flat in the second quarter, with optimism about the strength of the economy and corporate profits offset by worries about the implications of rising inflation and interest rates, high oil prices, and a possible sharp slowdown in China. The specter of higher interest rates weighed particularly heavily on financial stocks and the sector traded down in the second quarter.

What strategies affected Fund performance during the period?

The Fund’s performance was helped by Japanese holdings that rallied on signs of an improving credit and macro-economic outlook. Promise and Acom, consumer finance companies, surged on favorable bankruptcy data that suggests that credit costs may peak this year. Japanese banks had strong performances in the first quarter due to an improvement in the local economy and a rising stock market. Some of this strong performance was reversed in the second quarter. UFJ declined after it was forced by the Japanese regulators to reclassify a large amount of loans as non-performing, requiring it to increase its loss provisions and reduce its profit outlook. Sumitomo Mitsui also saw weakness in the second quarter due to concerns about its investment in finance company Promise. While the underperformance of the Japanese financials in the second quarter was disappointing, overall these holdings have to date been strong contributors to Fund returns.

The performance of other bank holdings was mixed. Belgian bank KBC and public finance lender Depfa contributed to performance in the period. The market rewarded KBC for better than expected results. The company was upbeat on its outlook for its domestic retail business and is also anticipating an improvement in credit quality in its Central and Eastern European operations. Depfa’s stock price also reacted positively to strong results. The company announced a strategic shift in which it will be divesting its low margin German operations and targeting aggressive growth in U.S. operations. Other bank holdings did less well. Italian bank Unicredito declined on worries that the fallout from Parmalat will make retail investors more distrustful of banks that sold them structured bond products that have produced losses. Abbey National also underperformed following weak results.

Investment banks turned in a weak performance due to concerns about the impact of interest rates on fixed-income related revenues as well as concerns that geo-political issues could thwart the ongoing recovery. The performance of Fund holdings JP Morgan and Credit Suisse, both of which have significant investment banking businesses, were hurt by these concerns.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

Several of the Fund’s insurance holdings contributed positively. UK insurer Aviva rose in response to favorable results and positive regulatory news. In a much awaited response the Treasury ruled in favor of the insurance companies to raise the fee caps imposed on certain pension products in the UK market. U.S. insurer Hartford Financial Services Group and French insurer AGF turned in strong performances after reporting better than expected results.

What changes were made to the Fund over the period?

The Fund built positions in JP Morgan and KBC. JP Morgan offers exposure to capital market activity. KBC is an attractively valued bank with a profitable Belgian retail business. The Fund added to insurance holdings with positions in Canadian insurer Manulife, Swiss reinsurer Converium and U.S. mortgage insurer Radian. Manulife closed its acquisition of John Hancock. Converium was added after the stock underperformed due to concerns that losses from liability business written in prior years could negatively impact earnings. The stock is currently trading at a discount to its peers even as its earnings outlook improves. Radian diversifies the Fund’s insurance exposure. It appears attractively valued and its earnings may be poised for a cyclical recovery as rising rates reduce refinancing.

Purchases were funded by selectively selling holdings that have appreciated in value and were approaching Bernstein’s estimation of fair value. Notable sales were Washington Mutual and Japanese consumer finance company, Acom. The Fund took advantage of the recovery in the stock price of Washington Mutual, following a sharp decline in December. Acom, had also appreciated significantly and was sold.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Common Stocks — 99.02%

Belgium — 2.11%
KBC Bancassurance Holdings (o)	12,800	$736,271

Bermuda — 0.91%
XL Capital Ltd. (Class A)	4,200	316,932

Canada — 7.97%
Bank of Nova Scotia Halifax (o)	38,085	1,019,268
Great West Lifeco Inc. (o)	14,500	522,191
Manulife Financial Corporation	13,200	533,069
Manulife Financial Corporation (ADR) (o)	9,956	403,218
National Bank of Canada (o)	9,600	308,428

		2,786,174

Denmark — 1.20%
Danske Bank	17,700	419,304

France — 9.79%
AGF (Assurances Generales de France) (o)	12,570	763,406
BNP Paribas (o)	10,700	657,905
Caisse Nationale Credit Agricole	59,236	1,441,034
Societe Generale	6,600	560,749

		3,423,094

Ireland — 4.52%
Bank of Ireland	40,100	535,557
Depfa Bank	71,900	1,044,219

		1,579,776

Italy — 3.69%
Bank Intesa (o)	230,731	900,885
UniCredito Italiano	78,600	388,157

		1,289,042

Japan — 9.02%
Aiful Corporation	8,200	853,612
Promise Company	6,500	432,482
Sumitomo Mitsui (o)	163	1,114,326
UFJ Holdings, Inc.	171	753,297

		3,153,717

Netherlands — 2.12%
ABN Amro Holdings	33,920	741,829

Spain — 1.86%
Banco Santander Central Hispano (a) (o)	62,699	650,531

Switzerland — 4.96%
Converium Holdings	6,800	353,497
Credit Suisse Group (a)	38,900	1,381,249

		1,734,746

United Kingdom — 13.50%
Abbey National	40,892	380,792
Barclays	74,800	637,513
CGNU	70,500	727,817

	Number of Shares or Principal Amount	Value

Lloyds TSB Group	78,600	$615,709
Old Mutual	370,000	703,196
Prudential	40,300	346,946
Royal & Sun Alliance Insurance Group	200,000	299,368
Royal Bank of Scotland Group	35,000	1,008,415

		4,719,756
United States — 37.37%
ACE Ltd.	10,800	456,624
Bank of America Corporation	19,243	1,628,343
Chubb Corporation	12,600	859,068
Citigroup Inc.	32,800	1,525,200
Fannie Mae	17,500	1,248,800
Freddie Mac	16,400	1,038,120
Goldman Sachs Group Inc.	5,000	470,800
Hartford Financial Services Group Inc.	12,900	886,746
J. P. Morgan Chase & Company	41,400	1,605,077
Lehman Brothers Holdings Inc.	6,000	451,500
MetLife Inc.	28,400	1,018,140
Radian Group Inc.	15,000	718,500
The St Paul Travelers Companies, Inc.	14,302	579,803
Wachovia Corporation	13,000	578,500

		13,065,221

Total Common Stocks
(Identified cost $30,064,724)		34,616,393

Other Investments — 14.31%
Securities Lending Quality Trusty (y)	5,002,149	5,002,149

Total Other Investments
(Identified cost $5,002,149)		5,002,149

Repurchase Agreement — 0.54%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04, Proceeds $189,004 Collateral: U.S.Treasury Bond $195,000, 3.375% 11/15/08, Value $194,134	$189,000	189,000

Total Repurchase Agreement
(Identified cost $189,000)		189,000

Total Investments
(Identified cost $35,255,873)		$39,807,542

Other Assets Less Liabilities — (13.87)%		(4,849,829)

Net Assets — 100%		$34,957,713

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

Industry classifications for the Fund as a percentage of total market value at June 30, 2004 are as follows (unaudited):

Industry
Banking	46.79%
Insurance	27.26%
Misc. Financial Services	25.95%

Total	100.00%

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS

Rockefeller & Co., Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $4.2 billion in assets under management, is subadviser to the Enterprise Global Socially Responsive Fund. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 2.79%. The Fund underperformed its benchmark, the MSCI World Index, which returned 3.52%. The Fund underperformed its peer group, the Lipper Global Funds Index, which returned 3.20%.

How would you describe the investment environment during the period?

The year began on a strong note but markets retreated in March as geopolitical and economic concerns resurfaced. During the period, world equity markets were listless with generally positive economic news and corporate profits equally offset by political uncertainty and rising interest rates. New inflationary concerns impacted most world asset returns.

World equity markets drifted during the second quarter while bond market returns turned negative. This relatively subdued quarter finally saw inflationary pressures make their way into the consumer and producer price indices.

Interest rate increases in the U.S. and the U.K. as well as new inflationary pressures impacted most world asset returns. The Bank of England raised rates twice in the second quarter and four times since October 2003, while the Fed raised rates for the first time since May 2000, with a targeted 0.25% increase in June.

What strategies affected Fund performance during the period?

The Fund was broadly diversified with an over-weight in energy. Rockefeller is still focused on the supply/demand relationship as the underpinning of high oil prices and the Fund’s sector positioning. In financials, Rockefeller shifted out of traditional banking stocks to those it believed were less vulnerable to rising interest rates. The Fund remained under-weight in technology and has also pared back telecommunications holdings.

What changes were made to the Fund over the period?

During the period the Fund sold positions in Alcan when it reached Rockefeller’s price target. The Fund sold Edwards Life Sciences and bought Medtronic thus maintaining the exposure to medical devices. The Fund also sold the position in Telefonica and purchased Deutsche Telekom, whose valuation Rockefeller find more attractive

Over the period, the Fund sold positions in HCA and Hyundai Motor, as Rockefeller turned cautious on their fundamentals and Danske Bank and Bank America as the Fund’s total exposure to the financial sector was reduced. The Fund established a position in Walgreen as well as eBay, Intel and Avocent and also purchased BG Group out of the UK, Societe Television Francaise 1 in France and Kookmin Bank in Korea.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS — (Continued)

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Common Stocks — 93.81%

Bermuda — 2.13%
XL Capital Ltd. (Class A)	2,890	$218,080

Canada — 0.99%
National Bank of Canada	3,160	101,524

Finland — 1.96%
Sampo Insurance Company Ltd. (Class A)	20,730	201,215

France — 5.75%
BNP Paribas	4,820	296,365
Schneider Electric	2,840	193,794
Societe Television Francaise	3,140	98,882

		589,041

Germany — 1.69%
Deutsche Telekom (a)	9,860	173,182

Hong Kong – 0.94%
China Mobile Ltd.	32,000	96,823

Japan — 4.38%
Asahi Glass Company Ltd.	12,000	124,480
Canon Inc. (ADR)	3,080	164,472
NTT Corporation	30	159,850

		448,802

Korea — 1.68%
Daewoo Shipbuilding & Marine	7,620	91,994
Kookmin Bank (ADR)	2,560	80,333

		172,327

Netherlands — 3.19%
Philips Electronics	5,510	148,317
Royal Dutch Petroleum Company (ADR)	2,920	150,876
STMicroelectronics	1,290	28,291

		327,484

Sweden — 4.80%
Assa Abloy (Class B)	24,600	314,188
Sandvik	5,220	178,015

		492,203

Switzerland — 0.93%
Novartis	2,160	95,225

United Kingdom — 10.04%
BG Group	17,020	104,915
BP Amoco	49,080	433,665
Cadbury Schweppes	7,930	68,450
GlaxoSmithKline	8,150	165,022
Reckitt Benckiser	9,080	257,164

		1,029,216

	Number of Shares or Principal Amount	Value

United States — 55.33%
3M Company	1,040	$93,610
AFLAC Inc.	5,820	237,514
Anadarko Petroleum Corporation	1,110	65,046
Apache Corporation	1,570	68,374
Avocent Corporation (a)	2,000	73,480
Citigroup Inc.	8,180	380,370
Comcast Corporation (Class A) (a)	6,950	191,890
Devon Energy Corporation	1,070	70,620
Doral Financial Corporation	6,120	211,140
eBay Inc. (a)	800	73,560
Eli Lilly & Company	2,990	209,031
Family Dollar Stores Inc.	2,090	63,578
Fannie Mae	3,930	280,445
Illinois Tool Works Inc.	600	57,534
Ingersoll-Rand Company Ltd.	1,860	127,057
Intel Corporation	1,710	47,196
International Business Machines Corporation	2,290	201,863
Lexmark International Group Inc. (a)	2,210	213,331
Medtronic Inc.	4,080	198,778
Mellon Financial Corporation	6,100	178,913
Microsoft Corporation	7,440	212,486
Noble Energy Inc.	1,820	92,820
PepsiCo Inc.	4,890	263,473
Pfizer Inc.	8,310	284,867
Praxair Inc.	5,560	221,900
Regal Entertainment Group (Class A)	2,614	47,313
Target Corporation	4,740	201,308
Tiffany & Company	6,500	239,525
UnionBanCal Corporation	2,040	115,056
Viacom Inc. (Class B)	3,500	125,020
Wal-Mart Stores Inc.	4,120	217,371
Walgreen Company	3,520	127,459
Walt Disney Company	6,390	162,881
WellPoint Health Networks Inc. (a)	2,830	316,988

		5,671,797

Total Common Stocks
(Identified cost $8,748,174)		9,616,919

Preferred Stocks — 2.84%

Korea — 2.84%
Samsung Electronics Company Ltd.	1,110	291,069

Total Preferred Stocks
(Identified cost $239,402)		291,069

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Certificates of Deposit — 0.20%
SELF-HELP Economic Development Certificate (NCUA Insured) (CDFI) 1.57%, due 08/29/04 (d) (v)	$10,490	$10,490
South Shore National Bank (FDIC Insured) (CDFI) 1.10%, due 12/26/04 (d)	10,130	10,129

Total Certificates of Deposit
(Identified cost $20,620)		20,619

Short Term Notes — 0.10%
Shared Interest Promissory Note (CDFI) 1.70%, due 03/31/07 (d)	10,000	10,000

Total Short Term Notes
(Identified cost $10,000)		10,000

Repurchase Agreement — 2.39%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $245,005 Collateral: U.S. Treasury Bond $255,000, 3.375% due 11/15/09 Value $253,868	245,000	245,000

Total Repurchase Agreement
(Identified cost $245,000)		245,000

Total Investments
(Identified cost $9,263,196)		$10,183,607

Other Assets Less Liabilities — 0.66%		67,513

Net Assets — 100%		$10,251,120

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2004.
(v)	Variable rate, security, interest rate as of June 30, 2004.
(ADR)	American Depository Receipt.
(CDFI)	Community Development Financial Institution.
(FDIC)	Federal Deposit Insurance Corporation.
(NCUA)	National Credit Union Administration.

See notes to financial statements.

Industry classifications for the Fund as a percentage of total market value at June 30, 2004 are as follows (unaudited):

Industry
Banking	7.79%
Broadcasting	2.26%
Business Services	1.66%
Cable	1.94%
Chemicals	2.24%
Computer Hardware	2.78%
Computer Software	2.14%
Consumer Durables	2.60%
Consumer Products	4.43%
Crude & Petroleum	2.18%
Electronics	6.39%
Entertainment & Leisure	2.12%
Food, Beverages & Tobacco	3.35%
Insurance	6.63%
Manufacturing	5.53%
Medical Services & Products	5.21%
Misc. Financial Services	8.80%
Oil Services	7.78%
Pharmaceuticals	7.61%
Printing & Publishing	2.15%
Retail	9.31%
Semiconductors	0.76%
Telecommunications	4.34%

Total	100.00%

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $28.3 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Mergers and Acquisitions Fund.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.90%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%.

How would you describe the investment environment during the period?

During the six months period, the economy benefited from fiscal stimulus and the extraordinarily liquid monetary policy pursued by the Fed. Corporate earnings were strong. GDP grew about 5% over the past year and profit growth has been 25% or more. For the later part of the period, investors were concerned about interest rate increases, further turmoil and prisoner abuse scandals in Iraq, continued high oil prices, concern over a rise in inflation and uncertainty about the upcoming election.

Merger activity was strong in the first quarter, with the highest level of announced deals since late 2000. Two of the largest were the Comcast “bear hug” bid for Walt Disney (which died an early death) and Sanofi-Synthelabo’s offer for Aventis SA. The deal between AT&T Wireless and Cingular Wireless also helped to generate solid returns through the period.

Spreads on high-quality merger and acquisition deals remained tight. With uncertainty in equity markets, weakness in fixed-income, and nominal returns in money market funds, risk arbitrage is attracting capital. One positive development in the period has been an increase in the number of hostile deals announced.

What strategies affected Fund performance during the period?

The Fund’s holding in AT&T Wireless helped Fund performance as the stock rose sharply in the first quarter. The deal caused other wireless telecommunications holdings to increase. Sprint PCS, Rogers Wireless and Rural Cellular also registered substantial gains.

To maintain a conservative strategy, the Fund continued to hold a substantial cash position. It also holds a large number of stocks, both in the announced and potential takeover portion of the Fund. At the end of the period one of the Fund’s holdings, Titan Corporation became a “busted” deal as Lockheed decided to end its plans to acquire the company based on a possible bribery situation at a subsidiary.

What changes were made to the Fund over the period?

At the beginning of the period, Gabelli took a position in Bank One, which is being bought by JP Morgan Chase. Gabelli bought and sold Bank of Bermuda, which HSBC agreed to buy to bolster its private banking and asset management operations. The Fund closed out a position in Newhall Land, which was bought by Lennar and unwound positions in Bio Reliance, which was sold to Invitrogen and Esperion Therapeutics, which was bought by Pfizer.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS — (Continued)

During the period, the Fund increased the position in AT&T Wireless. The company will be bought by Cingular Wireless, which is a solid buyer with no financing conditions. The Fund also increased holdings in Dreyer’s Grand Ice Cream and bought InVision, which will be acquired by General Electric, as well as shares of Westport Resources, which was acquired by Kerr McGee. Lastly, the Fund sold Interpore International, which was bought by Biomet.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 50.86%

Advertising — 0.00%
Interep National Radio Sales Inc. (a)	10,000	$11,000

Aerospace — 1.81%
Sequa Corporation (Class A) (a) (o)	2,000	116,940
Sequa Corporation (Class B)	3,500	209,125
Titan Corporation (a) (o)	300,000	3,894,000

		4,220,065

Automotive — 0.64%
Midas Inc. (a) (o)	50,000	870,000
Modine Manufacturing Company (o)	10,000	318,500
Standard Motor Products Inc. (o)	15,000	220,950
Tenneco Automotive Inc. (a)	6,000	79,380

		1,488,830

Banking — 3.10%
Bank One Corporation	10,000	510,000
Charter One Financial Inc.	80,000	3,535,200
Community First Bankshares Inc.	10,000	321,900
First Republic Bank	5,000	215,400
Gold Banc Corporation Inc.	5,000	77,500
Mellon Financial Corporation	10,000	293,300
National City Corporation	6,000	210,060
PNC Financial Services Group	5,001	265,453
Riggs National Corporation Washington DC (o)	83,680	1,767,322
Sovereign Bancorp Inc.	2,000	44,200

		7,240,335

Biotechnology — 0.04%
Amgen Inc. (a)	1,499	81,800

Broadcasting — 1.45%
Acme Communications Inc. (a) (o)	40,000	276,000
Fisher Communications Inc. (a) (o)	28,249	1,421,772
Granite Broadcasting Corporation (a)	60,000	42,000
Gray Television Inc.	20,000	277,800
Lin TV Corporation (a)	22,000	466,400
Paxson Communications Corporation (a) (o)	75,000	243,750
Salem Communications Corporation (Class A) (a)	5,300	143,789
Young Broadcasting Inc. (Class A) (a) (o)	39,000	512,850

		3,384,361

	Number of Shares or Principal Amount	Value

Building & Construction — 0.03%
Rollins Inc.	3,500	$80,535

Business Services — 0.12%
National Processing Inc. (a)	10,000	287,500

Cable — 1.09%
Cablevision Systems Corporation (Class A) (a)	130,000	2,554,500

Chemicals — 0.58%
Hercules Inc. (a)	55,000	670,450
MacDermid Inc.	3,000	101,550
Millennium Chemicals Inc. (a)	33,000	571,560

		1,343,560

Computer Hardware — 0.70%
Cable Design Technologies Corporation (a) (o)	155,000	1,643,000

Computer Services — 0.03%
Juniper Networks Inc. (a)	2,808	68,993
StorageNetworks Inc. (a) (d)	600,000	—

		68,993

Consumer Products — 0.84%
CNS Inc.	20,000	200,620
New England Business Service Inc. (o)	40,000	1,760,000

		1,960,620

Containers/Packaging — 0.14%
Packaging Dynamics Corporation	24,000	332,400

Drugs & Medical Products — 0.20%
Thermo Electron Corporation (a)	15,000	461,100

Electrical Equipment — 1.00%
Baldor Electric Company	4,000	93,400
SL Industries Inc. (a)	30,000	330,300
Thomas & Betts Corporation (a)	65,000	1,769,950
Thomas Industries Inc.	4,000	132,800

		2,326,450

Electronics — 0.32%
Monolithic Systems Technology Inc. (a) (o)	100,000	753,000

Energy — 3.41%
DPL Inc.	23,000	446,660
Laclede Group Inc.	1,000	27,410
Mirant Corporation (a) (o)	75,000	26,925
Northeast Utilities	75,000	1,460,250
SEMCO Energy Inc. (a)	50,000	291,000
Unisource Energy Corporation (o)	230,000	5,715,500

		7,967,745

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Entertainment & Leisure — 1.48%
Churchill Downs Inc. (o)	3,000	$122,100
E.W. Scripps Company (Class A)	4,000	420,000
Metro Goldwyn Mayer Inc. (a) (o)	30,000	363,000
Walt Disney Company	100,000	2,549,000

		3,454,100

Finance — 0.82%
BKF Capital Group Inc.	10,300	299,215
Interactive Data Corporation (a)	5,000	87,100
SWS Group Inc. (o)	100,000	1,530,000

		1,916,315

Food, Beverages & Tobacco — 5.21%
Campbell Soup Company	10,000	268,800
Del Monte Foods Company (a)	20,000	203,200
Dreyer’s Grand Ice Cream Holdings (o)	100,009	7,909,712
Flowers Foods Inc.	4,000	104,600
Golden State Vintners Inc. (a)	10,000	82,400
H.J. Heinz Company	10,000	392,000
Hershey Foods Corporation	2,000	92,540
J.M. Smucker Company	12,900	592,239
Sensient Technologies Corporation (o)	80,000	1,718,400
Spartan Stores Inc. (a)	8,000	27,200
Tootsie Roll Industries Inc.	24,000	780,000

		12,171,091

Health Care — 0.54%
Oxford Health Plans Inc.	23,000	1,265,920

Hotels & Restaurants — 2.72%
Aztar Corporation (a)	40,000	1,120,000
Caesars Entertainment Inc.(a)	51,000	765,000
Mandalay Resort Group	65,000	4,461,600

		6,346,600

Insurance — 0.08%
Argonaut Group Inc. (a)	10,000	184,300

Machinery — 0.48%
Baldwin Technology Company Inc. (Class A) (a)	30,000	107,400
Flowserve Corporation (a)	20,000	498,800
Tennant Company (o)	6,000	248,700
Watts Industries Inc. (Class A)	10,000	269,500

		1,124,400

Manufacturing — 0.30%
Belden Inc. (o)	18,000	385,740
ITT Industries Inc.	2,000	166,000
Myers Industries Inc. (o)	10,000	141,000

		692,740

Media — 0.30%
Media General Inc. (Class A)	11,000	706,420

	Number of Shares or Principal Amount	Value

Medical Instruments — 1.03%
ArthroCare Corporation (a) (o)	5,000	$145,400
Bio Rad Laboratories Inc. (a)	1,000	58,860
Biosite Inc. (a) (o)	10,000	449,200
Bioveris Corporation	21,400	178,048
Cholestech Corporation (a)	4,400	35,860
Conmed Corporation (a)	3,000	82,200
DJ Orthopedics Inc. (a)	4,400	101,200
Exactech Inc. (a)	11,000	238,700
ICU Medical Inc. (a) (o)	5,400	181,062
INAMED Corporation (a)	5,000	314,250
Kensey Nash Corporation (a) (o)	7,000	241,500
Osteotech Inc. (a)	4,400	28,556
Schick Technologies Inc. (a) (o)	11,000	147,950
Thoratec Corporation (a) (o)	15,000	160,950
Young Innovations	2,000	50,800

		2,414,536

Medical Services — 1.10%
CIRCOR International Inc.	30,000	611,700
NWH Inc.	9,500	167,770
Regeneration Technologies Inc. (a) (o)	40,000	429,200
US Oncology Inc. (a)	90,000	1,324,800
Vitalworks Inc.(a) (o)	10,000	34,600

		2,568,070

Metals & Mining — 0.02%
Encore Medical Corporation (a)	6,000	37,800
WHX Corporation (a) (o)	8,000	12,960

		50,760

Oil Services — 1.08%
Kerr-McGee Corporation	17,040	916,241
Plains Resources Inc. (a)	30,100	510,195
Prima Energy Corporation (a)	13,000	514,410
RPC Inc. (o)	20,000	315,800
Wiser Oil Company Delaware	26,000	275,860

		2,532,506

Paper Products — 0.81%
Greif Brothers Corporation (Class A)	45,000	1,901,250

Pharmaceuticals — 1.19%
Bristol Myers Squibb Company	25,000	612,500
Cima Labs Inc. (a) (o)	5,000	168,650
Collagenex Pharmaceuticals Inc. (a)	3,700	34,854
Neighborcare Inc. (a)	50,000	1,566,500
Priority Healthcare Corporation (Class B) (a) (o)	8,000	183,600
UST Inc.	6,000	216,000

		2,782,104

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Printing & Publishing — 0.49%
McClatchy Company (Class A)	2,500	$175,375
Pulitzer Inc. (o)	20,000	978,000

		1,153,375

Property-Casualty Insurance — 0.42%
CNA Surety Corporation (a) (o)	52,000	569,400
St. Paul Companies Inc.	10,000	405,400

		974,800

Publishing — 0.37%
Information Holdings Inc. (a)	20,000	547,400
PRIMEDIA Inc. (a)	115,000	319,700

		867,100

Real Estate — 0.65%
Chelsea Property Group Inc.	2,000	130,440
Griffin Land & Nurseries Inc. (a)	15,225	381,386
Keystone Property Trust Corporation (o)	42,000	1,009,260

		1,521,086

Retail — 2.95%
Cole National Corporation (a) (o)	194,000	4,529,900
Duane Reade Inc. (a)	80,000	1,306,400
Maxwell Shoe Inc. (a)	45,000	1,045,800

		6,882,100

Savings and Loan — 1.06%
New York Community Bancorp Inc.	15,000	294,450
Quaker City Bancorp Inc. (o)	2,000	109,880
Seacoast Financial Services Corporation	2,351	81,345
Washington Mutual Inc.	12,000	463,680
Waypoint Financial Corporation (o)	55,000	1,517,450

		2,466,805

Security & Investigation Services — 1.75%
Invision Technologies Inc. (a) (o)	60,000	2,994,000
Kroll Inc. (a) (o)	30,000	1,106,400

		4,100,400

Semiconductors — 0.00%
ChipPac Inc. (a) (o)	1,000	6,270

Telecommunications — 5.35%
AT&T Corporation	45,000	658,350
Centurytel Inc.	10,000	300,400
Cincinnati Bell Inc. (a)	100,000	444,000
Citizens Communications Company (o)	130,000	1,573,000
Commonwealth Telephone Enterprises Inc. (a) (o)	55,505	2,484,959
D&E Communications Inc. (o)	23,000	308,660

	Number of Shares or Principal Amount	Value

Manitoba Telecom Services Inc. (o)	14,000	$470,242
Panamsat Corporation (a) (o)	138,000	3,204,360
Rural Celluar Corporation (a) (o)	18,000	159,660
Sprint Corporation	165,000	2,904,000

		12,507,631

Utilities — 0.88%
CH Energy Group Inc. (o)	13,000	603,720
Duquesne Light Holdings Inc. (o)	20,000	386,200
Energy East Corporation	1,000	24,250
NSTAR	10,000	478,800
Southwest Gas Corporation	23,000	554,990

		2,047,960

Waste Management — 0.37%
Republic Services Inc.	30,000	868,200

Wireless Communications — 3.91%
AT&T Wireless Services Inc. (a)	575,000	8,234,000
Dobson Communications Corporation (a)	17,000	55,420
Price Communications Corporation (a)	57,749	852,375

		9,141,795

Total Domestic Common Stocks
(Identified cost $114,689,219)		118,854,428

Foreign Stocks — 3.21%

Banking — 0.27%
Deutsche Bank (o)	8,000	632,880

Cable — 0.08%
Rogers Communications Inc. (Class B) (o)	10,000	181,300

Computer Services — 1.07%
Wanadoo (a)	232,100	2,501,309

Manufacturing — `0.15%
Cooper Industries Ltd. (Class A)	6,000	356,460

Media — 0.10%
Vivendi Universal (a) (ADR)	8,000	223,200

Medical Instruments — 0.04%
Orthofix International (a)	2,000	85,460

Pharmaceuticals — 1.34%
Celltech Group (a)	300,000	2,988,232
Celltech Group (ADR) (a)	7,400	147,482

		3,135,714

Retail — 0.02%
Vendex KBB (a)	3,000	55,976

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Telecommunications — 0.10%
Microcell Telecommunications Inc. (a)	10,000	$241,332

Wireless Communications — 0.04%
Rogers Wireless Communications (Class B) (a)	3,000	81,150

Total Foreign Stocks
(Identified cost $7,176,949)		7,494,781

Preferred Stock — 0.24%

Broadcasting — 0.24%
Granite Broadcasting Corporation (a)	1,000	565,000

Total Preferred Stock
(Identified cost $560,000)		565,000

U.S. Treasury Bills — 42.85%
0.975% due 07/08/04	$3,000,000	2,999,431
0.97% due 08/26/04	6,020,000	6,010,917
1.275% due 09/23/04	8,000,000	7,976,200
1.095% due 10/14/04 (o)	35,194,000	35,081,599
1.00% due 07/08/04 (o)	8,000,000	7,998,444
0.945% due 07/22/04 (o)	14,033,000	14,025,264
0.935% due 07/29/04 (o)	14,033,000	14,022,795
0.965% due 08/05/04 (o)	12,029,000	12,017,715

Total U.S. Treasury Bills
(Identified cost $100,132,365)		100,132,365

	Number of Shares or Principal Amount	Value

Other Investments — 24.85%
Securities Lending Quality Trust (y)	58,083,430	$58,083,430

Total Other Investments
(Identified cost $58,083,430)		58,083,430

Repurchase Agreement — 1.79%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $4,192,082 Collateral: U.S. Treasury Bond $3,870,000, 6.125% due 08/15/07, Value $4,367,082	$4,192,000	4,192,000

Total Repurchase Agreement
(Identified cost $4,192,000)		4,192,000

Total Investments
(Identified cost $284,833,963)		$289,322,004

Other Assets Less Liabilities — (23.80)%		(55,619,864)

Net Assets — 100%		$233,702,140

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2004.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Technology Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.2 billion in assets under management, is subadviser to the Enterprise Technology Fund. Alger’s normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Technology Fund is long-term capital appreciation.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.32%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%. The Fund underperformed its peer group, the Lipper Science & Technology Funds Index, which returned 0.53%.

How would you describe the investment environment during the period?

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed’s indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during March, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during May, with mid-cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30, 2004 helped to relieve investors of some of their fear and uncertainty.

What strategies affected Fund performance during the period?

During the first six months of the year, the Fund benefited from solid security selection in both the Consumer Discretionary and Industrials sectors. At the stock level, performance benefited most positively from positions in Yahoo! Inc., palmOne Inc., Netflix Inc., eBay Inc. and Apple Computer Inc. Conversely, the Fund was most negatively impacted by positions in i2 Technologies Inc., Cypress Semiconductor Corp., Rambus Inc., Compex Technologies Inc. and RedEnvelope Inc. Throughout the six-month period, Alger continued to emphasize individual security selection through thorough, internal research conducted by their analysts.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Throughout the first half of the year, the number of Fund holdings decreased to approximately 50 stocks and the cash position decreased to less than one percent of net assets. During the same six-month time span, significant additions included Apple Computer Inc., Juniper Networks Inc., Playboy Enterprises Inc., Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc. Significant eliminations included Amazon.com Inc., Dell Inc., E*TRADE Financial Corp. and Monster Worldwide Inc.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 95.61%

Broadcasting — 1.93%
Spanish Broadcasting Systems Inc. (a)	178,100	$1,658,111

Business Services — 1.83%
Gevity HR Inc.	59,800	1,566,162

Computer Hardware — 10.64%
Apple Computer Inc. (a)	30,600	995,724
Cisco Systems Inc. (a)	117,500	2,784,750
EMC Corporation (a)	67,655	771,267
International Business Machines Corporation	35,800	3,155,770
Tom Online Inc. (a)	106,450	1,427,494

		9,135,005

Computer Services — 14.44%
Akamai Technologies Inc. (a)	15,000	269,250
Digitas Inc. (a)	160,050	1,765,351
Intelligroup Inc. (a)	217,000	1,124,060
Internet Security Systems Inc. (a)	20,550	315,237
Juniper Networks Inc. (a)	117,800	2,894,346
Netease Com Inc. (a)	43,800	1,809,816
Valueclick Inc. (a)	71,500	856,570
Yahoo! Inc. (a)	92,500	3,360,525

		12,395,155

Computer Software — 18.40%
Activision Inc. (a)	100,050	1,590,795
Chordiant Software Inc. (a)	397,500	1,812,600
Lionbridge Technologies Inc. (a)	115,100	880,515
Microsoft Corporation	105,050	3,000,228
Palmone Inc. (a)	52,400	1,821,948
Palmsource Inc. (a)	147,724	2,531,989
PeopleSoft Inc. (a)	44,300	819,550
Take Two Interactive Software (a)	59,000	1,807,760
Veritas Software Corporation (a)	28,950	801,915
webMethods Inc. (a)	84,350	722,880

		15,790,180

Electronics — 3.37%
KLA-Tencor Corporation (a)	37,500	1,851,750
Trimble Navigation Ltd. (a)	37,575	1,044,209

		2,895,959

Entertainment & Leisure — 5.28%
Netflix Inc. (a)	126,150	4,535,093

Fiber Optics — 1.00%
Corning Inc. (a)	65,700	858,042

Media — 5.79%
Gemstar-TV Guide International Inc. (a)	304,400	1,461,120
Sirius Satellite Radio Inc. (a)	528,400	1,627,472
XM Satellite Radio Holdings Inc. (Class A) (a)	69,000	1,883,010

		4,971,602

	Number of Shares or Principal Amount	Value

Printing & Publishing — 0.50%
Playboy Enterprises Inc. (a)	36,625	$425,216

Retail — 2.01%
eBay Inc. (a)	18,800	1,728,660

Semiconductors — 23.18%
Advanced Micro Devices Inc. (a)	110,200	1,752,180
Altera Corporation (a)	73,300	1,628,726
Analog Devices Inc.	12,900	607,332
Applied Materials Inc. (a)	86,800	1,703,016
Applied Micro Circuits Corporation (a)	386,250	2,054,850
Broadcom Corporation (Class A) (a)	36,400	1,702,428
Cypress Semiconductor Corporation (a)	180,000	2,554,200
Semiconductor Manufacturing International Corporation (a)	111,050	1,191,566
Skyworks Solutions Inc. (a)	297,600	2,598,048
Teradyne Inc. (a)	89,900	2,040,730
Texas Instruments Inc.	85,500	2,067,390

		19,900,466

Technology — 3.02%
Foundry Networks Inc. (a)	59,750	840,683
Garmin Ltd.	47,350	1,753,844

		2,594,527

Telecommunications — 1.41%
Andrew Corporation (a)	28,150	563,282
Avaya Inc. (a)	41,000	647,390

		1,210,672

Wireless Communications — 2.81%
Spectrasite Inc. (a)	55,700	2,407,354

Total Domestic Common Stocks
(Identified cost $68,780,077)		82,072,204

Foreign Stocks — 3.92%

Computer Software — 1.12%
Research in Motion Ltd. (a)	14,100	965,004

Technology — 2.07%
Accenture Ltd. (a)	64,600	1,775,208

Telecommunications — 0.73%
Amdocs Ltd. (a)	26,800	627,924

Total Foreign Stocks
( Identified cost $2,827,621 )		3,368,136

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 0.46%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $398,008 Collateral: U.S Treasury Note $410,000, 3.375% due 11/15/08, Value $408,180	$398,000	$398,000

Total Repurchase Agreement
(Identified cost $398,000 )		398,000

Total Investments
( Identified cost $72,005,698 )		$85,838,340

Other Assets Less Liabilities — 0.01%		7,247

Net Assets — 100%		$85,845,587

(a)	Non-income producing security.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Managed Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $424 billion for institutional clients and whose usual investment minimum for this investment objective is $25 million, is subadviser to the Enterprise Managed Fund.

Investment Objective

The objective of the Enterprise Managed Fund is growth of capital over time.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 2.27%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%. In contrast, the Fund outperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 2.26%.

How would you describe the investment environment during the period?

After treading water for the first quarter, U.S. equity markets had modestly positive returns the second quarter. Higher energy prices and the prospects of rising interest rates, combined with tensions in Iraq weighed on stocks early in the period. This tide turned in the second quarter as improving jobs data and strong corporate profits eased investors’ concern about the impact of Fed rate hikes. The looming Fed meeting and the handover of power in Iraq at the end of the period kept prices in a narrow range.

What strategies affected Fund performance during the period?

The Fund continued to benefit from an over-weight to equities over the last six months. Despite this over-weight, the Fund’s asset allocation positioning has turned considerably more defensive over the last few months.

For the period, the Fund benefited from strong stock selection in the consumer discretionary and financials sectors. In the consumer discretionary sector stocks such as Michael’s Stores and PetsMart were strong contributors to performance as they continue to benefit from their ability to provide the consumer with a unique product in a convenient setting. In the financials sector, notable contributors included Countrywide Financial and Bank One.

Weak stock selection in the consumer staples and energy sectors detracted from performance. Detractors in the Consumer Staples sector included Hain Celestial, a specialty and snack food company, and a zero weight in cosmetics company Avon, whose stock had a strong six months. The Fund’s zero-weight in a number of strong performing energy names such as Valero Energy, Amerada Hess and Baker Hughes also negatively impacted Fund performance.

What changes were made to the Fund over the period?

The Fund began the period with a pro-cyclical stance. The Fund was positioned with an over-weight to equities and cash and an under-weight to bonds. At the end of January, the Fund’s equity exposure was reduced to a more conservative stance. At the end of March, Wellington again increased the equity over-weight. This move was shorter-term because at that time, they preferred equities to bonds, but believed that equity valuations were reasonable overall.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

Over the course of the second quarter, Wellington reduced the over-weight to equities and increased the allocation to bonds. This more-defensive posture resulted from a concern over decelerating economic growth and moderating earnings expectations. Although interest rates on shorter maturity bonds are set to rise, most of the damage to long bonds likely was done in the second quarter.

The equity portion of the Fund has a cyclical bias, with emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, rising energy costs and lower government stimuli. In terms of changes, new positions were initiated in industrial companies such as Caterpillar, Kroll and Aramark. Kroll is best known for providing corporate security services; Kroll also provides bankruptcy and restructuring services (e.g. Enron and Parmalat); and offers forensic computer services, retrieval of e-mails and forensic accounting. Subsequent to this purchase, Marsh & McLennan announced their acquisition of the company at a premium and the position was sold as the stock rose. Aramark increased the Fund’s cyclical exposure as the company provides food service, uniforms and facilities management to higher education, corrections, health care and sporting/national park venues providing organic (and stable) growth based on outsourcing trends. Because the company benefits from increased employment in several of its businesses, it decreases its dependence on any one particular piece of the economy improving to continue growing. Further, with the continued strength of PetsMart, the Fund took profits during the period and rotated into sibling Petco.

In the fixed-income portion of the Fund, Wellington continues to under-weight the Fund’s exposure to government securities and over-weight the exposure to mortgage-backs and corporates.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 66.56%

Advertising — 0.74%
Lamar Advertising Company (a) Class A	21,900	$949,365

Aerospace — 1.85%
General Dynamics Corporation	6,900	685,170
Rockwell Collins Inc.	16,000	533,120
United Technologies Corporation	12,500	1,143,500

		2,361,790

Apparel & Textiles — 0.61%
Columbia Sportswear Company (a) (o)	9,100	497,042
Liz Claiborne Inc.	8,000	287,840

		784,882

Automotive — 0.65%
Lear Corporation	5,650	333,294
O’Reilly Automotive Inc. (a)	10,950	494,940

		828,234

Banking — 2.65%
Bank of America Corporation	28,300	2,394,746
Bank One Corporation	19,500	994,500

		3,389,246

Biotechnology — 0.47%
Genzyme Corporation (a)	12,800	605,824

Building & Construction — 0.40%
D.R. Horton Inc.	17,800	505,520

Business Services — 1.84%
Aramark Corporation (Class B) Class B	33,000	949,080
ChoicePoint Inc. (a)	11,300	515,958
Medco Health Solutions Inc. (a)	23,500	881,250

		2,346,288

Chemicals — 0.81%
Du Pont (E. I.) de Nemours & Company	23,400	1,039,428

Computer Hardware — 2.10%
Apple Computer Inc. (a)	15,100	491,354
CDW Corporation	6,050	385,748
Cisco Systems Inc. (a)	44,800	1,061,760
International Business Machines Corporation	8,400	740,460
Seagate Technology (a) (Escrow Shares) (b)	5,700	2,337

		2,681,659

Computer Services — 3.05%
Checkfree Corporation (a)	5,600	168,000
Dell Inc. (a)	27,100	970,722

	Number of Shares or Principal Amount	Value

DST Systems Inc. (a)	4,700	$226,023
First Data Corporation	28,300	1,259,916
Ingram Micro Inc. (a) Class A	17,800	257,566
Sungard Data Systems Inc. (a)	3,800	98,800
VeriSign Inc. (a)	26,300	523,370
Yahoo! Inc. (a)	10,900	395,997

		3,900,394

Computer Software — 2.71%
Cadence Design Systems Inc. (a)	15,053	220,225
Microsoft Corporation	106,200	3,033,072
THQ Inc. (a) (o)	9,300	212,970

		3,466,267

Consumer Products — 1.42%
Gillette Company	26,000	1,102,400
Procter & Gamble Company	13,000	707,720

		1,810,120

Consumer Services — 0.25%
ITT Educational Services Inc. (a)	8,500	323,170

Containers/Packaging — 1.56%
Pactiv Corporation (a)	60,100	1,498,894
Smurfit - Stone Container Corporation (a)	24,700	492,765

		1,991,659

Crude & Petroleum — 2.29%
ChevronTexaco Corporation	11,500	1,082,265
Exxon Mobil Corporation	41,500	1,843,015

		2,925,280

Drugs & Medical Products — 0.20%
Cooper Companies Inc.	3,950	249,522

Electrical Equipment — 1.65%
General Electric Company	64,900	2,102,760

Electronics — 0.40%
KLA-Tencor Corporation (a)	10,300	508,614

Energy — 0.59%
American Power Conversion Corporation	17,000	334,050
Exelon Corporation	12,500	416,125

		750,175

Fiber Optics — 0.82%
Corning Inc. (a)	80,500	1,051,330

Finance — 1.07%
E*TRADE Group Inc. (a)	45,600	508,440
Federated Investors Inc. (Class B)	17,300	524,882
Legg Mason Inc.	3,600	327,636

		1,360,958

Food, Beverages & Tobacco — 2.32%
Altria Group Inc.	18,900	945,945

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Constellation Brands Inc. (Class A) (a) Class A	2,300	$85,399
Hain Celestial Group Inc. (a)	20,000	362,000
Krispy Kreme Doughnuts Inc. (a) (o)	5,600	106,904
PepsiCo Inc.	27,200	1,465,536

		2,965,784

Gaming — 0.05%
International Game Technology	1,600	61,760

Health Care — 0.92%
Coventry Health Care Inc. (a)	5,500	268,950
Health Net Inc. (a)	12,700	336,550
Triad Hospitals Inc. (a)	9,600	357,408
Viasys Healthcare Inc. (a)	8,200	171,462
Wellcare Group Inc. (a)	2,700	45,900

		1,180,270

Insurance — 0.47%
Gallagher Arthur J & Company	19,900	605,955

Machinery — 0.24%
Caterpillar Inc.	3,900	309,816

Manufacturing — 1.68%
3M Company	9,200	828,092
Cognex Corporation	11,400	438,672
Precision Castparts Corporation	16,200	885,978

		2,152,742

Media — 1.57%
Time Warner Inc. (a)	114,100	2,005,878

Medical Instruments — 2.27%
Diagnostic Products Corporation	11,300	496,522
Edwards Lifesciences Corporation (a)	7,000	243,950
Fisher Scientific International Inc. (a) (o)	8,700	502,425
Guidant Corporation	4,100	229,108
Medtronic Inc.	24,700	1,203,384
Waters Corporation (a)	4,600	219,788

		2,895,177

Medical Services — 0.30%
Odyssey Healthcare Inc. (a) (o)	20,200	380,164

Metals & Mining — 0.60%
Alcoa Inc.	23,300	769,599

Misc. Financial Services — 4.41%
Ambac Financial Group Inc.	7,350	539,784
American Express Company	8,800	452,144
Citigroup Inc.	53,000	2,464,500
Countrywide Financial Corporation	12,459	875,245
Merrill Lynch & Company Inc.	24,200	1,306,316

		5,637,989

	Number of Shares or Principal Amount	Value

Multi-Line Insurance — 1.85%
American International Group Inc.	26,100	$1,860,408
Principal Financial Group	14,600	507,788

		2,368,196

Oil Services — 2.31%
Apache Corporation	18,900	823,095
Chesapeake Energy Corporation	47,500	699,200
Ensco International Inc.	13,100	381,210
Schlumberger Ltd.	16,600	1,054,266

		2,957,771

Paper Products — 0.54%
International Paper Company	15,300	683,910

Pharmaceuticals — 4.97%
Abbott Laboratories	28,700	1,169,812
Albany Molecular Research Inc. (a) (o)	2,700	34,911
Caremark Rx Inc. (a)	3,200	105,408
Eli Lilly & Company	15,300	1,069,623
King Pharmaceuticals Inc. (a)	21,500	246,175
Pfizer Inc.	64,900	2,224,772
Schering-Plough Corporation	23,500	434,280
Watson Pharmaceuticals Inc. (a)	2,900	78,010
Wyeth	27,500	994,400

		6,357,391

Property-Casualty Insurance — 0.78%
St. Paul Companies Inc.	24,460	991,608

Retail — 4.95%
Chico’s FAS Inc. (a)	6,800	307,088
Coach Inc. (a)	4,100	185,279
Fastenal Company	3,000	170,490
Gap Inc.	29,700	720,225
Lowe’s Companies Inc.	27,200	1,429,360
Michaels Stores Inc.	16,300	896,500
Pacific Sunwear of California (a)	20,450	400,206
Petco Animal Supplies Inc. (a)	4,400	141,724
Petsmart Inc.	13,500	438,075
Staples Inc.	13,700	401,547
Wal-Mart Stores Inc.	23,300	1,229,308

		6,319,802

Semiconductors — 3.14%
Applied Materials Inc. (a)	34,500	676,890
Fairchild Semiconductor International (Class A) (a) Class A	9,800	160,426
Intel Corporation	41,400	1,142,640
International Rectifier Corporation (a)	21,100	873,962
Novellus Systems Inc. (a)	7,700	242,088
Texas Instruments Inc.	20,600	498,108
Varian Semi Equipment Associates Inc. (a)	11,000	424,160

		4,018,274

Technology — 0.13%
SanDisk Corporation (a) (o)	7,900	171,351

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Telecommunications — 1.62%
Polycom Inc. (a)	44,700	$1,001,727
Sprint Corporation	43,000	756,800
Tekelec (a)	17,300	314,341

		2,072,868

Transportation — 2.19%
CSX Corporation	18,300	599,691
FedEx Corporation	10,538	860,849
Norfolk Southern Corporation	32,200	853,944
Yellow Roadway Corporation (a) (o)	12,200	486,292

		2,800,776

Wireless Communications — 1.12%
Motorola Inc.	29,900	545,675
Nextel Communications Inc. (Class A) (a)	33,000	879,780

		1,425,455

Total Domestic Common Stocks
(Identified cost $76,905,107)		85,065,021

Foreign Stocks — 1.34%

Drugs & Medical Products — 0.20%
Biovail Corporation (a)	13,300	252,434

Manufacturing — 1.14%
Tyco International Ltd.	43,900	1,454,846

Total Foreign Stocks
(Identified cost $1,397,976)		1,707,280

Corporate Bonds — 7.04%

Aerospace — 0.12%
McDonnell Douglas Corporation 6.875%, due 11/01/06	$75,000	80,260
United Technologies Corporation 7.125%, due 11/15/10	61,000	69,106

		149,366

Airlines — 0.15%
American Airlines Inc. 7.024%, due 10/15/09	75,000	74,156
American Airlines Inc. 3.857%, due 07/09/10	14,654	14,154
Continental Airlines Inc. 6.703%, due 12/15/22	108,469	101,154

		189,464

Automotive — 0.09%
DaimlerChrysler North Holding Company 7.20%, due 09/01/09	100,000	108,855

	Number of Shares or Principal Amount	Value

Banking — 0.14%
First Union National Bank 7.875%, due 02/15/10	$100,000	$115,490
NCNB Corporation 10.20%, due 07/15/15	50,000	67,406

		182,896

Broadcasting — 0.08%
Clear Channel Communications 6.00%, due 11/01/06	50,000	52,485
Liberty Media Corporation 7.75%, due 07/15/09	50,000	55,833

		108,318

Building & Construction — 0.23%
Centex Corporation 5.80%, due 09/15/09	125,000	128,985
Lennar Corporation 7.625%, due 03/01/09	20,000	22,146
Lennar Corporation (o) 5.95%, due 03/01/13	20,000	20,164
Masco Corporation 5.875%, due 07/15/12	50,000	51,930
Pulte Homes Inc. 6.25%, due 02/15/13	75,000	76,613

		299,838

Cable — 0.13%
Cox Communications Inc. 7.125%, due 10/01/12	50,000	54,798
TCI Communications Inc. 8.75%, due 08/01/15	50,000	60,233
TCI Communications Inc. 7.125%, due 02/15/28	50,000	52,012

		167,043

Chemicals — 0.11%
Dow Chemical Company 6.00%, due 10/01/12	50,000	51,666
Monsanto Company 7.375%, due 08/15/12	50,000	56,516
Potash Corporation Saskatchewan Inc. 7.75%, due 05/31/11	25,000	28,660

		136,842

Electrical Equipment — 0.02%
Oncor Electric Delivery Company 6.375%, due 05/01/12	30,000	32,105

Energy — 0.72%
Alabama Power Company 5.875%, due 12/01/22	70,000	69,537
Alliant Energy Resources Inc. 9.75%, due 01/15/13	25,000	31,820
American Electric Power Inc. 6.125%, due 05/15/06	100,000	104,977
Calenergy Inc. 7.52%, due 09/15/08	30,000	33,231

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Carolina Power & Light Company 5.95%, due 03/01/09	$25,000	$26,334
Consolidated Natural Gas Company 5.375%, due 11/01/06	50,000	52,035
Florida Power & Light Company 5.85%, due 02/01/33	25,000	24,442
Florida Power Corporation 5.90%, due 03/01/33	50,000	47,586
Keyspan Corporation 6.15%, due 06/01/06	40,000	42,131
NSTAR 8.00%, due 02/15/10	75,000	87,229
Old Dominion Electric Cooperative 6.25%, due 06/01/11	105,000	113,203
Peco Energy Company 4.75%, due 10/01/12	30,000	29,265
Pennsylvania Electric Company 6.625%, due 04/01/19	25,000	25,632
PSEG Power 7.75%, due 04/15/11	75,000	84,940
Scana Corporation 6.25%, due 02/01/12	30,000	31,974
South Carolina Electric & Gas Company 5.80%, due 01/15/33	45,000	43,220
Southern California Edison Company 5.00%, due 01/15/14	35,000	34,051
Wisconsin Energy Corporation 6.50%, due 04/01/11	35,000	37,663

		919,270

Finance — 0.40%
Erac USA Finance Company 8.00%, due 01/15/11 (144A)	90,000	104,657
Ford Motor Credit Company 7.375%, due 02/01/11	60,000	63,286
Household Finance Corporation 6.375%, due 10/15/11	125,000	133,426
Newcourt Credit Group Inc. 6.875%, due 02/16/05	150,000	154,202
PPL Capital Funding Inc. 6.79%, due 11/22/04	50,000	50,847

		506,418

Food, Beverages & Tobacco — 0.38%
Altria Group Inc 7.00%, due 11/04/13	55,000	56,008
Altria Group Inc. 7.75%, due 01/15/27	25,000	25,562
Archer-Daniels Midland Company 8.875%, due 04/15/11	30,000	36,778
General Mills Inc. 6.00%, due 02/15/12	35,000	36,649
Kraft Foods Inc. 4.625%, due 11/01/06	35,000	35,838
Pepsi Bottling Group Inc. 7.00%, due 03/01/29	85,000	94,797
Tyson Foods Inc. 6.625%, due 10/01/04	50,000	50,421

	Number of Shares or Principal Amount	Value

Unilever Capital Corporation 5.90%, due 11/15/32	$70,000	$68,079
Whitman Corporation 6.50%, due 02/01/06	75,000	78,628

		482,760

Gaming — 0.05%
International Game Technology 8.375%, due 05/15/09	55,000	64,704

Health Care — 0.05%
Healthcare Realty Trust Inc. 8.125%, due 05/01/11	25,000	28,743
Healthcare Realty Trust Inc. 5.125%, due 04/01/14	35,000	32,573

		61,316

Hotels & Restaurants — 0.04%
Tricon Global Restaurants Inc. 7.65%, due 05/15/08	45,000	50,246

Insurance — 0.40%
Amerus Group Company 6.95%, due 06/15/05	50,000	51,529
Dai Ichi Mutual Life Insurance Company 5.73%, due 03/17/14 (144A)	100,000	96,342
Liberty Mutual Group Inc. 5.75%, due 03/15/14 (144A)	60,000	57,903
Liberty Mutual Insurance Company 7.697%, due 10/15/97 (144A)	60,000	59,349
Marsh & Mclennan Companies Inc. 5.875%, due 08/01/33	50,000	47,054
Prudential Insurance Company America 6.375%, due 07/23/06 (144A)	100,000	106,148
Renaissancere Holdings Ltd. 5.875%, due 02/15/13	90,000	91,255

		509,580

Machinery — 0.04%
Caterpillar Inc. 6.55%, due 05/01/11	50,000	55,334

Media — 0.19%
AOL Time Warner Inc. 7.70%, due 05/01/32	150,000	163,863
News America Holdings Inc. 7.75%, due 01/20/24	75,000	84,817

		248,680

Medical Services — 0.05%
Cardinal Health Inc. 6.25%, due 07/15/08	30,000	32,141
Cardinal Health Inc. 7.00%, due 10/15/26	25,000	27,330

		59,471

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Metals & Mining — 0.13%
Alcoa Inc. 6.50%, due 06/01/11	$75,000	$81,763
Noram Energy Corporation 6.50%, due 02/01/08	75,000	79,338

		161,101

Misc. Financial Services — 1.12%
Citigroup Inc. 7.25%, due 10/01/10	180,000	202,717
Ford Motor Credit Company 7.25%, due 10/25/11	225,000	234,966
General Electric Capital Corporation 6.125%, due 02/22/11	180,000	192,769
General Motors Acceptance Corporation 6.875%, due 08/28/12	175,000	178,020
Goldman Sachs Group Inc. 6.875%, due 01/15/11	100,000	109,777
Hartford Financial Services Group Inc. 7.90%, due 06/15/10	50,000	57,942
Merrill Lynch & Company Inc. 6.00%, due 02/17/09	150,000	159,448
Morgan Stanley Group Inc. 6.75%, due 04/15/11	200,000	219,174
USA Interactive 7.00%, due 01/15/13	75,000	80,880

		1,435,693

Multi-Line Insurance — 0.34%
American General Corporation 7.50%, due 08/11/10	175,000	200,313
John Hancock Global Funding 7.90%, due 07/02/10 (144A)	200,000	231,695

		432,008

Oil Services — 0.76%
Burlington Resources Financial Company 7.40%, due 12/01/31	75,000	85,266
ChevronTexaco Capital Company 3.50%, due 09/17/07	75,000	74,914
Conagra Inc. 7.875%, due 09/15/10	100,000	115,839
Duke Energy Field Services 5.75%, due 11/15/06	35,000	36,516
Energen Corporation 7.625%, due 12/15/10	50,000	57,245
Halliburton Company 5.50%, due 10/15/10	15,000	15,175
Kinder Morgan Energy Partners 6.75%, due 03/15/11	80,000	86,166
Kinder Morgan Inc. 6.50%, due 09/01/12	70,000	74,166
Motiva Enterprises 5.20%, due 09/15/12 (144A)	125,000	124,034
Murphy Oil Corporation 6.375%, due 05/01/12	50,000	53,402
Northern Border Partners 8.875%, due 06/15/10	40,000	47,197
Tosco Corporation 7.625%, due 05/15/06	70,000	75,297

	Number of Shares or Principal Amount	Value

Transocean Sedco Forex 6.625%, due 04/15/11	$35,000	$38,191
Valero Energy Corporation 7.50%, due 04/15/32	80,000	88,990

		972,398

Paper & Forest Products — 0.08%
Westvaco Corporation 7.95%, due 02/15/31	40,000	44,209
Weyerhaeuser Company 6.75%, due 03/15/12	25,000	27,074
Weyerhaeuser Company 7.95%, due 03/15/25	25,000	28,053

		99,336

Paper Products — 0.15%
International Paper Company 6.75%, due 09/01/11	100,000	108,386
Temple Inland Inc. 7.875%, due 05/01/12	50,000	56,578
Willamette Industries Inc. 7.00%, due 02/01/18	25,000	26,731

		191,695

Pharmaceuticals — 0.09%
Bristol Myers Squibb Company 4.75%, due 10/01/06	30,000	30,908
Schering Plough Corporation 5.30%, due 12/01/13	30,000	29,461
Schering Plough Corporation 6.50%, due 12/01/33	50,000	49,711

		110,080

Property-Casualty Insurance — 0.32%
Ace Capital Trust 9.70%, due 04/01/30	100,000	131,484
Everest Reinsurance Holdings Inc. 8.50%, due 03/15/05	50,000	51,846
Fidelity National Financial Inc. 7.30%, due 08/15/11	40,000	44,501
Mercury General Corporation 7.25%, due 08/15/11	75,000	82,847
Safeco Corporation 4.875%, due 02/01/10	30,000	30,212
W.R. Berkley Corporation 5.875%, due 02/15/13	30,000	30,618
W.R. Berkley Corporation 8.70%, due 01/01/22	35,000	41,142

		412,650

Real Estate — 0.21%
AMB Property 7.50%, due 06/30/18	70,000	77,939
Duke Realty Corporation 5.25%, due 01/15/10	50,000	51,465
Liberty Property Trust 8.50%, due 08/01/10	50,000	59,230
Spieker Properties 7.25%, due 05/01/09	75,000	82,741

		271,375

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Retail — 0.19%
Kohl’s Corporation 6.30%, due 03/01/11	$50,000	$53,802
Lowe's Companies Inc. 6.50%, due 03/15/29	75,000	78,695
Staples Inc. 7.375%, due 10/01/12	50,000	56,313
Wal-Mart Stores Inc. 8.00%, due 09/15/06	50,000	54,970

		243,780

Telecommunications — 0.21%
CenturyTel Inc. 7.875%, due 08/15/12	25,000	27,690
SBC Communications Inc. (o) 5.875%, due 08/15/12	50,000	51,319
Verizon Global Funding Corporation 7.375%, due 09/01/12	170,000	191,210

		270,219

Wireless Communications — 0.05%
AT&T Wireless Services Inc. 8.75%, due 03/01/31	50,000	60,958

Total Corporate Bonds
(Identified cost $8,728,661 )		8,993,799

Foreign Bonds — 0.88%

Banking — 0.16%
Bayerische Landesbank Girozentrale 5.65%, due 02/01/09	35,000	36,839
Mizuho Financial Group Cayman Ltd. 5.79%, due 04/15/14 (144A)	100,000	98,299
National Australia Bank Ltd. 8.60%, due 05/19/10	25,000	29,534
Royal Bank of Scotland Group 6.375%, due 02/01/11	35,000	38,079

		202,751

Insurance — 0.05%
XL Capital Finance Europe 6.50%, due 01/15/12	60,000	64,176

Media — 0.02%
Grupo Televisa 8.50%, due 03/11/32	20,000	20,150

Misc. Financial Services — 0.20%
Canadian Oil Sands Ltd. 7.90%, due 09/01/21 (144A)	50,000	55,168
Pemex Project Funding Master Trust 9.125%, due 10/13/10	90,000	103,050
UFJ Finance Aruba AEC 6.75%, due 07/15/13	100,000	103,407

		261,625

	Number of Shares or Principal Amount	Value

Oil Services — 0.10%
Canadian Natural Resources Ltd. 6.45%, due 06/30/33	$75,000	$75,847
Petroleos Mexicano 9.50%, due 09/15/27	50,000	56,000

		131,847

Telecommunications — 0.28%
British Telecommunications 8.875%, due 12/15/30	50,000	61,685
Deutsche Telekom International 8.50%, due 06/15/10	25,000	29,214
France Telecom 8.75%, due 09/01/04	100,000	115,882
Singapore Telecommunications 7.375%, due 12/01/31 (144A)	140,000	155,297

		362,078

Wireless Communications — 0.07%
Vodafone Airtouch 7.75%, due 02/15/10	50,000	57,330
Vodafone Airtouch 7.875%, due 02/15/30	25,000	29,740

		87,070

Total Foreign Bonds
(Identified cost $1,117,144)		1,129,697

Asset-Backed Securities — 1.24%

Airlines — 0.06%
Delta Air Lines Inc. Series 2001-1, Class A2 7.20%, due 03/18/13 (o)	75,000	69,608

Automotive — 0.51%
Capital Auto Receivables, Series 2002-1, Class A4 4.16%, due 07/16/07	200,000	202,624
Capital One Auto Financial Trust, Series2002-B, Class A4A 3.32%, due 04/15/09	250,000	250,818
Nissan Auto Receivables, Series 2002-B, Class A4 4.60%, due 09/17/07	200,000	203,810

		657,252

Banking — 0.16%
MBNA Credit Card Master Trust, Series 2002-A1, Class A1 4.95%, due 06/15/09	200,000	208,147

Misc. Financial Services — 0.40%
American Express Credit Corporation, Series 2000-1, Class A 7.20%, due 09/17/07	125,000	129,026
Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8 4.10%, due 12/07/06	200,000	201,959

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Onyx Acceptance Owner Trust, Series 2001-D, Class A4 4.32%, due 10/15/08	$178,409	$180,676

		511,661

Utilities — 0.11%
Massachusetts Special Purpose Trust, Series 1999-1, Class A3 6.62%, due 03/15/07	132,508	135,390

Total Asset-Backed Securities
(Identified cost $1,577,988)		1,582,058

Collateralized Mortgage Obligations — 1.62%

Misc. Financial Services — 1.62%
Asset Securitization Corporation, Series 1997-D4, Class A4 7.49%, due 04/14/29	151,209	163,752
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A2 6.48%, due 02/15/35	200,000	217,274
Bear Stearns Commercial Mortgage Securities Inc., Series 2003-T12, Class A4 4.68%, due 08/13/39	150,000	143,905
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2 6.39%, due 11/18/30	145,000	156,250
Greenwich Capital Commercial Funding Corporation, Series 2003-C2, Class A4 4.915%, due 01/05/36	150,000	146,105
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A2 6.55%, due 03/15/30	200,000	214,919
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4 6.66%, due 02/15/33	75,000	82,198
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP3, Class A4 6.39%, due 07/15/33	200,000	216,057
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4 6.39%, due 10/15/35	200,000	216,342
Morgan Stanley Dean Witter Capital Corporation, Series 2002-HQ, Class A3 6.51%, due 04/15/34	45,000	48,826
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2 5.98%, due 01/15/39	200,000	211,045
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B 6.59%, due 03/15/30	50,000	54,272

	Number of Shares or Principal Amount	Value

UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462%, due 03/15/31	$180,000	$194,804

		2,065,749

Total Collateralized Mortgage Obligations
(Identified cost $2,081,593)		2,065,749

U. S. Treasury Obligations — 4.08%

U. S. Treasury Bills — 1.35%
0.99%, due 08/12/04 (p)	245,000	244,717
1.50%, due 11/04/04	900,000	895,275
1.69%, due 12/23/04	500,000	495,892
1.03%, due 08/15/25	280,000	85,252

		1,721,136

U. S. Treasury Bonds — 2.73%
7.50%, due 11/15/16	325,000	400,651
8.875%, due 02/15/19	465,000	643,807
7.875%, due 02/15/21	675,000	871,330
8.125%, due 05/15/21	830,000	1,096,702
6.25%, due 08/15/23	430,000	476,158

		3,488,648

Total U. S. Treasury Obligations
(Identified cost $5,329,171)		5,209,784

Agency Obligations — 10.77%

Fannie Mae — 5.80%
6.97%, due 06/01/05	242,043	269,233
6.525%, due 06/01/09	233,598	253,180
7.125%, due 06/15/10	400,000	454,101
6.03%, due 05/01/11	241,992	258,437
6.009%, due 11/01/11	207,832	221,779
5.636%, due 12/01/11	242,683	253,374
6.115%, due 02/01/12	244,051	261,969
5.897%, due 04/01/12	244,579	258,900
7.00%, due 02/01/16	221,659	235,512
6.00%, due 09/01/16	165,629	172,828
5.50%, due 12/01/16	422,188	433,290
5.50%, due 12/01/17	388,685	398,669
6.00%, due 12/01/17	399,960	417,171
5.00%, due 05/01/18	420,083	421,578
5.00%, due 02/01/19	995,964	999,350
5.00%, due 02/01/19	192,227	192,911
5.00%, due 05/01/19	995,563	998,948
5.00%, due 11/01/33	474,959	460,309
5.00%, due 04/01/34	468,731	453,327

		7,414,866

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Federal Home Loan Banks — 0.85%
4.125%, due 01/14/05	$1,000,000	$1,012,690
5.75%, due 05/15/12	70,000	73,873

		1,086,563

Freddie Mac — 1.41%
7.00%, due 07/15/05	690,000	723,229
5.50%, due 09/15/11	400,000	416,956
6.50%, due 01/01/17	600,204	634,248
7.00%, due 06/01/29	25,911	27,430

		1,801,863

Ginnie Mae — 2.71%
7.00%, due 01/15/28	55,283	58,836
7.00%, due 03/15/28	51,884	55,218
7.00%, due 04/15/28	69,305	73,760
7.00%, due 06/15/28	177,802	189,229
6.50%, due 08/15/28	455,651	477,342
6.50%, due 10/15/28	9,341	9,785
7.00%, due 12/15/28	32,261	34,335
7.00%, due 02/15/29	48,589	51,674
7.00%, due 08/15/31	109,749	116,659
7.00%, due 10/15/31	116,705	124,053
7.00%, due 10/15/31	98,317	104,507
6.50%, due 11/15/31	342,464	358,331
7.00%, due 02/15/32	114,989	122,191
6.00%, due 09/15/32	696,205	714,877

6.00%, due 06/15/33	102,771	105,493
5.00%, due 07/15/33	896,264	870,855

		3,467,145

Total Agency Obligations
(Identified cost $13,884,152)		13,770,437

Foreign Government Obligations — 0.14%
South Africa Republic 6.50%, due 06/02/14	15,000	15,150
Trinidad & Tobago Republic (REG S) 9.75%, due 07/01/20	50,000	64,000
United Mexican States 8.375%, due 01/14/11	90,000	101,700

		180,850

Total Foreign Government Obligations
(Identified cost $170,518)		180,850

	Number of Shares or Principal Amount	Value

Registered Investment Company — 0.20%
Midcap SPDR Trust	2,300	$255,530

Total Registered Investment Company
(Identified cost $252,155)		255,530

Other Investments — 1.55%
Securities Lending Quality Trust (y)	1,983,438	1,983,438

Total Other Investments
(Identified cost $1,983,438)		1,983,438

Repurchase Agreement — 5.57%
State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/04 Proceeds $7,121,138 Collateral: U.S. Treasury Note $7,330,000, 3.375% due 11/15/08, Value $7,297,458	$7,121,000	7,121,000

Total Repurchase Agreement
(Identified cost $7,121,000)		7,121,000

Total Investments
(Identified cost $120,548,903)		129,064,643

Other Assets Less Liabilities — (0.99)%		(1,267,687)

Net Assets — 100%		$127,796,956
SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

(a)	Non-income producing security.
(b)	Security is fair valued at June 30, 2004.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(p)	Security segregated as collateral for open futures contracts.
(s)	The rate shown is the current effective yield.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(144A)	The Security may only be offered and sold to “qualified institutional buyers under Rule 144A of the Securities Act of 1933
(SPDR)	Standard & Poors Depository Receipt.
(REGS)	Regulation S Security. Security is offered and sold outside the United States; therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.

Open futures contracts as of June 30, 2004 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Short S&P 500 Index	09/04	8	($4,436)
Short U.S. 5-Year Treasury Notes	09/04	6	(14,690)
Short U.S. 2-Year Treasury Notes	09/04	3	(2,028)
10-Year Futures Interest Rate SWAP	09/04	2	(3,477)

			($24,631)

See notes no financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (US) Inc.

New York, NY

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $55.9 billion in assets under management and whose usual investment minimum is $25 million, is subadviser to the Enterprise Strategic Allocation Fund.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is total return, consisting of long-term capital appreciation and current income.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 2.42%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 3.44%. In contrast, the Fund outperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 2.26%.

How would you describe the investment environment during the period?

The first six months of 2004 were characterized by shifting investor concerns surrounding the economy and uncertainty regarding the continuing unrest in Iraq. These elements largely over-shadowed the presence of solid corporate fundamentals, and ultimately tempered equity and fixed-income returns over the period.

More specifically, in the first quarter, investors were preoccupied with the absence of meaningful job growth. In the second quarter, fears of a jobless economic recovery ended when the Labor Department reported that nearly one million new jobs were created from March through May 2004. This report, combined with telling Fed statements, created strong anticipation that a federal funds rate increase was imminent. Thus, it came as no surprise when the Fed did, in fact, raise the rate from 1.00% to 1.25% in June, the first rate hike in four years. Given the strength of the economy and mounting inflationary pressures, it was widely perceived that this increase was only the first in what may be a series of rate hikes.

What strategies affected Fund performance during the period?

Prior to May, investment decisions for the Fund were determined through UBS’ proprietary Tactical Allocation Model. Effective May 3rd, the Fund’s investment strategy was modified. Specifically, it now uses more active management in its asset allocation process, as well as in selecting specific asset classes. UBS believe these changes will give shareholders the opportunity to fully benefit from UBS institutional asset allocation and active, bottom-up securities selection capabilities.

What changes were made to the Fund over the period?

UBS continues to follow the Fund’s new investment strategy that calls for an active management approach in the asset allocation process, as well as in selecting specific asset classes for the Fund. Throughout the first half, UBS, price to intrinsic value model showed a fairly valued equity market and a fairly valued fixed-income market. As such, the Fund held approximately 95% in stocks represented by the S&P 500 Index, and approximately 5% in five-year Treasury notes.

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS — (Continued)

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 94.24%

Advertising — 0.20%
Interpublic Group of Companies Inc. (a)	1,500	$20,595
Monster Worldwide Inc. (a)	400	10,288
Omnicom Group Inc.	600	45,534

		76,417

Aerospace — 1.90%
Boeing Company	2,900	148,161
General Dynamics Corporation	700	69,510
Goodrich Corporation	400	12,932
Honeywell International Inc.	3,000	109,890
Lockheed Martin Corporation	1,600	83,328
Northrop Grumman Corporation	1,200	64,440
Raytheon Company	1,600	57,232
Rockwell Collins Inc.	600	19,992
United Technologies Corporation	1,800	164,664

		730,149

Apparel & Textiles — 0.14%
Jones Apparel Group Inc.	500	19,740
Liz Claiborne Inc.	400	14,392
V. F. Corporation	400	19,480

		53,612

Automotive — 0.94%
AutoNation Inc. (a)	1,000	17,100
Cummins Inc.	200	12,500
Delphi Automotive Systems Corporation	2,100	22,428
Ford Motor Company	6,300	98,595
General Motors Corporation (o)	2,000	93,180
Genuine Parts Company	700	27,776
Goodyear Tire & Rubber Company (a)	700	6,363
Johnson Controls Inc.	700	37,366
Navistar International Corporation (a)	300	11,628
Paccar Inc.	600	34,794

		361,730

Banking — 7.03%
AmSouth Bancorporation	1,300	33,111
Bank of America Corporation	7,000	592,340
Bank of New York Company Inc.	2,700	79,596
Bank One Corporation	3,800	193,800
BB & T Corporation	1,900	70,243
Charter One Financial Inc.	800	35,352
Comerica Inc.	600	32,928
Fifth Third Bancorp	1,900	102,182
First Horizon Natl Corp	500	22,735
J. P. Morgan Chase & Company	7,100	275,267
KeyCorp	1,500	44,835
M & T Bank Corporation	400	34,920
Marshall & Ilsley Corporation	800	31,272

	Number of Shares or Principal Amount	Value

Mellon Financial Corporation	1,500	$43,995
National City Corporation	2,200	77,022
North Fork Bancorporation Inc.	600	22,830
Northern Trust Corporation	800	33,824
PNC Financial Services Group	1,000	53,080
Regions Financial Corporation (a)	800	29,240
SouthTrust Corporation	1,200	46,572
SunTrust Banks Inc.	1,000	64,990
Synovus Financial Corporation	1,100	27,852
U.S. Bancorp	6,500	179,140
Union Planters Corporation	800	23,848
Wachovia Corporation	4,500	200,250
Wells Fargo & Company	5,800	331,934
Zions Bancorporation	300	18,435

		2,701,593

Basic Industries — 0.01%
Allegheny Technologies Inc.	300	5,415

Biotechnology — 1.04%
Amgen Inc. (a)	4,400	240,108
Applied Biosystems Group - Applera Corporation	800	17,400
Chiron Corporation (a)	700	31,248
Genzyme Corporation (a)	800	37,864
Gilead Sciences Inc. (a)	800	53,600
MedImmune Inc. (a)	900	21,060

		401,280

Broadcasting — 0.85%
Clear Channel Communications Inc.	2,100	77,595
Univision Communications Inc. (Class A) (a)	1,100	35,123
Viacom Inc. (Class B)	6,000	214,320

		327,038

Brokers — 0.09%
Bear Stearns Companies Inc.	400	33,724

Building & Construction — 0.23%
Masco Corporation	1,500	46,770
Pulte Homes Inc.	400	20,812
Vulcan Materials Company	400	19,020

		86,602

Business Services — 0.57%
Automatic Data Processing Inc.	2,000	83,760
Medco Health Solutions Inc. (a)	900	33,750
Paychex Inc.	1,300	44,044
Robert Half International Inc.	600	17,862
Xerox Corporation (a)	2,800	40,600

		220,016

Cable — 0.56%
Comcast Corporation (Class A) (a)	7,700	215,831

Chemicals — 1.44%
Air Products & Chemicals Inc.	800	41,960

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Ashland Inc.	300	$15,843
Dow Chemical Company	3,200	130,240
Du Pont (E. I.) de Nemours & Company	3,500	155,470
Eastman Chemical Company	300	13,869
Ecolab Inc.	900	28,530
Engelhard Corporation	500	16,155
Monsanto Company	900	34,650
PPG Industries Inc.	600	37,494
Praxair Inc.	1,200	47,892
Rohm & Haas Company	800	33,264

		555,367

Computer Hardware — 3.75%
Apple Computer Inc. (a)	1,300	42,302
Cisco Systems Inc. (a)	23,200	549,840
EMC Corporation (a)	8,400	95,760
Gateway Inc. (a)	1,400	6,300
Hewlett-Packard Company	10,400	219,440
International Business Machines Corporation	5,800	511,270
NCR Corporation (a)	300	14,877

		1,439,789

Computer Services — 2.36%
Affiliated Computer Services Inc. (a)	500	26,470
Computer Sciences Corporation (a)	700	32,501
Dell Inc. (a)	8,600	308,052
Electronic Data Systems Corporation	1,700	32,555
First Data Corporation	3,000	133,560
Fiserv Inc. (a)	700	27,223
Network Appliance Inc. (a)	1,200	25,836
Sabre Holdings Corporation	500	13,855
Sun Microsystems Inc. (a)	11,500	49,910
Sungard Data Systems Inc. (a)	1,000	26,000
Symantec Corporation (a)	1,100	48,158
Unisys Corporation (a)	1,200	16,656
Yahoo! Inc. (a)	4,600	167,118

		907,894

Computer Software — 4.18%
Adobe Systems Inc.	800	37,200
Autodesk Inc.	400	17,124
BMC Software Inc. (a)	800	14,800
Citrix Systems Inc. (a)	600	12,216
Computer Associates International Inc.	2,000	56,120
Compuware Corporation (a)	1,400	9,240
Electronic Arts Inc. (a)	1,000	54,550
Intuit Inc. (a)	700	27,006
Mercury Interactive Corporation (a)	300	14,949
Microsoft Corporation	37,000	1,056,720
Novell Inc. (a)	1,300	10,907
Oracle Corporation (a)	17,800	212,354
PeopleSoft Inc. (a)	1,300	24,050
Siebel Systems Inc. (a)	1,800	19,224
Veritas Software Corporation (a)	1,500	41,550

		1,608,010

	Number of Shares or Principal Amount	Value

Conglomerates — 0.08%
Textron Inc.	500	$29,675

Construction — 0.12%
Centex Corporation	400	18,300
Fluor Corporation	300	14,301
KB Home	200	13,726

		46,327

Consumer Durables — 0.19%
Dana Corporation	600	11,760
Harley-Davidson Inc.	1,000	61,940

		73,700

Consumer Non-Durables — 0.19%
Avon Products Inc.	1,600	73,824

Consumer Products — 2.95%
Alberto-Culver Company	300	15,042
Black & Decker Corporation	300	18,639
Brunswick Corporation	300	12,240
Clorox Company	800	43,024
Colgate-Palmolive Company	1,800	105,210
Eastman Kodak Company	1,000	26,980
Gillette Company	3,400	144,160
International Flavors & Fragrances Inc.	400	14,960
Kimberly-Clark Corporation	1,700	111,996
Mattel Inc.	1,600	29,200
Newell Rubbermaid Inc.	1,000	23,500
Nike, Inc. (Class B)	900	68,175
Procter & Gamble Company	8,800	479,072
Sherwin-Williams Company	500	20,775
Whirlpool Corporation	300	20,580

		1,133,553

Consumer Services — 0.76%
United Parcel Service Inc.	3,900	293,163

Containers/Packaging — 0.08%
Pactiv Corporation (a)	600	14,964
Sealed Air Corporation (a)	300	15,981

		30,945

Crude & Petroleum — 3.85%
Anadarko Petroleum Corporation	900	52,740
Burlington Resources Inc.	1,400	50,652
ChevronTexaco Corporation	3,700	348,207
Exxon Mobil Corporation	22,400	994,784
Unocal Corporation	900	34,200

		1,480,583

Drugs & Medical Products — 0.17%
Becton, Dickinson & Company	900	46,620
Thermo Electron Corporation (a)	600	18,444

		65,064

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Education — 0.14%
Apollo Group Inc. (Class A) (a)	600	$52,974

Electrical Equipment — 3.33%
Emerson Electric Company	1,500	95,325
General Electric Company	36,200	1,172,880
Tektronix Inc.	300	10,206

		1,278,411

Electronics — 0.30%
KLA-Tencor Corporation (a)	700	34,566
PerkinElmer Inc.	500	10,020
QLogic Corporation (a)	300	7,977
Rockwell Automation Inc.	700	26,257
Sanmina-SCI Corporation (a)	1,800	16,380
Solectron Corporation (a)	3,400	21,998

		117,198

Energy — 1.13%
AES Corporation (a)	2,300	22,839
American Power Conversion Corporation	700	13,755
Calpine Corporation (a) (o)	1,600	6,912
Centerpoint Energy Inc.	1,200	13,800
Cinergy Corporation	700	26,600
DTE Energy Company	700	28,378
Duke Energy Corporation	3,200	64,928
Dynegy Inc. (a)	1,600	6,816
Entergy Corporation	800	44,808
Exelon Corporation	2,300	76,567
Progress Energy Inc.	900	39,645
TXU Corporation	1,100	44,561
Williams Companies Inc.	1,800	21,420
Xcel Energy Inc.	1,500	25,065

		436,094

Entertainment & Leisure — 0.80%
Carnival Corporation	2,200	103,400
Harrah’s Entertainment Inc.	400	21,640
Walt Disney Company	7,100	180,979

		306,019

Fiber Optics — 0.23%
CIENA Corporation (a)	2,100	7,812
Corning Inc. (a)	4,700	61,382
JDS Uniphase Corporation (a)	5,100	19,329

		88,523

Finance — 1.87%
Capital One Financial Corporation	800	54,704
E Trade Group Inc. (a)	1,300	14,495
Equifax Inc.	500	12,375
Franklin Resources Inc.	900	45,072
Goldman Sachs Group Inc.	1,700	160,072
H&R Block Inc.	600	28,608
Lehman Brothers Holdings Inc.	1,000	75,250
MBNA Corporation	4,400	113,476

	Number of Shares or Principal Amount	Value

MGIC Investment Corporation	300	$22,758
Moody’s Corporation	500	32,330
Providian Financial Corporation (a)	1,000	14,670
SLM Corporation	1,500	60,675
State Street Corporation	1,200	58,848
T. Rowe Price Group Inc.	500	25,200

		718,533

Food, Beverages & Tobacco — 5.20%
Albertson’s Inc. (o)	1,300	34,502
Altria Group Inc.	7,000	350,350
Anheuser-Busch Companies Inc.	2,800	151,200
Archer-Daniels-Midland Company	2,300	38,594
Brown-Forman Corporation (Class B) (o)	500	24,135
Campbell Soup Company	1,500	40,320
Coca-Cola Company	8,300	418,984
Coca-Cola Enterprises Inc.	1,600	46,384
Conagra Inc.	1,800	48,744
Fortune Brands Inc.	500	37,715
General Mills Inc.	1,300	61,789
H.J. Heinz Company	1,200	47,040
Hershey Foods Corporation	900	41,643
Kellogg Company	1,400	58,590
McCormick & Company Incorporated	500	17,000
Pepsi Bottling Group Inc.	900	27,486
PepsiCo Inc.	5,800	312,504
R.J. Reynolds Tobacco Holdings Inc. (o)	300	20,277
Sara Lee Corporation	2,700	62,073
SUPERVALU Inc.	500	15,305
Sysco Corporation	2,200	78,914
Wendy’s International Inc.	400	13,936
Wrigley (William Jr.) Company	800	50,440

		1,997,925

Forest Products — 0.06%
Plum Creek Timber Company Inc.	700	22,806

Gaming — 0.12%
International Game Technology	1,200	46,320

Health Care — 0.93%
Aetna Inc.	500	42,500
Anthem Inc. (a)	500	44,780
Bausch & Lomb Inc.	200	13,014
HCA Inc.	1,700	70,703
McKesson Corporation	1,000	34,330
Tenet Healthcare Corporation (a)	1,700	22,797
UnitedHealth Group Inc.	2,100	130,725

		358,849

Hotels & Restaurants — 0.82%
Darden Restaurants Inc.	600	12,330
Hilton Hotels Corporation	1,400	26,124
Marriott International Inc. (Class A)	800	39,904

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

McDonald’s Corporation	4,300	$111,800
Starbucks Corporation (a)	1,300	56,524
Starwood Hotels & Resorts Worldwide Inc.	700	31,395
Yum Brands Inc.	1,000	37,220

		315,297

Insurance — 0.79%
AFLAC Inc.	1,700	69,377
Aon Corporation	1,100	31,317
Cigna Corporation	500	34,405
Jefferson-Pilot Corporation	500	25,400
Marsh & McLennan Companies Inc.	1,800	81,684
Progressive Corporation	700	59,710

		301,893

Life Insurance — 0.06%
Torchmark Corporation	400	21,520

Machinery — 0.50%
Caterpillar Inc.	1,200	95,328
Deere & Company	900	63,126
Pitney Bowes Inc.	800	35,400

		193,854

Manufacturing — 1.91%
3M Company	2,700	243,027
American Standard Companies Inc. (a)	800	32,248
Avery Dennison Corporation	400	25,604
Ball Corporation	200	14,410
Cintas Corporation	600	28,602
Danaher Corporation	1,100	57,035
Dover Corporation	700	29,470
Eaton Corporation	500	32,370
Illinois Tool Works Inc.	1,100	105,479
Ingersoll-Rand Company Ltd.	600	40,986
ITT Industries Inc.	300	24,900
Leggett & Platt Inc.	700	18,697
Molex Inc.	700	22,456
Parker-Hannifin Corporation	400	23,784
Stanley Works	300	13,674
W.W. Grainger Inc.	400	23,000

		735,742

Media — 0.91%
Gannett Company Inc.	900	76,365
Time Warner Inc. (a)	15,600	274,248

		350,613

Medical Instruments — 1.73%
Biomet Inc.	900	39,996
Boston Scientific Corporation (a)	2,900	124,120
C.R. Bard Inc.	400	22,660
Guidant Corporation	1,100	61,468
Medtronic Inc.	4,200	204,624
St. Jude Medical Inc. (a)	600	45,390

	Number of Shares or Principal Amount	Value

Stryker Corporation	1,400	$77,000
Waters Corporation (a)	400	19,112
Zimmer Holdings Inc. (a)	800	70,560

		664,930

Medical Services — 1.04%
Baxter International Inc.	2,100	72,471
Biogen Idec Inc. (a)	1,200	75,900
Cardinal Health Inc.	1,500	105,075
Health Management Associates Inc. (Class A)	800	17,936
Humana Inc. (a)	600	10,140
IMS Health Inc.	800	18,752
Manor Care Inc.	300	9,804
Quest Diagnostics Inc.	400	33,980
WellPoint Health Networks Inc. (a)	500	56,005

		400,063

Metals & Mining — 0.56%
Alcoa Inc.	3,000	99,090
Freeport McMoRan Copper & Gold (Class B)	600	19,890
Newmont Mining Corporation	1,500	58,140
Nucor Corporation	300	23,028
United States Steel Corporation	400	14,048

		214,196

Misc. Financial Services — 5.21%
Ambac Financial Group Inc.	400	29,376
American Express Company	4,400	226,072
Charles Schwab Corporation	4,800	46,128
Citigroup Inc.	17,700	823,050
Countrywide Financial Corporation	1,000	70,250
Fannie Mae	3,300	235,488
Freddie Mac	2,400	151,920
Janus Capital Group Incorporated	900	14,841
MBIA Inc.	500	28,560
Merrill Lynch & Company Inc.	3,300	178,134
Morgan Stanley Dean Witter & Company	3,800	200,526

		2,004,345

Multi-Line Insurance — 2.73%
American International Group Inc.	8,900	634,392
Cincinnati Financial Corporation	600	26,112
Hartford Financial Services Group Inc.	1,000	68,740
Lincoln National Corporation	600	28,350
Loews Corporation	600	35,976
MetLife Inc.	2,600	93,210
Principal Financial Group	1,100	38,258
Prudential Financial Inc.	1,800	83,646
SAFECO Corporation	500	22,000
UnumProvident Corporation	1,100	17,490

		1,048,174

Oil Services — 2.24%
Amerada Hess Corporation	300	23,757

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Apache Corporation	1,100	$47,905
Baker Hughes Inc.	1,200	45,180
BJ Services Company (a)	600	27,504
ConocoPhillips	2,300	175,467
Devon Energy Corporation	800	52,800
El Paso Corporation (o)	2,400	18,912
EOG Resources Inc.	400	23,884
Halliburton Company	1,500	45,390
Kerr-McGee Corporation	400	21,508
KeySpan Corporation	600	22,020
Marathon Oil Corporation	1,200	45,408
Nabors Industries Ltd. (a)	500	22,610
Noble Corporation (a)	500	18,945
Occidental Petroleum Corporation (a)	1,300	62,933
Schlumberger Ltd.	2,000	127,020
Sunoco Inc.	300	19,086
Transocean Sedco Forex Inc. (a)	1,100	31,834
Valero Energy Corporation	400	29,504

		861,667

Paper & Forest Products — 0.32%
Georgia-Pacific Group	900	33,282
MeadWestvaco Corporation	800	23,512
Temple-Inland Inc.	200	13,850
Weyerhaeuser Company	800	50,496

		121,140

Paper Products — 0.25%
Boise Cascade Corporation	300	11,292
International Paper Company	1,700	75,990
Louisiana Pacific Corporation	400	9,460

		96,742

Pharmaceuticals — 7.89%
Abbott Laboratories	5,400	220,104
Allergan Inc.	500	44,760
AmerisourceBergen Corporation	400	23,912
Bristol Myers Squibb Company	6,700	164,150
Caremark Rx Inc. (a)	1,600	52,704
Eli Lilly & Company	3,900	272,649
Express Scripts Inc. (Class A) (a)	300	23,769
Forest Laboratories Inc. (a)	1,300	73,619
Hospira Inc. (a)	500	13,800
Johnson & Johnson	10,200	568,140
King Pharmaceuticals Inc. (a)	900	10,305
Merck & Company Inc.	7,600	361,000
Mylan Laboratories Inc.	900	18,225
Pfizer Inc.	26,100	894,708
Schering-Plough Corporation	5,100	94,248
UST Inc.	600	21,600
Watson Pharmaceuticals Inc. (a)	400	10,760
Wyeth	4,600	166,336

		3,034,789

Printing & Publishing — 0.31%
Donnelley (R. R.) & Sons Company	800	26,416
Lexmark International Group Inc. (a)	400	38,612
McGraw-Hill Companies Inc.	700	53,599

		118,627

	Number of Shares or Principal Amount	Value

Property-Casualty Insurance — 0.66%
Allstate Corporation	2,400	$111,720
Chubb Corporation	700	47,726
St. Paul Companies Inc.	2,300	93,242

		252,688

Publishing — 0.30%
Dow Jones & Company Inc.	300	13,530
Knight Ridder Inc.	300	21,600
New York Times Company	600	26,826
Tribune Company	1,200	54,648

		116,604

Raw Materials — 0.06%
Phelps Dodge Corporation	300	23,253

Real Estate — 0.52%
Cendant Corporation	3,500	85,680
Equity Office Properties Trust	1,500	40,800
Equity Residential Properties Trust	1,100	32,703
Simon Property Group Inc.	800	41,136

		200,319

Retail — 6.57%
Autozone Inc. (a)	300	24,030
Bed Bath & Beyond Inc. (a)	1,100	42,295
Best Buy Company Inc.	1,100	55,814
Circuit City Stores Inc.	700	9,065
Costco Wholesale Corporation	1,600	65,712
CVS Corporation	1,400	58,828
Dollar General Corporation	1,200	23,472
eBay Inc. (a)	2,200	202,290
Family Dollar Stores Inc.	600	18,252
Federated Department Stores Inc.	600	29,460
Gap Inc.	3,100	75,175
Hasbro Inc.	700	13,300
Home Depot Inc.	7,600	267,520
J. C. Penney Company, Inc.	1,000	37,760
Kohl’s Corporation (a)	1,200	50,736
Kroger Company (a)	2,600	47,320
Limited Brands	1,600	29,920
Lowe’s Companies Inc.	2,700	141,885
May Department Stores Company	1,000	27,490
Nordstrom Inc.	500	21,305
Office Depot Inc. (a)	1,100	19,701
Prologis	700	23,044
Radioshack Corporation	600	17,178
Safeway Inc. (a)	1,600	40,544
Sears Roebuck & Company	700	26,432
Staples Inc.	1,700	49,827
Target Corporation	3,100	131,657
Tiffany & Company	500	18,425
TJX Companies Inc.	1,700	41,038
Toys R Us Inc. (a)	800	12,744
Wal-Mart Stores Inc.	14,700	775,572
Walgreen Company	3,500	126,735

		2,524,526

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Savings and Loan — 0.44%
Golden West Financial Corporation	500	$53,175
Washington Mutual Inc.	3,000	115,920

		169,095

Semiconductors — 3.27%
Advanced Micro Devices Inc. (a)	1,200	19,080
Altera Corporation (a)	1,300	28,886
Analog Devices Inc.	1,300	61,204
Applied Materials Inc. (a)	5,800	113,796
Applied Micro Circuits Corporation (a)	1,200	6,384
Broadcom Corporation (Class A) (a)	1,100	51,447
Intel Corporation	22,200	612,720
LSI Logic Corporation (a)	1,400	10,668
Maxim Integrated Products Inc.	1,100	57,662
Micron Technology Inc. (a)	2,100	32,151
National Semiconductor Corporation (a)	1,200	26,388
Novellus Systems Inc. (a)	500	15,720
Nvidia Corporation (a)	600	12,300
PMC-Sierra Inc. (a)	600	8,610
Teradyne Inc. (a)	700	15,890
Texas Instruments Inc.	5,900	142,662
Xilinx Inc.	1,200	39,972

		1,255,540

Technology — 0.32%
Agilent Technologies Inc. (a)	1,700	49,776
Jabil Circuit Inc. (a)	700	17,626
Linear Technology Corporation	1,100	43,417
Symbol Technologies Inc.	800	11,792

		122,611

Telecommunications — 3.56%
ADC Telecommunications Inc. (a)	3,000	8,520
Alltel Corporation	1,100	55,682
Andrew Corporation (a)	600	12,006
AT&T Corporation	2,800	40,964
Avaya Inc. (a)	1,500	23,685
BellSouth Corporation	6,300	165,186
Centurytel Inc.	500	15,020
Citizens Communications Company (o)	1,100	13,310
Comverse Technology Inc. (a)	700	13,958
Lucent Technologies Inc. (a) (o)	14,800	55,944
QUALCOMM Inc.	2,800	204,344
Qwest Communications International Inc.	6,300	22,617
SBC Communications Inc.	11,400	276,450
Scientific-Atlanta Inc.	500	17,250
Sprint Corporation	4,900	86,240
Tellabs Inc. (a)	1,500	13,110
Verizon Communications Inc.	9,500	343,805

		1,368,091

	Number of Shares or Principal Amount	Value

Transportation — 0.76%
Burlington Northern Santa Fe Corporation	1,300	$45,591
CSX Corporation	800	26,216
FedEx Corporation	1,000	81,690
Norfolk Southern Corporation	1,400	37,128
Southwest Airlines Company	2,800	46,956
Union Pacific Corporation	900	53,505

		291,086

Utilities — 1.53%
Ameren Corporation	700	30,072
American Electric Power Inc.	1,400	44,800
Consolidated Edison Inc.	900	35,784
Constellation Energy Group Inc.	600	22,740
Dominion Resources Inc.	1,100	69,388
Edison International	1,200	30,684
FirstEnergy Corporation	1,200	44,892
FPL Group Inc.	700	44,765
Kinder Morgan Inc.	500	29,645
NiSource Inc.	1,000	20,620
PG&E Corporation (a)	1,500	41,910
PPL Corporation	700	32,130
Public Service Enterprise Group	900	36,027
Sempra Energy	800	27,544
Southern Company	2,600	75,790

		586,791

Waste Management — 0.20%
Allied Waste Industries Inc. (a)	1,100	14,498
Waste Management Inc.	2,000	61,300

		75,798

Wireless Communications — 0.99%
AT&T Wireless Services Inc. (a)	9,400	134,608
Motorola Inc.	8,000	146,000
Nextel Communications Inc. (Class A) (a)	3,800	101,308

		381,916

Total Domestic Common Stocks
(Identified cost $33,462,318)		36,226,863

Foreign Stocks — 0.85%

Insurance — 0.21%
ACE Ltd.	1,000	42,280
XL Capital Ltd. (Class A)	500	37,730

		80,010

Manufacturing — 0.64%
Cooper Industries Ltd. (Class A)	300	17,823
Tyco International Ltd.	6,900	228,666

		246,489

Total Foreign Stocks
(Identified cost $326,509)		326,499

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

U.S. Treasury Notes — 4.62%
5.50% due 05/15/09	$1,648,000	$1,774,690

Total U.S. Treasury Notes
(Identified cost $1,850,415)		1,774,690

Other Investments — 0.75%
Securities Lending Quality Trust (y)	287,200	287,200

Total Other Investments
(Identified cost $287,200)		287,200

Repurchase Agreement — 0.30%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $117,002 Collateral: U.S. Treasury Bond $110,000, 6.125% due 8/15/07, Value $124,129	117,000	117,000

Total Repurchase Agreement
(Identified cost $117,000)		117,000

Value

Total Investments
(Identified cost $36,043,442)	$38,732,252

Other Assets Less Liabilities — (0.76)%	(292,779)

Net Assets — 100%	$38,439,473

(a)	Non-income producing security.
(o)	Security or portion thereof, out on loan at June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser of the Enterprise Government Securities Fund. TCW manages approximately $94.3 billion for institutional clients, and its normal investment minimum for this investment objective is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is current income and safety of principal.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.07%. The Fund outperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned -0.15%. The Fund outperformed its peer group, the Lipper General U.S. Government Bond Funds Index, which returned -0.10%.

How would you describe the investment environment during the period?

Interest rates fell in the first quarter on persistent weakness in the labor sector, terrorist concerns and strong foreign bank buying. However, once the labor market showed signs of recovery in early April, interest rates moved quickly higher. Broad based economic growth and rising prices also supported the rate increase. The Fed’s 0.25% point rate hike on June 29, 2004 was priced into the market by mid-April, even though Fed officials repeatedly stated that they did not consider inflationary pressures to be a serious concern. The Fed maintained a neutral assessment on the economy and inflation and reiterated its “measured” approach to raising interest rates. Investors however, grew increasingly concerned about the consequences of the inevitable interest rate increase. Energy costs advanced sharply with the price of oil closing above $40 a barrel in May, for the first time in 13 years. Excluding food and energy, the CPI increased approximately 2.9% in the first five months of this year, up from about 1.1% for all of last year. Additionally, the year to date annualized increase in the core PCE price index, a closely watched inflationary measure used by the Fed, rose to around 2.3% in May.

What strategies affected Fund performance during the period?

TCW continued to emphasize certain types of mortgage loans and security structures as a means of minimizing the Fund’s exposure to prepayment rate risk and capturing the excess return of the mortgage sector. TCW focused on securities that have more call protection and/or less extension risk than the generic mortgage market.

What changes were made to the Fund over the period?

Not a lot of changes were made to the Fund. In March TCW purchased approximately $13 million of a pool of seasoned 15-year fixed-rate 4.50% Freddie Mac pass-throughs. These securities were then sold in April. They also purchased approximately $11 million in 15-year fixed-rate pass-throughs with a coupon of 4.50% and $8 million in Ginnie Mae 5.50%. These securities were purchased for their attractive yield and convexity characteristics.

Although government securities may be guaranteed as to the timely payment of principal and interest, Fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

U.S. Government and Agency Obligations — 92.16%

Fannie Mae — 40.00%
5.50%, due 01/01/09	$345,959	$357,179
6.50%, due 02/01/09	19,658	20,812
5.50%, due 06/01/09	584,822	608,486
7.00%, due 03/01/14	219,524	233,596
8.00%, due 11/01/16	1,000,860	1,096,814
6.50%, due 08/01/19	1,180,414	1,237,113
9.50%, due 08/01/20	61,580	69,577
9.50%, due 10/01/20	176,984	199,967
5.50%, due 02/01/23	6,523,567	6,608,758
6.00%, due 11/01/28	1,045,350	1,072,464
6.00%, due 11/01/28	1,455,592	1,493,346
7.00%, due 11/01/30	363,180	384,367
1.00%, due 06/01/32 (v)	2,745,207	2,858,299
1.00%, due 11/01/32 (v)	4,533,764	4,553,683
1.00%, due 12/01/32 (v)	4,380,002	4,413,611
1.00%, due 02/01/33 (v)	8,104,010	8,105,025
1.00%, due 04/01/33 (v)	5,473,709	5,416,489
1.00%, due 04/01/33 (v)	7,625,631	7,500,032
1.00%, due 05/01/33 (v)	9,085,277	9,019,480
1.00%, due 05/01/33 (v)	9,526,354	9,455,038
5.50%, due 07/01/33	9,106,023	9,053,773
4.50%, due 09/01/33	6,773,771	6,344,237
1.00%, due 10/01/33	12,242,906	12,008,027

		92,110,173

Freddie Mac Participation Certificates — 0.58%
7.00%, due 09/01/17	113,211	120,213
7.00%, due 10/01/17	123,047	130,657
10.00%, due 10/01/18	166,524	185,340
10.00%, due 07/01/20	278,549	310,643
10.00%, due 10/01/20	220,028	245,739
9.00%, due 10/01/22	307,469	346,916

		1,339,508

Federal Home Loan Banks — 6.98%
4.50%, due 05/01/19	10,758,059	10,524,967
6.50%, due 07/01/21	1,009,000	1,057,897
1.00%, due 11/01/32 (v)	4,450,741	4,494,014

		16,076,878

Ginnie Mae — 44.60%
9.00%, due 08/15/16	1,398	1,570
7.00%, due 12/15/27	700,256	746,045
6.50%, due 08/15/28	169,864	177,951
6.00%, due 01/15/29	1,175,106	1,207,686
7.00%, due 06/15/29	276,092	293,624
7.00%, due 10/15/29	791,240	841,486
1.00%, due 03/20/32 (v)	2,059,481	2,003,517
5.50%, due 12/15/32	843,363	844,390
5.50%, due 12/15/32	12,047,540	12,062,207
5.00%, due 05/15/33	14,674,318	14,258,291
5.00%, due 05/15/33	7,569,556	7,354,954
5.00%, due 06/15/33	9,323,190	9,058,872
5.00%, due 07/15/33	40,727,345	39,572,699

	Number of Shares or Principal Amount	Value

5.00%, due 09/15/33	$6,449,018	$6,266,184
5.50%, due 06/15/34	8,000,000	8,003,333

		102,692,809

Total U.S. Government and Agency Obligations
(Identified cost $212,997,068)		212,219,368

Collateralized Mortgage Obligations — 2.41%
GNMA Series 2002-42 REMIC Trust Class KZ 6.00%, due 06/16/32	5,297,651	5,211,737
Structured Asset Securities Corporation 6.75%, due 03/25/29	219,342	219,096
PNC Mortgage Securities Corporation 6.25%, due 02/25/14	116,643	116,748

Total Collateralized Mortgage Obligations
(Identified cost $5,103,660)		5,547,581

Commercial Paper — 0.87%
Coca-Cola Company 1.14%, due 07/13/04	2,000,000	1,999,240

Total Commercial Paper
(Identified cost $1,999,240)		1,999,240

Repurchase Agreement — 4.24%
State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/04 Proceeds $9,755,190 Collateral: U.S. Treasury Note $9,980,000, 2.50% due 05/31/06, Value $9,976,183	9,755,000	9,755,000

Total Repurchase Agreement
(Identified cost $9,755,000)		9,755,000

Total Investments
(Identified cost $229,854,968)		$229,521,189

Other Assets Less Liabilities — 0.32%		737,089

Net Assets — 100%		$230,258,278

(v)	Variable interest rate security; interest rate is as of June 30, 2004.
(REMIC)	Real Estate Mortgage Investment Conduit.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) is subadviser to the Enterprise High-Yield Bond Fund. Caywood-Scholl manages approximately $1.8 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is maximum current income.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.75%. The Fund underperformed its benchmark, the Lehman Brothers High Yield Bond Index, which returned 1.36%. The Fund underperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 1.39%.

How would you describe the investment environment during the period?

The first six months saw less participation by hedge funds and investment grade managers, while over the past quarter, there has been increased participation in the high-yield market from traditional high-yield buyers (pension funds, insurance companies, CBOs). As the economy continues to exhibit signs of strength, the positive credit cycle has remained intact. Most economic indicators are pointing to an improving economy with the sole exception being the June employment report. Consumer confidence and productivity reports both came in strong, while personal income and consumer spending also showed continued strength. Corporate earnings and cash flow are stable to improving in most sectors, and much of the high-yield universe saw increasing revenues year-over-year through the first quarter.

Investors’ confidence in the credit cycle has increased access to capital. As a result of reduced costs of capital, Caywood-Scholl has witnessed a larger percentage of lower quality deals coming to market year-to-date, more than twice that of the pace seen in 2003. The majority of the proceeds from these lower quality deals have been to refinance existing debt.

What strategies affected Fund performance during the period?

Over the six-month period, Caywood-Scholl has increased the Fund’s exposure to single B names (thus decreasing the double B exposure), shortened the duration, and increased exposure to economically sensitive names. These changes generally helped Fund performance for the six-month period. Single Bs outperformed, followed by double Bs, then CCCs .Those bonds that had a shorter maturity also outperformed, and cyclical names generally outperformed non-cyclical names.

What changes were made to the Fund over the period?

Given the positive technicals in the high-yield market, Caywood-Scholl continued to find the best value for new investments from the primary market. Throughout the period, Caywood-Scholl actively shortened the duration in the BB holdings and has and will continue to increase investments in those mid- and lower- single B names (increasing the Fund’s average coupon). Additionally, Caywood-Scholl increased exposure to economically sensitive industries. More recently in the second quarter, Caywood-Scholl sold various issues that were fully priced and more closely tied to the treasury curve; in general, these issues were of higher quality and had lower coupons.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS — (Continued)

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 91.81%

Advertising — 0.55%
RH Donnelley Finance Corporation 10.875%, due 12/15/12	$1,150,000	$1,334,000

Aerospace — 0.68%
Argo Tech Corporation 9.25%, due 06/01/11	950,000	978,500
Esterline Technologies Corporation 7.75%, due 06/15/13	650,000	669,500

		1,648,000

Apparel & Textiles — 2.24%
Fruit of the Loom Inc. 8.875%, due 04/15/06 (b) (d) (m)	300,000	—
Invista 9.25%, due 05/01/12	800,000	804,000
Perry Ellis International Inc. 8.875%, due 09/15/13	1,600,000	1,652,000
Phillips Van-Heusen Corporation 7.25%, due 02/15/11	1,600,000	1,608,000
Phillips Van-Heusen Corporation 8.125%, due 05/01/13	325,000	338,813
Sealy Mattress Company 8.25%, due 06/15/14	1,050,000	1,055,250

		5,458,063

Automotive — 2.91%
Autonation Inc. 9.00%, due 08/01/08	1,525,000	1,723,250
Dura Operating Corporation 9.00%, due 05/01/09 (o)	500,000	490,000
Navistar International Corporation 9.375%, due 06/01/06	650,000	702,000
TRW Automotive Acquisition 9.375%, due 02/15/13	1,472,000	1,659,680
TRW Automotive Acquisition 11.00%, due 02/15/13 (o)	516,000	608,880
United Rentals North America Inc. 6.50%, due 02/15/12	625,000	590,625
United Rentals North America Inc. 7.75%, due 11/15/13 (o)	550,000	519,750
United Rentals North America Inc. 7.00%, due 02/15/14 (o)	900,000	801,000

		7,095,185

Banking — 0.67%
Western Financial Bank 8.875%, due 08/01/07 (o)	750,000	753,750
Western Financial Bank 9.625%, due 05/15/12	800,000	880,000

		1,633,750

Broadcasting — 0.88%
Echostar DBS Corporation 9.125%, due 01/15/09	471,000	516,334

	Number of Shares or Principal Amount	Value

Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	$1,525,000	$1,631,750

		2,148,084

Building & Construction — 3.39%
Building Materials Corporation America 7.75%, due 07/15/05	375,000	376,875
Corrections Corporation America 7.50%, due 05/01/11	900,000	909,000
Integrated Electrical Services 9.375%, due 02/01/09 (144A)	775,000	800,187
Integrated Electrical Services 9.375%, due 02/01/09	600,000	619,500
Ply Gem Industries Inc. 9.00%, due 02/15/12	1,550,000	1,581,000
Riverside Forest Products Ltd. 7.875%, due 03/01/14	900,000	918,000
Texas Industries Inc. 10.25%, due 06/15/11	2,025,000	2,257,875
U.S. Concrete Inc. 8.375%, due 04/01/14	800,000	798,000

		8,260,437

Business Services — 2.28%
Buhrmann U.S. Inc. 8.25%, due 07/01/14	1,300,000	1,296,750
Quintiles Transnational Corporation 10.00%, due 10/01/13	1,250,000	1,237,500
Xerox Corporation 9.75%, due 01/15/09	775,000	881,563
Xerox Corporation 7.125%, due 06/15/10 (o)	375,000	382,500
Xerox Corporation 7.20%, due 04/01/16	1,825,000	1,752,000

		5,550,313

Cable — 3.70%
Adelphia Communications Corporation 8.375%, due 02/01/08 (b)	250,000	244,375
Adelphia Communications Corporation 7.75%, due 01/15/09 (b)	50,000	48,125
Adelphia Communications Corporation 7.875%, due 05/01/09 (b)	250,000	238,125
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	607,500
Adelphia Communications Corporation 10.875%, due 10/01/10 (b)	250,000	252,500
Cablevision Systems Corporation 8.00%, due 04/15/12	350,000	344,750
CCO Holdings 8.75%, due 11/15/13	1,050,000	1,005,375
CSC Holdings Inc. 7.25%, due 07/15/08	200,000	202,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

CSC Holdings Inc. (Series B) 8.125%, due 07/15/09	$1,200,000	$1,248,000
CSC Holdings Inc. (Series B) 7.625%, due 04/01/11	1,575,000	1,578,938
DIRECTV Holdings 8.375%, due 03/15/13	1,025,000	1,133,906
Echostar DBS Corporation 6.375%, due 10/01/11	550,000	541,750
General Cable Corporation 9.50%, due 11/15/10	150,000	161,250
Mediacom LLC/Mediacom Capital Company 9.50%, due 01/15/13 (o)	1,475,000	1,423,375

		9,029,969

Chemicals — 2.89%
Equistar Chemicals (o) 10.625%, due 05/01/11	900,000	999,000
FMC Corporation 10.25%, due 11/01/09	1,050,000	1,207,500
Hercules Inc. 6.75%, due 10/15/29	1,500,000	1,440,000
Huntsman International LLC 9.875%, due 03/01/09	225,000	243,000
Nalco Company 7.75%, due 11/15/11 (144A)	900,000	942,750
Nalco Company 8.875%, due 11/15/13 (144A)	500,000	523,750
Nova Chemicals Corporation 6.50%, due 01/15/12	600,000	591,000
PCI Chemicals Canada Company 10.00%, due 12/31/08	253,742	241,055
Pioneer Americas Inc. 5.09%, due 12/31/06 (v)	80,412	75,989
Westlake Chemical Corporation 8.75%, due 07/15/11	720,000	781,200

		7,045,244

Consumer Products — 1.81%
Central Garden & Pet Company 9.125%, due 02/01/13	2,150,000	2,332,750
Chattem Inc. 7.00%, due 03/01/14	475,000	456,000
Elizabeth Arden Inc. 7.75%, due 01/15/14	1,600,000	1,628,000

		4,416,750

Consumer Services — 0.89%
Hines Nurseries 10.25%, due 10/01/11	350,000	381,500
Johnson Diversey Inc. 9.625%, due 05/15/12 (144A) (o)	1,475,000	1,607,750
JohnsonDiversey Holdings Inc. 0%/9.96%, due 05/15/13	225,000	173,250

		2,162,500

	Number of Shares or Principal Amount	Value

Containers/Packaging — 1.30%
Ball Corporation 6.875%, due 12/15/12	$50,000	$50,750
Owens Illinois Inc. 8.10%, due 05/15/07 (o)	350,000	360,500
Owens Illinois Inc. 7.35%, due 05/15/08	1,025,000	1,022,438
Owens Illinois Inc. 7.50%, due 05/15/10	475,000	465,500
Owens-Brockway Glass Container 8.75%, due 11/15/12	1,175,000	1,274,875

		3,174,063

Electrical Equipment — 0.54%
BRL Universal Equipment 8.875%, due 02/15/08	1,225,000	1,312,281

Electronics — 1.10%
Amkor Technology Inc 7.125%, due 03/15/11 (o)	700,000	656,250
Amkor Technology Inc. 7.75%, due 05/15/13 (o)	1,575,000	1,492,312
Thomas & Betts Corporation 7.25%, due 06/01/13 (o)	500,000	529,610

		2,678,172

Energy — 4.70%
CMS Energy Corporation 9.875%, due 10/15/07 (o)	650,000	700,375
CMS Energy Corporation 8.90%, due 07/15/08 (o)	600,000	628,500
CMS Energy Corporation 7.50%, due 01/15/09	675,000	671,625
Cogentrix Energy Inc. 8.75%, due 10/15/08	875,000	903,438
El Paso Corporation 7.00%, due 05/15/11	625,000	546,875
MSW Energy Holdings 8.50%, due 09/01/10	1,675,000	1,771,312
NRG Energy Inc. 8.00%, due 12/15/13 (144A)	2,800,000	2,828,000
Peabody Energy Corporation 6.875%, due 03/15/13	250,000	253,125
Reliant Resources Inc. 9.25%, due 07/15/10	1,050,000	1,120,875
Reliant Resources Inc. 9.50%, due 07/15/13	750,000	808,125
Teco Energy Inc. 7.50%, due 06/15/10	1,200,000	1,212,000

		11,444,250

Entertainment & Leisure — 1.11%
American Casino & Entertainment 7.85%, due 02/01/12	1,125,000	1,141,875
Mohegan Tribal Gaming Authority 6.375%, due 07/15/09	875,000	877,188
Seneca Gaming Corporation 7.25%, due 05/01/12	700,000	699,125

		2,718,188

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Finance — 2.79%
BCP Caylux Holdings Luxembourg 9.625%, due 06/15/14	$1,400,000	$1,450,750
Dollar Financial Group Inc. 9.75%, due 11/15/11	1,900,000	1,985,500
New Asat Finance Ltd. 9.25%, due 02/01/11	950,000	940,500
Thornburg Mortgage Inc. 8.00%, due 05/15/13	2,400,000	2,436,000

		6,812,750

Food, Beverages & Tobacco — 3.89%
Canandaigua Brands Inc. 8.625%, due 08/01/06	550,000	592,625
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	478,125
Delhaize America Inc. 7.375%, due 04/15/06	300,000	316,132
Delhaize America Inc. 8.125%, due 04/15/11	525,000	573,054
Dole Food Inc. 8.625%, due 05/01/09 (v)	1,300,000	1,361,750
Ingles Markets Inc. 8.875%, due 12/01/11 (o)	2,250,000	2,311,875
NBTY Inc. (Series B) 8.625%, due 09/15/07	1,000,000	1,015,000
Pilgrims Pride Corporation 9.25%, due 11/15/13	625,000	665,625
Smithfield Foods Inc. 7.625%, due 02/15/08 (o)	1,480,000	1,554,000
Stater Bros Holdings Inc. 8.125%, due 06/15/12	600,000	602,250

		9,470,436

Gaming — 0.07%
Mohegan Tribal Gaming 8.375%, due 07/01/11	150,000	162,000

Health Care — 0.98%
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08 (o)	150,000	160,118
Healthsouth Corporation 8.50%, due 02/01/08	950,000	934,562
Healthsouth Corporation 7.625%, due 06/01/12	900,000	848,250
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	440,000

		2,382,930

Hotels & Restaurants — 7.43%
Boyd Gaming Corporation 7.75%, due 12/15/12	1,500,000	1,515,000
Felcor Lodging 9.50%, due 09/15/08	763,000	804,965
Felcor Lodging 8.50%, due 06/01/11	1,300,000	1,342,250
HMH Properties Inc. 7.875%, due 08/01/08	241,000	247,025

	Number of Shares or Principal Amount	Value

Host Marriott 9.50%, due 01/15/07	$1,200,000	$1,311,000
Host Marriott 7.125%, due 11/01/13	1,000,000	980,000
ITT Corporation 6.75%, due 11/15/05	150,000	154,500
John Q. Hammons Hotels 8.875%, due 05/15/12	600,000	651,000
Mandalay Resort Group 10.25%, due 08/01/07 (o)	1,625,000	1,803,750
Meristar Hospitality Operating 9.125%, due 01/15/11 (o)	925,000	934,250
MGM Grand Inc. 9.75%, due 06/01/07	1,175,000	1,283,688
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,188,000
Mirage Resorts Inc. 6.75%, due 08/01/07	550,000	567,875
Park Place Entertainment Corporation 9.375%, due 02/15/07	550,000	597,437
Park Place Entertainment Corporation 7.875%, due 03/15/10 (o)	850,000	896,750
Park Place Entertainment Corporation 8.125%, due 05/15/11	1,600,000	1,698,000
Starwood Hotels & Resorts 7.375%, due 05/01/07	400,000	421,000
Starwood Hotels & Resorts 7.875%, due 05/01/12	1,600,000	1,712,000

		18,108,490

Machinery — 3.54%
Briggs & Stratton Corporation 8.875%, due 03/15/11	2,350,000	2,743,625
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	1,300,000	1,365,000
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	800,000	840,000
Flowserve Corporation (o) 12.25%, due 08/15/10	1,683,000	1,905,997
Teekay Shipping Corporation 8.875%, due 07/15/11	1,600,000	1,770,000

		8,624,622

Manufacturing — 1.42%
Rayovac Corporation 8.50%, due 10/01/13	1,925,000	2,021,250
Trinity Inds Inc. 6.50%, due 03/15/14	1,300,000	1,189,500
United States Steel Corporation 10.75%, due 08/01/08 (o)	211,000	241,068

		3,451,818

Media — 2.43%
American Media Operations Inc. 8.875%, due 01/15/11 (o)	1,125,000	1,088,438

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value
Corus Entertainment Inc. 8.75%, due 03/01/12	$2,550,000	$2,725,312
Emmis Operation Company 6.875%, due 05/15/12	850,000	833,000
Imax Corporation 9.625%, due 12/01/10 (144A)	1,350,000	1,265,625

		5,912,375

Medical Instruments — 1.29%
Apogent Technologies Inc. 6.50%, due 05/15/13	250,000	254,375
Fisher Scientific International Inc. 8.125%, due 05/01/12	1,520,000	1,626,400
Medex Inc. 8.875%, due 05/15/13	1,200,000	1,266,000

		3,146,775

Medical Services — 1.70%
AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	700,375
Beverly Enterprises Inc. 7.875%, due 06/15/14	1,000,000	983,750
Iasis Healthcare 8.75%, due 06/15/14	800,000	818,000
NDCHealth Corp 10.50%, due 12/01/12	1,500,000	1,653,750

		4,155,875

Metals & Mining — 4.04%
Alaska Steel Corporation 7.875%, due 02/15/09 (o)	800,000	748,000
Alaska Steel Corporation 7.75%, due 06/15/12 (o)	100,000	90,250
ANR Pipeline Company 8.875%, due 03/15/10	375,000	409,688
Dresser Inc. 9.375%, due 04/15/11	1,700,000	1,819,000
Ispat Inland 9.75%, due 04/01/14	1,300,000	1,339,000
Southern Natural Gas Company 8.875%, due 03/15/10	1,075,000	1,174,437
Steel Dynamics Inc. 9.50%, due 03/15/09 (o)	1,100,000	1,215,500
Steel Dynamics Inc. 9.50%, due 03/15/09 (144A)	225,000	248,625
Williams Companies Inc. 8.625%, due 06/01/10	725,000	797,500
Williams Companies Inc. 7.125%, due 09/01/11	1,975,000	2,004,625

		9,846,625

Misc. Financial Services — 0.20%
Ucar Finance Inc. 10.25%, due 02/15/12	450,000	500,625

Oil Services — 3.33%
Chesapeake Energy Corporation 8.375%, due 11/01/08	550,000	594,000
Chesapeake Energy Corporation 8.125%, due 04/01/11	600,000	648,000

	Number of Shares or Principal Amount	Value

Ferrellgas Partner 8.75%, due 06/15/12	$850,000	$907,375
Grant Prideco Inc. 9.625%, due 12/01/07	575,000	632,500
Grant Prideco Inc. 9.00%, due 12/15/09	200,000	217,500
Hanover Compressor Company 0%/11.00%, due 03/31/07 (c)	400,000	316,000
Hanover Equipment Test 8.75%, due 09/01/11	2,150,000	2,300,500
Key Energy Services Inc. 8.375%, due 03/01/08	650,000	672,750
Massey Energy Company 6.625%, due 11/15/10	900,000	895,500
Pride International Inc. 7.375%, due 07/15/14	400,000	404,000
Universal Compression Inc. 7.25%, due 05/15/10	250,000	258,125
Westport Resources Corporation 8.25%, due 11/01/11	250,000	282,812

		8,129,062

Other — 0.34%
Service Corporation International 6.75%, due 04/01/16	900,000	832,500

Paper & Forest Products — 2.18%
Buckeye Technologies Inc. 8.00%, due 10/15/10 (o)	130,000	119,275
Georgia Pacific Corporation 8.875%, due 02/01/10	400,000	453,000
Georgia Pacific Corporation 8.125%, due 05/15/11	1,450,000	1,602,250
Georgia Pacific Corporation 9.50%, due 12/01/11 (o)	1,700,000	1,997,500
Norske Skog Ltd. 7.375%, due 03/01/14	200,000	193,500
Tembec Industries Inc. 7.75%, due 03/15/12	975,000	940,875

		5,306,400

Paper Products — 0.76%
Bowater Inc. 6.50%, due 06/15/13	800,000	752,616
Buckeye Technologies Inc. 8.50%, due 10/01/13	1,100,000	1,111,000

		1,863,616

Pharmaceuticals — 0.84%
Leiner Health Products Inc. 11.00%, due 06/01/12	600,000	619,500
WH Holdings Ltd. 9.50%, due 04/01/11	1,375,000	1,430,000

		2,049,500

Printing & Publishing — 3.05%
Dex Media East 9.875%, due 11/15/09	575,000	645,437

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Dex Media East 12.125%, due 11/15/12	$1,500,000	$1,751,250
Dex Media Inc. 8.00%, due 11/15/13 (144A)	900,000	864,000
Dex Media West 9.875%, due 08/15/13	1,525,000	1,673,688
Houghton Mifflin Company 8.25%, due 02/01/11	1,375,000	1,375,000
Primedia Inc. 8.875%, due 05/15/11 (o)	1,125,000	1,113,750

		7,423,125

Publishing — 0.22%
CBD Media LLC / CBD Finance Inc. 8.625%, due 06/01/11	500,000	526,250

Retail — 7.59%
Amerigas Partners / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	1,250,000	1,331,250
Asbury Automotive Group Inc. 9.00%, due 06/15/12	300,000	306,000
Asbury Automotive Group Inc. 8.00%, due 03/15/14	625,000	596,875
Buhrmann U.S. Inc. 12.25%, due 11/01/09	575,000	629,968
Cole National Group Inc. 8.625%, due 08/15/07	1,770,000	1,787,700
Ferrellgas Escrow 6.75%, due 05/01/14	100,000	96,500
FTD Inc. 7.75%, due 02/15/14	1,125,000	1,043,438
Gap Inc. 0%, due 12/15/08 (o)	1,900,000	2,299,000
Jo Ann Stores Inc. 7.50%, due 03/01/12	1,975,000	1,935,500
Michaels Stores Inc. 9.25%, due 07/01/09	1,000,000	1,095,000
Payless Shoesource Inc. 8.25%, due 08/01/13 (o)	700,000	693,000
Penney (JC) Company Inc. 7.65%, due 08/15/16	1,025,000	1,114,687
Penney (JC) Company Inc. 8.25%, due 08/15/22	1,237,000	1,286,480
Penney (JC) Corporation Inc. 8.00%, due 03/01/10	1,025,000	1,145,437
Penney (JC) Inc. 6.00%, due 05/01/06	375,000	379,219
Penney (JC) Inc. 7.95%, due 04/01/17	525,000	583,406
Petco Animal Supplies Inc. 10.75%, due 11/01/11	356,000	398,720
Saks Inc. 8.25%, due 11/15/08 (o)	525,000	568,313
Sonic Automotive Inc. 8.625%, due 08/15/13	1,150,000	1,198,875

		18,489,368

	Number of Shares or Principal Amount	Value

Telecommunications — 4.30%
American Cellular Corporation 10.00%, due 08/01/11	$1,700,000	$1,466,250
Block Communications Inc. 9.25%, due 04/15/09	1,475,000	1,548,750
Dobson Communications Corporation 8.875%, due 10/01/13 (o)	1,025,000	779,000
MCI Inc 5.908%, due 05/01/07 (o)	9,000	8,730
Panamsat Corporation 8.50%, due 02/01/12	1,875,000	2,128,125
Pathnet Inc. 12.25%, due 04/15/08 (b)	250,000	125
Qwest Corporation 8.875%, due 03/15/12 (144A)	525,000	567,000
Qwest Services Corporation 13.50%, due 12/15/10 (144A)	3,426,000	3,982,725

		10,480,705

Textiles — 0.55%
Interface Inc. 10.375%, due 02/01/10	1,200,000	1,338,000

Transportation — 0.22%
Horizon Lines 9.00%, due 11/01/12	525,000	527,843

Utilities — 5.10%
AES Corporation 9.50%, due 06/01/09	1,375,000	1,469,531
AES Corporation 9.375%, due 09/15/10	250,000	266,563
AES Corporation 8.875%, due 02/15/11 (o)	600,000	622,500
AES Corporation 8.75%, due 05/15/13 (144A)	900,000	964,125
CMS Energy Corporation 7.75%, due 08/01/10 (144A)	775,000	771,125
Constellation Brands Inc. 8.125%, due 01/15/12 (o)	470,000	500,550
Edison Mission Energy 9.875%, due 04/15/11	950,000	990,375
Illinois Power Company 11.50%, due 12/15/10	2,700,000	3,192,750
Midwest Generation 8.75%, due 05/01/34	1,450,000	1,464,500
Nevada Power Company 6.50%, due 04/15/12	600,000	570,000
Sierra Pacific Resources 8.625%, due 03/15/14	1,650,000	1,608,750

		12,420,769

Waste Management — 1.10%
Allied Waste North America Inc. 7.625%, due 01/01/06	1,275,000	1,337,156
Allied Waste North America Inc. 8.875%, due 04/01/08	750,000	821,250

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value
Allied Waste North America Inc. 5.75%, due 02/15/11	$550,000	$521,125

		2,679,531

Wireless Communications — 0.81%
American Towers Inc. 7.25%, due 12/01/11	400,000	401,000
Crown Castle International Corporation 9.375%, due 08/01/11	350,000	385,000
Crown Castle International Corporation 10.75%, due 08/01/11 (o)	350,000	392,000
Crown Castle International Corporation 7.50%, due 12/01/13	800,000	796,000
Voicestream Wireless Corporation 10.375%, due 11/15/09	647	697

		1,974,697

Total Domestic Corporate Bonds
(Identified cost $215,758,346)		223,725,936

Convertible Corporate Bonds — 0.37%

Wireless Communications — 0.37%
Nextel Communications 5.25%, due 01/15/10	925,000	899,562

Total Convertible Corporate Bonds
(Identified cost $853,623)		899,562

Domestic Stocks and Warrants — 0.63%

Chemicals — 0.05%
Pioneer Companies Inc. (a)	16,201	115,189

Communications — 0.00%
Loral Space & Communication Ltd. (Wts) (a) (d) (m)	850	—
Loral Space & Communications (Wts) (a) (d) (m)	5,584	—

		—

Computer Software — 0.00%
Verado Holdings Inc. (Wts) (a)	500	241

Electronics — 0.00%
Axiohm Transaction Solutions (a) (d) (m)	4,056	—

Health Care — 0.46%
Dade Behring Holdings Inc. (a) (o)	23,333	1,108,784

Medical Instruments — 0.05%
Charles River Labs Inc. (Wts) (a)	350	115,684

Misc. Financial Services — 0.07%
Leucadia National Corporation (o)	3,613	179,566

	Number of Shares or Principal Amount	Value

Telecommunications — 0.00%
E. Spire Communications Inc. (Wts) (a) (d) (m) (144A)	$800	$—
MCI Inc. Com (o)	68	979
Pathnet Inc. (Wts) (a) (d) (m) (144A)	250	—
Nextlink Communications Inc. (Escrow shares) (a) (d) (m)	850,000	—
Nextlink Communications Inc. (Escrow shares) (a) (d) (m)	250,000	—
Williams Communications Group (Escrow shares) (a) (d) (m)	750,000	—
Wiltel Communications (a) (d) (m)	8,519	—
XO Communications Inc. (a)	1,922	2,883
XO Communications Inc. (a)	1,441	1,513
XO Communications Inc. (a)	1,441	1,009
XO Communications Inc. (a) (o)	960	3,984

		10,368

Wireless Communications — 0.00%
Leap Wireless International Inc. (Wts) (a) (d) (m) (144A)	5,000	—

Total Domestic Stocks and Warrants
(Identified cost $3,033,541)		1,529,832

Foreign Bonds — 3.28%

Broadcasting — 1.00%
Grupo Televisa 8.00%, due 09/13/11	2,250,000	2,430,000

Energy — 0.11%
YPF Sociedad Anonima 9.125%, due 02/24/09	250,000	270,000

Finance — 0.22%
PDVSA Finance Ltd. 9.375%, due 11/15/07	500,000	546,250

Oil Services — 0.08%
Petroleos Mexicano 9.375%, due 12/02/08	175,000	200,463

Telecommunications — 0.44%
Telewest 11.00%, due 10/01/07 (b)	250,000	146,875
Telewest Communications 0%/9.25%, due 04/15/09 (b) (c)	1,500,000	720,000
Telewest Communications 9.875%, due 02/01/10	350,000	192,500

		1,059,375

Transportation — 0.18%
TBS Shipping International Ltd. 10.00%, due 02/08/08 (d) (m)	278,011	80,623
TFM 10.25%, due 06/15/07	350,000	346,500

		427,123

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Travel/Entertainment/Leisure — 0.87%
Royal Caribbean Cruises Ltd. 8.00%, due 05/15/10 (o)	$1,975,000	$2,128,062

Wireless Communications — 0.38%
Rogers Wireless Inc. 9.625%, due 05/01/11	825,000	926,063

Total Foreign Bonds
(Identified cost $8,826,420)		7,987,336

Foreign Stocks and Warrants — 0.00%

Transportation — 0.00%
TBS Shipping International Ltd. (a) (d) (m)	2,807	—
TBS Shipping International Ltd. (a) (d) (m)	3,311	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	12,063	—

		—

Total Foreign Stocks and Warrants
(Identified cost $0)		—

Other Investments — 11.91%
Securities Lending Quality Trust (y)	29,015,814	29,015,814

Total Other Investments
(Identified cost $29,015,814)		29,015,814

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 3.29%
State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/04 Proceeds $8,031,156 Collateral: U.S. Treasury Note $8,215,000, 2.50% due 05/31/06, Value $8,211,858	$8,031,000	$8,031,000

Total Repurchase Agreement
(Identified cost $8,031,000)		8,031,000

Total Investments
(Identified cost $265,518,744)		$271,189,480

Other Assets Less Liabilities — (11.29)%		(27,502,205)

Net Assets — 100%		$243,687,275

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)	Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d)	Security is fair valued at June 30, 2004.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(v)	Variable interest rate security; Interest rate is as of June 30, 2004.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(Wts)	Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS

MONY Capital Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Enterprise Short Duration Bond Fund. MONY Capital manages approximately $12.9 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Short Duration Bond Fund is current income with reduced volatility of principal.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned 0.44%. The Fund outperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 0.03%. The Fund outperformed its peer group, the Lipper Short/Intermediate Investment Grade Funds Index, which returned 0.05%.

How would you describe the investment environment during the period?

Several robust economic statistical measures released in the late spring led the Fed to hike their benchmark Fed Funds Rate by 0.25% in June. The forward-looking marketplace had anticipated this move, as well as additional future upward moves, sending short- and intermediate-term bond yields significantly higher.

What strategies affected Fund performance during the period?

The Fund maintained a duration position slightly shorter than that of its benchmark over the course of the period. While fixed-rate bond prices generally declined in anticipation of the Fed’s tightening move, this reduced interest-rate exposure limited the Fund’s decline. There was little in the way of relative subsector performance in the first half, although in general, the Fund’s over-weight in the risk-sectors of corporate and asset-backed securities earned a higher coupon income. Most incremental purchases were in floating-rate bonds, whose interest rate periodically adjusts to market levels.

What changes were made to the Fund over the period?

The Fund’s duration was maintained at a slightly shortened position, reflecting MONY Capital’s view that interest rates are beginning to respond to the anticipated economic recovery. Incremental purchases were made in the securitized first-mortgage and home-equity subsectors of the short-duration population.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 31.43%

Airlines — 1.27%
Delta Air Lines Inc. 1.92%, due 01/25/08 (v)	$369,181	$371,234

Automotive — 1.03%
Daimlerchrysler North America Holdings 1.88%, due 05/24/06 (v)	300,000	300,840

Banking — 1.64%
Wells Fargo & Company 3.12%, due 08/15/08	500,000	480,464

Finance — 8.66%
CIT Group Holdings Inc. 6.625%, due 06/15/05	300,000	311,184
Deere John Capital Corporation 3.625%, due 05/25/07	250,000	249,446
Ford Motor Credit Company 6.70%, due 07/16/04	250,000	250,357
General Motors Acceptance Corporation 3.34%, due 03/04/05 (v)	250,000	252,387
General Motors Acceptance Corporation 4.50%, due 07/15/06	1,000,000	1,010,667
Household Finance Corporation 5.875%, due 09/25/04	200,000	201,895
International Lease Finance Corporation 5.12%, due 06/01/05	250,000	255,778

		2,531,714

Food, Beverages & Tobacco — 2.55%
Pepsico Inc. 3.20%, due 05/15/07	750,000	745,718

Forest Products — 0.26%
Weyerhaeuser Company 5.50%, due 03/15/05	75,000	76,586

Media — 2.63%
AOL Time Warner Inc. 5.625%, due 05/01/05	500,000	512,246
Walt Disney Company 7.30%, due 02/08/05	250,000	257,418

		769,664

Metals & Mining — 0.85%
Alcan Aluminum Corporation 1.624%, due 12/08/04 (v) (144A)	250,000	249,975

Multi-Line Insurance — 1.73%
Metlife Inc. 3.911%, due 05/15/05	500,000	506,661

Oil Services — 2.05%
Sempra Energy 1.74%, due 05/21/08 (v)	600,000	599,207

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 1.01%
Pfizer Inc. 2.50%, due 03/15/07	$300,000	$294,280

Utilities — 5.96%
Northern States Power Company 2.875%, due 08/01/06	750,000	742,746
Pacific Gas & Electric Company 1.81%, due 04/03/06 (v)	1,000,000	1,000,603

		1,743,349

Wireless Communications — 1.79%
Cingular Wireless 5.625%, due 12/15/06	500,000	522,716

Total Domestic Corporate Bonds
(Identified cost $9,186,099)		9,192,408

Corporate Bonds — 0.86%

Food, Beverages & Tobacco — 0.86%
Tyson Foods Inc. 6.625%, due 10/01/04	250,000	252,103

Total Corporate Bonds
(Identified cost $252,330)		252,103

Asset-Backed Securities — 37.93%

Banking — 0.63%
Countrywide Home Loans Inc, Series 2001-1, Class MV2 2.25%, due 07/25/31 (v)	184,217	185,023

Finance — 26.62%
Asset Backed Funding Certificates, Series 2001-AQ1, Class M1r 6.863%, due 05/20/32	1,625,000	1,657,551
Atherton Franchise Loan Funding, Series 1998-A, Class A2 6.72%, due 08/15/10 (144A)	592,818	576,845
Bayview Financial Acquisition Trust, Series 2003-CA, Class M2 3.32%, due 06/28/33 (v) (144A)	750,000	764,443
Capital One Multi-Asset Trust, Series 2003-C1, Class C1 3.789%, due 03/15/11 (v)	250,000	267,447
Capital One Multi-Asset Trust, Series 2003-C2, Class C2 4.32%, due 04/15/09	250,000	252,809
Chase Credit Card Owner Trust, Series 2001-4, Class C 2.139%, due 11/17/08 (v) (144A)	750,000	756,952
Circuit City Credit Card Master Trust, Series 2003-2, Class CTSF 5.239%, due 04/15/11 (v) (144A)	600,000	616,327
Cit Group Inc. 2.85%, due 09/20/04 (v)	250,000	250,623

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Citibank Credit Card Issuance Trust, Series 2002-C3, Class C3 2.66%, due 12/15/09 (v)	$220,000	$225,358
First National Master Note Trust, Series 2003-1, Class C 2.839%, due 08/15/08 (v)	500,000	506,431
Ford Credit Auto Owner Trust, Series 2003-A, Class B2 1.649%, due 08/15/07 (v)	250,000	251,296
GE Business Loan Trust, Series 2003-2A, Class C 2.889%, due 11/15/31 (v) (144A)	145,434	150,678
Principal Financial Group 7.95%, due 08/15/04 (144A)	1,500,000	1,509,040

		7,785,800

Medical Services — 0.06%
DVI Receivables XIX, Series 2003-1, Class D1 3.161%, due 03/14/11 (d) (m) (v)	160,268	16,027

Misc. Financial Services — 10.62%
Ameriquest Mortgage Securities Inc., Series 2003-6, Class M1 2.06%, due 05/25/33 (v)	600,000	605,934
Amresco Residential Securities Mortgage Loan Trust, Series 1998-2, Class M1F 6.745%, due 06/25/28	134,360	137,297
Credit Suisse First Boston Mortgage, Series 2002-5, Class A3 1.82%, due 05/25/33 (v)	123,281	124,050
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 1 4.09%, due 03/02/11 (v) (144A)	205,168	206,050
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 2 4.84%, due 03/02/11 (144A)	416,384	410,637
Hedged Mutual Fund Fee Trust, Series 2003-IA, Class 1 3.96%, due 11/30/10 (v) (144A)	745,030	748,532
Lehman Manufactured Housing, Series 2001-B, Class A3 4.35%, due 05/15/14	210,268	207,313
Long Beach Mortgage Loan Trust, Series 2003-1, Class M1 2.22%, due 03/25/33 (v)	250,000	253,438
Morgan Stanley Asset Backed Capital, Series 2004-HE4, Class M3 2.679%, due 05/25/34 (v)	300,000	299,250
Structured Asset Securities Corporation, Series 2002-BC10, Class A3 1.73%, due 01/25/33 (v)	111,416	111,666

		3,104,167

Total Asset-Backed Securities
(Identified cost $11,200,921)		11,091,017

	Number of Shares or Principal Amount	Value

Collateralized Mortgage Obligations — 11.76%
Bank of America Mortgage Securities Inc., Series 2003-B, Class 2A2 4.413%, due 03/25/33 (v)	$357,866	$358,177
Bank of America Mortgage Securities Inc., Series 2003-I, Class 1A1 3.32%, due 10/25/33 (v)	741,610	740,007
Bank of America Mortgage Securities Inc., Series 2004-A, Class 1A1 3.473%, due 02/25/34 (v)	1,151,825	1,141,510
Bayview Commercial Asset Trust, Series 2003-1, Class B 5.76%, due 08/25/33 (v) (144A)	209,535	212,244
FFCA Secured Lending Corporation, Series 1998-1, Class A1B 6.73%, due 07/18/13 (144A)	374,099	396,545
Granite Mortgages, Series 2003-1, Class 1B 1.58%, due 01/20/43 (v)	250,000	249,862
Sequoia Mortgage Trust, Series 6, Class A 1.60%, due 04/16/27 (v)	277,787	275,413
Washington Mutual Mortgage, Series 2003-AR3, Class A3 3.567%, due 04/25/33 (v)	63,763	63,698

Total Collateralized Mortgage Obligations
(Identified cost $3,439,935)		3,437,456

Agency Obligations — 7.70%

Fannie Mae — 7.70%
5.50%, due 05/02/06	1,000,000	1,044,058
2.75%, due 08/11/06	500,000	495,774
4.664%, due 11/01/09	719,483	712,274

Total Agency Obligations
(Identified cost $2,287,163)		2,252,106

Short-Term U. S. Government Obligations — 7.75%

Fannie Mae — 4.68%
3.732%, due 07/01/04	495,619	499,170
1.12%, due 07/08/04	400,000	399,913
1.25%, due 07/23/04	469,000	468,642

		1,367,725

Federal Home Loan Banks — 3.07%
1.14%, due 07/22/04	400,000	399,734
1.25%, due 07/23/04	500,000	499,618

		899,352

Total Short-Term U. S. Government Obligations
(Identified cost $2,263,834)		2,267,077

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 1.18%
State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/04 Proceeds $346,007 Collateral: US Treasury Bond $315,000, 6.125% due 08/15/23, Value $361,463	$346,000	$346,000

Total Repurchase Agreement
(Identified cost $346,000)		346,000

Foreign Asset Backed Securities — 0.86%

Misc. Financial Services — 0.86%
Fusion Capital Limited 2.30%, due 09/19/12 (v) (144A)	250,000	251,858

Total Foreign Asset Backed Securities
(Identified cost $250,000)		251,858

Value

Total Investments
(Identified cost $29,226,282)	$29,090,025

Other Assets Less Liabilities — 0.53%	155,221

Net Assets — 100%	$29,245,246

(d)	Security is in default of interest payments and is fair valued at June 30, 2004. Fund has ceased accrual of interest.
(m)	Illiquid security.
(v)	Variable rate security, interest rate as of June 30, 2004.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS

MBIA Capital Management Corp.

Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) is subadviser to the Enterprise Tax-Exempt Income Fund. MBIA manages approximately $38.9 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned -1.55%. The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned -0.68%. The Fund underperformed its peer group, the Lipper General Municipal Debt Funds Index, which returned -0.93%.

How would you describe the investment environment during the period?

Tax-exempt interest rates rose 0.40% to 0.50% across the curve (with the exception of a 0.75% move in the 5-year part of the curve) while Treasury rates rose 0.20% to 0.85%. Both the tax-exempt and Treasury curves also flattened during the period. Higher rates were in reaction to stronger economic data (particularly April and May’s employment data) which indicated to the market that the Fed would begin to raise rates at it’s June meeting.

What strategies affected Fund performance during the period?

MBIA began the period approximately 6% shorter than the duration of the Lehman Brothers Municipal Bond Index and maintained the shorter, defensive position during the period. Curve positioning vs. the index negatively impacted Fund performance as MBIA was over-weighted in the 5- and 10-year portions of the curve, which underperformed the overall index and was also under-weighted the 20-year part of the curve, which was the best performing part of the curve. MBIA under-allocation to the long end, however, was a positive as this was the worst performing part of the curve.

What changes were made to the Fund over the period?

MBIA maintained the shorter, defensive duration of the Fund during the period. Fund sales, for the most part, were made in accordance with any Fund redemptions.

Depending on an investor’s specific situation, certain distributions from this Fund may be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Principal Amount	Value

Municipal Bonds — 97.09%

Alabama — 3.31%
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	$1,000,000	$1,056,380

Arizona — 6.85%
Mesa Arizona Utility Systems Revenue Refunding Series A (FGIC Insured) 5.00% due 07/01/15	1,000,000	1,070,390
Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,118,440

		2,188,830

California — 6.40%
California State General Obligation Bonds 5.125% due 06/01/25	500,000	496,495
Hacienda La Puente California School District 2000 Series B (FSA) 5.25% due 08/01/23	1,500,000	1,548,345

		2,044,840

Colorado — 5.55%
Colorado Department of Transportation Revenue Anticipation Notes (AMBAC Insured) (pre-refunded to 06/15/10 at $100.50) 6.00% due 06/15/15 (w)	1,000,000	1,144,620
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	627,702

		1,772,322

Florida — 3.31%
Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,000,000	1,059,000

Illinois — 8.84%
Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	1,000,000	1,020,260
Cook County Illinois Series A (FGIC Insured) 5.125% due 11/15/26	1,000,000	1,000,690
Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project (FGIC Insured) 5.25% due 12/15/28	800,000	802,888

		2,823,838

Indiana — 3.27%
Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	1,000,000	1,044,370

	Principal Amount	Value

Louisiana — 3.38%
Jefferson Parish Louisiana Drainage Sales Refunding (AMBAC Insured) 5.00% due 11/01/10	$1,000,000	$1,080,140

Michigan — 7.69%
Grand Rapids & Kent County Michigan Joint Building Authority 5.25% due 12/01/11	500,000	551,525
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.50% due 10/01/08	700,000	771,729
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund (pre-refunded to 10/01/09 at $101) 5.75% due 10/01/16 (w)	1,000,000	1,133,560

		2,456,814

Missouri — 3.49%
Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,115,120

Nevada — 7.36%
Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,450,969
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	900,105

		2,351,074

New York — 3.45%
New York State Dormitory Authority Revenues Series A (FGIC Insured) (pre-refunded to 07/01/10 at $100) 5.25% due 07/01/30 (w)	1,000,000	1,103,990

Ohio — 9.97%
Hamilton County Ohio Sales Tax Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	989,170
Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	1,000,000	1,088,720
Ohio State Building Authority State Facilities Art Building 5.00% due 04/01/15	1,045,000	1,107,376

		3,185,266

Pennsylvania — 4.98%
Central Bucks Pennsylvania School District 5.00% due 05/15/14	1,000,000	1,067,290
Erie Pennsylvania Series E (FGIC Insured) 5.125% due 11/15/17	500,000	522,885

		1,590,175

Puerto Rico — 1.67%
Puerto Rico Electric Power Authority Power Refunding (MBIA Insured) 5.00% due 07/01/17	500,000	533,920

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Principal Amount	Value

South Carolina — 4.14%
South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	$1,200,000	$1,324,404

Tennessee — 1.98%
Dickson County Tennessee Refunding (FGIC Insured) 5.00% due 03/01/17	600,000	632,232

Texas — 3.42%
Harris County Texas Health Facilities Development Series A (MBIA Insured) 5.75% due 07/01/14	1,000,000	1,092,940

Washington — 8.03%
Washington State Series B (FSA Insured) 5.00% due 01/01/27	1,000,000	980,200
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	587,265

	Principal Amount	Value
Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A 5.50% due 07/01/04	$1,000,000	1,000,000

		2,567,465

Total Municipal Bonds
(Identified Cost $29,816,918)		$31,023,120

Total Investments
(Identified cost $29,816,918)		$31,023,120

Other Assets Less Liabilities — 2.91%		930,957

Net Assets — 100%		$31,954,077

(w)	Bonds which are prefunded are collaterized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the Municipal Issue and to retire the bonds in full at the earliest refunding date.
(AMBAC)	American Bond Assurance Corporation.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(MBIA)	Municipal Bond Insurance Association.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Pacific Investment Management Company (“PIMCO”) is the subadviser to the Enterprise Total Return Fund. The firm has approximately $392 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is total return.

First Half 2004 Performance Review

How did the Fund perform for the six months ended June 30, 2004?

For the six-month period ended June 30, 2004, Class A shares of the Fund returned -0.28%. The Fund underperformed its benchmark, the Lehman Brothers Universal Bond Index, which returned 0.16%. In contrast, the Fund outperformed its peer group, the Lipper BBB Rated Funds Index, which returned -0.29%.

How would you describe the investment environment during the period?

Bonds fared poorly in the first half of 2004 after a difficult second quarter in which some interest rates climbed more than 0.90%. The yield on the 10-year Treasury ended the first six months at 4.61%, up 0.35% from where it began the period.

Bonds had gained ground in the first quarter as concern about the durability of the economic recovery pushed already low rates lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorism after the Madrid bombing. However, rates rose after stronger payroll and inflation prints in April. The impetus for rising rates was confidence that the Fed had succeeded in reviving the economy, as evidenced by continued growth in employment, and would soon begin raising rates. That confidence proved justified as the Fed met expectations with a 0.25% rate hike in June. The Fed had held the federal funds rate at 1%, which implies a negative real rate, since June of 2003.

What strategies affected Fund performance during the period?

Interest Rate Strategies

•	Interest rate strategies were slightly negative for performance. An early positioning for reflation with a below benchmark duration was negative as rates fell during the first quarter, but this defensive stance added to returns as rates rose in the second quarter. An emphasis on short and intermediate maturities during the second quarter was negative, as rates increased most on this part of the yield curve.

Sectors Strategies

•	A mortgage underweight was modestly negative as heavy demand from banks supported the sector throughout much of the first half of the year. However, favorable coupon selection offset much of this impact.

•	Under-weighting corporates was modestly negative as the yield advantage in this sector offset concerns about slower growth and profits.

•	Non-U.S. positions were positive as short to intermediate maturity issues outpaced U.S. alternatives amid expectations of slower growth and lower inflation in Europe.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of like duration.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS — (Continued)

•	Emerging Market (EM) bonds detracted from performance as leveraged tactical investors sold EM bonds as rates rose.

What changes were made to the Fund over the period?

Over the six-month period, the Fund modestly increased its interest rate exposure but maintained its emphasis on short- to intermediate-term bonds. In terms of sectors, the Fund modestly reduced its exposure to Treasury Inflation Protected Securities (TIPS) and mortgages. Initially, the Fund increased its exposure to non-dollar denominated debt instruments, but the allocation was subsequently reduced, as PIMCO sought to harvest the gains. The Fund also increased its exposure to municipals, especially in May and June when muni yields were attractive relative to Treasuries.

There are specific risks associated with some of the securities held in this Fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Fund to loss of principal. In addition, this Fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds and Notes — 12.19%

Airlines — 1.02%
Continental Airlines Inc. 7.056% due 03/15/11	$290,000	$286,897
Delta Airlines Inc. 7.57% due 11/18/10	200,000	185,608
United Airlines Inc. 7.186% due 04/01/11 (x)	196,315	163,342
United Airlines Inc. 6.602% due 09/01/13 (x)	150,000	124,946
United Airlines Inc. 7.73% due 07/01/10 (x)	100,000	81,664

		842,457

Automotive — 0.52%
Daimlerchrysler North America 6.50% due 11/15/13	170,000	174,291
Daimlerchrysler North America 1.57% due 08/16/04 (v)	150,000	149,965
Dura Operating Corporation 8.625% due 04/15/12	100,000	102,000

		426,256

Banking — 0.19%
Rabobank Capital Fund 5.26% due 12/29/49 (144A) (v)	160,000	154,829

Cable — 0.19%
CSC Holdings Inc. (Series B) 8.125% due 07/15/09	100,000	104,000
CSC Holdings Inc. (Series B) 7.625% due 04/01/11	50,000	50,125

		154,125

Chemicals — 0.32%
Nalco Company 8.875% due 11/15/13 (144A)	250,000	261,875

Containers/Packaging — 0.31%
Packaging Corporation of America 4.375% due 08/01/08	257,000	254,306

Electrical Equipment — 0.16%
Oncor Electric Delivery Company 6.375% due 01/15/15	130,000	136,903

Electronics — 0.37%
Delphi Corporation 6.50% due 08/15/13	300,000	305,332

Energy — 2.42%
AEP Texas Central Company (Series E), 6.65% due 02/15/33	430,000	436,382
El Paso Energy Corporation 7.75% due 01/15/32	65,000	52,162
El Paso Natural Gas Company 8.375% due 06/15/32	300,000	286,500

	Number of Shares or Principal Amount	Value

El Paso Production Holding Company, 7.75% due 06/01/13	$100,000	$91,750
Florida Power Corporation 4.80% due 03/01/13	300,000	289,737
Gulfterra Energy Partners 8.50% due 06/01/10	72,000	78,300
NRG Energy Inc. 8.00% due 12/15/13 (144A)	365,000	368,650
Pacific Gas & Electric Company 1.81% due 07/05/04 (v)	290,000	290,175
PSEG Energy Holdings Inc. 8.50% due 06/15/11	100,000	107,000

		2,000,656

Hotels & Restaurants — 0.37%
Hilton Hotels Corporation 7.00% due 07/15/04	200,000	200,000
Starwood Hotels & Resorts 7.875% due 05/01/12	100,000	107,000

		307,000

Insurance — 0.66%
Metropolitan Life Global Funding, 1.38% due 08/23/04 (144A) (v)	160,000	159,944
Principal Life Global Funding, 1.47% due 07/19/04 (144A) (v)	220,000	220,851
Protective Life Us Funding Trust, 1.686% due 09/27/04 (144A) (v)	40,000	39,918
Travelers Property Casualty Corporation, 5.00% due 03/15/13	130,000	125,920

		546,633

Media — 0.13%
Time Warner Inc. 6.875% due 05/01/12	100,000	108,059

Metals & Mining — 0.16%
Alcan Aluminum Corporation 1.624% due 09/08/04 (144A) (v)	130,000	129,987

Misc. Financial Services — 2.80%
CIT Group Inc. 7.75% due 04/02/12	250,000	285,113
CIT Group Inc. 2.49% due 07/30/04 (v)	215,000	215,127
Ford Motor Credit Company 1.59% due 07/19/04 (v)	100,000	99,896
General Motors Acceptance Corporation, 6.125% due 09/15/06 (o)	100,000	104,136
General Motors Acceptance Corporation, 2.40% due 07/20/04 (v)	740,000	746,007
HSBC Capital Funding 10.176% due 06/30/30 (144A) (v)	150,000	208,898
Paccar Financial Corporation 1.09% due 07/20/04 (v)	100,000	100,049

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Small Business Administration 4.504% due 02/10/14	$238,375	$225,523
Sprint Capital Corporation 7.625% due 01/30/11	200,000	221,098
Sprint Capital Corporation 8.75% due 03/15/32	90,000	104,875

		2,310,722

Oil Services — 0.38%
Amerada Hess Corporation 6.65% due 08/15/11	200,000	211,641
Vintage Petroleum Inc. 7.875% due 05/15/11	100,000	102,500

		314,141

Telecommunications — 1.02%
American Cellular Corporation 10.00% due 08/01/11	100,000	86,250
AT & T Corporation 8.05% due 11/15/11	100,000	102,673
Cincinnati Bell Inc. 8.375% due 01/15/14	300,000	267,000
Panamsat Corporation 8.50% due 02/01/12	100,000	113,500
SBC Communications Inc., 4.206% due 06/05/05 (144A) (r)	270,000	274,182

		843,605

Transportation — 0.49%
Norfolk Southern Corporation 1.87% due 07/30/04 (v)	400,000	401,629

Utilities — 0.40%
Niagara Mohawk Power Corporation (MBIA), 7.75% due 05/15/06	100,000	108,082
Niagara Mohawk Power Corporation (Series G), 7.75% due 10/01/08	200,000	225,132

		333,214

Wireless Communications — 0.28%
Cingular Wireless 6.50% due 12/15/11	120,000	128,171
Nextel Communications Inc. 7.375% due 08/01/15	100,000	101,000

		229,171

Total Domestic Corporate Bonds and Notes
(Identified cost $10,017,169)		10,060,900

Foreign Bonds — 2.09%

Banking — 0.28%
HSBC Holdings 5.375% due 12/20/12	180,000	230,451

Cable — 0.25%
Rogers Cablesystems Ltd. (Series B), 10.00% due 03/15/05	200,000	207,607

	Number of Shares or Principal Amount	Value

Energy — 0.11%
Ras Laffan Liquified Natural Gas, 3.437% due 09/15/09 (144A)	$88,000	$85,976

Finance — 0.29%
Deutsche Telekom International 8.125% due 05/29/12	162,000	239,498

Misc. Financial Services — 0.50%
AIG Sunamerica Institutional Funding, 1.20% due 01/26/05	22,000,000	202,175
Eircom Funding 8.25% due 08/15/13	100,000	104,000
Pemex Project Funding Master Trust, 8.00% due 11/15/11	100,000	107,750

		413,925

Telecommunications — 0.66%
Deutsche Telekom International 8.25% due 06/15/05	210,000	220,800
France Telecom 7.50% due 03/14/08	240,000	323,668

		544,468

Total Foreign Bonds
(Identified cost $1,714,727)		1,721,925

Asset-Backed Securities — 1.46%

Banking — 0.24%
Centex Home Equity Loan Trust. Series 2004-A, Class AV2, 1.58% due 07/25/04 (v)	196,555	196,591

Misc. Financial Services — 1.22%
Bear Stearns Arm Trust, Series 2001-3, Class A2, 1.70% due 07/25/04 (v)	89,760	90,021
Chase Funding Loan Acquisition Trust, Series 2001-FF1, Class A2, 1.54% due 07/25/04 (v)	48,060	48,115
First Alliance Mortgage Trust, Series 1999-4, Class A2, 1.66% due 07/20/04 (v)	21,184	21,196
General Motors Acceptance Corporation Series 1999-HLTV, Class A1, 1.654% due 07/23/04 (v)	25,747	25,809
Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1, 1.67% due 07/25/04 (v)	37,997	38,080
Morgan Stanley Capital Inc., Series 2003-HE2, Class A2, 1.64% due 07/25/04 (v)	172,128	172,459
Small Business Administration, Series 2004-20C, Class 1, 4.34% due 03/01/24	480,000	450,614
Structured Asset Securities Corporation, Series 2002-BC4, Class A (v), 1.59% due 07/25/04	102,750	102,796

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13 (v)	$61,097	$61,214

		1,010,304

Total Asset-Backed Securities
(Identified cost $1,235,462)		1,206,895

Mortgage-Backed Securities — 4.93%

Banking — 0.35%
Citicorp Mortgage Securities Inc., Series 1999-2, Class A-5, 6.50% due 04/25/29	103,511	103,607
Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00% due 10/25/32	40,580	41,035
Countrywide Home Loans Inc. Series 2002-HYB2, Class-6A1, 4.992% due 07/01/04 (v)	62,451	62,775
Countrywide Home Loans Inc. Series 2004-7, Class-5A2, 1.57% due 07/25/04 (v)	45,066	44,749
Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 4.96% due 07/01/04 (v)	40,282	40,764

		292,930

Finance — 0.66%
Ameriquest Mortgage Securities Inc., Series 2004-X2, Class A, 1.291% due 07/24/04 (144A) (v)	190,000	189,637
Credit Suisse First Boston Mortgage, Series 2002-AR2, Class 2A1, 1.70% due 2/25/32	33,058	33,068
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A (m), 1.64% due 8/25/33 (144A)	317,945	319,069

		541,774

Misc. Financial Services — 2.66%
Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.917% due 07/01/04 (v)	6,952	7,319
Bear Stearns Arm Trust, Series 2002-5, Class 6A, 5.973% due 07/01/04 (v)	16,575	16,658
Bear Stearns Arm Trust, Series 2003-8, Class 2A1, 4.932% due 07/01/04 (v)	153,562	154,145
Bear Stearns Arm Trust, Series 2003-8, Class 4A1, 4.812% due 07/01/04 (v)	236,706	235,905
Bear Stearns Arm Trust, Series 2003-8, Class A-1, 4.369% due 07/01/04 (v)	461,971	463,112
C Bass Trust, Series 2002-CB1, Class A2A, 1.64% due 07/25/04 (v)	26,821	26,869

	Number of Shares or Principal Amount	Value

C Bass Trust, Series 2002-CB6, Class 2A1, 1.80% due 07/25/04 (v)	$21,823	$21,880
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	10,366	10,353
GSMPS Mortgage Loan Trust, Series 2003-A1, Class A1, 7.00% due 06/25/43	97,391	102,276
Impac CMB Trust, Series 2001-4, Class A, 1.72% due 07/25/04 (v)	50,836	50,912
Sequoia Mortgage Trust, Series 10, Class 2A1, 1.66% due 07/20/04 (v)	406,193	407,323
Small Business Administration, Series 2003-201, Class 1, 5.13% due 09/01/04	98,090	97,620
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1, 6.25% due 06/01/04	51,726	53,664
Structured Asset Securities Corporation, Series 2001-3A, Class 1A1, 1.78% due 07/25/04 (v)	12,472	12,813
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.59% due 07/25/04 (v)	75,319	75,269
Structured Asset Securities Corporation, Series 2003-S1, 1.46% due 07/25/04 (v)	22,680	22,684
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 2.73% due 07/01/04 (v)	330,970	331,283
Washington Mutual Mortgage Loan Trust, Series 2002-AR2, 3.065% due 07/25/04 (v)	68,598	68,611
Washington Mutual Mortgage Securities Trust, Series 2002-AR10, Class A6, 4.82% due 06/01/04 (v)	34,880	35,212

		2,193,908

Fannie Mae — 0.18%
Fannie Mae (REMIC), Series 2003-88, Class TB (v), 3.00% due 07/01/04	100,000	99,821
Fannie Mae, Series 2001-51, Class PG, 6.00% due 11/25/27	46,773	46,877

		146,698

Freddie Mac — 0.94%
Freddie Mac, Series 1476, Class H, 6.00% due 12/15/07	33,643	34,138
Freddie Mac, Series 21, Class J 6.25% due 08/25/22	38,650	39,004
Freddie Mac, Series 2142, Class 2, 6.50% due 04/15/29	279,568	289,058
Freddie Mac, Series 2215, Class PG, 6.50% due 02/15/30	42,581	44,520
Freddie Mac, Series 2341, Class PM, 6.50% due 12/15/28	89,736	90,126

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Freddie Mac, Series 2390, Class PD, 6.00% due 08/15/27	$33,485	$33,512
Freddie Mac, Series 2411, Class FJ, 1.589% due 07/15/04 (v)	20,823	20,831
Freddie Mac, Series 2535, Class DT, 5.00% due 09/15/16	135,119	137,712
Freddie Mac, Series T-57, Class 1A1, 6.50% due 07/25/43	83,563	87,298

		776,199

Ginnie Mae — 0.14%
Ginnie Mae, Series 2002-40, Class 7A, 6.50% due 06/01/32 (REMIC)	113,843	116,821

Total Mortgage-Backed Securites
(Identified cost $4,043,227)		4,068,330

U. S. Treasury Obligations — 2.90%

U. S. Treasury Notes — 2.90%
3.375% due 01/15/12 (TIPS) (o)	2,159,666	2,392,675

Total U. S. Treasury Obligations
(Identified cost $2,429,614)		2,392,675

Agency Obligations — 18.24%

Fannie Mae — 8.43%
6.50% due 07/01/32	132,514	138,077
6.00% due 09/01/32	95,895	98,072
5.50% due 12/01/99	3,400,000	3,383,000
5.00% due 12/15/34 (TBA)	3,400,000	3,340,500

		6,959,649

Freddie Mac — 0.90%
6.50% due 01/01/17	220,977	233,511
6.50% due 08/01/32	489,433	510,907

		744,418

Ginnie Mae — 8.91%
5.50% due 12/15/28	9,154	9,192
7.50% due 05/15/30	61,624	66,493
7.50% due 07/15/30	40,861	44,090
6.50% due 04/15/31	57,154	59,802
6.50% due 09/15/31	148,759	156,546
6.50% due 11/15/31	305,399	319,549
6.50% due 12/15/31	212,394	222,235
5.50% due 01/15/32	306,454	306,828
6.50% due 06/15/32	74,535	77,972
6.50% due 08/15/32	69,654	72,866
6.00% due 09/15/32	649,385	670,359
5.50% due 01/15/33	400,405	406,011
5.50% due 02/15/33	116,587	116,699
5.50% due 03/15/33	85,425	85,507

	Number of Shares or Principal Amount	Value

5.50% due 05/15/33	$1,073,154	$1,074,189
5.50% due 07/15/33	257,974	258,222
5.50% due 12/15/33	580,776	581,337
5.50% due 01/15/34	2,315,225	2,327,889
5.50% due 02/15/34	497,765	497,972

		7,353,758

Total Agency Obligations
(Identified cost $15,096,172)		15,057,825

Foreign Government Obligations — 3.22%
Brazil Federative Republic 2.063% due 10/15/04 (q) (v)	439,300	421,886
Brazil Federative Republic 11.50% due 03/12/08	192,000	205,152
Brazil Federative Republic 8.875% due 04/15/24	100,000	81,500
Brazil Federative Republic 12.25% due 03/06/30	225,000	234,000
Germany (Federal Republic) 3.25% due 09/24/04 (v)	78,000	95,111
Republic of Panama 8.25% due 04/22/08	300,000	324,000
Republic of Peru 9.125% due 01/15/08	460,000	499,100
Republic of Peru 9.125% due 02/21/12	150,000	153,750
Russian Federation 5.00% due 03/31/07 (REG S)	160,000	146,080
South Africa Republic 5.25% due 05/16/13	80,000	94,632
United Mexican States 8.625% due 03/12/08	95,000	107,255
United Mexican States 8.375% due 01/14/11	50,000	56,500
United Mexican States 6.375% due 01/16/13	100,000	99,800
United Mexican States 8.30% due 08/15/31	75,000	78,563
United Mexican States 1.84% due 07/13/04 (v)	60,000	60,990

Total Foreign Government Obligations
(Identified cost $2,662,384)		2,658,319

Municipal Bonds — 2.57%

Consumer Services — 0.21%
South Carolina State Public Service Authority, 5.00% due 01/01/13 (FSA Insured)	160,000	172,651

Education — 0.11%
Fairfax County Virginia 5.25% due 04/01/13	80,000	88,325

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 0.63%
Golden State Tobacco Securitization, 6.75% due 06/01/39	$80,000	$71,874
Golden State Tobacco Securitization, 7.90% due 06/01/42	40,000	40,738
Tobacco Settlement Authority (Iowa), 5.60% due 06/01/35	100,000	75,609
Tobacco Settlement Financing Corporation (New Jersey), 6.375% due 06/01/32	255,000	228,381
Tobacco Settlement Financing Corporation (New Jersey), 6.00% due 06/01/37	130,000	105,600

		522,202

Transportation — 0.02%
Florida State Turnpike Authority Revenue Bond, 5.00% due 07/01/33	20,000	19,614

Utilities — 1.60%
Cook County Illinois (FGIC Insured), 5.125% due 11/15/26	300,000	300,207
De Kalb County Georgia Water & Sewer Revenue, 5.00% due 10/01/35	100,000	98,467
Illinois State 5.00% due 03/01/34	150,000	144,414
Illinois State Taxable Pension 5.10% due 06/01/33	50,000	44,363
New York City Municipal Water 5.00% due 06/15/35	150,000	144,993
New York City Transitional Finance, 5.00% due 02/01/33	130,000	126,174
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 06/15/32	40,000	39,533
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 06/15/33	10,000	9,881
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 07/15/33	10,000	9,882
Rhode Island Clean Water Finance Agency (MBIA Insured), 5.00% due 10/01/28	100,000	98,759
San Antonio Texas Water Revenue (FSA Insured), 5.00% due 05/15/32	300,000	292,122
South Central Connecticut Water Authority, 5.00% due 08/01/33	10,000	9,942

		1,318,737

Total Municipal Bonds
(Identified cost $2,196,477)		2,121,529

	Number of Shares or Principal Amount	Value

Short-Term Investments — 57.80%

Fannie Mae — 8.08%
1.415% due 09/08/04 (s)	$100,000	$99,729
1.43% due 09/08/04 (s)	800,000	797,807
1.025% due 07/07/04 (a) (s)	2,300,000	2,299,607
1.225% due 09/01/04 (s)	1,400,000	1,397,047
1.23% due 09/01/04 (s)	800,000	798,305
1.38% due 09/01/04 (s)	800.000	798,099
5.219% due 07/01/04 (v)	61,099	61,413
4.222% due 07/15/04 (v)	411,795	419,291

		6,671,298

Federal Home Loan Banks — 0.72%
1.17% due 07/16/04	600,000	599,707

Freddie Mac — 4.23%
1.12% due 08/10/04 (s)	200,000	199,751
1.18% due 08/24/04 (s)	500,000	499,115
1.44% due 09/14/04 (s)	800,000	797,600
1.445% due 09/14/04 (o) (s)	1,400,000	1,395,786
1.56% due 10/20/04 (s)	600,000	597,114

		3,489,366

Ginnie Mae — 0.21%
4.00% due 07/01/04	38,506	38,473
4.375% due 07/01/04	38,773	38,857
4.625% due 07/01/04	22,568	22,815
4.75% due 07/01/04	57,415	58,070
4.75% due 07/01/04	12,787	12,962

		171,177

United States Treasury Bills — 0.78%
1.135% due 09/02/04 (o) (p)	465,000	464,076
1.391% due 09/16/04 (p)	180,000	179,465

		643,541

Commercial Paper — 43.78%
ANZ Delaware Inc. 1.06% due 07/19/04	1,300,000	1,299,311
Bank of Ireland 1.285% due 09/03/04	900,000	897,944
Bank of Ireland 1.235% due 09/08/04	1,600,000	1,596,213
Barclays United States Fund 1.305% due 09/27/04	100,000	99,681
CBA Delaware Finance Inc. 1.07% due 07/15/04	100,000	99,958
CBA Delaware Finance Inc. 1.225% due 08/23/04	1,600,000	1,597,115
CDC 1.10% due 08/04/04	2,300,000	2,297,611
DNB Bank 1.28% due 09/20/04	900,000	897,408
European Investment Bank 1.05% due 07/16/04	600,000	599,738
General Electric Capital Corporation, 1.06% due 07/09/04	100,000	99,976

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

General Electric Capital Corporation, 1.06% due 07/16/04	$300,000	$299,868
General Electric Capital Corporation, 1.48% due 09/15/04	2,000,000	1,993,751
HBOS Treasury Services 1.055% due 07/16/04	2,000,000	1,999,121
HBOS Treasury Services 1.055% due 07/19/04	100,000	99,947
HBOS Treasury Services 1.475% due 09/13/04	300,000	299,090
HSBC Bank 4.625% due 04/01/14	60,000	55,851
KFW International Finance Company, 1.00% due 12/20/04	110,000,000	1,009,428
KFW International Finance Company, 1.095% due 08/10/04	1,400,000	1,398,297
National Australia Funding Delaware Inc., 1.05% due 07/02/04	1,900,000	1,899,945
Nestle Capital Corporation 1.11% due 08/24/04	900,000	898,501
Nestle Capital Corporation 1.11% due 08/26/04	600,000	598,964
Nestle Finance France 1.035% due 07/01/04	1,000,000	1,000,000
Royal Bank of Scotland 1.135% due 08/26/04	2,300,000	2,295,939
Royal Bank of Scotland 1.09% due 08/06/04	200,000	199,782
Shell Finance 1.035% due 07/02/04	2,200,000	2,199,937
Spintab Swedmortgage 1.26% due 09/08/04	1,200,000	1,197,102
Statens Bostadsfransier 1.06% due 07/16/04	900,000	899,602
Statens Bostadsfransier 1.09% due 07/29/04	300,000	299,746
Svenska Handlesbanken Inc. 1.09% due 08/05/04	500,000	499,470
Toyota Motor Credit Company 1.33% due 09/07/04	2,200,000	2,194,473
UBS Finance Inc. 1.34% due 09/08/04	200,000	199,486
UBS Finance Inc. 1.245% due 09/10/04	1,700,000	1,695,826
Westpac Capital Corporation 1.03% due 07/08/04	1,800,000	1,799,639
Westpac Capital Corporation 1.385% due 09/10/04	300,000	299,181
Swedbank Forenings 1.275% due 09/07/04	600,000	598,555
Swedbank Forenings 1.285% due 09/21/04	500,000	498,536
European Investment Bank 0.875% due 11/08/04	24,000,000	219,979

		36,134,971

Total Short-Term Investments
(Identified cost $47,527,688)		$47,710,060

	Number of Shares or Principal Amount	Value

Other Investments — 13.94%
Securities Lending Quality Trust (y)	11,510,088	$11,510,088

Total Other Investments
(Identified cost $11,510,087)		11,510,088

Repurchase Agreement — 1.07%
State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/04 Proceeds $882,017 Collateral: U.S. Treasury Note $815,000, 6.125% due 8/15/07 Value $919,683	$882,000	882,000

Total Repurchase Agreement
(Identified cost $882,000)		882,000

Total Investments
(Identified cost $99,373,587)		99,390,546

Call Options Written — 0.00%
Swap Option 3 Month LIBOR, Strike Price 4.00, Expires 01/07/05	(1,400,000)	(1,827)
U.S. Treasury Notes 10-Yr Futures, Strike Price 115, Expires 9/16/04	(3)	(94)

Total Call Options Written
(Premiums received $24,904)		(1,921)

Put Options Written — (0.08)%
Swap Option 3 Month LIBOR, Strike Price 7.00, Expires 01/07/05	(1,800,000)	(708)
U.S. Treasury Notes 5-Yr Futures, Strike Price 109, Expires 9/16/04	(73)	(69,578)

Total Put Options Written
(Premiums received $114,870)		(70,286)

Other Assets Less Liabilities — (20.33)%		(16,777,822)

Net Assets — 100%		$82,540,517
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2004.
(p)	Security is segregated as collateral for open futures contracts.

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(r)	Remarketable Security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the security during a specified period of time.
(s)	The rate shown is the current effective yield.
(v)	Variable rate security. Interest rate is as of June 30, 2004.
(x)	Company has filed for bankruptcy protection but is currently not in default of interest.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(144A)	The security may only be offered and sold to “qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(MBIA)	Municipal Bond Insurance Corporation.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(LIBOR)	London Interbank Offering Rate.
(REGS)	Regulation S Security. Security is offered and sold outside the United States; therefore, it need not be registered with the SEC under rules 903 and 904 of the Securities Act of 1933.
(REMIC)	Real Estate Mortgage Investment Conduit.
(TBA)	To Be Announced – Certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

Interest rate swap agreements outstanding at June 30, 2004:

Description	Termination Date	National Amount (000)	Unrealized Appreciation/ (Depreciation)
Pay variable rate payments on the six month EUR EURIBOR floating rate and receive fixed rate of 4.00% (Counterparty: J.P.Morgan)	3/15/2007	1,600,000	$(10,957)
Pay variable rate payments on the six month EUR EURIBOR floating rate and receive fixed rate of 4.00% (Counterparty: Merrill Lynch)	3/15/2007	1,100,00	546
Pay variable rate payments on the six month EUR EURIBOR floating rate and receive fixed rate of 4.00% (Counterparty: Barclays Capital)	3/15/2007	1,400,000	(2,612)
Pay variable rate payments on the six month USD LIBOR-BBA floating rate and receive fixed rate of 5.00% (Counterparty: J.P.Morgan)	12/15/2014	700,000	(11,215)
Pay variable rate payments on the six month USD LIBOR-BBA floating rate and receive fixed rate of 5.00% (Counterparty: Lehman Brothers)	12/15/2014	400,000	(4,548)

			$(28,786)

Open futures contracts outstanding at June 30, 2004:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Long Germany/Federative Republic 10-Year Bonds	09/04	13	$11,543
Long Euribor Futures	09/05	17	(14,733)
Long Euribor Futures	12/05	50	(70,427)
Long Eurodollar Futures	12/04	15	18,563
Long Eurodollar Futures	03/05	15	16,313
Long Eurodollar Futures	06/05	36	(22,488)
Long Eurodollar Futures	09/05	4	(12,875)
Long Eurodollar Futures	12/05	4	(12,875)
Long Eurodollar Futures	03/06	4	(12,525)
Long U.S. Treasury 5-Year Notes	09/04	55	48,125
Long U.S. Treasury 10-Year Notes	09/04	131	142,173

			$90,794

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2004

	Number of Shares or Principal Amount	Value

Commercial Paper — 65.50%
Bank of America Corporation 1.09% due 08/03/04	$10,000,000	$9,990,008
Caterpillar Financial Services (144A), 1.27% due 07/20/04	5,300,000	5,296,448
Credit Suisse (144A) 1.10% due 07/14/04	5,000,000	4,998,014
Daimlerchrysler Holding Corporation, 1.27% due 07/09/04	3,750,000	3,748,942
General Motors Acceptance Corporation, 1.37% due 07/22/04	3,750,000	3,747,003
Goldman Sachs Group 1.27% due 07/12/04	6,126,000	6,123,623
Government of Quebec (144A) 1.35% due 01/11/05	9,700,000	9,629,433
HBO Treasury Services 1.065% due 07/08/04	9,200,000	9,198,095
Household Finance Corporation 1.06% due 07/06/04	10,884,000	10,882,398
International Lease Finance Corporation, 1.05% due 07/08/04	13,914,000	13,911,159
J.P. Morgan Chase & Company 1.05% due 07/12/04	11,700,000	11,696,246
John Deere 1.38% due 07/29/04	3,750,000	3,745,975
Lockhart Funding (144A) 1.17% due 07/19/04	15,000,000	14,991,225
Marshall & Ilsley Corporation 1.09% due 07/06/04	8,000,000	7,998,789
Morgan Stanley Dean Witter Company, 1.17% due 07/16/04	6,624,000	6,620,771
Morgan Stanley Dean Witter Company, 1.25% due 07/21/04	10,000,000	9,993,056
National Rural Utilities Cooperative Finance, 1.20% due 07/19/04	10,000,000	9,994,000
National Rural Utilities Cooperative Finance, 1.23% due 07/20/04	4,773,000	4,769,902
Procter & Gamble Company (144A) 1.28% due 08/10/04	6,500,000	6,490,756
Progress Energy Inc. (144A) 1.20% due 07/06/04	2,628,000	2,627,562
Royal Bank of Canada (v) 1.10% due 11/07/08	6,000,000	6,000,000
Sara Lee Corporation (144A) 1.10% due 07/01/04	4,670,000	4,670,000
Sears Roebuck Acceptance Corporation, 1.29% due 07/22/04	2,955,000	2,952,776
Starbird Funding Corporation (144A), 1.12% due 07/07/04	11,385,000	11,382,875
Starfish Global Funding (144A) 1.27% due 07/21/04	14,007,000	13,997,117
Tannehill Capital Company (144A) 1.06% due 10/22/04	7,650,000	7,649,763

	Number of Shares or Principal Amount	Value
Target Corporation 1.32% due 07/07/04	$11,858,000	$11,855,391
Three Pillars Funding Corporation (144A), 1.06% due 07/01/04	15,000,000	15,000,000
Toyota Motor Credit Company 1.06% due 07/12/04	15,000,000	14,995,142
Windmill Funding Corporation (144A), 1.10% due 07/06/04	10,677,000	10,675,369

		255,631,835

Total Commercial Paper
(Identified cost $255,631,835)		255,631,835

Short-Term Corporate Notes — 7.48%
American Express Credit Corporation, 1.15% due 03/05/08 (v)	$3,000,000	$3,000,000
Caterpillar Financial Services, 1.21% due 07/09/04 (v)	6,000,000	6,000,000
Citigroup Inc. 1.27% due 07/26/04 (v)	9,600,000	9,600,855
General Electric Capital Corporation, 1.20% due 11/16/04 (v)	3,850,000	3,850,000
Merrill Lynch & Company Inc. 1.473% due 07/11/07 (v)	2,000,000	2,000,000
Vodafone Airtouch 7.625% due 02/15/05	4,550,000	4,723,239

		29,174,094

Total Short-Term Corporate Notes
(Identified cost $29,174,094)		29,174,094

Agency Obligations — 22.52%

Fannie Mac — 10.20%
6.50% due 08/15/04	9,800,000	9,863,520
1.60% due 12/29/04	11,700,000	11,700,000
1.19% due 02/14/05	10,850,000	10,850,000
1.09% due 06/09/05	7,400,000	7,398,016

		39,811,536

Federal Home Loan Banks — 7.64%
1.16% due 10/12/04	4,032,000	4,018,618
1.47% due 03/01/05	6,560,000	6,560,000
1.40% due 04/01/05	10,850,000	10,849,771
1.66% due 05/16/05	8,400,000	8,400,000

		29,828,389

Freddie Mac — 4.68%
1.19% due 02/14/05	10,850,000	10,850,000
1.11% due 10/07/05	7,400,000	7,400,000

		18,250,000

Total Agency Obligations
(Identified cost $87,889,925)		87,889,925

SEMI-ANNUAL REPORT

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2004

	Number of Shares or Principal Amount	Value

Certificates of Deposit — 5.10%
Canadian Imperial Bank 1.46% due 11/17/04	$7,900,000	$7,899,700
Toronto Dominion Bank 1.10% due 09/20/04	12,000,000	12,000,000

		19,899,700

Total Certificates of Deposit
(Identified cost $19,899,700)		19,899,700

Total Investments
(Identified cost $392,595,554)		$392,595,554

Value

Other Assets Less Liabilities — (0.60)%	$(2,328,678)

Net Assets 100%	$390,266,876

(144A)	The security may only be offered and sold to “qualified operational buyers” under Rule 144A of the Securities Act of 19.
(v)	Variable rate security, interest rate shown is the current interest rate which will adjust on predetermined dates. The date shown is the earlier of actual maturity or the next date that the fund can opt to have the security mature or have the date extended.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities

June 30, 2004 — (Unaudited)

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund	Capital Appreciation Fund
Assets:
Investments at value	$93,936,608	$144,146,519 (1)	$730,192,871 (1)	$276,371,135 (1)
Cash	230	261	768	52,373
Foreign currency at value (cost — $9,840, $5,652 , $107,810 and $1,444)	—	—	—	9,840
Receivable for fund shares sold	130,700	159,596	1,205,752	539,385
Receivable for investments sold	1,335,181	1,395,241	1,701,491	2,540,925
Investments income receivable	3,381	32,195	547,917	148,684
Receivable for margin variation on open futures	—	—	—	—
Due from investment adviser	9,683	45,180	—	—
Other assets	45,586	45,849	54,202	61,774
Total assets	$95,461,369	$145,824,841	$733,703,001	$279,724,116
Liabilities:
Payable for fund shares redeemed	164,613	252,819	964,450	609,934
Options written, at market value	—	—	—	—
Payable upon return of securities lent (note 6)	—	29,267,890	124,462,179	13,420,879
Payable for investments purchased	641,022	870,331	1,067,292	—
Dividends and distributions payable	—	—	—	—
Payable for margin variation on open futures	—	—	—	—
Due to investment adviser	—	—	—	—
Accrued expenses and other liabilities	58,564	76,384	307,631	118,229
Total liabilities	$864,199	$30,467,424	$126,801,552	$14,149,042
Net assets	$94,597,170	$115,357,417	$606,901,449	$265,575,074
Analysis of net assets
Paid-in capital	217,948,234	113,818,908	472,367,588	282,208,670
Undistributed (accumulated) net investment income (loss)	(944,721)	(919,995)	(1,526,327)	(973,017)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(138,287,786)	(7,283,742)	(1,151,608)	(69,068,954)
Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	15,881,443	9,742,246	137,211,796	53,408,375
Net assets	$94,597,170	$115,357,417	$606,901,449	$265,575,074
Class A: Net assets	$35,715,521	$47,070,051	$262,051,294	$156,280,948
Shares outstanding	4,987,489	1,744,373	25,053,068	5,212,836
Net asset value and redemption price per share	$7.16	$26.98	$10.46	$29.98
Maximum sales charge per share	$0.36	$1.35	$0.52	$1.50
Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$7.52	$28.33	$10.98	$31.48
Class B: Net assets	$45,192,026	$40,102,408	$216,514,836	$68,907,398
Shares outstanding	6,483,367	1,554,018	22,044,992	2,469,340
Net asset value and offering price per share	$6.97	$25.81	$9.82	$27.91
Class C: Net assets	$12,139,474	$17,223,324	$117,096,890	$34,292,329
Shares outstanding	1,744,859	665,038	11,627,990	1,194,337
Net asset value and offering price per share	$6.96	$25.90	$10.07	$28.71
Class Y: Net assets	$1,550,149	$10,961,634	$11,238,429	$6,094,399
Shares outstanding	211,795	393,424	1,024,502	196,524
Net asset value, offering and redemption price per share	$7.32	$27.86	$10.97	$31.01
Investments at cost	$78,055,165	$134,404,286	$592,981,137	$222,962,695
(1)	Includes securities loaned valued at $28,199,812 for Small Company Growth, $116,252,936 for Small Company Value, $13,278,213 for Capital Appreciation, $852,608 for Deep Value, $4,596,032 for Equity, $11,623,870 for Equity Income, $12,988,569 for Growth, $8,008,972 for Growth and Income, $16,906,846 for International Growth and $4,747,888 for Global Financial Services (see note 6).

See notes to financial statements.

SEMI-ANNUAL REPORT

STOCK							INTERNATIONAL		SECTOR SPECIALTY
Deep Value Fund		Equity Fund	Equity Income Fund		Growth Fund	Growth and Income Fund	International Growth Fund		Global Financial Services Fund		Global Socially Responsive Fund

$39,442,568	(1)	$187,307,340 (1)	$142,569,486	(1)	$1,740,710,202 (1)	$191,865,172 (1)	$95,043,369	(1)	$39,807,542	(1)	$10,183,607
674		90	515		293	232	295,626		98		215
—		—	—		—	—	5,861		108,109		1,423
85,786		601,210	222,686		12,180,310	194,406	140,584		36,765		79,162
101,363		—	1,197,371		9,140,596	656,259	—		—		20,362
16,903		22,906	265,429		1,394,128	155,812	439,015		39,465		8,283
—		—	—		—	—	—		—		—
23,647		19,842	23,542		—	27,279	—		7,724		2,952
43,738		48,210	41,905		77,462	46,943	44,795		34,388		32,597
$39,714,679		$187,999,598	$144,320,934		$1,763,502,991	$192,946,103	$95,969,250		$40,034,091		$10,328,601

57,730		353,568	188,423		4,708,650	334,371	126,121		51,965		3,075
—		—	—		—	—	—		—		—
891,710		4,641,673	10,287,281		13,071,691	10,147,699	17,608,555		5,002,149		—
79,843		—	426,701		2,918,703	—	—		—		61,624
—		—	—		—	—	—		—		—
—		—	—		—	—	—		—		—
—		—	—		—	—	—		—		—
24,740		85,697	65,460		806,501	109,650	104,330		22,264		12,782
$1,054,023		$5,080,938	$10,967,865		$21,505,545	$10,591,720	$17,839,006		$5,076,378		$77,481
$38,660,656		$182,918,660	$133,353,069		$1,741,997,446	$182,354,383	$78,130,244		$34,957,713		$10,251,120

35,906,730		217,258,145	115,214,323		1,830,924,686	203,867,519	105,333,966		27,994,158		9,983,663
52,279		(1,325,495)	70,441		(4,929,510)	(120,361)	237,636		237,512		32,447
(1,265,541)		(58,811,698)	(469,365)		(334,815,255)	(43,935,648)	(36,313,477)		2,172,384		(685,488)

3,967,188		25,797,708	18,537,670		250,817,525	22,542,873	8,872,119		4,553,659		920,498
$38,660,656		$182,918,660	$133,353,069		$1,741,997,446	$182,354,383	$78,130,244		$34,957,713		$10,251,120
$16,715,877		$77,156,542	$82,067,774		$1,035,216,758	$67,737,487	$33,797,566		$12,628,354		$4,816,852
1,676,594		12,451,428	3,325,597		62,888,206	2,155,838	2,579,891		1,734,827		522,968
$9.97		$6.20	$24.68		$16.46	$31.42	$13.10		$7.28		$9.21
$0.50		$0.31	$1.23		$0.82	$1.57	$0.65		$0.36		$0.46

$10.47		$6.51	$25.91		$17.28	$32.99	$13.75		$7.64		$9.67
$14,839,536		$57,802,885	$40,007,215		$435,202,234	$80,163,047	$19,293,934		$10,628,444		$2,199,447
1,499,547		9,669,354	1,649,019		27,981,870	2,636,992	1,546,523		1,475,319		243,807
$9.90		$5.98	$24.26		$15.55	$30.40	$12.48		$7.20		$9.02
$6,727,337		$43,757,348	$10,848,347		$211,992,496	$16,056,808	$8,955,579		$3,329,840		$2,039,119
679,782		7,311,643	444,196		13,442,110	527,604	712,762		463,468		226,145
$9.90		$5.98	$24.42		$15.77	$30.43	$12.56		$7.18		$9.02
$377,906		$4,201,885	$429,733		$59,585,958	$18,397,041	$16,083,165		$8,371,075		$1,195,702
37,684		662,121	17,417		3,465,353	570,364	1,209,047		1,144,945		127,565
$10.03		$6.35	$24.67		$17.19	$32.25	$13.30		$7.31		$9.37
$35,475,380		$161,509,632	$124,031,984		$1,489,892,677	$169,322,299	$86,175,726		$35,255,873		$9,263,196

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities — (Continued)

June 30, 2004 — (Unaudited)

	DOMESTIC HYBRID
	Mergers and Acquisitions Fund		Technology Fund	Managed Fund		Strategic Allocation Fund
Assets:
Investments at value	$289,322,004	(1)	$85,838,340	$129,064,643	(1)	$38,732,252 (1)
Cash	200		728	606		305
Foreign currency at value (cost — $40 and $816,708)	40		—	—		—
Receivable for fund shares sold	1,921,015		51,700	629,312		51,154
Receivable for investments sold	1,917,665		726,695	439,257		—
Investments income receivable	93,027		—	412,408		52,799
Receivable for margin variation on open futures	—		—	—		—
Due from investment adviser	—		31,237	30,128		11,138
Other assets	42,537		49,169	53,109		30,587
Total assets	$293,296,488		$86,697,869	$130,629,463		$38,878,235
Liabilities:
Payable for fund shares redeemed	252,110		113,386	605,625		74,944
Options written, at market value (premiums received $139,774)	—		—	—		—
Payable upon return of securities lent (note 6)	58,083,430		—	1,983,438		287,200
Payable for investments purchased	1,157,744		688,918	141,345		51,928
Dividends and distributions payable	—		—	—		—
Payable for margin variation on open futures	—		—	20,200		—
Due to investment adviser	—		—	—		—
Accrued expenses and other liabilities	101,064		49,978	81,899		24,690
Total liabilities	$59,594,348		$852,282	$2,832,507		$438,762
Net assets	$233,702,140		$85,845,587	$127,796,956		$38,439,473
Analysis of net assets
Paid-in capital	223,567,311		341,880,947	156,575,719		36,654,118
Undistributed (accumulated) net investment income (loss)	(644,883)		(974,343)	225,327		(11,560)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	6,291,666		(268,893,659)	(37,495,199)		(891,895)
Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	4,488,046		13,832,642	8,491,109		2,688,810
Net assets	$233,702,140		$85,845,587	$127,796,956		$38,439,473
Class A: Net assets	$112,560,557		$32,754,925	$62,816,495		$15,197,006
Shares outstanding	10,091,568		3,496,762	9,288,887		1,498,241
Net asset value and redemption price per share	$11.15		$9.37	$6.76		$10.14
Maximum sales charge per share	$0.56		$0.47	$0.34		$0.51
Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$11.71		$9.84	$7.10		$10.65
Class B: Net assets	$44,984,450		$41,178,934	$57,850,661		$13,726,796
Shares outstanding	4,110,929		4,511,320	8,773,212		1,372,788
Net asset value and offering price per share	$10.94		$9.13	$6.59		$10.00
Class C: Net assets	$66,782,952		$11,296,105	$6,747,590		$8,131,331
Shares outstanding	6,101,901		1,237,865	1,026,697		813,510
Net asset value and offering price per share	$10.94		$9.13	$6.57		$10.00
Class Y: Net assets	$9,374,181		$615,623	$382,210		$1,384,340
Shares outstanding	828,000		64,133	56,047		135,121
Net asset value, offering and redemption price per share	$11.32		$9.60	$6.82		$10.25
Investments at cost	$284,833,963		$72,005,698	$120,548,903		$36,043,442

(1)	Includes securities loaned valued at $57,852,507 for Mergers and Acquisitions, $1,935,367 for Managed, $274,812 for Strategic Allocation, $29,008,319 for HighYield Bond and $8,315,340 for Total Return (see note 6).

See notes to financial statements.

SEMI-ANNUAL REPORT

		INCOME				MONEY MARKET
Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund		Money Market Fund

$229,521,189	$271,189,480 (1)	$29,090,025	$31,023,120	$99,390,546	(1)	$392,595,554
—	470	615	461,484	986		72,252
—	—	—	—	819,349		—
294,438	466,681	31,899	228,857	101,652		216,017
—	314,995	—	—	5,481,778		—
1,142,889	4,621,117	185,444	454,204	348,397		751,916
—	—	—	—	174,901		—
15,761	24,399	—	—	21,250		—
49,182	47,749	32,728	40,116	125,970		50,062
$231,023,459	$276,664,891	$29,340,711	$32,207,781	$106,464,829		$393,685,801

486,581	749,211	66,076	212,902	166,246		2,218,972
—	—	—	—	72,206		—
—	29,015,814	—	—	11,510,088		—
—	2,659,263	—	—	12,109,590		—
111,220	422,134	11,333	27,486	11,069		1,657
—	—	—	—	—		—
—	—	2,772	—	—
167,380	131,194	15,284	13,316	55,113		1,198,296
$765,181	$32,977,616	$95,465	$253,704	$23,924,312		$3,418,925
$230,258,278	$243,687,275	$29,245,246	$31,954,077	$82,540,517		$390,266,876

230,661,479	262,140,840	29,402,722	30,756,103	82,063,151		390,266,876
65,534	(17,425)	(18,171)	—	—		—
(134,956)	(24,106,876)	(3,048)	(8,228)	341,829		—
(333,779)	5,670,736	(136,257)	1,206,202	135,537		—
$230,258,278	$243,687,275	$29,245,246	$31,954,077	$82,540,517		$390,266,876
$110,829,449	$104,670,143	$12,773,723	$22,140,243	$35,859,261		$332,484,966
8,899,095	10,950,570	1,278,021	1,614,941	3,500,308		332,484,966
$12.45	$9.56	$9.99	$13.71	$10.24		$1.00
$0.62	$0.48	$0.36	$0.68	$0.51		$0.00
$13.07	$10.04	$10.35	$14.39	$10.75		$1.00
$77,601,702	$68,813,944	$8,645,200	$6,640,342	$25,692,588		$38,522,080
6,240,071	7,207,009	866,656	484,207	2,509,081		38,522,080
$12.44	$9.55	$9.98	$13.71	$10.24		$1.00
$21,133,179	$44,722,503	$6,400,995	$3,074,627	$19,165,368		$12,172,506
1,699,633	4,684,463	641,766	224,242	1,871,849		12,172,506
$12.43	$9.55	$9.97	$13.71	$10.24		$1.00
$20,693,948	$25,480,685	$1,425,328	$98,865	$1,823,300		$7,087,324
1,664,024	2,664,379	142,538	7,209	178,076		7,087,324
$12.44	$9.56	$10.00	$13.71	$10.24		$1.00
$229,854,968	$265,518,744	$29,226,282	$29,816,918	$99,373,587		$392,595,554

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations

For the Six Months Ended June 30, 2004 — (Unaudited)

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund		Capital Appreciation Fund
Investment income:
Dividends	$147,724 (1)	$111,209 (1)	$3,635,670	(1)(2)	$1,179,867 (1)
Interest	11,878	27,951	142,800		29,454
Securities lending	—	33,484	88,012		142,364
Total investment income	159,602	172,644	3,866,482		1,351,685
Expenses:
Investment advisory fees	472,328	578,930	2,229,579		971,689
Distribution fees, Class A	76,170	102,825	572,841		340,487
Distribution fees, Class B	234,327	210,832	1,076,030		354,301
Distribution fees, Class C	61,716	84,267	570,803		158,489
Transfer agent fees	227,776	242,293	813,929		381,926
Custodian and accounting fees	19,640	24,474	93,200		14,574
Audit and legal fees	2,974	3,655	20,187		10,239
Reports to shareholders	16,348	21,504	111,072		50,008
Registration fees	18,034	17,776	22,088		32,395
Directors’ fees	1,000	1,238	6,436		2,718
Other expenses	1,372	2,499	16,707		7,876
Total expenses	1,131,685	1,290,293	5,532,872		2,324,702
Expense reimbursement	(27,362)	(197,654)	—		—
Expenses reduced by expense offset arrangements	—	—	—		—
Total expenses, net of reimbursement and expense offset arrangements	1,104,323	1,092,639	5,532,872		2,324,702
Net investment income (loss)	(944,721)	(919,995)	(1,666,390)		(973,017)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	4,253,425	6,114,205	8,581,460		7,463,141
Net realized gain (loss) on foreign currency transactions	—	5,143	15		(36,684)
Net realized gain (loss) on swap transactions	—	—	—		—
Net realized gain (loss) on futures transactions	—	—	—		—
Net realized gain (loss) on option transactions	—	—	—		—
Net change in unrealized gain (loss) on investments	1,712,559	(4,383,585)	31,385,346		(4,128,549)
Net change in unrealized gain (loss) on foreign currency transactions	—	—	—		—
Net change unrealized gain (loss) on swap transactions	—	—	—		—
Net change unrealized gain (loss) on futures transactions	—	—	—		—
Net change unrealized gain (loss) on option transactions	—	—	—		—
Net realized and unrealized gain (loss)	5,965,984	1,735,763	39,966,821		3,297,908
Increase (decrease) in net assets resulting from operations	$5,021,263	$815,768	$38,300,431		$2,324,891

(1)	Net of foreign taxes withheld of $4,454 for Multi-Cap Growth, $2,352 for Small Company Growth, $3,455 for Small Company Value, $8,179 for Capital Appreciation, $4,359 for Deep Value, $160,834 International Growth, $62,630 Global Financial Services, $11,746 for Global Socially Responsive and $5,698 Mergers and Acquisitions.
(2)	Includes $12,240 of income from an affiliated company.

See notes to financial statements.

SEMI-ANNUAL REPORT

STOCK						INTERNATIONAL	SECTOR SPECIALTY
Deep Value Fund		Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund	Global Financial Services Fund	Global Socially Responsive Fund

$362,409	(1)	$276,324	$1,642,873	$9,733,315	$1,437,443	$981,550 (1)	$539,612 (1)	$115,321 (1)
3,240		13,511	8,829	118,637	13,474	69	1,857	1,203
1,684		31,120	20,118	12,700	5,664	27,135	15,859	—
367,333		320,955	1,671,820	9,864,652	1,456,581	1,008,754	557,328	116,524

131,005		650,353	466,512	6,415,727	671,518	335,777	145,640	38,281
33,727		164,419	167,661	2,232,692	139,573	72,186	26,971	9,477
68,627		281,577	197,395	2,251,583	417,746	108,378	53,843	10,406
29,293		203,246	50,335	1,053,993	79,498	45,111	16,258	8,899
75,868		274,089	172,438	2,196,029	337,924	158,974	59,113	14,706
16,572		25,831	26,099	204,408	30,310	11,624	15,706	17,000
2,170		7,909	3,790	38,164	4,284	2,975	1,257	484
7,356		34,032	22,473	301,365	31,513	14,971	6,475	1,691
16,959		17,455	18,427	31,934	18,515	19,240	19,225	18,872
390		1,945	1,301	16,249	1,887	862	367	90
277		5,436	1,913	52,018	3,693	1,020	—	—
382,244		1,666,292	1,128,344	14,794,162	1,736,461	771,118	344,855	119,906
(67,190)		(19,842)	(59,836)	—	(159,519)	—	(25,039)	(35,829)
—		—	—	—	—	—	—	—
315,054		1,646,450	1,068,508	14,794,162	1,576,942	771,118	319,816	84,077
52,279		(1,325,495)	603,312	(4,929,510)	(120,361)	237,636	237,512	32,447

591,593		(2,979,951)	7,746,254	34,031,427	7,083,411	3,379,812	1,288,261	342,958

—		—	(1,533)	—	—	44,126	25,841	(3,726)
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
261,354		15,032,757	1,019,171	32,855,910	(1,937,322)	(5,552,239)	(127,413)	(133,512)
—		—	—	—	—	(226)	(5,094)	(53)
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
852,947		12,052,806	8,763,892	66,887,337	5,146,089	(2,128,527)	1,181,595	205,667
$905,226		$10,727,311	$9,367,204	$61,957,827	$5,025,728	$(1,890,891)	$1,419,107	$238,114
THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For the Six Months Ended June 30, 2004 —  (Unaudited)

			DOMESTIC HYBRID
	Mergers and Acquisitions Fund	Technology Fund	Managed Fund	Strategic Allocation Fund
Investment income:
Dividends	$831,729 (1)	$24,492	$506,975	$289,275
Interest	426,985	4,071	816,153	26,470
Securities lending	41,917	1,506	24,951	109
Total investment income	1,300,631	30,069	1,348,079	315,854
Expenses:
Investment advisory fees	883,188	448,593	482,309	138,982
Distribution fees, Class A	209,547	74,779	132,149	32,273
Distribution fees, Class B	201,031	221,001	315,387	68,271
Distribution fees, Class C	278,758	58,172	32,137	38,476
Transfer agent fees	236,238	261,084	234,378	59,809
Custodian and accounting fees	44,153	20,903	55,879	32,412
Audit and legal fees	14,150	3,616	1,570	1,655
Reports to shareholders	41,760	17,239	21,501	7,306
Registration fees	23,984	21,288	27,730	18,110
Directors’ fees	2,127	1,016	1,328	409
Other expenses	10,578	1,544	2,234	103
Total expenses	1,945,514	1,129,235	1,306,602	397,806
Expense reimbursement	—	(124,823)	(183,850)	(64,212)
Expenses reduced by expense offset arrangements	—	—	—	—
Total expenses, net of reimbursement and expense offset arrangements	1,945,514	1,004,412	1,122,752	333,594
Net investment income (loss)	(644,883)	(974,343)	225,327	(17,740)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	3,776,858	7,115,920	5,959,157	75,217
Net realized gain (loss) on foreign currency transactions	(5,588)	—	—	—
Net realized gain (loss) on swap transactions	—	—	—	—
Net realized gain (loss) on futures transactions	—	—	(28,774)	—
Net realized gain (loss) on option transactions	—	—	—	—
Net change in unrealized gain (loss) on investments	(2,063,933)	(6,411,528)	(3,391,813)	764,534
Net change in unrealized gain (loss) on foreign currency transactions	—	—	—	—
Net change unrealized gain (loss) on swap transactions	—	—	—	—
Net change unrealized gain (loss) on futures transactions	—	—	(24,631)	—
Net change unrealized gain (loss) on option transactions	—	—	—	—
Net realized and unrealized gain (loss)	1,707,337	704,392	2,513,939	839,751
Increase (decrease) in net assets resulting from operations	$1,062,454	$(269,951)	$2,739,266	$822,011

(1)	Net of foreign taxes withheld of $4,454 for Multi-Cap Growth, $2,352 for Small Company Growth, $3,455 for Small Company Value, $8,179 for Capital Appreciation, $4,359 for Deep Value, $160,834 International Growth, $62,630 Global Financial Services, $11,746 for Global Socially Responsive and $5,698 Mergers and Acquisitions.

See notes to financial statements.

SEMI-ANNUAL REPORT

	INCOME				MONEY MARKET
Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$—	$—	$—	$—	$—	$—
5,774,316	10,496,343	456,134	748,270	1,166,774	2,368,622
549	65,420	—	—	47,695	—
5,774,865	10,561,763	456,134	748,270	1,214,469	2,368,622

706,587	809,408	63,070	83,558	278,435	709,325
246,335	263,616	14,720	50,815	82,701	—
416,541	377,595	45,609	37,485	134,939	—
114,597	261,379	28,773	16,205	99,721	—
412,868	296,276	36,751	23,506	131,169	515,379
36,020	56,969	10,192	7,731	38,059	41,264
3,083	6,163	1,413	279	2,381	14,984
35,862	51,373	4,349	5,237	15,136	66,836
22,034	20,685	17,403	17,139	18,896	21,420
2,357	2,966	312	326	3,224	14,282
5,442	10,592	—	—	1,236	4,165
2,001,726	2,157,022	222,592	242,281	805,897	1,387,655
(282,138)	(102,192)	(42,390)	(29,150)	(103,010)	—
—	—	—	—	—	—
1,719,588	2,054,830	180,202	213,131	702,887	1,387,655
4,055,277	8,506,933	275,932	535,139	511,582	980,967

(134,956)	3,964,662	12,316	(8,217)	329,907	—
—	—	—	—	7,679	—
—	—	—	—	—	—
—	—	—	—	256,376	—
—	—	—	—	73,957	—
(3,977,071)	(11,204,155)	(207,558)	(1,083,946)	(1,185,451)	—
—	—	—	—	(8,893)	—
—	—	—	—	(66,800)	—
—	—	—	—	(243,852)	—
—	—	—	—	(6,888)	—
(4,112,027)	(7,239,493)	(195,242)	(1,092,163)	(843,965)	—
$(56,750)	$1,267,440	$80,690	$(557,024)	$(332,383)	$980,967

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund		Small Company Growth Fund		Small Company Value Fund
	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003
From operations:
Net investment income (loss)	$(944,721)	$(1,384,246)	$(919,995)	$(1,577,580)	$(1,666,390)	$(3,599,490)
Net realized gain (loss) on investments and foreign currency transactions	4,253,425	7,145,330	6,119,348	(9,546,879)	8,581,475	(1,734,393)
Net realized gain (loss) on futures and options	—	—	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	1,712,559	17,324,410	(4,383,585)	31,596,052	31,385,346	160,832,831
Increase (decrease) in net assets resulting from operations	5,021,263	23,085,494	815,768	20,471,593	38,300,431	155,498,948
Distributions to shareholders from:
Net investment income, Class A	—	—	—	—	—	—
Net investment income, Class B	—	—	—	—	—	—
Net investment income, Class C	—	—	—	—	—	—
Net investment income, Class Y	—	—	—	—	—	—
Net realized gains Class A	—	—	—	—	—	—
Net realized gains Class B	—	—	—	—	—	—
Net realized gains Class C	—	—	—	—	—	—
Net realized gains Class Y	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	—
From capital share transactions:
Class A
Shares sold	6,471,667	6,775,534	9,305,467	16,553,454	37,506,357	50,888,658
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(5,409,681)	(8,204,493)	(6,860,401)	(12,219,236)	(42,307,530)	(56,856,555)
Net increase (decrease) — Class A	1,061,986	(1,428,959)	2,445,066	4,334,218	(4,801,173)	(5,967,897)
Class B
Shares sold	3,264,761	6,832,673	3,503,406	8,260,168	15,230,604	25,196,748
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(7,363,141)	(7,886,822)	(5,937,970)	(6,800,164)	(22,635,292)	(28,069,897)
Net increase (decrease) — Class B	(4,098,380)	(1,054,149)	(2,434,564)	1,460,004	(7,404,688)	(2,873,149)
Class C
Shares sold	932,833	2,444,804	3,101,191	6,184,385	14,795,432	24,447,800
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(2,044,038)	(2,901,044)	(2,538,930)	(2,860,181)	(16,302,900)	(20,942,132)
Net increase (decrease) — Class C	(1,111,205)	(456,240)	562,261	3,324,204	(1,507,468)	3,505,668
Class Y
Shares sold	179,085	861,160	1,131,996	3,717,976	1,644,502	3,023,385
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(29,226)	(144,285)	(1,637,890)	(1,817,400)	(1,202,353)	(2,702,739)
Net increase (decrease) — Class Y	149,859	716,875	(505,894)	1,900,576	442,149	320,646
Total increase (decrease) in net assets resulting from capital share transactions	(3,997,740)	(2,222,473)	66,869	11,019,002	(13,271,180)	(5,014,732)
Total increase (decrease) in net assets	1,023,523	20,863,021	882,637	31,490,595	25,029,251	150,484,216
Net assets:
Beginning of period	$93,573,647	$72,710,626	$114,474,780	$82,984,185	$581,872,198	$431,387,982
End of period	$94,597,170	$93,573,647	$115,357,417	$114,474,780	$606,901,449	$581,872,198
Undistributed net investment income	$—	$—	$—	$—	$—	$140,063

(1)	Redemptions are net of any redemption fees (see note 9).

SEMI-ANNUAL REPORT

STOCK
Capital Appreciation Fund		Deep Value Fund		Equity Fund		Equity Income Fund
(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003

$(973,017)	$(2,047,944)	$52,279	$121,975	$(1,325,495)	$(1,917,397)	$603,312	$1,116,873
7,426,457	1,047,255	591,593	(316,062)	(2,979,951)	(23,025,102)	7,744,721	(2,652,646)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(4,128,549)	55,787,845	261,354	5,765,707	15,032,757	72,713,223	1,019,171	25,800,803
2,324,891	54,787,156	905,226	5,571,620	10,727,311	47,770,724	9,367,204	24,265,030

—	—	—	(92,955)	—	—	(425,368)	(765,258)
—	—	—	(36,303)	—	—	(106,007)	(242,204)
—	—	—	(17,274)	—	—	(30,084)	(60,585)
—	—	—	(2,955)	—	—	(3,048)	(3,878)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(149,487)	—	—	(564,507)	(1,071,925)

25,016,440	36,011,244	4,535,422	6,791,680	16,743,217	34,939,704	14,091,877	7,902,772
—	3,788,135	—	—	—	—	—	—
—	—	—	82,356	—	—	395,258	706,264
(18,184,982)	(21,342,658)	(1,687,140)	(1,714,427)	(18,565,264)	(14,319,813)	(8,224,081)	(12,157,169)
6,831,458	18,456,721	2,848,282	5,159,609	(1,822,047)	20,619,891	6,263,054	(3,548,133)

8,551,203	17,710,631	4,036,236	4,323,444	6,548,212	15,126,348	6,234,556	5,797,028
—	5,104,416	—	—	—	—	—	—
—	—	—	32,159	—	—	95,684	218,226
(10,843,970)	(12,227,573)	(1,449,615)	(1,171,630)	(7,140,860)	(8,408,880)	(6,593,890)	(6,847,512)
(2,292,767)	10,587,474	2,586,621	3,183,973	(592,648)	6,717,468	(263,650)	(832,258)

9,301,082	10,956,673	2,140,225	2,535,871	6,966,275	12,616,552	2,112,081	2,558,113
—	1,108,417	—	—	—	—	—	—
—	—	—	13,543	—	—	26,952	53,460
(4,155,201)	(4,019,795)	(584,605)	(776,271)	(4,719,868)	(6,560,361)	(1,443,419)	(1,801,186)
5,145,881	8,045,295	1,555,620	1,773,143	2,246,407	6,056,191	695,614	810,387

2,686,881	2,603,455	155,878	50,691	2,080,218	1,314,206	155,864	11,994
—	181,055	—	—	—	—
—	—	—	1,915	—	—	2,318	2,568
(684,726)	(343,030)	(82,481)	(76,957)	(282,417)	(576,530)	(16,109)	(70,814)
2,002,155	2,441,480	73,397	(24,351)	1,797,801	737,676	142,073	(56,252)
11,686,727	39,530,970	7,063,920	10,092,374	1,629,513	34,131,226	6,837,091	(3,626,256)
14,011,618	94,318,126	7,969,146	15,514,507	12,356,824	81,901,950	15,639,788	19,566,849

$251,563,456	$157,245,330	$30,691,510	$15,177,003	$170,561,836	$88,659,886	$117,713,281	$98,146,432
$265,575,074	$251,563,456	$38,660,656	$30,691,510	$182,918,660	$170,561,836	$133,353,069	$117,713,281
$—	$—	$52,279	$—	$—	$—	$70,441	$31,636

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

					INTERNATIONAL
	Growth Fund		Growth and Income Fund		International Growth Fund
	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003
From operations:
Net investment income (loss)	$(4,929,510)	$(5,903,535)	$(120,361)	$137,209	$237,636	$(50,720)
Net realized gain (loss) on investments and foreign currency transactions	34,031,427	(39,304,910)	7,083,411	(10,117,652)	3,423,938	(7,345,406)
Net realized gain (loss) on futures and options	—	—	—	8,140	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	32,855,910	270,139,174	(1,937,322)	46,803,633	(5,552,465)	24,050,931
Increase (decrease) in net assets resulting from operations	61,957,827	224,930,729	5,025,728	36,831,330	(1,890,891)	16,654,805
Distributions to shareholders from:
Net investment income, Class A	—	—	—	(58,489)	—	—
Net investment income, Class B	—	—	—	—	—	—
Net investment income, Class C	—	—	—	—	—	—
Net investment income, Class Y	—	—	—	(79,251)	—	—
Net realized gains Class A	—	—	—	—	—	—
Net realized gains Class B	—	—	—	—	—	—
Net realized gains Class C	—	—	—	—	—	—
Net realized gains Class Y	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	(137,740)	—	—
From capital share transactions:
Class A
Shares sold	178,342,537	335,376,679	13,892,219	13,013,204	7,666,872	13,592,030
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	55,123	—	—
Shares redeemed (1)	(140,183,913)	(189,470,494)	(8,353,298)	(15,707,863)	(3,559,076)	(13,054,146)
Net increase (decrease) — Class A	38,158,624	145,906,185	5,538,921	(2,639,536)	4,107,796	537,884
Class B
Shares sold	18,026,068	52,844,226	4,906,145	9,318,100	3,034,090	5,331,301
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(59,821,893)	(81,761,833)	(11,444,427)	(15,453,771)	(4,916,156)	(5,216,817)
Net increase (decrease) — Class B	(41,795,825)	(28,917,607)	(6,538,282)	(6,135,671)	(1,882,066)	114,484
Class C
Shares sold	19,326,767	51,101,503	2,302,989	3,550,604	1,542,232	4,894,136
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Shares redeemed (1)	(25,705,775)	(42,764,731)	(2,560,728)	(4,292,013)	(1,070,846)	(4,445,305)
Net increase (decrease) — Class C	(6,379,008)	8,336,772	(257,739)	(741,409)	471,386	448,831
Class Y
Shares sold	7,704,257	21,702,316	2,197,470	5,403,297	2,724,466	14,913,534
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	78,641	—	—
Shares redeemed (1)	(7,240,365)	(13,993,773)	(1,475,888)	(1,596,232)	(1,385,943)	(13,805,814)
Net increase (decrease) — Class Y	463,892	7,708,543	721,582	3,885,706	1,338,523	1,107,720
Total increase (decrease) in net assets resulting from capital share transactions	(9,552,317)	133,033,893	(535,518)	(5,630,910)	4,035,639	2,208,919
Total increase (decrease) in net assets	52,405,510	357,964,622	4,490,210	31,062,680	2,144,748	18,863,724
Net assets:
Beginning of period	$1,689,591,936	$1,331,627,314	$177,864,173	$146,801,493	$75,985,496	$57,121,772
End of period	$1,741,997,446	$1,689,591,936	$182,354,383	$177,864,173	$78,130,244	$75,985,496
Undistributed net investment income	$—	$—	$—	$—	$237,636	$—

(1)	Redemptions are net of any redemption fees (see note 9).

SEMI-ANNUAL REPORT

SECTOR SPECIALTY
Global Financial Services Fund		Global Socially Responsive Fund		Mergers and Acquisitions Fund		Technology Fund
(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003

$237,512	$319,091	$32,447	$(7,941)	$(644,883)	$(835,259)	$(974,343)	$(1,390,761)
1,314,102	1,094,734	339,232	5,727	3,771,270	6,685,189	7,115,920	16,983,505

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(132,507)	7,295,053	(133,565)	1,284,674	(2,063,933)	8,543,854	(6,411,528)	22,296,852
1,419,107	8,708,878	238,114	1,282,460	1,062,454	14,393,784	(269,951)	37,889,596

—	(112,908)	—	—	—	—	—	—
—	(58,228)	—	—	—	—	—	—
—	(20,427)	—	—	—	—	—	—
—	(108,744)	—	—	—	—	—	—
—	(30,408)	—	—	—	(881,310)	—	—
—	(28,003)	—	—	—	(469,383)	—	—
—	(7,910)	—	—	—	(556,421)	—	—
—	(21,297)	—	—	—	(64,456)	—	—
—	(387,925)	—	—	—	(1,971,570)	—	—

2,275,614	2,337,015	1,421,066	1,574,961	55,420,949	38,084,596	5,458,236	6,829,671
—	—	—	—	—	—	—	—
—	135,546	—	—	—	696,924	—	—
(1,302,775)	(3,009,099)	(355,848)	(930,115)	(11,322,439)	(7,355,890)	(5,661,042)	(6,367,704)
972,839	(536,538)	1,065,218	644,846	44,098,510	31,425,630	(202,806)	461,967

1,403,806	1,551,507	389,370	668,270	12,437,950	13,637,817	4,238,411	7,123,793
—	—	—	—	—	—	—	—
—	80,534	—	—	—	394,554	—	—
(1,459,957)	(1,756,944)	(143,355)	(152,033)	(3,233,607)	(5,446,090)	(7,839,245)	(7,144,652)
(56,151)	(124,903)	246,015	516,237	9,204,343	8,586,281	(3,600,834)	(20,859)

508,543	1,128,852	681,622	727,527	26,769,776	24,677,345	1,155,743	3,079,276
—	—	—	—	—	—	—	—
—	24,538	—	—	—	412,962	—	—
(280,252)	(359,423)	(121,713)	(150,822)	(3,108,695)	(3,658,928)	(1,775,523)	(2,105,902)
228,291	793,967	559,909	576,705	23,661,081	21,431,379	(619,780)	973,374

75,648	19,793	940,441	58,744	5,137,779	3,990,948	80,115	437,439
—	—	—	—	—	—	—	—
—	130,038	—	—	—	15,903	—	—
(19,237)	(58,294)	(5,339)	(1,697)	(705,915)	(447,153)	(147,092)	(387,994)
56,411	91,537	935,102	57,047	4,431,864	3,559,698	(66,977)	49,445
1,201,390	224,063	2,806,244	1,794,835	81,395,798	65,002,988	(4,490,397)	1,463,927
2,620,497	8,545,016	3,044,358	3,077,295	82,458,252	77,425,202	(4,760,348)	39,353,523

$32,337,216	$23,792,200	$7,206,762	$4,129,467	$151,243,888	$73,818,686	$90,605,935	$51,252,412
$34,957,713	$32,337,216	$10,251,120	$7,206,762	$233,702,140	$151,243,888	$85,845,587	$90,605,935
$237,512	$—	$32,447	$—	$—	$—	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	DOMESTIC HYBRID				INCOME
	Managed Fund		Strategic Allocation Fund		Government Securities Fund
	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003
From operations:
Net investment income (loss)	$225,327	$440,972	$(17,740)	$16,473	$4,055,277	$9,370,350
Net realized gain (loss) on investments and foreign currency transactions	5,959,157	296,625	75,217	(143,667)	(134,956)	2,530,653
Net realized gain (loss) on futures and options	(28,774)	19,326	—	—	—	—
Net increase from payment by affiliate	—	—	—	—	—	—
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(3,416,444)	21,822,590	764,534	6,216,485	(3,977,071)	(7,268,702)
Increase (decrease) in net assets resulting from operations	2,739,266	22,579,513	822,011	6,089,291	(56,750)	4,632,301
Distributions to shareholders from:
Net investment income, Class A	—	(489,743)	—	(6,823)	(2,002,308)	(4,233,861)
Net investment income, Class B	—	(221,365)	—	—	(1,289,888)	(3,043,829)
Net investment income, Class C	—	(28,213)	—	—	(354,672)	(815,160)
Net investment income, Class Y	—	(4,652)	—	(5,347)	(408,409)	(552,316)
Net realized gains, Class A	—	—	—	—	—	(232,973)
Net realized gains, Class B	—	—	—	—	—	(191,582)
Net realized gains, Class C	—	—	—	—	—	(51,708)
Net realized gains, Class Y	—	—	—	—	—	(36,557)
Total distributions to shareholders	—	(743,973)	—	(12,170)	(4,055,277)	(9,157,986)
From capital share transactions:
Class A
Shares sold	10,697,616	8,974,311	2,794,864	5,484,023	21,152,577	40,523,483
Shares exchanged due to merger	—	3,869,530	—	—	—	—
Reinvestment of distributions	—	466,915	—	5,953	1,737,779	3,747,742
Shares redeemed (1)	(7,062,163)	(12,266,554)	(1,235,595)	(2,215,319)	(20,196,754)	(57,367,777)
Net increase (decrease) — Class A	3,635,453	1,044,202	1,559,269	3,274,657	2,693,602	(13,096,552)
Class B
Shares sold	3,233,433	6,279,445	1,916,168	3,966,209	6,230,674	22,369,156
Shares exchanged due to merger	—	4,064,388	—	—	—	—
Reinvestment of distributions	—	212,273	—	—	1,046,287	2,673,321
Shares redeemed (1)	(12,476,024)	(17,261,995)	(1,737,191)	(1,467,567)	(16,797,489)	(39,419,709)
Net increase (decrease) — Class B	(9,242,591)	(6,705,889)	178,977	2,498,642	(9,520,528)	(14,377,232)
Class C
Shares sold	1,083,525	1,563,335	1,597,123	2,681,437	2,328,235	8,399,341
Shares exchanged due to merger	—	1,492,258	—	—	—	—
Reinvestment of distributions	—	26,897	—	—	267,569	645,845
Shares redeemed (1)	(613,331)	(1,450,794)	(850,393)	(799,954)	(4,988,329)	(12,603,368)
Net increase (decrease) — Class C	470,194	1,631,696	746,730	1,881,483	(2,392,525)	(3,558,182)
Class Y
Shares sold	11,126	19,962	20,113	295,510	3,837,359	9,324,155
Shares exchanged due to merger	—	167,917	—	—	—	—
Reinvestment of distributions	—	3,817	—	4,216	406,113	580,559
Shares redeemed (1)	(11,946)	(55,310)	(26,560)	(347,438)	(1,912,338)	(1,219,475)
Net increase (decrease) — Class Y	(820)	136,386	(6,447)	(47,712)	2,331,134	8,685,239
Total increase (decrease) in net assets resulting from capital share transactions	(5,137,764)	(3,893,605)	2,478,529	7,607,070	(6,888,317)	(22,346,727)
Total increase (decrease) in net assets	(2,398,498)	17,941,935	3,300,540	13,684,191	(11,000,344)	(26,872,412)
Net assets:
Beginning of period	$130,195,454	$112,253,519	$35,138,933	$21,454,742	$241,258,622	$268,131,034
End of period	$127,796,956	$130,195,454	$38,439,473	$35,138,933	$230,258,278	$241,258,622
Undistributed net investment income	$225,327	$—	$—	$6,180	$65,534	$65,534

(1)	Redemptions are net of any redemption fees (see note 9).

SEMI-ANNUAL REPORT

High-Yield Bond Fund		Short Duration Bond Fund		Tax-Exempt Income Fund		Total Return Fund
(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003

$8,506,933	$16,145,845	$275,932	$387,228	$535,139	$1,150,774	$511,582	$1,060,448

3,964,662	(2,156,334)	12,316	10,461	(8,217)	361,227	337,586	1,072,519
—	—	—	—	—	—	330,333	735,109
—	—	—	—	—	—	—	—
(11,204,155)	28,693,979	(207,558)	58,059	(1,083,946)	(26,329)	(1,511,884)	779,458
1,267,440	42,683,490	80,690	455,748	(557,024)	1,485,672	(332,383)	3,647,534

(3,803,272)	(7,685,232)	(146,339)	(203,013)	(381,499)	(795,765)	(273,660)	(691,891)
(2,244,819)	(4,353,955)	(79,413)	(119,873)	(105,893)	(245,242)	(125,832)	(392,315)
(1,554,201)	(2,926,015)	(49,442)	(68,918)	(45,821)	(105,896)	(92,944)	(292,695)
(904,641)	(1,180,643)	(18,909)	(31,109)	(1,926)	(3,871)	(19,146)	(52,993)
—	—	—	—	(42,079)	(174,718)	(258,693)	(434,218)
—	—	—	—	(13,719)	(61,259)	(192,936)	(322,266)
—	—	—	—	(6,047)	(26,268)	(140,772)	(243,955)
—	—	—	—	(190)	(784)	(13,465)	(24,428)
(8,506,933)	(16,145,845)	(294,103)	(422,913)	(597,174)	(1,413,803)	(1,117,448)	(2,454,761)

14,429,324	56,583,314	4,861,970	15,730,491	1,640,941	2,916,029	8,716,002	22,031,838
—	—	—	—	—	—	—	—
2,697,672	5,209,212	119,536	155,720	289,362	662,869	485,356	1,024,342
(32,864,492)	(47,292,664)	(3,598,128)	(6,574,343)	(1,762,407)	(5,162,682)	(10,402,443)	(12,383,488)
(15,737,496)	14,499,862	1,383,378	9,311,868	167,896	(1,583,784)	(1,201,008)	10,672,692

5,376,469	27,335,926	1,990,974	9,007,592	316,139	1,169,843	3,981,331	13,745,237
—	—	—	—	—	—	—	—
1,404,324	2,739,041	60,406	88,144	82,358	212,185	282,275	627,575
(14,054,742)	(13,738,019)	(2,628,476)	(2,083,126)	(1,415,471)	(2,247,603)	(6,058,209)	(10,759,251)
(7,273,949)	16,336,948	(577,096)	7,012,610	(1,016,974)	(865,575)	(1,794,603)	3,613,561

4,463,951	33,797,517	2,415,589	4,607,510	168,987	919,509	2,505,368	8,689,368
—	—	—	—	—	—	—	—
830,682	1,651,963	33,592	40,031	39,830	98,909	181,581	424,175
(16,131,077)	(12,599,512)	(1,431,294)	(1,334,505)	(415,086)	(1,402,613)	(4,351,243)	(4,828,495)
(10,836,444)	22,849,968	1,017,887	3,313,036	(206,269)	(384,195)	(1,664,294)	4,285,048

2,909,279	22,541,955	254,137	246,160	—	—	168,101	958,679
—	—	—	—	—	—	—	—
542,868	747,112	3,793	1,844	1,071	2,339	22,200	47,061
(3,952,103)	(3,857,631)	(34,992)	(142,306)	(433)	(2,921)	(446,204)	(982,527)
(499,956)	19,431,436	222,938	105,698	638	(582)	(255,905)	23,213
(34,347,845)	73,118,214	2,047,107	19,743,212	(1,054,709)	(2,834,136)	(4,915,887)	18,594,514
(41,587,338)	99,655,859	1,833,694	19,776,047	(2,208,907)	(2,762,267)	(6,365,718)	19,787,287

$285,274,613	$185,618,754	$27,411,552	$7,635,505	$34,162,984	$36,925,251	$88,906,235	$69,118,948
$243,687,275	$285,274,613	$29,245,246	$27,411,552	$31,954,077)	$34,162,984	$82,540,517	$88,906,235
$—	$—	$(18,171)	$—	$—	$—	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	MONEY MARKET
	Money Market Fund
	(Unaudited) Six Months Ended June 30, 2004	Year Ended December 31, 2003
From operations:
Net investment income (loss)	$980,967	$2,976,813
Net realized gain (loss) on investments and foreign currency transactions	—	(886,784)
Net realized gain (loss) on futures and options	—	—
Net increase from payment by affiliate	—	886,784
Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	—	—
Increase (decrease) in net assets resulting from operations	980,967	2,976,813
Distributions to shareholders from:
Net investment income, Class A	(838,418)	(2,490,574)
Net investment income, Class B	(100,353)	(372,211)
Net investment income, Class C	(25,760)	(88,020)
Net investment income, Class Y	(16,436)	(26,008)
Net realized gains Class A	—	—
Net realized gains Class B	—	—
Net realized gains Class C	—	—
Net realized gains Class Y	—	—
Total distributions to shareholders	(980,967)	(2,976,813)
From capital share transactions:
Class A
Shares sold	104,608,086	364,525,321
Shares exchanged due to merger	—	—
Reinvestment of distributions	830,740	2,473,747
Shares redeemed (1)	(130,540,165)	(273,573,668)
Net increase (decrease) — Class A	(25,101,339)	93,425,400
Class B
Shares sold	14,415,580	35,438,621
Shares exchanged due to merger	—	—
Reinvestment of distributions	92,685	347,688
Shares redeemed (1)	(22,438,367)	(45,657,081)
Net increase (decrease) — Class B	(7,930,102)	(9,870,772)
Class C
Shares sold	7,663,302	19,734,566
Shares exchanged due to merger	—	—
Reinvestment of distributions	24,993	81,328
Shares redeemed (1)	(6,250,881)	(21,856,323)
Net increase (decrease) — Class C	1,437,414	(2,040,429)
Class Y
Shares sold	3,612,003	2,660,554
Shares exchanged due to merger	—	—
Reinvestment of distributions	15,586	25,914
Shares redeemed (1)	(1,479,033)	(2,045,742)
Net increase (decrease) — Class Y	2,148,556	640,726
Total increase (decrease) in net assets resulting from capital share transactions	(29,445,471)	82,154,925
Total increase (decrease) in net assets	(29,445,471)	82,154,925
Net assets:
Beginning of period	$419,712,347	$337,557,422
End of period	$390,266,876	$419,712,347
Undistributed net investment income	$—	$—

SEMI-ANNUAL REPORT

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.78		$5.07	$7.90	$9.56	$13.74	$5.00

Net Investment Income (Loss)E	(0.06)		(0.08)	(0.09)	(0.08)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		1.79	(2.74)	(1.58)	(4.04)	9.00

Total from Investment Operations	0.38		1.71	(2.83)	(1.66)	(4.18)	8.95

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$7.16		$6.78	$5.07	$7.90	$9.56	$13.74

Total ReturnC	5.60	%B	33.73%	(35.82)%	(17.36)%	(30.42)%	179.26	%B
Net Assets End of Period (in thousands)	$35,716		$32,770	$26,114	$55,095	$81,279	$49,206
Ratio of Expenses to Average Net Assets	2.00	%A	1.96%	1.85%	1.85%	1.85%	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.06	%A	2.15%	2.20%	2.02%	1.92%	2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.66	)%A	(1.33)%	(1.43)%	(0.98)%	(1.10)%	(1.06	)%A
Portfolio Turnover Rate	70%		161%	189%	105%	127%	32%

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.61		$4.97	$7.79	$9.49	$13.70	$5.00

Net Investment Income (Loss)E	(0.08)		(0.11)	(0.12)	(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		1.75	(2.70)	(1.58)	(4.00)	8.98

Total from Investment Operations	0.36		1.64	(2.82)	(1.70)	(4.21)	8.91

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$6.97		$6.61	$4.97	$7.79	$9.49	$13.70

Total ReturnD	5.45	%B	33.00%	(36.20)%	(17.91)%	(30.73)%	178.45	%B
Net Assets End of Period (in thousands)	$45,192		$46,888	$36,329	$68,173	$87,458	$39,854
Ratio of Expenses to Average Net Assets	2.55	%A	2.51%	2.40%	2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.61	%A	2.70%	2.75%	2.57%	2.47%	2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.21	)%A	(1.88)%	(1.98)%	(1.54)%	(1.63)%	(1.64	)%A
Portfolio Turnover Rate	70%		161%	189%	105%	127%	32%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.60		$4.97		$7.78		$9.48	$13.70	$5.00

Net Investment Income (Loss)E	(0.07)		(0.11)		(0.12)		(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		1.74		(2.69)		(1.58)	(4.01)	8.98

Total from Investment Operations	0.36		1.63		(2.81)		(1.70)	(4.22)	8.91

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	—	(0.21)

Total Distributions	—		—		—		—	—	(0.21)

Net Asset Value End of Period	$6.96		$6.60		$4.97		$7.78	$9.48	$13.70

Total ReturnD	5.45	%B	32.80	%C	(36.12	)%C	(17.93)%	(30.80)%	178.46	%B
Net Assets End of Period (in thousands)	$12,139		$12,597		$9,956		$20,646	$30,826	$13,864
Ratio of Expenses to Average Net Assets	2.55	%A	2.51%		2.40%		2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.61	%A	2.70%		2.75%		2.57%	2.47%	2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.21	)%A	(1.88)%		(1.98)%		(1.53)%	(1.63)%	(1.62	)%A
Portfolio Turnover Rate	70%		161%		189%		105%	127%	32%

			Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	For the Period 7/1/99 through 12/31/99
Net Asset Value Beginning of Period	$6.91		$5.14	$7.98	$9.62	$13.76	$5.00

Net Investment Income (Loss)E	(0.04)		(0.06)	(0.06)	(0.04)	(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.45		1.83	(2.78)	(1.60)	(4.05)	8.99

Total from Investment Operations	0.41		1.77	(2.84)	(1.64)	(4.14)	8.97

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	—	(0.21)

Total Distributions	—		—	—	—	—	(0.21)

Net Asset Value End of Period	$7.32		$6.91	$5.14	$7.98	$9.62	$13.76

Total Return	5.93	%B	34.44%	(35.59)%	(17.05)%	(30.09)%	179.66	%B
Net Assets End of Period (in thousands)	$1,550		$1,318	$312	$403	$609	$641
Ratio of Expenses to Average Net Assets	1.55	%A	1.51%	1.40%	1.40%	1.40%	1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.61	%A	1.68%	1.76%	1.57%	1.46%	2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.22	)%A	(0.88)%	(0.98)%	(0.53)%	(0.67)%	(0.51	)%A
Portfolio Turnover Rate	70%		161%	189%	105%	127%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$26.74		$21.76		$28.90		$30.90	$33.26	$22.44

Net Investment Income (Loss)E	(0.18)		(0.33)		(0.35)		(0.39)	(0.43)	(0.35)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		5.31		(6.79)		(1.40)	0.44	11.17

Total from Investment Operations	0.24		4.98		(7.14)		(1.79)	0.01	10.82

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.22)	(2.37)	—

Total Distributions	—		—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$26.98		$26.74		$21.76		$28.90	$30.90	$33.26

Total ReturnC	0.90	%B	22.89%		(24.71)%		(5.72)%	0.55%	48.22%
Net Assets End of Period (in thousands)	$47,070		$44,265		$31,714		$37,413	$35,921	$19,024
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.73%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.99	%A	2.04%		2.09%		2.01%	1.98%	2.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.35	)%A	(1.41)%		(1.43)%		(1.40)%	(1.26)%	(1.38)%
Portfolio Turnover Rate	68%		81%		35%		42%	53%	62%

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$25.64		$20.98		$28.02	$30.11	$32.62	$22.13

Net Investment Income (Loss)E	(0.25)		(0.44)		(0.47)	(0.53)	(0.61)	(0.48)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		5.10		(6.57)	(1.34)	0.47	10.97

Total from Investment Operations	0.17		4.66		(7.04)	(1.87)	(0.14)	10.49

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.22)	(2.37)	—

Total Distributions	—		—		—	(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$25.81		$25.64		$20.98	$28.02	$30.11	$32.62

Total ReturnD	0.66	%B	22.21%		(25.12)%	(6.17)%	0.10%	47.40%
Net Assets End of Period (in thousands)	$40,102		$42,327		$33,447	$41,749	$38,084	$19,798
Ratio of Expenses to Average Net Assets	2.20	%A	2.20%		2.28%	2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.54	%A	2.59%		2.64%	2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.91	)%A	(1.95)%		(1.98)%	(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	68%		81%		35%	42%	53%	62%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS  — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$25.73		$21.05		$28.11		$30.21	$32.73	$22.21

Net Investment Income (Loss)E	(0.25)		(0.45)		(0.46)		(0.53)	(0.62)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		5.13		(6.60)		(1.35)	0.47	10.99

Total from Investment Operations	0.17		4.68		(7.06)		(1.88)	(0.15)	10.52

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.22)	(2.37)	—

Total Distributions	—		—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$25.90		$25.73		$21.05		$28.11	$30.21	$32.73

Total ReturnD	0.66	%B	22.23	%C	(25.12	)%C	(6.18)%	0.07%	47.37%
Net Assets End of Period (in thousands)	$17,223		$16,567		$10,448		$9,367	$8,596	$4,654
Ratio of Expenses to Average Net Assets	2.20	%A	2.20%		2.27%		2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.54	%A	2.59%		2.66%		2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.90	)%A	(1.95)%		(1.97)%		(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	68%		81%		35%		42%	53%	62%

			Year Ended December 31,
Enterprise Small Company Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$27.55		$22.31		$29.51	$31.39	$33.56	$22.55

Net Investment Income (Loss)E	(0.13)		(0.23)		(0.26)	(0.27)	(0.28)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		5.47		(6.94)	(1.39)	0.48	11.24

Total from Investment Operations	0.31		5.24		(7.20)	(1.66)	0.20	11.01

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.22)	(2.37)	—

Total Distributions	—		—		—	(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.86		$27.55		$22.31	$29.51	$31.39	$33.56

Total Return	1.13	%B	23.49%		(24.40)%	(5.25)%	1.12%	48.82%
Net Assets End of Period (in thousands)	$10,962		$11,317		$7,375	$9,257	$9,350	$9,296
Ratio of Expenses to Average Net Assets	1.20	%A	1.20%		1.29%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.54	%A	1.59%		1.64%	1.56%	1.52%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.91	)%A	(0.95)%		(0.98)%	(0.95)%	(0.82)%	(0.93)%
Portfolio Turnover Rate	68%		81%		35%	42%	53%	62%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002		2001		2000	1999
Net Asset Value Beginning of Period	$9.78		$7.09	$8.17		$7.84		$8.53	$7.92

Net Investment Income (Loss)E	(0.01)		(0.04)	(0.04)		(0.02)		(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.69		2.73	(0.93)		0.38		0.51	1.28

Total from Investment Operations	0.68		2.69	(0.97)		0.36		0.50	1.26

Dividends from Net Investment Income	—		—	—		—		—	—
Distributions from Capital Gains	—		—	(0.11)		(0.03)		(1.19)	(0.65)

Total Distributions	—		—	(0.11)		(0.03)		(1.19)	(0.65)

Redemption Fees	0.00	F	—	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$10.46		$9.78	$7.09		$8.17		$7.84	$8.53

Total ReturnC	6.95	%B	37.94%	(11.88)%		4.63%		6.52%	16.13%
Net Assets End of Period (in thousands)	$262,051		$250,241	$188,979		$218,905		$174,043	$135,222
Ratio of Expenses to Average Net Assets	1.55	%A	1.60%	1.64%		1.57%		1.55%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25	)%A	(0.46)%	(0.50)%		(0.21)%		(0.12)%	(0.22)%
Portfolio Turnover Rate	6%		8%	19%		32%		71%	46%

			Year Ended December 31,
Enterprise Small Company Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.21		$6.71	$7.78	$7.52	$8.27	$7.74

Net Investment Income (Loss)E	(0.04)		(0.08)	(0.08)	(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.65		2.58	(0.88)	0.35	0.50	1.24

Total from Investment Operations	0.61		2.50	(0.96)	0.29	0.44	1.18

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Total Distributions	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$9.82		$9.21	$6.71	$7.78	$7.52	$8.27

Total ReturnD	6.62	%B	37.26%	(12.35)%	3.89%	6.00%	15.47%
Net Assets End of Period (in thousands)	$216,515		$210,248	$156,569	$161,373	$117,125	$98,472
Ratio of Expenses to Average Net Assets	2.11	%A	2.15%	2.19%	2.12%	2.10%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81	)%A	(1.01)%	(1.04)%	(0.76)%	(0.66)%	(0.78)%
Portfolio Turnover Rate	6%		8%	19%	32%	71%	46%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Small Company Value Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$9.45		$6.88		$7.98		$7.71	$8.45	$7.90

Net Investment Income (Loss)E	(0.04)		(0.08)		(0.08)		(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.66		2.65		(0.91)		0.36	0.51	1.26

Total from Investment Operations	0.62		2.57		(0.99)		0.30	0.45	1.20

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$10.07		$9.45		$6.88		$7.98	$7.71	$8.45

Total ReturnD	6.56	%B	37.35	%C	(12.42	)%C	3.93%	6.00%	15.42%
Net Assets End of Period (in thousands)	$117,097		$111,311		$78,811		$78,665	$54,638	$35,265
Ratio of Expenses to Average Net Assets	2.11	%A	2.15%		2.19%		2.13%	2.10%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81	)%A	(1.01)%		(1.04)%		(0.76)%	(0.65)%	(0.76)%
Portfolio Turnover Rate	6%		8%		19%		32%	71%	46%

			Year Ended December 31,
Enterprise Small Company Value Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$10.24		$7.39		$8.47		$8.09	$8.73	$8.06

Net Investment Income (Loss)E	0.01		0.00	F	0.00	F	0.01	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.72		2.85		(0.97)		0.40	0.52	1.30

Total from Investment Operations	0.73		2.85		(0.97)		0.41	0.55	1.32

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		—		(0.11)		(0.03)	(1.19)	(0.65)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$10.97		$10.24		$7.39		$8.47	$8.09	$8.73

Total Return	7.13	%B	38.57%		(11.46)%		5.10%	6.95%	16.60%
Net Assets End of Period (in thousands)	$11,238		$10,072		$7,029		$7,067	$851	$619
Ratio of Expenses to Average Net Assets	1.12	%A	1.15%		1.19%		1.15%	1.10%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19	%A	(0.01)%		(0.04)%		0.18%	0.31%	0.23%
Portfolio Turnover Rate	6%		8%		19%		32%	71%	46%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$29.66		$22.47		$27.23		$34.21	$46.61	$38.59

Net Investment Income (Loss)E	(0.08)		(0.21)		(0.25)		(0.24)	(0.25)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		7.40		(4.51)		(6.75)	(5.44)	15.43

Total from Investment Operations	0.32		7.19		(4.76)		(6.99)	(5.69)	14.96

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$29.98		$29.66		$22.47		$27.23	$34.21	$46.61

Total ReturnC	1.08	%B	32.00%		(17.48)%		(20.40)%	(14.19)%	39.39%
Net Assets End of Period (in thousands)	$156,281		$147,894		$96,878		$128,957	$176,467	$181,232
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.59	%A	1.62%		1.67%		1.63%	1.52%	1.52%
Ratio of Expenses to Average Net Assets	1.59	%A	1.62%		1.67%		1.61%	1.52%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.54	)%A	(0.82)%		(0.95)%		(0.84)%	(0.64)%	(1.15)%
Portfolio Turnover Rate	52%		82%		111%		111%	140%	170%

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$27.69		$21.09		$25.70	$32.47	$44.80	$37.50

Net Investment Income (Loss)E	(0.15)		(0.33)		(0.37)	(0.37)	(0.43)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	0.37		6.93		(4.24)	(6.40)	(5.19)	14.92

Total from Investment Operations	0.22		6.60		(4.61)	(6.77)	(5.62)	14.24

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(6.71)	(6.94)

Total Distributions	—		—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.91		$27.69		$21.09	$25.70	$32.47	$44.80

Total ReturnD	0.79	%B	31.29%		(17.94)%	(20.85)%	(14.65)%	38.62%
Net Assets End of Period (in thousands)	$68,907		$70,714		$44,262	$56,243	$74,887	$40,276
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.13	%A	2.17%		2.22%	2.18%	2.08%	2.08%
Ratio of Expenses to Average Net Assets	2.13	%A	2.17%		2.22%	2.16%	2.08%	2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.09	)%A	(1.39)%		(1.51)%	(1.40)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	52%		82%		111%	111%	140%	170%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$28.49		$21.70		$26.43		$33.40	$45.85	$38.25

Net Investment Income (Loss)E	(0.15)		(0.35)		(0.38)		(0.38)	(0.44)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	0.37		7.14		(4.35)		(6.59)	(5.30)	15.22

Total from Investment Operations	0.22		6.79		(4.73)		(6.97)	(5.74)	14.54

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$28.71		$28.49		$21.70		$26.43	$33.40	$45.85

Total ReturnD	0.77	%B	31.29	%C	(17.90	)%C	(20.87)%	(14.57)%	38.64%
Net Assets End of Period (in thousands)	$34,292		$28,922		$15,135		$17,156	$23,483	$6,918
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.14	%A	2.16%		2.22%		2.18%	2.08%	2.11%
Ratio of Expenses to Average Net Assets	2.14	%A	2.16%		2.22%		2.16%	2.08%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.09	)%A	(1.39)%		(1.51)%		(1.39)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	52%		82%		111%		111%	140%	170%

			Year Ended December 31,
Enterprise Capital Appreciation Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$30.62		$23.09		$27.85	$34.84	$47.14	$38.79

Net Investment Income (Loss)E	(0.02)		(0.12)		(0.14)	(0.11)	(0.07)	(0.28)
Net Realized and Unrealized Gain (Loss) on Investments	0.41		7.65		(4.62)	(6.88)	(5.52)	15.57

Total from Investment Operations	0.39		7.53		(4.76)	(6.99)	(5.59)	15.29

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(6.71)	(6.94)

Total Distributions	—		—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$31.01		$30.62		$23.09	$27.85	$34.84	$47.14

Total Return	1.27	%B	32.61%		(17.09)%	(20.06)%	(13.77)%	40.04%
Net Assets End of Period (in thousands)	$6,094		$4,033		$970	$433	$532	$428
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.14	%A	1.16%		1.23%	1.18%	1.08%	1.07%
Ratio of Expenses to Average Net Assets	1.14	%A	1.16%		1.23%	1.16%	1.08%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10	)%A	(0.46)%		(0.56)%	(0.40)%	(0.19)%	(0.69)%
Portfolio Turnover Rate	52%		82%		111%	111%	140%	170%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Deep Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.71		$7.59	$9.93	$10.00

Net Investment Income (Loss)E	0.03		0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.23		2.12	(2.34)	(0.06)

Total from Investment Operations	0.26		2.19	(2.28)	(0.04)

Dividends from Net Investment Income	—		(0.07)	(0.05)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.07)	(0.06)	(0.03)

Net Asset Value End of Period	$9.97		$9.71	$7.59	$9.93

Total ReturnC	2.68	%B	28.87%	(22.97)%	(0.41	)%B
Net Assets End of Period (in thousands)	$16,716		$13,462	$6,037	$4,085
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.88	%A	2.06%	2.29%	4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.60	%A	0.90%	0.67%	0.28	%A
Portfolio Turnover Rate	18%		30%	43%	16%

			Year Ended December 31,
Enterprise Deep Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.67		$7.57	$9.90	$10.00

Net Investment Income (Loss)E	0.01		0.03	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		2.10	(2.32)	(0.05)

Total from Investment Operations	0.23		2.13	(2.31)	(0.07)

Dividends from Net Investment Income	—		(0.03)	(0.01)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.03)	(0.02)	(0.03)

Net Asset Value End of Period	$9.90		$9.67	$7.57	$9.90

Total ReturnD	2.38	%B	28.14%	(23.35)%	(0.71	)%B
Net Assets End of Period (in thousands)	$14,840		$11,917	$6,515	$4,856
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.43	%A	2.62%	2.86%	4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06	%A	0.36%	0.12%	(0.28	)%A
Portfolio Turnover Rate	18%		30%	43%	16%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Deep Value Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.67		$7.57		$9.90		$10.00

Net Investment Income (Loss)E	0.01		0.03		0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		2.10		(2.32)		(0.06)

Total from Investment Operations	0.23		2.13		(2.31)		(0.07)

Dividends from Net Investment Income	—		(0.03)		(0.01)		—
Distributions from Capital Gains	—		—		(0.01)		(0.03)

Total Distributions	—		(0.03)		(0.02)		(0.03)

Net Asset Value End of Period	$9.90		$9.67		$7.57		$9.90

Total ReturnD	2.38	%B	28.20	%C	(23.38	)%C	(0.71	)%B
Net Assets End of Period (in thousands)	$6,727		$5,020		$2,374		$2,039
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.44	%A	2.61%		2.86%		4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05	%A	0.35%		0.13%		(0.26	)%A
Portfolio Turnover Rate	18%		30%		43%		16%

			Year Ended December 31,
Enterprise Deep Value Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 05/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.75		$7.61	$9.95	$10.00

Net Investment Income (Loss)E	0.05		0.12	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.23		2.12	(2.35)	(0.06)

Total from Investment Operations	0.28		2.24	(2.25)	(0.02)

Dividends from Net Investment Income	—		(0.10)	(0.08)	—
Distributions from Capital Gains	—		—	(0.01)	(0.03)

Total Distributions	—		(0.10)	(0.09)	(0.03)

Net Asset Value End of Period	$10.03		$9.75	$7.61	$9.95

Total Return	2.87	%B	29.45%	(22.61)%	(0.21	)%B
Net Assets End of Period (in thousands)	$378		$294	$251	$166
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.43	%A	1.63%	1.88%	3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.07	%A	1.39%	1.13%	0.71	%A
Portfolio Turnover Rate	18%		30%	43%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.82		$3.86	$5.50	$6.81	$7.26	$6.47

Net Investment Income (Loss)E	(0.04)		(0.06)	(0.06)	(0.07)	(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		2.02	(1.58)	(1.21)	(0.26)	1.11

Total from Investment Operations	0.38		1.96	(1.64)	(1.28)	(0.33)	1.10

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00F	0.00F	—	—	—

Net Asset Value End of Period	$6.20		$5.82	$3.86	$5.50	$6.81	$7.26

Total ReturnC	6.53	%B	50.78%	(29.82)%	(18.75)%	(4.82)%	17.15%
Net Assets End of Period (in thousands)	$77,157		$74,468	$34,148	$55,677	$54,319	$8,139
Ratio of Expenses to Average Net Assets	1.60	%A	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.62	%A	1.66%	1.78%	1.70%	1.79%	2.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.23	)%A	(1.24)%	(1.29)%	(1.21)%	(0.89)%	(0.11)%
Portfolio Turnover Rate	8%		19%	15%	19%	27%	176%

			Year Ended December 31,
Enterprise Equity Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.63		$3.76	$5.38	$6.69	$7.17	$6.43

Net Investment Income (Loss)E	(0.05)		(0.09)	(0.08)	(0.10)	(0.11)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		1.96	(1.54)	(1.18)	(0.25)	1.09

Total from Investment Operations	0.35		1.87	(1.62)	(1.28)	(0.36)	1.05

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00F		0.00F	—	—	—	—

Net Asset Value End of Period	$5.98		$5.63	$3.76	$5.38	$6.69	$7.17

Total ReturnD	6.22	%B	49.73%	(30.11)%	(19.09)%	(5.30)%	16.49%
Net Assets End of Period (in thousands)	$57,803		$54,939	$32,037	$52,441	$55,021	$11,431
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.22%	2.34%	2.25%	2.35%	3.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.78	)%A	(1.80)%	(1.84)%	(1.76)%	(1.44)%	(0.66)%
Portfolio Turnover Rate	8%		19%	15%	19%	27%	176%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$5.63		$3.76		$5.39		$6.69	$7.17	$6.44

Net Investment Income (Loss)E	(0.05)		(0.09)		(0.08)		(0.10)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		1.96		(1.55)		(1.17)	(0.26)	1.08

Total from Investment Operations	0.35		1.87		(1.63)		(1.27)	(0.36)	1.04

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.03)	(0.12)	(0.31)

Total Distributions	—		—		—		(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$5.98		$5.63		$3.76		$5.39	$6.69	$7.17

Total ReturnD	6.22	%B	49.73	%C	(30.24	)%C	(18.94)%	(5.30)%	16.30%
Net Assets End of Period (in thousands)	$43,757		$38,988		$21,557		$35,995	$32,620	$2,144
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.22%		2.34%		2.25%	2.33%	3.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.78	)%A	(1.80)%		(1.84)%		(1.76)%	(1.46)%	(0.64)%
Portfolio Turnover Rate	8%		19%		15%		19%	27%	176%

			Year Ended December 31,
Enterprise Equity Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.94		$3.93		$5.57	$6.85	$7.26	$6.43

Net Investment Income (Loss)E	(0.02)		(0.04)		(0.04)	(0.04)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.05		(1.60)	(1.21)	(0.26)	1.13

Total from Investment Operations	0.41		2.01		(1.64)	(1.25)	(0.29)	1.14

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—		—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$6.35		$5.94		$3.93	$5.57	$6.85	$7.26

Total Return	6.90	%B	51.15%		(29.44)%	(18.21)%	(4.26)%	17.89%
Net Assets End of Period (in thousands)	$4,202		$2,166		$918	$1,004	$376	$161
Ratio of Expenses to Average Net Assets	1.15	%A	1.15%		1.15%	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.19	%A	1.22%		1.35%	1.24%	1.37%	2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.77	)%A	(0.79)%		(0.83)%	(0.77)%	(0.43)%	0.21%
Portfolio Turnover Rate	8%		19%		15%	19%	27%	176%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.98		$18.40	$22.12	$25.72	$27.48	$26.89

Net Investment Income (Loss)E	0.14		0.25	0.19	0.20	0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.69		4.58	(3.55)	(3.24)	1.10	1.69

Total from Investment Operations	1.83		4.83	(3.36)	(3.04)	1.32	1.91

Dividends from Net Investment Income	(0.13)		(0.25)	(0.19)	(0.18)	(0.22)	(0.20)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.13)		(0.25)	(0.36)	(0.56)	(3.08)	(1.32)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$24.68		$22.98	$18.40	$22.12	$25.72	$27.48

Total ReturnC	7.96	%B	26.38%	(15.23)%	(11.83)%	5.44%	7.20%
Net Assets End of Period (in thousands)	$82,068		$70,505	$60,165	$79,215	$95,009	$111,395
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.60	%A	1.65%	1.67%	1.58%	1.52%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19	%A	1.33%	0.91%	0.84%	0.83%	0.76%
Portfolio Turnover Rate	35%		105%	41%	48%	33%	32%

			Year Ended December 31,
Enterprise Equity Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.60		$18.11	$21.77	$25.32	$27.10	$26.57

Net Investment Income (Loss)E	0.07		0.15	0.07	0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.65		4.49	(3.48)	(3.18)	1.09	1.65

Total from Investment Operations	1.72		4.64	(3.41)	(3.11)	1.16	1.71

Dividends from Net Investment Income	(0.06)		(0.15)	(0.08)	(0.06)	(0.08)	(0.06)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.06)		(0.15)	(0.25)	(0.44)	(2.94)	(1.18)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$24.26		$22.60	$18.11	$21.77	$25.32	$27.10

Total ReturnD	7.63	%B	25.68%	(15.67)%	(12.28)%	4.88%	6.55%
Net Assets End of Period (in thousands)	$40,007		$37,491	$30,879	$38,273	$40,221	$44,574
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.15	%A	2.19%	2.22%	2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	0.78%	0.36%	0.29%	0.28%	0.20%
Portfolio Turnover Rate	35%		105%	41%	48%	33%	32%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Equity Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$22.75		$18.23		$21.92		$25.49	$27.26	$26.70

Net Investment Income (Loss)E	0.08		0.15		0.07		0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.66		4.52		(3.51)		(3.20)	1.10	1.69

Total from Investment Operations	1.74		4.67		(3.44)		(3.13)	1.17	1.75

Dividends from Net Investment Income	(0.07)		(0.15)		(0.08)		(0.06)	(0.08)	(0.07)
Distributions from Capital Gains	—		—		(0.17)		(0.38)	(2.86)	(1.12)

Total Distributions	(0.07)		(0.15)		(0.25)		(0.44)	(2.94)	(1.19)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$24.42		$22.75		$18.23		$21.92	$25.49	$27.26

Total ReturnD	7.64	%B	25.70	%C	(15.69	)%C	(12.28)%	4.89%	6.64%
Net Assets End of Period (in thousands)	$10,848		$9,452		$6,829		$8,093	$8,391	$9,338
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.15	%A	2.19%		2.22%		2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.64	%A	0.78%		0.36%		0.29%	0.28%	0.20%
Portfolio Turnover Rate	35%		105%		41%		48%	33%	32%

			Year Ended December 31,
Enterprise Equity Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$22.97		$18.38	$22.10	$25.70	$27.46	$26.87

Net Investment Income (Loss)E	0.20		0.34	0.28	0.30	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	1.68		4.59	(3.55)	(3.23)	1.11	1.70

Total from Investment Operations	1.88		4.93	(3.27)	(2.93)	1.44	2.04

Dividends from Net Investment Income	(0.18)		(0.34)	(0.28)	(0.29)	(0.34)	(0.33)
Distributions from Capital Gains	—		—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.18)		(0.34)	(0.45)	(0.67)	(3.20)	(1.45)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$24.67		$22.97	$18.38	$22.10	$25.70	$27.46

Total Return	8.18	%B	26.99%	(14.85)%	(11.44)%	5.94%	7.69%
Net Assets End of Period (in thousands)	$430		$265	$273	$321	$125	$153
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.15	%A	1.20%	1.22%	1.15%	1.07%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.67	%A	1.79%	1.36%	1.28%	1.28%	1.20%
Portfolio Turnover Rate	35%		105%	41%	48%	33%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$15.86		$13.64	$17.78	$20.52	$24.55	$21.07

Net Investment Income (Loss)E	(0.03)		(0.03)	(0.05)	(0.06)	(0.09)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.63		2.25	(4.09)	(2.68)	(1.88)	4.73

Total from Investment Operations	0.60		2.22	(4.14)	(2.74)	(1.97)	4.61

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$16.46		$15.86	$13.64	$17.78	$20.52	$24.55

Total ReturnC	3.78	%B	16.28%	(23.28)%	(13.35)%	(7.94)%	22.08%
Net Assets End of Period (in thousands)	$1,035,217		$960,098	$689,196	$820,971	$1,029,590	$1,268,022
Ratio of Expenses to Average Net Assets	1.53	%A	1.55%	1.58%	1.49%	1.41%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38	)%A	(0.18)%	(0.30)%	(0.36)%	(0.41)%	(0.51)%
Portfolio Turnover Rate	28%		38%	43%	52%	65%	38%

			Year Ended December 31,
Enterprise Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$15.03		$13.00	$17.04	$19.76	$23.84	$20.62

Net Investment Income (Loss)E	(0.07)		(0.10)	(0.13)	(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	0.59		2.13	(3.91)	(2.56)	(1.81)	4.59

Total from Investment Operations	0.52		2.03	(4.04)	(2.72)	(2.02)	4.35

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$15.55		$15.03	$13.00	$17.04	$19.76	$23.84

Total ReturnD	3.46	%B	15.62%	(23.71)%	(13.77)%	(8.40)%	21.30%
Net Assets End of Period (in thousands)	$435,202		$461,562	$426,757	$605,432	$736,423	$811,706
Ratio of Expenses to Average Net Assets	2.08	%A	2.10%	2.12%	2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93	)%A	(0.73)%	(0.85)%	(0.91)%	(0.95)%	(1.06)%
Portfolio Turnover Rate	28%		38%	43%	52%	65%	38%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$15.24		$13.18		$17.27		$20.04	$24.14	$20.87

Net Investment Income (Loss)E	(0.07)		(0.10)		(0.13)		(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	0.60		2.16		(3.96)		(2.61)	(1.83)	4.64

Total from Investment Operations	0.53		2.06		(4.09)		(2.77)	(2.04)	4.40

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(2.06)	(1.13)

Total Distributions	—		—		—		—	(2.06)	(1.13)

Net Asset Value End of Period	$15.77		$15.24		$13.18		$17.27	$20.04	$24.14

Total ReturnD	3.48	%B	15.63	%C	(23.68	)%C	(13.82)%	(8.38)%	21.28%
Net Assets End of Period (in thousands)	$211,992		$211,086		$174,419		$214,230	$253,834	$294,683
Ratio of Expenses to Average Net Assets	2.08	%A	2.10%		2.13%		2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93	)%A	(0.73)%		(0.85)%		(0.91)%	(0.96)%	(1.07)%
Portfolio Turnover Rate	28%		38%		43%		52%	65%	38%

			Year Ended December 31,
Enterprise Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$16.53		$14.15	$18.37	$21.10	$25.06	$21.41

Net Investment Income (Loss)E	0.01		(0.04)	0.02	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.65		2.42	(4.24)	(2.75)	(1.91)	4.80

Total from Investment Operations	0.66		2.38	(4.22)	(2.73)	(1.90)	4.78

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	—	(2.06)	(1.13)

Total Distributions	—		—	—	—	(2.06)	(1.13)

Net Asset Value End of Period	$17.19		$16.53	$14.15	$18.37	$21.10	$25.06

Total Return	3.99	%B	16.82%	(22.97)%	(12.94)%	(7.49)%	22.52%
Net Assets End of Period (in thousands)	$59,586		$56,846	$41,255	$52,671	$66,749	$86,826
Ratio of Expenses to Average Net Assets	1.08	%A	1.10%	1.13%	1.04%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07	%A	0.27%	0.15%	0.09%	0.03%	(0.07)%
Portfolio Turnover Rate	28%		38%	43%	52%	65%	38%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth and Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$30.52		$24.11	$32.88	$38.55	$38.57	$29.01

Net Investment Income (Loss)E	0.02		0.09	0.03	0.07	0.06	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.88		6.35	(8.80)	(5.59)	(0.08)	9.57

Total from Investment Operations	0.90		6.44	(8.77)	(5.52)	(0.02)	9.57

Dividends from Net Investment Income	—		(0.03)	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		(0.03)	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$31.42		$30.52	$24.11	$32.88	$38.55	$38.57

Total ReturnC	2.95	%B	26.71%	(26.67)%	(14.32)%	(0.05)%	32.97%
Net Assets End of Period (in thousands)	$67,737		$60,352	$50,361	$84,159	$94,885	$65,759
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.68	%A	1.74%	1.71%	1.59%	1.54%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13	%A	0.37%	0.11%	0.21%	0.15%	0.00%
Portfolio Turnover Rate	20%		118%	17%	3%	10%	3%

			Year Ended December 31,
Enterprise Growth and Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$29.60		$23.49	$32.22	$37.99	$38.20	$28.90

Net Investment Income (Loss)E	(0.06)		(0.05)	(0.12)	(0.12)	(0.16)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	0.86		6.16	(8.61)	(5.50)	(0.05)	9.49

Total from Investment Operations	0.80		6.11	(8.73)	(5.62)	(0.21)	9.31

Dividends from Net Investment Income	—		—	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		—	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$30.40		$29.60	$23.49	$32.22	$37.99	$38.20

Total ReturnD	2.70	%B	26.01%	(27.09)%	(14.80)%	(0.55)%	32.20%
Net Assets End of Period (in thousands)	$80,163		$84,510	$73,049	$118,866	$124,127	$74,597
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.23	%A	2.29%	2.26%	2.14%	2.09%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.42	)%A	(0.18)%	(0.43)%	(0.35)%	(0.40)%	(0.56)%
Portfolio Turnover Rate	20%		118%	17%	3%	10%	3%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth and Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$29.64		$23.52		$32.25		$38.03	$38.24	$28.91

Net Investment Income (Loss)E	(0.06)		(0.05)		(0.12)		(0.12)	(0.16)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	0.85		6.17		(8.61)		(5.51)	(0.05)	9.53

Total from Investment Operations	0.79		6.12		(8.73)		(5.63)	(0.21)	9.34

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		(0.15)	—	(0.01)

Total Distributions	—		—		—		(0.15)	—	(0.01)

Net Asset Value End of Period	$30.43		$29.64		$23.52		$32.25	$38.03	$38.24

Total ReturnD	2.67	%B	26.02	%C	(27.07	)%C	(14.81)%	(0.55)%	32.29%
Net Assets End of Period (in thousands)	$16,057		$15,884		$13,380		$22,263	$22,239	$13,710
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.23	%A	2.29%		2.26%		2.14%	2.09%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.42	)%A	(0.18)%		(0.43)%		(0.35)%	(0.40)%	(0.58)%
Portfolio Turnover Rate	20%		118%		17%		3%	10%	3%

			Year Ended December 31,
Enterprise Growth and Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$31.26		$24.67	$33.50	$39.08	$38.91	$29.13

Net Investment Income (Loss)E	0.09		0.22	0.16	0.23	0.23	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.90		6.52	(8.99)	(5.66)	(0.06)	9.65

Total from Investment Operations	0.99		6.74	(8.83)	(5.43)	0.17	9.79

Dividends from Net Investment Income	—		(0.15)	—	—	—	—
Distributions from Capital Gains	—		—	—	(0.15)	—	(0.01)

Total Distributions	—		(0.15)	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$32.25		$31.26	$24.67	$33.50	$39.08	$38.91

Total Return	3.17	%B	27.33%	(26.36)%	(13.90)%	0.44%	33.59%
Net Assets End of Period (in thousands)	$18,397		$17,118	$10,011	$13,217	$16,892	$17,116
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.23	%A	1.29%	1.26%	1.14%	1.09%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57	%A	0.81%	0.56%	0.66%	0.58%	0.41%
Portfolio Turnover Rate	20%		118%	17%	3%	10%	3%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise International Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$13.39		$10.30	$12.82	$18.35	$23.81	$18.89

Net Investment Income (Loss)E	0.05		0.01	0.04	(0.07)	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.34)		3.04	(2.58)	(5.49)	(4.53)	7.37

Total from Investment Operations	(0.29)		3.05	(2.54)	(5.56)	(4.69)	7.26

Dividends from Net Investment Income	—		—	—	—	—	(0.16)
Distributions from Capital Gains	—		—	—	—	(0.77)	(2.18)

Total Distributions	—		—	—	—	(0.77)	(2.34)

Redemption Fees	0.00	F	0.04	0.02	0.03	—	—

Net Asset Value End of Period	$13.10		$13.39	$10.30	$12.82	$18.35	$23.81

Total ReturnC	(2.17	)%B	30.00%	(19.66)%	(30.14)%	(19.75)%	39.76%
Net Assets End of Period (in thousands)	$33,798		$30,444	$23,226	$34,589	$49,770	$55,426
Ratio of Expenses to Average Net Assets	1.83	%A	1.85%	1.85%	1.96%	1.85%	1.94%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.83	%A	1.95%	2.10%	1.96%	1.85%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.73	%A	0.06%	0.35%	(0.50)%	(0.76)%	(0.53)%
Portfolio Turnover Rate	83%		56%	182%	99%	66%	131%

			Year Ended December 31,
Enterprise International Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001		2000	1999
Net Asset Value Beginning of Period	$12.78		$9.89	$12.40	$17.89		$23.40	$18.62

Net Investment Income (Loss)E	0.01		(0.05)	(0.02)	(0.16)		(0.27)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)		2.87	(2.49)	(5.33)		(4.47)	7.23

Total from Investment Operations	(0.30)		2.82	(2.51)	(5.49)		(4.74)	7.02

Dividends from Net Investment Income	—		—	—	—		—	(0.06)
Distributions from Capital Gains	—		—	—	—		(0.77)	(2.18)

Total Distributions	—		—	—	—		(0.77)	(2.24)

Redemption Fees	0.00	F	0.07	—	—		—	—

Net Asset Value End of Period	$12.48		$12.78	$9.89	$12.40		$17.89	$23.40

Total ReturnD	(2.35	)%B	29.22%	(20.24)%	(30.69	)%B	(20.32)%	39.02%
Net Assets End of Period (in thousands)	$19,294		$21,726	$16,905	$21,738		$26,569	$23,475
Ratio of Expenses to Average Net Assets	2.38	%A	2.40%	2.40%	2.53%		2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.38	%A	2.50%	2.65%	2.53%		2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14	%A	(0.49)%	(0.21)%	(1.13)%		(1.32)%	(1.10)%
Portfolio Turnover Rate	83%		56%	182%	99%		66%	131%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise International Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.88		$9.97		$12.50		$18.04	$23.59	$18.77

Net Investment Income (Loss)E	0.01		(0.05)		(0.02)		(0.15)	(0.27)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	(0.33)		2.89		(2.52)		(5.39)	(4.51)	7.29

Total from Investment Operations	(0.32)		2.84		(2.54)		(5.54)	(4.78)	7.07

Dividends from Net Investment Income	—		—		—		—	—	(0.07)
Distributions from Capital Gains	—		—		—		—	(0.77)	(2.18)

Total Distributions	—		—		—		—	(0.77)	(2.25)

Redemption Fees	0.00	F	0.07		0.01		—	—	—

Net Asset Value End of Period	$12.56		$12.88		$9.97		$12.50	$18.04	$23.59

Total ReturnD	(2.48	)%B	29.19	%C	(20.24	)%C	(30.71)%	(20.33)%	38.95%
Net Assets End of Period (in thousands)	$8,955		$8,718		$6,375		$8,512	$7,750	$5,771
Ratio of Expenses to Average Net Assets	2.38	%A	2.40%		2.40%		2.52%	2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.38	%A	2.50%		2.65%		2.52%	2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17	%A	(0.51)%		(0.19)%		(1.12)%	(1.32)%	(1.12)%
Portfolio Turnover Rate	83%		56%		182%		99%	66%	131%

			Year Ended December 31,
Enterprise International Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$13.56		$10.39	$12.90	$18.41	$23.82	$18.88

Net Investment Income (Loss)E	0.08		0.06	0.09	(0.02)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(0.34)		3.04	(2.61)	(5.49)	(4.58)	7.40

Total from Investment Operations	(0.26)		3.10	(2.52)	(5.51)	(4.64)	7.37

Dividends from Net Investment Income	—		—	—	—	—	(0.25)
Distributions from Capital Gains	—		—	—	—	(0.77)	(2.18)

Total Distributions	—		—	—	—	(0.77)	(2.43)

Redemption Fees	0.00	F	0.07	0.01	—	—	—

Net Asset Value End of Period	$13.30		$13.56	$10.39	$12.90	$18.41	$23.82

Total Return	(1.92	)%B	30.51%	(19.46)%	(29.93)%	(19.53)%	40.39%
Net Assets End of Period (in thousands)	$16,083		$15,097	$10,616	$13,797	$20,515	$20,738
Ratio of Expenses to Average Net Assets	1.38	%A	1.40%	1.40%	1.53%	1.39%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.38	%A	1.50%	1.65%	1.53%	1.39%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.18	%A	0.50%	0.80%	(0.12)%	0.30%	(0.14)%
Portfolio Turnover Rate	83%		56%	182%	99%	66%	131%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.97		$5.11		$5.82	$6.62	$5.58	$6.05

Net Investment Income (Loss)E	0.05		0.07		0.09	0.04	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.26		1.88		(0.63)	(0.60)	1.17	(0.37)

Total from Investment Operations	0.31		1.95		(0.54)	(0.56)	1.22	(0.31)

Dividends from Net Investment Income	—		(0.07)		(0.08)	(0.05)	(0.05)	(0.04)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.09)		(0.17)	(0.24)	(0.18)	(0.16)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.28		$6.97		$5.11	$5.82	$6.62	$5.58

Total ReturnC	4.45	%B	38.21%		(9.21)%	(8.37)%	21.90%	(5.01)%
Net Assets End of Period (in thousands)	$12,628		$11,152		$8,760	$13,715	$15,674	$5,179
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75%	1.75%	1.75%	1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.90	%A	1.96%		1.99%	1.92%	2.03%	2.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50	%A	1.32%		1.55%	0.67%	0.90%	1.00%
Portfolio Turnover Rate	16%		87%		9%	56%	26%	16%

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.92		$5.08		$5.78	$6.57	$5.55	$6.03

Net Investment Income (Loss)E	0.03		0.04		0.05	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.25		1.86		(0.61)	(0.59)	1.15	(0.37)

Total from Investment Operations	0.28		1.90		(0.56)	(0.58)	1.17	(0.34)

Dividends from Net Investment Income	—		(0.04)		(0.05)	(0.02)	(0.02)	(0.02)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.06)		(0.14)	(0.21)	(0.15)	(0.14)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.20		$6.92		$5.08	$5.78	$6.57	$5.55

Total ReturnD	4.05	%B	37.41%		(9.58)%	(8.84)%	21.18%	(5.50)%
Net Assets End of Period (in thousands)	$10,629		$10,264		$7,725	$9,429	$10,252	$4,661
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%	2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.45	%A	2.51%		2.55%	2.47%	2.61%	3.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.95	%A	0.77%		0.96%	0.14%	0.31%	0.44%
Portfolio Turnover Rate	16%		87%		9%	56%	26%	16%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year ended December 31,
Enterprise Global Financial Services Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$6.90		$5.07		$5.78		$6.57	$5.56	$6.03

Net Investment Income (Loss)E	0.03		0.05		0.06		0.01	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.25		1.85		(0.63)		(0.59)	1.15	(0.34)

Total from Investment Operations	0.28		1.90		(0.57)		(0.58)	1.17	(0.32)

Dividends from Net Investment Income	—		(0.05)		(0.05)		(0.02)	(0.03)	(0.03)
Distributions from Capital Gains	—		(0.02)		(0.09)		(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.07)		(0.14)		(0.21)	(0.16)	(0.15)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$7.18		$6.90		$5.07		$5.78	$6.57	$5.56

Total ReturnD	4.06	%B	37.48	%C	(9.80	)%C	(8.73)%	21.07%	(5.31)%
Net Assets End of Period (in thousands)	$3,330		$2,980		$1,553		$2,056	$1,903	$718
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.45	%A	2.49%		2.54%		2.47%	2.59%	3.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.97	%A	0.65%		0.98%		0.10%	0.27%	0.39%
Portfolio Turnover Rate	16%		87%		9%		56%	26%	16%

			Year ended December 31,
Enterprise Global Financial Services Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.98		$5.12		$5.84	$6.64	$5.59	$6.05

Net Investment Income (Loss)E	0.07		0.10		0.11	0.07	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.26		1.87		(0.63)	(0.60)	1.17	(0.38)

Total from Investment Operations	0.33		1.97		(0.52)	(0.53)	1.25	(0.28)

Dividends from Net Investment Income	—		(0.09)		(0.11)	(0.08)	(0.07)	(0.06)
Distributions from Capital Gains	—		(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	—		(0.11)		(0.20)	(0.27)	(0.20)	(0.18)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$7.31		$6.98		$5.12	$5.84	$6.64	$5.59

Total Return	4.73	%B	38.67%		(8.80)%	(7.89)%	22.39%	(4.51)%
Net Assets End of Period (in thousands)	$8,371		$7,941		$5,754	$6,258	$6,770	$5,477
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.45	%A	1.51%		1.55%	1.47%	1.65%	2.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.94	%A	1.78%		1.96%	1.12%	1.36%	1.63%
Portfolio Turnover Rate	16%		87%		9%	56%	26%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002		2001	For the Period 09/29/00 through 12/31/00
Net Asset Value Beginning of Period	$8.96		$7.09	$8.69		$9.75	$10.00

Net Investment Income (Loss)E	0.05		0.01	0.00	F	0.01	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.20		1.86	(1.63)		(1.05)	(0.33)

Total from Investment Operations	0.25		1.87	(1.63)		(1.04)	(0.25)

Dividends from Net Investment Income	—		—	—		—	—
Distributions from Capital Gains	—		—	—		(0.02)	—

Total Distributions	—		—	—		(0.02)	—

Redemption Fees	0.00	F	—	0.03		—	—

Net Asset Value End of Period	$9.21		$8.96	$7.09		$8.69	$9.75

Total ReturnC	2.79	%B	26.38%	(18.41)%		(10.70)%	(2.50	)%B
Net Assets End of Period (in thousands)	$4,817		$3,640	$2,314		$2,053	$1,103
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%	1.75%		1.75%	1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.60	%A	3.28%	3.55%		4.05%	13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.99	%A	0.08%	0.01%		0.10%	0.88	%A
Portfolio Turnover Rate	22%		39%	32%		44%	16%

			Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	For the Period 09/29/00 through 12/31/00
Net Asset Value Beginning of Period	$8.80		$7.00	$8.62	$9.74	$10.00

Net Investment Income (Loss)E	0.02		(0.04)	(0.04)	(0.04)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.20		1.84	(1.60)	(1.06)	(0.29)

Total from Investment Operations	0.22		1.80	(1.64)	(1.10)	(0.26)

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(0.02)	—

Total Distributions	—		—	—	(0.02)	—

Redemption Fees	0.00	F	—	0.02	—	—

Net Asset Value End of Period	$9.02		$8.80	$7.00	$8.62	$9.74

Total ReturnD	2.50	%B	25.71%	(18.79)%	(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$2,199		$1,903	$1,057	$1,036	$588
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%	2.30%	2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.15	%A	3.83%	4.08%	4.61%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42	%A	(0.48)%	(0.53)%	(0.43)%	0.33	%A
Portfolio Turnover Rate	22%		39%	32%	44%	16%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	For the Period 09/29/00 through 12/31/00
Net Asset Value Beginning of Period	$8.79		$6.99		$8.62		$9.74	$10.00

Net Investment Income (Loss)E	0.02		(0.04)		(0.04)		(0.04)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.21		1.84		(1.61)		(1.06)	(0.30)

Total from Investment Operations	0.23		1.80		(1.65)		(1.10)	(0.26)

Dividends from Net Investment Income	—		—		—		—	—
Distributions from Capital Gains	—		—		—		(0.02)	—

Total Distributions	—		—		—		(0.02)	—

Redemption Fees	0.00	F	—		0.02		—	—

Net Asset Value End of Period	$9.02		$8.79		$6.99		$8.62	$9.74

Total ReturnD	2.62	%B	25.75	%C	(18.91	)%C	(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$2,039		$1,439		$632		$475	$361
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.15	%A	3.80%		4.14%		4.63%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44	%A	(0.51)%		(0.57)%		(0.43)%	0.45	%A
Portfolio Turnover Rate	22%		39%		32%		44%	16%

			Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	For the Period 09/29/00 through 12/31/00
Net Asset Value Beginning of Period	$9.10		$7.17	$8.74	$9.76	$10.00

Net Investment Income (Loss)E	0.06		(0.04)	0.03	0.05	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.21		1.97	(1.62)	(1.05)	(0.36)

Total from Investment Operations	0.27		1.93	(1.59)	(1.00)	(0.24)

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(0.02)	—

Total Distributions	—		—	—	(0.02)	—

Redemption Fees	0.00	F	—	0.02	—	—

Net Asset Value End of Period	$9.37		$9.10	$7.17	$8.74	$9.76

Total Return	2.97	%B	26.92%	(17.96)%	(10.28)%	(2.40	)%B
Net Assets End of Period (in thousands)	$1,196		$225	$126	$120	$98
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%	1.30%	1.30%	1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.99	%A	2.80%	3.12%	3.63%	12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48	%A	0.50%	0.44%	0.57%	1.59	%A
Portfolio Turnover Rate	22%		39%	32%	44%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$11.05		$9.70	$10.10	$10.00

Net Investment Income (Loss)E	(0.02)		(0.06)	(0.02)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.12		1.56	(0.31)	0.21

Total from Investment Operations	0.10		1.50	(0.33)	0.22

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00F		—	—	—

Net Asset Value End of Period	$11.15		$11.05	$9.70	$10.10

Total ReturnC	0.90	%B	15.45%	(3.28)%	2.22	%B
Net Assets End of Period (in thousands)	$112,561		$67,912	$31,022	$23,876
Ratio of Expenses to Average Net Assets	1.73	%A	1.76%	1.83%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.73	%A	1.76%	1.83%	2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.40	)%A	(0.57)%	(0.16)%	0.16	%A
Portfolio Turnover Rate	86%		233%	184%	238%

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.87		$9.59	$10.05	$10.00

Net Investment Income (Loss)E	(0.05)		(0.11)	(0.07)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.12		1.54	(0.32)	0.20

Total from Investment Operations	0.07		1.43	(0.39)	0.17

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00F		—	—	—

Net Asset Value End of Period	$10.94		$10.87	$9.59	$10.05

Total ReturnD	0.64	%B	14.90%	(3.89)%	1.72	%B
Net Assets End of Period (in thousands)	$44,984		$35,564	$23,554	$21,195
Ratio of Expenses to Average Net Assets	2.27	%A	2.31%	2.38%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A	2.31%	2.38%	2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.94	)%A	(1.12)%	(0.71)%	(0.37	)%A
Portfolio Turnover Rate	86%		233%	184%	238%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.87		$9.60		$10.05		$10.00

Net Investment Income (Loss)E	(0.05)		(0.11)		(0.07)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.12		1.53		(0.31)		0.20

Total from Investment Operations	0.07		1.42		(0.38)		0.17

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		(0.15)		(0.07)		(0.12)

Total Distributions	—		(0.15)		(0.07)		(0.12)

Redemption Fees	0.00F		—		—		—

Net Asset Value End of Period	$10.94		$10.87		$9.60		$10.05

Total ReturnD	0.64	%B	14.78	%C	(3.79	)%C	1.72	%B
Net Assets End of Period (in thousands)	$66,783		$42,882		$18,229		$11,543
Ratio of Expenses to Average Net Assets	2.28	%A	2.31%		2.39%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28	%A	2.31%		2.39%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.97	)%A	(1.12)%		(0.72)%		(0.37	)%A
Portfolio Turnover Rate	86%		233%		184%		238%

			Year Ended December 31,
Enterprise Mergers and Acquisitions Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$11.19		$9.77	$10.13	$10.00

Net Investment Income (Loss)E	0.00		(0.01)	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.13		1.58	(0.32)	0.19

Total from Investment Operations	0.13		1.57	(0.29)	0.25

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		(0.15)	(0.07)	(0.12)

Total Distributions	—		(0.15)	(0.07)	(0.12)

Redemption Fees	0.00F		—	—	—

Net Asset Value End of Period	$11.32		$11.19	$9.77	$10.13

Total Return	1.16	%B	16.06%	(2.87)%	2.52	%B
Net Assets End of Period (in thousands)	$9,374		$4,885	$1,014	$724
Ratio of Expenses to Average Net Assets	1.29	%A	1.31%	1.38%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.29	%A	1.31%	1.38%	1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%A	(0.11)%	0.30%	0.68	%A
Portfolio Turnover Rate	86%		233%	184%	238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Technology Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001		2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.34		$5.28		$10.22		$15.47		$31.72	$10.00

Net Investment Income (Loss)E	(0.09)		(0.12)		(0.12)		(0.17)		(0.47)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.12		4.18		(4.82)		(5.08)		(15.68)	22.19

Total from Investment Operations	0.03		4.06		(4.94)		(5.25)		(16.15)	22.07

Dividends from Net Investment Income	—		—		—		—		—	—
Distributions from Capital Gains	—		—		—		—		(0.10)	(0.35)

Total Distributions	—		—		—		—		(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$9.37		$9.34		$5.28		$10.22		$15.47	$31.72

Total ReturnC	0.32	%B	76.89%		(48.34)%		(33.94)%		(51.10)%	220.79	%B
Net Assets End of Period (in thousands)	$32,755		$33,008		$18,684		$49,028		$90,800	$119,283
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90%		1.90%		1.86%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.18	%A	2.34%		2.56%		2.11%		1.86%	2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.83	)%A	(1.65)%		(1.68)%		(1.36)%		(1.64)%	(1.28	)%A
Portfolio Turnover Rate	107%		233%		322%		331%		256%	31%

			Year Ended December 31,
Enterprise Technology Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.13		$5.19		$10.10	$15.36	$31.65	$10.00

Net Investment Income (Loss)E	(0.11)		(0.16)		(0.15)	(0.23)	(0.62)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	0.11		4.10		(4.76)	(5.03)	(15.57)	22.18

Total from Investment Operations	0.00		3.94		(4.91)	(5.26)	(16.19)	22.00

Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(0.10)	(0.35)

Total Distributions	—		—		—	—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.13		$9.13		$5.19	$10.10	$15.36	$31.65

Total ReturnD	0.00	%B	75.92%		(48.61)%	(34.24)%	(51.34)%	220.09	%B
Net Assets End of Period (in thousands)	$41,179		$45,001		$26,016	$57,356	$98,049	$107,176
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%	2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.73	%A	2.89%		3.12%	2.66%	2.41%	2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.38	)%A	(2.21)%		(2.23)%	(1.91)%	(2.20)%	(1.85	)%A
Portfolio Turnover Rate	107%		233%		322%	331%	256%	31%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Technology Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.12		$5.19		$10.09		$15.35	$31.65	$10.00

Net Investment Income (Loss)E	(0.11)		(0.16)		(0.15)		(0.23)	(0.63)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	0.12		4.09		(4.75)		(5.03)	(15.57)	22.17

Total from Investment Operations	0.01		3.93		(4.90)		(5.26)	(16.20)	22.00

Dividends from Net Investment Income	—		—		—		—	—	—
Distributions from Capital Gains	—		—		—		—	(0.10)	(0.35)

Total Distributions	—		—		—		—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.13		$9.12		$5.19		$10.09	$15.35	$31.65

Total ReturnD	0.11	%B	75.72	%C	(48.56	)%C	(34.27)%	(51.37)%	220.09	%B
Net Assets End of Period (in thousands)	$11,296		$11,916		$6,211		$15,021	$31,162	$35,448
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%		2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.73	%A	2.88%		3.11%		2.66%	2.41%	2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.38	)%A	(2.20)%		(2.23)%		(1.90)%	(2.20)%	(1.84	)%A
Portfolio Turnover Rate	107%		233%		322%		331%	256%	31%

			Year Ended December 31,
Enterprise Technology Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	For the Period 07/1/99 through 12/31/99
Net Asset Value Beginning of Period	$9.55		$5.38		$10.35	$15.60	$31.82	$10.00

Net Investment Income (Loss)E	(0.07)		(0.09)		(0.08)	(0.11)	(0.34)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.12		4.26		(4.89)	(5.14)	(15.78)	22.23

Total from Investment Operations	0.05		4.17		(4.97)	(5.25)	(16.12)	22.17

\Dividends from Net Investment Income	—		—		—	—	—	—
Distributions from Capital Gains	—		—		—	—	(0.10)	(0.35)

Total Distributions	—		—		—	—	(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.60		$9.55		$5.38	$10.35	$15.60	$31.82

Total Return	0.52	%B	77.51%		(48.02)%	(33.65)%	(50.84)%	221.79	%B
Net Assets End of Period (in thousands)	$616		$682		$341	$430	$605	$1,381
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%		1.45%	1.45%	1.39%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.87	%A	1.87%		2.12%	1.66%	1.39%	1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21	)%A	(1.21)%		(1.20)%	(0.93)%	(1.16)%	(0.68	)%A
Portfolio Turnover Rate	107%		233%		322%	331%	256%	31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.61		$5.54	$7.08	$8.03	$9.06	$9.26

Net Investment Income (Loss)E	0.02		0.04	0.01	(0.01)	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.13		1.09	(1.55)	(0.94)	(0.03)	0.61

Total from Investment Operations	0.15		1.13	(1.54)	(0.95)	0.03	0.67

Dividends from Net Investment Income	—		(0.06)	—	—	(0.07)	(0.06)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.06)	—	—	(1.06)	(0.87)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.76		$6.61	$5.54	$7.08	$8.03	$9.06

Total ReturnC	2.27	%B	20.35%	(21.75)%	(11.83)%	0.46%	7.40%
Net Assets End of Period (in thousands)	$62,816		$57,797	$47,471	$82,109	$104,057	$144,519
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%	1.49%	1.50%	1.51%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.74	%A	1.78%	1.73%	1.58%	1.52%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.51	%A	0.67%	0.24%	(0.08)%	0.77%	0.60%
Portfolio Turnover Rate	34%		78%	88%	130%	22%	95%

			Year Ended December 31,
Enterprise Managed Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.46		$5.42	$6.96	$7.93	$8.96	$9.17

Net Investment Income (Loss)E	0.00		0.01	(0.02)	(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.13		1.05	(1.52)	(0.92)	(0.04)	0.61

Total from Investment Operations	0.13		1.06	(1.54)	(0.97)	(0.02)	0.61

Dividends from Net Investment Income	—		(0.02)	—	—	(0.02)	(0.01)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.02)	—	—	(1.01)	(0.82)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.59		$6.46	$5.42	$6.96	$7.93	$8.96

Total ReturnD	2.01	%B	19.59%	(22.13)%	(12.23)%	(0.12)%	6.75%
Net Assets End of Period (in thousands)	$57,851		$65,876	$61,098	$93,248	$111,848	$149,098
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%	2.03%	2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28	%A	2.33%	2.28%	2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03	)%A	0.14%	(0.30)%	(0.63)%	0.23%	0.04%
Portfolio Turnover Rate	34%		78%	88%	130%	22%	95%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$6.44		$5.41		$6.96		$7.93	$8.96	$9.09

Net Investment Income (Loss)E	0.00		0.01		(0.02)		(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.13		1.05		(1.53)		(0.92)	(0.04)	0.68

Total from Investment Operations	0.13		1.06		(1.55)		(0.97)	(0.02)	0.68

Dividends from Net Investment Income	—		(0.03)		—		—	(0.02)	—
Distributions from Capital Gains	—		—		—		—	(0.99)	(0.81)

Total Distributions	—		(0.03)		—		—	(1.01)	(0.81)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$6.57		$6.44		$5.41		$6.96	$7.93	$8.96

Total ReturnD	2.02	%B	19.59	%C	(22.27	)%C	(12.23)%	(0.15)%	7.64%
Net Assets End of Period (in thousands)	$6,748		$6,149		$3,513		$5,597	$7,382	$9,957
Ratio of Expenses to Average Net Assets	2.00	%A	2.00%		2.04%		2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29	%A	2.33%		2.28%		2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04	)%A	0.09%		(0.31)%		(0.63)%	0.23%	0.05%
Portfolio Turnover Rate	34%		78%		88%		130%	22%	95%

			Year Ended December 31,
Enterprise Managed Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$6.65		$5.57	$7.10	$8.01	$9.05	$9.25

Net Investment Income (Loss)E	0.03		0.07	0.02	0.03	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.14		1.09	(1.55)	(0.94)	(0.04)	0.62

Total from Investment Operations	0.17		1.16	(1.53)	(0.91)	0.06	0.72

Dividends from Net Investment Income	—		(0.08)	—	—	(0.11)	(0.11)
Distributions from Capital Gains	—		—	—	—	(0.99)	(0.81)

Total Distributions	—		(0.08)	—	—	(1.10)	(0.92)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$6.82		$6.65	$5.57	$7.10	$8.01	$9.05

Total Return	2.56	%B	20.91%	(21.55)%	(11.36)%	0.83%	7.94%
Net Assets End of Period (in thousands)	$382		$374	$172	$43,417	$54,761	$81,090
Ratio of Expenses to Average Net Assets	1.00	%A	1.00%	1.05%	1.05%	1.06%	1.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.29	%A	1.33%	1.20%	1.13%	1.07%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.96	%A	1.10%	0.28%	0.37%	1.23%	1.04%
Portfolio Turnover Rate	34%		78%	88%	130%	22%	95%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Strategic Allocation Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.90		$7.91	$10.15	$10.00

Net Investment Income (Loss)E	0.01		0.01	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.23		1.99	(2.26)	0.17

Total From Investment Operations	0.24		2.00	(2.24)	0.17

Dividends from Net Investment Income	—		(0.01)	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		(0.01)	—	(0.02)

Net Asset Value End of Period	$10.14		$9.90	$7.91	$10.15

Total ReturnC	2.42	%B	25.23%	(22.07)%	1.72	%B
Net Assets End of Period (in thousands)	$15,197		$13,303	$7,779	$8,182
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.85	%A	2.03%	2.18%	4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21	%A	0.37%	0.27%	0.06	%A
Portfolio Turnover Rate	8%		9%	23%	18%

			Year Ended December 31,
Strategic Allocation Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.79		$7.86	$10.14	$10.00

Net Investment Income (Loss)E	(0.02)		(0.02)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.23		1.95	(2.26)	0.18

Total From Investment Operations	0.21		1.93	(2.28)	0.16

Dividends from Net Investment Income	—		—	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		—	—	(0.02)

Net Asset Value End of Period	$10.00		$9.79	$7.86	$10.14

Total ReturnD	2.15	%B	24.55%	(22.49)%	1.62	%B
Net Assets End of Period (in thousands)	$13,727		$13,260	$8,435	$5,318
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.40	%A	2.59%	2.73%	4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35	)%A	(0.19)%	(0.24)%	(0.47	)%A
Portfolio Turnover Rate	8%		9%	23%	18%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Strategic Allocation Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.78		$7.86		$10.14		$10.00

Net Investment Income (Loss)E	(0.02)		(0.02)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.94		(2.26)		0.18

Total From Investment Operations	0.22		1.92		(2.28)		0.16

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.02)

Total Distributions	—		—		—		(0.02)

Net Asset Value End of Period	$10.00		$9.78		$7.86		$10.14

Total ReturnD	2.25	%B	24.43	%C	(22.49	)%C	1.62	%B
Net Assets End of Period (in thousands)	$8,131		$7,220		$4,117		$3,148
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.40	%A	2.58%		2.73%		4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34	)%A	(0.18)%		(0.26)%		(0.48	)%A
Portfolio Turnover Rate	8%		9%		23%		18%

			Year Ended December 31,
Strategic Allocation Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$9.98		$7.97	$10.17	$10.00

Net Investment Income (Loss)E	0.03		0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.24		1.98	(2.26)	0.17

Total From Investment Operations	0.27		2.05	(2.20)	0.19

Dividends from Net Investment Income	—		(0.04)	—	—
Distributions from Capital Gains	—		—	—	(0.02)

Total Distributions	—		(0.04)	—	(0.02)

Net Asset Value End of Period	$10.25		$9.98	$7.97	$10.17

Total Return	2.71	%B	25.72%	(21.63)%	1.92	%B
Net Assets End of Period (in thousands)	$1,384		$1,355	$1,124	$1,224
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%	1.05%	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.40	%A	1.59%	1.74%	3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65	%A	0.81%	0.72%	0.50	%A
Portfolio Turnover Rate	8%		9%	23%	18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Government Securities Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$12.67		$12.88		$12.38	$12.11	$11.57	$12.15

Net Investment Income (Loss)	0.23		0.49		0.59	0.66	0.65	0.65
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)		(0.22)		0.48	0.24	0.54	(0.58)

Total from Investment Operations	0.01		0.27		1.07	0.90	1.19	0.07

Dividends from Net Investment Income	(0.23)		(0.45)		(0.58)	(0.64)	(0.65)	(0.65)
Distributions from Capital Gains	0.00		(0.03)		—	—	—	—

Total Distributions	(0.23)		(0.48)		(0.58)	(0.64)	(0.65)	(0.65)

Redemption Fees	0.00	F	0.00	F	0.01	0.01	—	—

Net Asset Value End of Period	$12.45		$12.67		$12.88	$12.38	$12.11	$11.57

Total ReturnC	0.07	%B	2.13%		8.96%	7.67%	10.69%	0.58%
Net Assets End of Period (in thousands)	$110,829		$110,070		$125,270	$94,130	$80,994	$73,706
Ratio of Expenses to Average Net Assets	1.25	%A	1.25%		1.27%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.49	%A	1.49%		1.47%	1.37%	1.36%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.70	%A	3.82%		4.70%	5.32%	5.58%	5.46%
Portfolio Turnover Rate	7%		50%		11%	15%	7%	11%

			Year Ended December 31,
Enterprise Government Securities Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)	0.20		0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)		(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	(0.02)		0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.19)		(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	0.00		(0.03)		—		—	—	—

Total Distributions	(0.19)		(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00	F	0.00	F	0.00	F	—	—	—

Net Asset Value End of Period	$12.44		$12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	(0.13	)%B	1.57%		8.29%		7.00%	10.09%	0.12%
Net Assets End of Period (in thousands)	$77,602		$88,538		$104,677		$66,898	$41,344	$36,876
Ratio of Expenses to Average Net Assets	1.80	%A	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04	%A	2.04%		2.03%		1.92%	1.91%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.14	%A	3.25%		4.13%		4.75%	5.06%	4.92%
Portfolio Turnover Rate	7%		50%		11%		15%	7%	11%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Government Securities Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)	0.20		0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)		(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	(0.03)		0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.19)		(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	0.00		(0.03)		—		—	—	—

Total Distributions	(0.19)		(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00	F	0.00F		—		—	—	—

Net Asset Value End of Period	$12.43		$12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	(0.21	)%B	1.57	%C	8.28	%C	6.99%	10.08%	0.12%
Net Assets End of Period (in thousands)	$21,133		$23,930		$27,942		$16,798	$8,692	$5,516
Ratio of Expenses to Average Net Assets	1.80	%A	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04	%A	2.04%		2.03%		1.92%	1.90%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.13	%A	3.26%		4.12%		4.72%	5.02%	4.92%
Portfolio Turnover Rate	7%		50%		11%		15%	7%	11%

			Year Ended December 31,
Enterprise Government Securities Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$12.65		$12.86	$12.37	$12.11	$11.56	$12.14

Net Investment Income (Loss)	0.26		0.56	0.65	0.72	0.71	0.70
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)		(0.23)	0.48	0.24	0.55	(0.58)

Total from Investment Operations	0.05		0.33	1.13	0.96	1.26	0.12

Dividends from Net Investment Income	(0.26)		(0.51)	(0.64)	(0.70)	(0.71)	(0.70)
Distributions from Capital Gains	0.00		(0.03)	—	—	—	—

Total Distributions	(0.26)		(0.54)	(0.64)	(0.70)	(0.71)	(0.70)

Redemption Fees	0.00	F	0.00F	—	—	—	—

Net Asset Value End of Period	$12.44		$12.65	$12.86	$12.37	$12.11	$11.56

Total Return	0.37	%B	2.59%	9.37%	8.07%	11.28%	1.04%
Net Assets End of Period (in thousands)	$20,694		$18,720	$10,242	$7,669	$7,171	$6,212
Ratio of Expenses to Average Net Assets	0.80	%A	0.80%	0.82%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.04	%A	1.05%	1.03%	0.92%	0.91%	0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.16	%A	4.37%	5.18%	5.78%	6.06%	5.92%
Portfolio Turnover Rate	7%		50%	11%	15%	7%	11%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.80		$8.76		$9.48	$9.74	$10.99	$11.53

Net Investment Income (Loss)	0.32		0.65		0.69	0.81	0.94	0.94
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)		1.04		(0.73)	(0.26)	(1.25)	(0.53)

Total from Investment Operations	0.08		1.69		(0.04)	0.55	(0.31)	0.41

Dividends from Net Investment Income	(0.32)		(0.65)		(0.69)	(0.81)	(0.94)	(0.94)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.32)		(0.65)		(0.69)	(0.81)	(0.94)	(0.95)

Redemption Fees	0.00	F	0.00	F	0.01	—	—	—

Net Asset Value End of Period	$9.56		$9.80		$8.76	$9.48	$9.74	$10.99

Total ReturnC	0.75	%B	19.90%		(0.18)%	5.73%	(2.96)%	3.64%
Net Assets End of Period (in thousands)	$104,670		$123,603		$96,790	$63,928	$54,612	$64,038
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.38	%A	1.39%		1.47%	1.45%	1.42%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.49	%A	6.92%		7.69%	8.27%	9.01%	8.30%
Portfolio Turnover Rate	34%		55%		66%	75%	61%	84%

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.79		$8.75		$9.48	$9.74	$10.99	$11.52

Net Investment Income (Loss)	0.29		0.60		0.64	0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)		1.04		(0.73)	(0.26)	(1.25)	(0.52)

Total from Investment Operations	0.05		1.64		(0.09)	0.50	(0.37)	0.36

Dividends from Net Investment Income	(0.29)		(0.60)		(0.64)	(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.29)		(0.60)		(0.64)	(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.55		$9.79		$8.75	$9.48	$9.74	$10.99

Total ReturnD	0.48	%B	19.26%		(0.83)%	5.15%	(3.49)%	3.18%
Net Assets End of Period (in thousands)	$68,814		$78,059		$54,214	$47,564	$32,631	$36,673
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.94%		2.02%	2.00%	1.97%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.95	%A	6.37%		7.15%	7.71%	8.47%	7.75%
Portfolio Turnover Rate	34%		55%		66%	75%	61%	84%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$9.79		$8.75		$9.48		$9.74	$10.99	$11.53

Net Investment Income (Loss)	0.29		0.60		0.64		0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)		1.04		(0.73)		(0.26)	(1.25)	(0.53)

Total from Investment Operations	0.05		1.64		(0.09)		0.50	(0.37)	0.35

Dividends from Net Investment Income	(0.29)		(0.60)		(0.64)		(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—		—		—	—	(0.01)

Total Distributions	(0.29)		(0.60)		(0.64)		(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.55		$9.79		$8.75		$9.48	$9.74	$10.99

Total ReturnD	0.48	%B	19.25	%C	(0.84	)%C	5.15%	(3.49)%	3.09%
Net Assets End of Period (in thousands)	$44,723		$56,936		$29,060		$13,902	$7,035	$6,841
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.94%		2.02%		1.99%	1.96%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.95	%A	6.29%		7.12%		7.64%	8.47%	7.73%
Portfolio Turnover Rate	34%		55%		66%		75%	61%	84%

			Year Ended December 31,
Enterprise High-Yield Bond Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$9.81		$8.77		$9.49	$9.74	$10.99	$11.51

Net Investment Income (Loss)	0.33		0.68		0.73	0.86	0.99	0.99
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)		1.05		(0.72)	(0.25)	(1.25)	(0.51)

Total from Investment Operations	0.08		1.73		0.01	0.61	(0.26)	0.48

Dividends from Net Investment Income	(0.33)		(0.69)		(0.73)	(0.86)	(0.99)	(0.99)
Distributions from Capital Gains	—		—		—	—	—	(0.01)

Total Distributions	(0.33)		(0.69)		(0.73)	(0.86)	(0.99)	(1.00)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.56		$9.81		$8.77	$9.49	$9.74	$10.99

Total Return	0.87	%B	20.41%		0.29%	6.32%	(2.52)%	4.30%
Net Assets End of Period (in thousands)	$25,481		$26,677		$5,555	$4,189	$808	$1,179
Ratio of Expenses to Average Net Assets	0.85	%A	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.93	%A	0.94%		1.02%	1.00%	0.97%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.94	%A	7.15%		8.17%	8.72%	9.48%	8.73%
Portfolio Turnover Rate	34%		55%		66%	75%	61%	84%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.07		$10.02	$10.00

Net Investment Income (Loss)	0.12		0.24	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)		0.05	0.02

Total from Investment Operations	0.04		0.29	0.03

Dividends from Net Investment Income	(0.12)		(0.24)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.12)		(0.24)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$9.99		$10.07	$10.02

Total ReturnC	0.44	%B	2.96%	0.34	%B
Net Assets End of Period (in thousands)	$12,774		$11,479	$2,155
Ratio of Expenses to Average Net Assets	0.90	%A	0.90%	0.25	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.20	%A	1.39%	8.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.35	%A	2.33%	1.40	%A
Portfolio Turnover Rate	3%		18%	0%

Enterprise Short Duration Bond Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.05		$10.01	$10.00

Net Investment Income (Loss)	0.08		0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)		0.06	0.01

Total from Investment Operations	0.02		0.22	0.02

Dividends from Net Investment Income	(0.09)		(0.18)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.09)		(0.18)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$9.98		$10.05	$10.01

Total ReturnD	0.17	%B	2.22%	0.23	%B
Net Assets End of Period (in thousands)	$8,645		$9,290	$2,268
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.96	%A	2.15%	8.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.62	%A	1.58%	0.61	%A
Portfolio Turnover Rate	3%		18%	0%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.05		$10.01	$10.00

Net Investment Income (Loss)	0.08		0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.06	0.01

Total from Investment Operations	0.01		0.22	0.02

Dividends from Net Investment Income	(0.09)		(0.18)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.09)		(0.18)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$9.97		$10.05	$10.01

Total ReturnD	0.06	%B	2.21%	0.24	%B
Net Assets End of Period (in thousands)	$6,401		$5,429	$2,110
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.94	%A	2.17%	8.63	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.58	%A	1.55%	0.63	%A
Portfolio Turnover Rate	3%		18%	0%

Enterprise Short Duration Bond Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02
Net Asset Value Beginning of Period	$10.08		$10.02	$10.00

Net Investment Income (Loss)	0.13		0.26	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.07	0.02

Total from Investment Operations	0.06		0.33	0.03

Dividends from Net Investment Income	(0.14)		(0.27)	(0.01)
Distributions from Capital Gains	—		—	—

Total Distributions	(0.14)		(0.27)	(0.01)

Redemption Fees	0.00	F	—	—

Net Asset Value End of Period	$10.00		$10.08	$10.02

Total Return	0.57	%B	3.28%	0.34	%B
Net Assets End of Period (in thousands)	$1,425		$1,213	$1,102
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%	0.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.96	%A	1.25%	7.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.61	%A	2.55%	1.57	%A
Portfolio Turnover Rate	3%		18%	0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.16	$13.49	$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.24		0.48	0.51	0.53	0.55	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)		0.14	0.70	(0.11)	0.78	(0.92)

Total from Investment Operations	(0.24)		0.62	1.21	0.42	1.33	(0.38)

Dividends from Net Investment Income	(0.24)		(0.48)	(0.51)	(0.53)	(0.55)	(0.54)
Distributions from Capital Gains	—		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.24)		(0.59)	(0.54)	(0.53)	(0.55)	(0.64)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$13.71		$14.19	$14.16	$13.49	$13.60	$12.82

Total ReturnC	(1.55	)%B	4.43%	9.09%	3.09%	10.65%	(2.76)%
Net Assets End of Period (in thousands)	$22,140		$22,753	$24,296	$21,992	$22,240	$21,703
Ratio of Expenses to Average Net Assets	1.10	%A	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.27	%A	1.33%	1.34%	1.33%	1.36%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.38	%A	3.36%	3.66%	3.86%	4.23%	4.05%
Portfolio Turnover Rate	0%		15%	20%	34%	41%	110%

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.17	$13.50	$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.20		0.40	0.43	0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)		0.13	0.70	(0.10)	0.78	(0.92)

Total from Investment Operations	(0.28)		0.53	1.13	0.35	1.26	(0.45)

Dividends from Net Investment Income	(0.20)		(0.40)	(0.43)	(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	—		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.20)		(0.51)	(0.46)	(0.45)	(0.48)	(0.57)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$13.71		$14.19	$14.17	$13.50	$13.60	$12.82

Total ReturnD	(1.82	)%B	3.78%	8.49%	2.60%	10.05%	(3.29)%
Net Assets End of Period (in thousands)	$6,640		$7,915	$8,760	$6,939	$6,650	$5,640
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.83	%A	1.88%	1.90%	1.87%	1.91%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.82	%A	2.80%	3.11%	3.29%	3.68%	3.51%
Portfolio Turnover Rate	0%		15%	20%	34%	41%	110%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.16		$13.49		$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.20		0.40		0.43		0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)		0.14		0.70		(0.11)	0.78	(0.92)

Total from Investment Operations	(0.28)		0.54		1.13		0.34	1.26	(0.45)

Dividends from Net Investment Income	(0.20)		(0.40)		(0.43)		(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	—		(0.11)		(0.03)		—	—	(0.10)

Total Distributions	(0.20)		(0.51)		(0.46)		(0.45)	(0.48)	(0.57)

Redemption Fees	0.00	F	—		—		—	—	—

Net Asset Value End of Period	$13.71		$14.19		$14.16		$13.49	$13.60	$12.82

Total ReturnD	(1.82	)%B	3.88	%C	8.49	%C	2.52%	9.96%	(3.23)%
Net Assets End of Period (in thousands)	$3,075		$3,393		$3,767		$1,821	$1,577	$1,706
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.65%		1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.82	%A	1.88%		1.90%		1.87%	1.91%	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.83	%A	2.82%		3.07%		3.28%	3.68%	3.54%
Portfolio Turnover Rate	0%		15%		20%		34%	41%	110%

			Year Ended December 31,
Enterprise Tax-Exempt Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003	2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.19		$14.17	$13.49	$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.27		0.54	0.57	0.59	0.61	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)		0.13	0.71	(0.11)	0.78	(0.92)

Total from Investment Operations	(0.21)		0.67	1.28	0.48	1.39	(0.31)

Dividends from Net Investment Income	(0.27)		(0.54)	(0.57)	(0.59)	(0.61)	(0.61)
Distributions from Capital Gains	—		(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.27)		(0.65)	(0.60)	(0.59)	(0.61)	(0.71)

Redemption Fees	0.00	F	—	—	—	—	—

Net Asset Value End of Period	$13.71		$14.19	$14.17	$13.49	$13.60	$12.82

Total Return	(1.33	)%B	4.83%	9.66%	3.56%	11.15%	(2.32)%
Net Assets End of Period (in thousands)	$99		$102	$102	$78	$49	$61
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	0.82	%A	0.88%	0.90%	0.88%	0.91%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.83	%A	3.82%	4.11%	4.31%	4.68%	4.51%
Portfolio Turnover Rate	0%		15%	20%	34%	41%	110%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.04	$10.00

Net Investment Income (Loss)	0.06		0.16	0.32	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)		0.35	0.43	0.11

Total from Investment Operations	(0.03)		0.51	0.75	0.21

Dividends from Net Investment Income	(0.15)		(0.21)	(0.34)	(0.10)
Distributions from Capital Gains	—		(0.12)	(0.21)	(0.07)

Total Distributions	(0.15)		(0.33)	(0.55)	(0.17)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.24		$10.42	$10.24	$10.04

Total ReturnC	(0.28	)%B	5.05%	7.56%	2.18	%B
Net Assets End of Period (in thousands)	$35,859		$37,681	$26,530	$6,991
Ratio of Expenses to Average Net Assets	1.35	%A	1.35%	1.35%	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.59	%A	1.59%	1.71%	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.25	%A	1.54%	3.25%	3.17	%A
Portfolio Turnover Rate	144%		396%	467%	160%

Enterprise Total Return Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.03	$10.00

Net Investment Income (Loss)	0.04		0.11	0.26	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		0.34	0.44	0.10

Total from Investment Operations	(0.06)		0.45	0.70	0.19

Dividends from Net Investment Income	(0.12)		(0.15)	(0.28)	(0.09)
Distributions from Capital Gains	—		(0.12)	(0.21)	(0.07)

Total Distributions	(0.12)		(0.27)	(0.49)	(0.16)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.24		$10.42	$10.24	$10.03

Total ReturnD	(0.55	)%B	4.48%	7.09%	1.90	%B
Net Assets End of Period (in thousands)	$25,693		$27,953	$23,950	$6,143
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%	1.90%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.14	%A	2.14%	2.27%	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70	%A	1.02%	2.69%	2.65	%A
Portfolio Turnover Rate	144%		396%	467%	160%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003		Year Ended December 31, 2002		For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24		$10.03		$10.00

Net Investment Income (Loss)	0.04		0.11		0.26		0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		0.34		0.44		0.10

Total from Investment Operations	(0.06)		0.45		0.70		0.19

Dividends from Net Investment Income	(0.12)		(0.15)		(0.28)		(0.09)
Distributions from Capital Gains	—		(0.12)		(0.21)		(0.07)

Total Distributions	(0.12)		(0.27)		(0.49)		(0.16)

Redemption Fees	0.00	F	—		—		—

Net Asset Value End of Period	$10.24		$10.42		$10.24		$10.03

Total ReturnD	(0.55	)%B	4.48	%C	7.07	%C	1.90	%B
Net Assets End of Period (in thousands)	$19,165		$21,162		$16,586		$2,981
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.14	%A	2.14%		2.26%		3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70	%A	1.01%		2.62%		2.59	%A
Portfolio Turnover Rate	144%		396%		467%		160%

Enterprise Total Return Fun (Class Y)	(Unaudited) Six Months Ended June 30, 2004		Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01
Net Asset Value Beginning of Period	$10.42		$10.24	$10.03	$10.00

Net Investment Income (Loss)	0.09		0.22	0.36	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		0.34	0.44	0.10

Total from Investment Operations	(0.01)		0.56	0.80	0.22

Dividends from Net Investment Income	(0.17)		(0.26)	(0.38)	(0.12)
Distributions from Capital Gains	—		(0.12)	(0.21)	(0.07)

Total Distributions	(0.17)		(0.38)	(0.59)	(0.19)

Redemption Fees	0.00	F	—	—	—

Net Asset Value End of Period	$10.24		$10.42	$10.24	$10.03

Total Return	(0.05	)%B	5.53%	8.16%	2.24	%B
Net Assets End of Period (in thousands)	$1,823		$2,111	$2,053	$1,495
Ratio of Expenses to Average Net Assets	0.90	%A	0.90%	0.90%	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.14	%A	1.14%	1.27%	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70	%A	2.07%	3.79%	3.56	%A
Portfolio Turnover Rate	144%		396%	467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Money Market Fund (Class A)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.24	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$332,485		$357,586		$264,161	$251,503	$272,225	$204,403
Ratio of Expenses to Average Net Assets	0.65%		0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		0.67%		1.32%	3.65%	5.91%	4.74%

			Year Ended December 31,
Enterprise Money Market Fund (Class B)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.24	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$38,522		$46,452		$56,323	$44,045	$28,096	$32,863
Ratio of Expenses to Average Net Assets	0.65%		0.65%		0.68%	0.62%	0.56%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		0.67%		1.32%	3.65%	5.91%	4.86%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Money Market Fund (Class C)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		0.00F		—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.24	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$12,173		$10,735		$12,775	$10,632	$8,709	$7,296
Ratio of Expenses to Average Net Assets	0.65%		0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		0.67%		1.32%	3.65%	5.91%	4.76%

			Year Ended December 31,
Enterprise Money Market Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2004		2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	—		(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	—		0.00F		—	—	—	—

Net Asset Value End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.24	%B	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$7,087		$4,939		$4,298	$3,160	$2,666	$3,477
Ratio of Expenses to Average Net Assets	0.65%		0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		0.67%		1.32%	3.65%	5.91%	4.72%

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Based on average shares outstanding.
F	Less than $0.01 per share.
G	In 2003, approximately 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements

June 30, 2004 (Unaudited)

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Socially Responsive, Mergers and Acquisitions, Technology, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds, each “a Fund” and together the “Funds.”

On February 18, 2004 the Board of Directors approved a resolution to effect a change in control of the Adviser whereby The MONY Group Inc. agreed to be acquired by AXA Financial, Inc. This change in control was approved by the shareholders of each Fund of EGF on May 27, 2004. The acquisition was also approved by The MONY Group Inc. shareholders on May 21, 2004 and became effective after the close of business July 8, 2004.

Effective February 21, 2003, the Managed and Capital Appreciation Funds acquired all of the net assets of the Mid-Cap Growth and Global Health Care Funds in tax-free exchanges of shares wherein the shareholders of each class of the Mid-Cap Growth and Global Health Care Funds received for each share owned approximately 0.63 and 0.25 shares, respectively, of the same class of the Managed and Capital Appreciation Funds. The aggregate net assets and unrealized appreciation/(depreciation) of the Funds immediately before and after the mergers were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Managed	$106,048,662	$115,642,037	$(12,319,105)	$(12,260,512)
Mid-Cap Growth	9,593,375		58,593

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Capital Appreciation	$152,090,367	$162,271,990	$(169,319)	$(402,143)
Global Health Care	10,181,623		(232,824)

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective Funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market and Short Duration Bond Funds with sales charges of 0% and 3.50%, respectively) are subject to a maximum sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same Fund eight years after purchase. Class C shares are subject to a maximum contingent deferred sales charge of 1%, which declines to zero after one year and which is based on the lesser net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

Valuation of Investments — Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances, fair values will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Fund investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued at amortized cost. Under this method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1%.

Special Valuation/Concentration Risks — Foreign denominated assets, if any, held by the Funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment program, certain Funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain Funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain Funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Illiquid Securities — At times, the Funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Funds will be able to do so. In addition, the Funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolios of investments.

Repurchase Agreements — Each Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

agreed-upon higher price, thereby establishing a fixed investment return during the Fund’s holding period. Under each repurchase agreement, it is the Funds’ policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options — When a Fund writes an option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the Fund has realized a gain or loss. If a put option is exercised, the Fund purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund writes a swap option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the Fund will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the Funds (other than the Total Return Fund) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Funds (other than the Total Return Fund) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the Funds whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by an approved pricing vendor or major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of their investment programs, certain Funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. The Total Return Fund may enter into futures contracts for other than hedging purposes.

Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Fund will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by the Fund in the same manner as forward currency exchange contracts discussed above.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As a result of a recent Financial Accounting Standards Board Emerging Issues Task Force consensus, the Total Return Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the current year Statement of Operations as well as the current and previous year’s information as reported in both the Statement of Changes in Net Assets and the Financial Highlights. These reclassifications had no effect on the net assets or net asset value per share.

Inflation Indexed Bonds — The Funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Fund will not receive the principal until sold or until maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method. All income is allocated to the classes based on net assets.

Dividends and Distributions — Distributions of capital gains, if any, from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all Funds other than the fixed-income Funds, are declared and paid at least annually. Dividends from net investment income for the fixed-income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Expenses — Generally, each Fund and class bears expenses incurred specifically on its behalf, such as advisory and distribution fees, as well as a portion of the common expenses of EGF, which are generally allocated to the Fund, and

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

simultaneously to the classes, based on net assets. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Custodian fees for the Funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Funds under certain directed brokerage arrangements. The Funds may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Funds. These amounts, if any, are reported in the statements of operations.

Federal Income Taxes — It is the policy of EGF to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that a fund does not distribute substantially all of its earnings, it will be subject to a 4% non-deductible excise tax. However, no provision for Federal income or excise taxes is required, because ECM intends to pay any excise taxes on behalf of the Funds.

3. Transactions with Affiliates

The Funds are charged investment advisory fees by ECM for furnishing advisory and administrative services. ECM has voluntarily limited the Funds’ expenses to the expense ratios noted below. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and current voluntary maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee		Distribution Fee				Current Voluntary Maximum Expense Amounts
Fund			A	B	C	Y	A	B	C	Y
Multi-Cap Growth	1.00%		0.45%	1.00%	1.00%	None	2.00%	2.55%	2.55%	1.55%
Small Company Growth	1.00%		0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%		0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%		0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%		0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%		0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%		0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%		0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%		0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%		0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%		0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Socially Responsive	0.90%		0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Mergers and Acquisitions	0.90%		0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Technology	1.00%		0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%		0.45%	1.00%	1.00%	None	1.45%	2.00%	2.00%	1.00%
Strategic Allocation	0.75%		0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%		0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond	0.60%	*	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Short Duration Bond	0.45%		0.25%	1.00%	1.00%	None	0.90%	1.65%	1.65%	0.65%
Tax-Exempt Income	0.50%		0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%		0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%		None	None	None	None	0.70%	0.70%	0.70%	0.70%

* Effective June 1, 2004 ECM amended the advisory fee rate to equal 0.50% for average daily net assets in excess of $200,000,000.

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of June 30, 2004:

Fund	Class A	Class B	Class C	Class Y
Multi-Cap Growth	—	—	—	$241,682
Small Company Growth	—	—	—	186,265
Small Company Value	—	—	—	966,812
Capital Appreciation	$419,411	$215,761	$215,631	548,081
Deep Value	299,100	297,000	297,000	230,240
Equity	163,066	159,722	159,720	810,485
Equity Income	188,486	—	—	235,298
Growth	823,381	88,779	88,610	22,264,332
Growth and Income	—	—	—	138,307
International Growth	1,297	618,614	617,440	15,982,463
Global Financial Services	16,826	—	—	8,265,079
Global Socially Responsive	276,300	270,600	270,600	152,330
Mergers and Acquisitions	—	—	—	343,045
Technology	174,695	89,649	89,649	541,030
Managed	519,846	331,638	331,328	220,766
Strategic Allocation	1,016,794	1,002,202	1,002,205	1,198,275
Government Securities	98,022	—	—	116,191
High-Yield Bond	79,033	—	—	81,502
Short Duration Bond	1,298,700	1,297,400	1,296,100	1,136,730
Tax-Exempt Income	—	—	—	46,548
Total Return	1,004	—	—	1,268,126
Money Market	2,417,209	—	—	87,728

As of June 30, 2004, defined contribution plans of an affiliate held investments in Class Y of the International Growth Fund that comprised approximately 20% of total outstanding shares of the Fund.

ECM has subadvisory agreements with various investment advisors as subadvisers for the Funds. The advisory fee, as a percentage of average daily net assets of a Fund, is paid to ECM, which pays a portion of the fee to the subadviser. Boston Advisors, Inc. and MONY Capital Management, Inc., each wholly-owned subsidiaries of The MONY Group Inc., are the subadvisers for the Equity Income and Short Duration Bond Funds, respectively. For the six months ended June 30, 2004, ECM incurred subadvisory fees payable to Boston Advisors, Inc. related to the Equity Income Fund of $180,367 and incurred subadvisory fees payable to MONY Capital Management, Inc. related to the Short Duration Bond Fund of $14,016.

For the six months ended June 30, 2004, the portions of EGF sales charges paid to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group, Inc., each a wholly-owned subsidiary of The MONY Group Inc., were $2,496,165, $119,037 and $213,890 respectively. The portion of sales charges paid to EFD was $494,604.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with EFD. For the six months ended June 30, 2004, EFD incurred distribution fees of $1,135,970 and $115,530 payable to MONY Securities Corporation and The Advest Group Inc., respectively.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

For the six months ended June 30, 2004, brokerage commissions paid to affiliates, including affiliates of the adviser and the individual Fund subadvisers, were as follows:

Fund	Commissions
Multi-Cap Growth	$105,421
Small Company Value	120,271
Growth and Income	2,196
International Growth	6,360
Global Financial Services	4,162
Mergers and Acquisitions	4,207
Technology	89,330

4. Estimated Loss Contingency

During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the Money Market Fund’s $1,182,379 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Fund recorded an estimated loss contingency of $886,784, which has been reflected in the Statement of Operations as a realized loss. ECM has reimbursed the Money Market Fund to cover the estimated loss. The net result had no effect to the Money Market Fund’s net assets or Net Asset Value. This matter may not be resolved for a period of time over one year. As of June 30, 2004, no cash disbursements have been required to be paid to the bankruptcy court.

5. Investment Transactions

For the six months ended June 30, 2004, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S. Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Cap Growth	—	—	$64,135,962	$70,452,899
Small Company Growth	—	—	74,257,339	73,160,965
Small Company Value	—	—	36,257,755	45,533,083
Capital Appreciation	—	—	153,685,762	131,178,559
Deep Value	—	—	14,108,623	6,225,658
Equity	—	—	16,833,152	13,911,184
Equity Income	—	—	46,251,107	43,284,056
Growth	—	—	475,332,413	478,661,696
Growth and Income	—	—	36,402,796	35,079,382
International Growth	—	—	70,340,374	64,393,809
Global Financial Services	—	—	7,359,150	5,511,225
Global Socially Responsive	—	—	4,661,609	1,825,150
Mergers and Acquisitions	—	—	136,933,594	89,980,742
Technology	—	—	94,670,963	97,562,446
Managed	$4,406,723	$3,686,220	36,738,976	45,912,871
Strategic Allocation	1,862,626	1,758,584	3,718,304	1,295,494
Government Securities	29,480,723	16,465,705	—	—
High–Yield Bond	—	—	87,615,010	122,475,565
Short Duration Bond	500,313	59,846	5,062,952	795,660
Tax-Exempt Income	—	—	—	1,511,443
Total Return	60,302,456	63,439,967	8,076,949	11,601,838

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

Outstanding forward foreign currency contracts at June 30, 2004 were as follows:

Total Return Fund

Settlement Date	Sales				Net Unrealized Appreciation (Depreciation)
	Receive		Deliver
07/20/04	USD	$1,894,964	EURO	1,882,138	$12,826
07/21/04	USD	312,501	JPY	313,419	(918)

					$11,908

Transactions in options written for the six months ended June 30, 2004, were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Total Return Fund
Outstanding put and call options written at December 31, 2003	6,700,000	$106,008
Call options written	18	12,643
Call options expired	(12)	(8,893)
Call swap options expired	(3,500,000)	(53,760)
Call options closed	(3)	(2,333)
Put options written	88	95,326
Put options expired	(15)	(9,217)

Outstanding put and call options written at June 30, 2004	3,200,076	$139,774

6. Securities Lending

Certain Funds may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The lending agent provides the Fund with indemnification against losses due to borrower default. The Fund bears the risk of loss only with respect to the investment of any cash collateral. Securities currently out on loan have been denoted in the Portfolios of Investments.

The Funds generally receive cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank and Trust.

7. Borrowings

EGF and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust whereby each Fund may borrow up to its prospectus defined limitation. EGF pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At June 30, 2004, there were no loans outstanding for EGF. Only the following Fund had an outstanding balance at any time during the six months ended June 30, 2004:

Fund	Maximum Amount Borrowed	Average Daily Outstanding Balance	Weighted Average Interest Rate
High-Yield Bond	$5,400,000	$5,100,000	1.56%

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

8. Capital Share Transactions

At June 30, 2004, EGF had 13,200,000,000 authorized shares at $0.001 par value. Capital share activity was as follows:

	Multi-Cap Growth Fund		Small Company Growth Fund
	Six Months Ended June 30, 2004	Year Ended December 31, 2003	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Class A
Shares sold	927,440	1,102,927	342,908	710,256
Reinvestment of distributions	—	—	—	—
Shares redeemed	(776,560)	(1,418,516)	(254,215)	(512,231)
Net increase (decrease)	150,880	(315,589)	88,693	198,025
Class B
Shares sold	479,797	1,161,430	133,961	366,283
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,088,169)	(1,374,830)	(230,711)	(309,628)
Net increase (decrease)	(608,372)	(213,400)	(96,750)	56,655
Class C
Shares sold	137,751	412,468	119,156	273,884
Reinvestment of distributions	—	—	—	—
Shares redeemed	(300,972)	(508,792)	(97,984)	(126,312)
Net increase (decrease)	(163,221)	(96,324)	21,172	147,572
Class Y
Shares sold	25,102	152,958	40,546	152,541
Reinvestment of distributions	—	—	—	—
Shares redeemed	(4,078)	(22,911)	(57,953)	(72,213)
Net increase (decrease)	21,024	130,047	(17,407)	80,328
Total net increase (decrease)	(599,689)	(495,266)	(4,292)	482,580
SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	3,693,443	6,172,557	840,203	1,348,834	462,167	789,574
Shares exchanged due to merger	—	—	—	173,370	—	—
Reinvestment of distributions	—	—	—	—	—	8,671
Shares redeemed	(4,216,210)	(7,251,477)	(612,838)	(847,419)	(172,254)	(206,884)
Net increase (decrease)	(522,767)	(1,078,920)	227,365	674,785	289,913	591,361
Class B
Shares sold	1,597,778	3,276,152	307,579	720,134	415,202	512,899
Shares exchanged due to merger	—	—	—	249,098	—	—
Reinvestment of distributions	—	—	—	—	—	3,400
Shares redeemed	(2,373,847)	(3,779,480)	(392,133)	(514,004)	(148,571)	(144,329)
Net increase (decrease)	(776,069)	(503,328)	(84,554)	455,228	266,631	371,970
Class C
Shares sold	1,515,300	3,051,530	324,783	426,395	220,295	298,472
Shares exchanged due to merger	—	—	—	52,557	—	—
Reinvestment of distributions	—	—	—	—	—	1,431
Shares redeemed	(1,670,764)	(2,717,345)	(145,641)	(161,221)	(59,861)	(94,080)
Net increase (decrease)	(155,464)	334,185	179,142	317,731	160,434	205,823
Class Y
Shares sold	155,774	344,163	87,157	95,212	15,848	6,062
Shares exchanged due to merger	—	—	—	8,058	—	—
Reinvestment of distributions	—	—	—	—	—	201
Shares redeemed	(115,032)	(312,105)	(22,360)	(13,553)	(8,304)	(9,174)
Net increase (decrease)	40,742	32,058	64,797	89,717	7,544	(2,911)
Total net increase (decrease)	(1,413,558)	(1,216,005)	386,750	1,537,461	724,522	1,166,243

	Equity Fund		Equity Income Fund		Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	2,816,890	6,950,806	584,711	396,317	11,036,025	23,125,466
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	16,062	33,535	—	—
Shares redeemed	(3,171,438)	(2,987,394)	(342,761)	(632,333)	(8,675,904)	(13,124,431)
Net increase (decrease)	(354,548)	3,963,412	258,012	(202,481)	2,360,121	10,001,035
Class B
Shares sold	1,150,498	3,107,250	263,722	301,576	1,182,529	3,853,282
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	3,954	10,578	—	—
Shares redeemed	(1,247,400)	(1,869,889)	(277,466)	(358,886)	(3,910,237)	(5,982,119)
Net increase (decrease)	(96,902)	1,237,361	(9,790)	(46,732)	(2,727,708)	(2,128,837)
Class C
Shares sold	1,220,473	2,619,730	88,509	133,292	1,249,604	3,670,394
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	1,107	2,571	—	—
Shares redeemed	(830,764)	(1,429,866)	(60,823)	(95,133)	(1,659,231)	(3,055,287)
Net increase (decrease)	389,709	1,189,864	28,793	40,730	(409,627)	615,107
Class Y
Shares sold	344,265	250,099	6,438	612	457,842	1,457,018
Shares exchanged due to merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	94	121	—	—
Shares redeemed	(46,731)	(119,289)	(649)	(4,047)	(431,006)	(933,499)
Net increase (decrease)	297,534	130,810	5,883	(3,314)	26,836	523,519
Total net increase (decrease)	235,793	6,521,447	282,898	(211,797)	(750,378)	9,010,824

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	448,448	488,534	573,168	1,252,955	313,771	385,193
Reinvestment of distributions	—	1,848	—	—	—	20,043
Shares redeemed	(270,351)	(601,895)	(267,456)	(1,233,862)	(179,753)	(519,111)
Net increase (decrease)	178,097	(111,513)	305,712	19,093	134,018	(113,875)
Class B
Shares sold	163,500	365,141	235,170	504,238	194,451	261,691
Reinvestment of distributions	—	—	—	—	—	12,006
Shares redeemed	(381,113)	(620,003)	(388,617)	(513,744)	(203,417)	(311,442)
Net increase (decrease)	(217,613)	(254,862)	(153,447)	(9,506)	(8,966)	(37,745)
Class C
Shares sold	76,800	138,396	119,204	459,972	71,293	185,792
Reinvestment of distributions	—	—	—	—	—	3,663
Shares redeemed	(85,191)	(171,300)	(83,543)	(63,782)	(39,751)	(63,782)
Net increase (decrease)	(8,391)	(32,904)	35,661	396,190	31,542	125,673
Class Y
Shares sold	69,525	198,187	198,202	1,372,232	10,391	3,393
Reinvestment of distributions	—	2,574	—	—	—	19,208
Shares redeemed	(46,846)	(58,798)	(102,475)	(1,280,953)	(2,621)	(10,129)
Net increase (decrease)	22,679	141,963	95,727	91,279	7,770	12,472
Total net increase (decrease)	(25,228)	(257,316)	283,653	497,056	164,364	(13,475)

	Global Socially Responsive Fund		Mergers and Acquisitions Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	155,491	202,324	4,961,714	3,607,784
Reinvestment of distributions	—	—	—	63,530
Shares redeemed	(38,859)	(122,434)	(1,016,560)	(724,035)
Net increase (decrease)	116,632	79,890	3,945,154	2,947,279
Class B
Shares sold	43,256	85,774	1,134,217	1,321,036
Reinvestment of distributions	—	—	—	36,566
Shares redeemed	(15,823)	(20,463)	(295,155)	(540,701)
Net increase (decrease)	27,433	65,311	839,062	816,901
Class C
Shares sold	75,966	92,469	2,441,593	2,371,279
Reinvestment of distributions	—	—	—	38,272
Shares redeemed	(13,435)	(19,199)	(284,167)	(364,709)
Net increase (decrease)	62,531	73,270	2,157,426	2,044,842
Class Y
Shares sold	103,439	7,326	453,879	374,614
Reinvestment of distributions	—	—	—	1,433
Shares redeemed	(577)	(210)	(62,528)	(43,141)
Net increase (decrease)	102,862	7,116	391,351	332,906
Total net increase (decrease)	309,458	225,587	7,332,993	6,141,928

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

	Technology Fund		Managed Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	568,435	888,994	1,601,507	1,457,641
Shares exchanged due to merger	—	—	—	715,255
Reinvestment of distributions	—	—	—	71,401
Shares redeemed	(605,227)	(891,438)	(1,056,559)	(2,072,674)
Net increase (decrease)	(36,792)	(2,444)	544,948	171,623
Class B
Shares sold	455,975	963,236	494,617	1,078,927
Shares exchanged due to merger	—	—	—	769,770
Reinvestment of distributions	—	—	—	33,254
Shares redeemed	(874,369)	(1,043,750)	(1,914,919)	(2,970,747)
Net increase (decrease)	(418,394)	(80,514)	(1,420,302)	(1,088,796)
Class C
Shares sold	122,767	408,091	166,598	268,132
Shares exchanged due to merger	—	—	—	283,161
Reinvestment of distributions	—	—	—	4,222
Shares redeemed	(190,778)	(298,963)	(94,613)	(250,402)
Net increase (decrease)	(68,011)	109,128	71,985	305,113
Class Y
Shares sold	8,133	56,640	1,653	3,418
Shares exchanged due to merger	—	—	—	30,735
Reinvestment of distributions	—	—	—	580
Shares redeemed	(15,393)	(48,609)	(1,759)	(9,471)
Net increase (decrease)	(7,260)	8,031	(106)	25,262
Total net increase (decrease)	(530,457)	34,201	(803,475)	(586,798)

	Strategic Allocation Fund		Government Securities Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	277,123	621,337	1,673,514	3,172,066
Reinvestment of distributions	—	613	137,785	293,594
Shares redeemed	(122,752)	(261,291)	(1,597,992)	(4,505,082)
Net increase (decrease)	154,371	360,659	213,307	(1,039,422)
Class B
Shares sold	192,683	456,028	494,662	1,748,742
Reinvestment of distributions	—	—	83,034	209,679
Shares redeemed	(174,592)	(173,978)	(1,334,652)	(3,098,590)
Net increase (decrease)	18,091	282,050	(756,956)	(1,140,169)
Class C
Shares sold	160,512	310,237	184,034	657,113
Reinvestment of distributions	—	—	21,245	50,661
Shares redeemed	(84,892)	(96,060)	(397,121)	(988,721)
Net increase (decrease)	75,620	214,177	(191,842)	(280,947)
Class Y
Shares sold	1,963	34,496	303,888	733,036
Reinvestment of distributions	—	430	32,241	45,605
Shares redeemed	(2,641)	(40,167)	(151,564)	(95,452)
Net increase (decrease)	(678)	(5,241)	184,565	683,189
Total net increase (decrease)	247,404	851,645	(550,926)	(1,777,349)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

	High-Yield Bond Fund		Short Duration Bond Fund		Tax-Exempt Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	1,486,837	6,114,951	484,184	1,562,245	116,454	205,213
Reinvestment of distributions	277,954	558,146	11,897	15,453	20,694	46,689
Shares redeemed	(3,420,342)	(5,113,580)	(357,886)	(653,041)	(125,927)	(363,660)
Net increase (decrease)	(1,655,551)	1,559,517	138,195	924,657	11,221	(111,758)
Class B
Shares sold	550,703	2,961,118	198,349	896,233	22,329	82,474
Reinvestment of distributions	144,802	293,736	6,020	8,765	5,889	14,941
Shares redeemed	(1,457,967)	(1,479,216)	(262,006)	(207,267)	(101,756)	(158,092)
Net increase (decrease)	(762,462)	1,775,638	(57,637)	697,731	(73,538)	(60,677)
Class C
Shares sold	457,840	3,672,140	241,023	458,119	11,789	64,810
Reinvestment of distributions	85,603	176,725	3,351	3,982	2,850	6,965
Shares redeemed	(1,672,496)	(1,355,437)	(142,816)	(132,743)	(29,505)	(98,639)
Net increase (decrease)	(1,129,053)	2,493,428	101,558	329,358	(14,866)	(26,864)
Class Y
Shares sold	296,973	2,418,221	25,217	24,332	—	—
Reinvestment of distributions	55,951	79,166	377	183	76	165
Shares redeemed	(407,568)	(411,899)	(3,491)	(14,087)	(31)	(206)
Net increase (decrease)	(54,644)	2,085,488	22,103	10,428	45	(41)
Total net increase (decrease)	(3,601,710)	7,914,071	204,219	1,962,174	(77,138)	(199,340)

	Total Return Fund		Money Market Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Class A
Shares sold	835,668	2,119,452	104,608,086	364,525,321
Reinvestment of distributions	47,091	98,347	830,740	2,473,747
Shares redeemed	(998,014)	(1,191,958)	(130,540,165)	(273,573,668)
Net increase (decrease)	(115,255)	1,025,841	(25,101,339)	93,425,400
Class B
Shares sold	381,218	1,323,414	14,415,580	35,438,621
Reinvestment of distributions	27,469	60,309	92,685	347,688
Shares redeemed	(583,000)	(1,039,233)	(22,438,367)	(45,657,081)
Net increase (decrease)	(174,313)	344,490	(7,930,102)	(9,870,772)
Class C
Shares sold	239,470	835,986	7,663,302	19,734,566
Reinvestment of distributions	17,672	40,755	24,993	81,328
Shares redeemed	(416,941)	(464,948)	(6,250,881)	(21,856,323)
Net increase (decrease)	(159,799)	411,793	1,437,414	(2,040,429)
Class Y
Shares sold	16,207	91,998	3,612,003	2,660,554
Reinvestment of distributions	2,152	4,524	15,586	25,914
Shares redeemed	(42,891)	(94,442)	(1,479,033)	(2,045,742)
Net increase (decrease)	(24,532)	2,080	2,148,556	640,726
Total net increase (decrease)	(473,899)	1,784,204	(29,445,471)	82,154,925

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

9. Redemption Fees

EGF charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the six months ended June 30, 2004 redemption fees charged and collected by the Funds were as follows:

Fund	Class A	Class B	Class C	Class Y
Small Company Growth	$702	$649	$260	$169
Small Company Value	1,764	1,487	789	72
Capital Appreciation	3,055	1,461	628	99
Equity	1,110	866	628	56
Equity Income	884	465	119	4
Growth	9,680	4,418	2,061	559
Growth & Income	116	161	31	33
International Growth	702	490	199	357
Global Financial Services	97	86	26	65
Global Socially Responsive	117	55	49	30
Mergers and Acquisitions	2,267	930	1,342	176
Technology	975	1,298	258	100
Managed	24	25	3	—
Government Securities	3,341	2,520	697	611
High-Yield Bond	953	613	424	206
Short Duration Bond	1,060	793	508	125
Tax Exempt Income	92	30	13	—
Total Return	328	243	179	18

10. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions, paydown gains and losses, losses deferred due to wash sales, capital loss carryforwards, excise tax regulations, investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemptions as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

The tax character of distributions paid during 2003 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Deep Value	$149,487	$—	$—	$149,487
Equity Income	1,071,925	—	—	1,071,925
Growth and Income	137,740	—	—	137,740
Global Financial Services	387,925	—	—	387,925
Mergers and Acquisitions	1,971,570	—	—	1,971,570
Managed	743,973	—	—	743,973
Strategic Allocation	12,170	—	—	12,170
Government Securities	8,645,166	—	512,820	9,157,986
High-Yield Bond	16,145,845	—	—	16,145,845
Short Duration Bond	422,913	—	—	422,913
Tax-Exempt Income	—	1,150,774	263,029	1,413,803
Total Return	2,298,995	—	155,766	2,454,761
Money Market	2,976,813	—	—	2,976,813

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
Multi-Cap Growth	—	—	$142,500,446	2008-10
Small Company Growth	—	—	13,186,202	2009-11
Small Company Value	—	—	4,727,784	2011
Capital Appreciation	—	—	75,165,156	2009-10
Deep Value	—	—	1,754,704	2010-11
Equity	—	—	55,798,391	2008-11
Equity Income	$31,636	—	7,780,606	2010-11
Growth	—	—	356,126,795	2007-11
Growth and Income	—	—	50,864,190	2009-11
International Growth	108,294	—	39,634,275	2008-11
Global Financial Services	867,465	—	—	—
Global Socially Responsive	—	—	996,444	2009-11
Mergers and Acquisitions	3,059,149	—	—	—
Technology	—	—	275,260,122	2008-11
Managed	—	—	40,249,261	2009-10
Strategic Allocation	6,029	—	268,522	2010-11
Government Securities	65,534	—	—	—
High-Yield Bond	79,815	—	27,496,331	2007-11
Short Duration Bond	—	—	8,882	2011
Tax-Exempt Income	—	62,024	—	—
Total Return	448,225	157,664	—	—
Money Market	4,959	—	4,952	2008-11

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2004 (Unaudited)

Included in the Capital Appreciation and Managed Funds are capital loss carryforward amounts acquired in connection with the respective mergers that occurred in 2003. Utilization of these losses (as shown below) may be limited in accordance with Federal tax regulations.

Capital Loss Carryforward Acquired*
Capital Appreciation	$3,672,808
Managed	3,505,183

* These losses may be further limited due to IRS regulations.

At June 30, 2004, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Multi-Cap Growth	$78,055,165	$18,013,935	$(2,132,492)	$15,881,443
Small Company Growth	134,404,286	17,783,780	(8,041,547)	9,742,233
Small Company Value	592,981,137	166,475,405	(29,263,671)	137,211,734
Capital Appreciation	222,962,695	56,363,646	(2,955,206)	53,408,440
Deep Value	35,475,380	4,181,073	(213,885)	3,967,188
Equity	161,509,632	46,418,206	(20,620,498)	25,797,708
Equity Income	124,031,984	20,700,137	(2,162,635)	18,537,502
Growth	1,489,892,677	282,092,701	(31,275,176)	250,817,525
Growth and Income	169,322,299	27,763,808	(5,220,935)	22,542,873
International Growth	86,175,726	10,724,830	(1,856,977)	8,867,853
Global Financial Services	35,255,873	5,210,940	(659,271)	4,551,669
Global Socially Responsive	9,263,196	1,006,234	(85,823)	920,411
Mergers and Acquisitions	284,833,963	8,748,960	(4,260,919)	4,488,041
Technology	72,005,698	16,323,193	(2,490,551)	13,832,642
Managed	120,548,903	10,770,538	(2,254,798)	8,515,740
Strategic Allocation	36,043,442	4,405,959	(1,717,149)	2,688,810
Government Securities	229,854,968	2,127,998	(2,461,777)	(333,779)
High-Yield Bond	265,518,744	12,330,459	(6,659,723)	5,670,736
Short Duration Bond	29,226,282	172,408	(308,665)	(136,257)
Tax-Exempt Income	29,816,918	1,320,158	(113,956)	1,206,202
Total Return	99,373,587	648,882	(631,923)	16,959

Under the current tax law, capital and currency losses realized after October 31, 2003 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the following Funds elected to defer capital losses realized between November 1, 2003 and December 31, 2003 in the following amounts:

Fund	Amount
Small Company Growth	$216,888
Capital Appreciation	389,437
High-Yield Bond	25,894
Short Duration Bond	6,482

11. Subsequent Event

The change in control of EGF’s adviser whereby The MONY Group Inc. was acquired by AXA Financial, Inc. became effective after the close of business July 8, 2004.

THE ENTERPRISE Group of Funds, Inc.

Shareholder Proxy Voting Information (Unaudited)

On May 27, 2004, EGF shareholders voted on the change in control of the Adviser whereby The MONY Group Inc. agreed to be acquired by AXA Financial, Inc. and also new Subadviser agreements for Boston Advisors, Inc. and MONY Capital Management, Inc. as follows:

To approve a new investment advisory agreement between EGF, on behalf of each Fund, and ECM, the terms of which are substantially similar to the existing investment advisory agreement with ECM.

Fund	Votes for	Votes Against	Votes Abstained	Votes Withheld
Multi-Cap Growth	9,022,968.911	67,931.837	78,372.057	4,596,834.361
Small Company Growth	2,364,449.890	33,428.186	33,075.650	1,941,226.784
Small Company Value	42,832,945.526	153,557.237	300,137.684	17,603,856.918
Capital Appreciation	4,711,973.541	39,291.386	72,693.271	4,191,019.475
Deep Value	1,885,019.580	5,616.777	26,846.869	1,805,933.937
Equity	20,131,574.884	103,198.126	135,493.791	9,352,033.765
Equity Income	2,807,182.335	37,086.390	49,784.867	2,326,778.666
Growth	73,653,126.182	247,820.998	474,285.409	34,235,897.869
Growth and Income	2,968,343.205	16,756.580	31,390.957	2,901,415.906
International Growth	3,062,753.664	18,906.966	15,228.486	2,971,483.711
Global Financial Services	2,864,658.716	9,036.499	14,051.695	1,906,901.145
Global Socially Responsive	679,443.984	2,033.545	4,741.326	261,862.833
Mergers and Acquisitions	16,089,490.335	18,448.881	154,490.586	2,346,582.006
Technology	5,299,707.875	38,967.726	47,275.268	4,237,631.73
Managed	9,901,030.269	174,826.152	254,916.410	9,287,029.521
Strategic Allocation	2,532,470.133	6,309.346	49,268.865	1,190,923.08
Government Securities	10,781,216.020	62,730.550	119,467.275	7,871,173.56
High-Yield Bond	19,654,899.449	68,104.739	273,002.253	8,588,204.163
Short Duration Bond	1,729,041.327	8,665.697	3,849.308	1,018,701.376
Tax-Exempt Income	1,270,703.731	20,891.432	22,152.122	1,092,802.197
Total Return	5,239,268.989	16,931.191	48,932.903	2,969,886.135
Money Market	308,098,141.115	1,738,461.480	2,721,803.375	89,343,438.568

To approve a new sub-advisory agreement among EGF, on behalf of the Equity Income Fund, ECM and Boston Advisors, Inc., the terms of which are substantially similar to the existing sub-advisory agreement.

Fund	Votes for	Votes Against	Votes Abstained	Votes Withheld
Equity Income	2,808,588.981	37,379.114	48,085.497	2,326,778.666

To approve a new sub-advisory agreement among EGF, on behalf of the Short Duration Bond Fund, ECM and MONY Capital Management, Inc., the terms of which are substantially similar to the existing sub-advisory agreement.

Fund	Votes for	Votes Against	Votes Abstained	Votes Withheld
Short Duration Bond	1,729,184.948	8,665.697	3,705.687	1,018,701.376

SEMI-ANNUAL REPORT

DIRECTORS AND OFFICERS

June 30, 2004

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA 1923	Director and Audit Committee Member	1972	President, ATD Advisory Corp.	22	EAT - 16 Portfolios

Arthur Howell, Esquire, Atlanta, GA 1918	Director and Audit Committee Chairman	1968	Of Counsel, Alston & Bird LLP (law firm)	22	EAT - 16 Portfolios

William A. Mitchell, Jr., Atlanta, GA 1940	Director	1987	Chairman, Carter & Associates (real estate development)	22	EAT - 16 Portfolios

Lonnie H. Pope, Macon, GA 1934	Director and Audit Committee Member	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	22	EAT - 16 Portfolios

INTERESTED PARTIES:

Victor Ugolyn, Atlanta, GA 1947 (Retired July 8, 2004)	Chairman, President & Chief Executive Officer, Director	1991	Chairman, President & CEO, ECM, EGF, EFD, and EAT	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios

Michael I. Roth, New York, NY 1945 (Retired July 8, 2004)	Director	1991	Chairman and CEO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group, Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti, New York, NY 1952 (Retired July 8, 2004)	Director	1995	President and COO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group Inc.

Phillip G. Goff, Atlanta, GA 1963	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	22	—

Herbert M. Williamson, Atlanta, GA 1951	Treasurer and Assistant Secretary	1988	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	22	—

Catherine R. McClellan, Atlanta, GA 1955	Secretary	1990	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EGF, EAT, and MSF	22	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320.

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

Effective August 17, 2004

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA 1923	Director and Audit Committee Member	1972	President, ATD Advisory Corp.	22	—

Arthur Howell, Esquire, Atlanta, GA 1918	Director and Audit Committee Chairman	1968	Of Counsel, Alston & Bird LLP (law firm)	22	—

William A. Mitchell, Jr., Atlanta, GA 1940	Director and Chairman	1987	Chairman, Carter & Associates (real estate development)	22	—

Lonnie H. Pope, Macon, GA 1934	Director and Audit Committee Member	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	22	—

INTERESTED PARTIES:

Steven M. Joenk, New York, NY 1958	President and Chief Executive Officer	2004	From July 1999 to present, Senior Vice President AXA Financial; from July 1999 to December 2002, Vice President and Chief Financial Officer of the Trust; from 1996 to 1999, Managing Director of MeesPierson (an investment company).	22	—

Kenneth T. Kozlowski, New York, NY 1961	Chief Financial Officer and Treasurer	2004	From February 2001 to present, Vice President, AXA Financial, from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.	22	—

Patricia Louie, New York, NY 1955	Vice President and Assistant Secretary	2004	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and Equitable; from July 1999 to May 2003, Vice President and counsel, AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.	22	—

Brian E. Walsh, New York, NY 1968	Vice President and Controller	2004	From February 2003 to present, Vice President of Equitable; From January 2001 to February 2003, Assistant Vice President of Equitable; from December 1999 to January 2001, Senior Fund Administrator of Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.	22	—

SEMI-ANNUAL REPORT

DIRECTORS AND OFFICERS

Effective August 17, 2004

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

Kenneth B. Beitler New York, NY 1958	Vice President	2004	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2000, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.	22	—

Phillip G. Goff, Atlanta, GA 1963	Vice President	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	22	—

Catherine R. McClellan, Atlanta, GA 1955	Secretary	1990	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EGF, EAT, and MSF	22	—

Anthony C. Ciliberto, Atlanta, GA 1966	Assistant Controller	2004	Vice President of Fund Administration, ECM	22	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320.

THE ENTERPRISE Group of Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request, without charge, by calling toll-free 1-800-432-4320; visiting the Fund’s Web site at www.enterprisefunds.com and visiting the SEC’s Web site at http://www.sec.gov.

Investment Advisor

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Investment Advisor

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Distributor

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Telephone: 1-800-432-4320

Custodian

State Street Bank and Trust Company

Boston, MA 02105

Transfer Agent

National Financial Data Services, Inc

330 W. 9th Street

Kansas City, MO 64105-1514

Telephone: 1-800-368-3527

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD 21201

Member - Investment Company Institute

1-800-432-4320

www.enterprisefunds.com

This report is not to be used in connection with

the offering of shares of the funds unless accompanied or

preceded by an effective prospectus.

©2004 Enterprise Fund Distributors, Inc. SAR CA6.04

Item 2. Code of Ethics.

Not applicable when filing a Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not applicable when filing a Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable when filing a Semi-Annual Report.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant’s president/chief executive officer (as of June 30, 2004) and vp/chief financial officer (as of June 30, 2004) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s president/chief executive officer (as of June 30, 2004) and vp/chief financial officer (as of June 30, 2004) are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10. Exhibits.

(a)	(1)	Separate certifications by the registrant’s president/chief executive officer (as of June 30, 2004) and vp/chief financial officer (as of June 30, 2004), pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached

(b)		A certification by the registrant’s president/chief executive officer (as of June 30, 2004) and vp/chief financial officer (as of June 30, 2004), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENTERPRISE GROUP OF FUNDS, INC.

By:	/s/ Victor Ugolyn
Name: Victor Ugolyn Title: President/Chief Executive Officer (as of June 30, 2004) Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Victor Ugolyn
Name: Victor Ugolyn Title: President/Chief Executive Officer (as of June 30, 2004) Date: August 19, 2004

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff Title: VP/Chief Financial Officer (as of June 30, 2004) Date: August 19, 2004